 As Filed Electronically with the Securities and Exchange Commission on May 1,
                                     2006
                                             Securities Act File No. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                        THE SECURITIES ACT OF 1933 [X]

                       Pre-Effective Amendment No.__ [ ]
                      Post-Effective Amendment No.__ [ ]

                         COLUMBIA FUNDS SERIES TRUST I
              (Exact Name of Registrant as Specified in Charter)

                               -----------------

                             One Financial Center
                          Boston, Massachusetts 02111
              (Address of Principal Executive Offices) (Zip Code)

                                 617-426-3750
                 (Registrant's Area Code and Telephone Number)

                           R. Scott Henderson, Esq.
                        Columbia Management Group, LLC
                             One Financial Center
                          Boston, Massachusetts 02111
                    (Name and Address of Agent for Service)

                               -----------------

                                With copies to:

          Brian D. McCabe, Esq.               Cameron S. Avery, Esq.
             Ropes & Gray LLP                 Bell, Boyd & Lloyd LLC
         One International Place        70 West Madison Street, Suite 3300
       Boston, Massachusetts 02110           Chicago, Illinois 60602

                               -----------------

                     TITLE OF SECURITIES BEING REGISTERED:

Class A, Class B, Class C, Class E, Class F and Class Z Shares of the Columbia
 Large Cap Growth Fund series of the Registrant and Class A, Class B, Class C and Class Z shares of the Columbia Dividend Income Fund series of the Registrant

   Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

   No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

   It is proposed that this filing will become effective on May 29, 2006 pursuant to Rule 488 under the Securities Act of 1933.

================================================================================

                            COLUMBIA UTILITIES FUND
            One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

   I am writing to ask for your vote on the proposed merger of Columbia Utilities Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust I, into Columbia Dividend Income Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, at a special meeting of shareholders of the Acquired Fund to be held on September 6, 2006.

   The proposed merger of the Acquired Fund is one of several mergers recommended by Columbia Management Advisors, LLC ("Columbia Management"), the investment adviser to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment goals, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the merger of the Acquired Fund to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment goal.

   Should the merger be approved and other conditions to the merger be satisfied, your current investment in the Acquired Fund will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund). More information on the specific details of and reasons for the Acquired Fund's merger is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF THE ACQUIRED FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                                  Sincerely,

                                                  Christopher L. Wilson
                                                  President and Chief Executive
                                                  Officer Columbia Funds Series
                                                  Trust I

July 7, 2006

            NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               SEPTEMBER 6, 2006
                                      OF
                            COLUMBIA UTILITIES FUND
                   A Series of Columbia Funds Series Trust I

                             One Financial Center
                             Boston, MA 02111-2621
                                1-800-426-3750

To the shareholders of Columbia Utilities Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Utilities Fund (the "Acquired Fund") will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Acquired Fund to, and the assumption of all of the liabilities of the Acquired Fund by, Columbia Dividend Income Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of the Acquired Fund at the close of business on June 14, 2006, are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                                              By Order of the Board of Trustees,

                                              James R. Bordewick, Jr.,
                                              Secretary

July 7, 2006

 NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
         PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                          PROSPECTUS/PROXY STATEMENT
                                 May 31, 2006

                 Acquisition of the Assets and Liabilities of

                            COLUMBIA UTILITIES FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-800-426-3750

                       by and in Exchange for Shares of

                         COLUMBIA DIVIDEND INCOME FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-800-426-3750

TABLE OF CONTENTS

  I.   Questions and Answers Regarding Approval of the Merger.............   3
  II.  Proposal -- Merger of the Acquired Fund into the Acquiring Fund....  11
       The Proposal.......................................................  11
       Principal Investment Risks.........................................  11
       Information about the Merger.......................................  12
  III. General............................................................  18
       Voting Information.................................................  18
       Information about Proxies and the Conduct of the Meeting...........  18
  Appendix A -- Form of Agreement and Plan of Reorganization.............. A-1
  Appendix B -- Fund Information.......................................... B-1
  Appendix C -- Capitalization............................................ C-1
  Appendix D -- Information Applicable to the Acquiring Fund.............. D-1
  Appendix E -- Financial Highlights for the Acquiring Fund............... E-1

   This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders beginning on or about July 7, 2006.

   This Prospectus/Proxy Statement contains information a shareholder should know before voting on the approval of the Agreement and Plan of Reorganization, dated as of June 1, 2006, with respect to the proposed acquisition of Columbia Utilities Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust I ("Trust I"), by Columbia Dividend Income Fund (the "Acquiring Fund" and, together with the Acquired Fund, each a "Fund" and collectively the "Funds"), also a series of Trust I (the "Agreement and Plan of Reorganization").

   The proposal will be considered by shareholders of the Acquired Fund at a special meeting of shareholders of the Acquired Fund (the "Meeting") that will be held at the offices of Columbia Management Advisors, LLC ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreement and Plan of Reorganization contemplates a transaction in which the Acquired Fund transfers substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to such transaction as a "Merger." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks current income and capital appreciation. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. If the Agreement and Plan of Reorganization is approved by the shareholders of the Acquired Fund and the Merger is consummated, the Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Class A shares of the Acquired Fund would receive Class A shares of the Acquiring Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Acquired Fund will be distributed pro rata to its shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

   . The Statement of Additional Information of the Acquiring Fund dated May 31, 2006, relating to this Prospectus/Proxy Statement.

   . The Prospectuses of the Acquired Fund dated March 27, 2006, as supplemented.

   . The Statement of Additional Information of the Acquired Fund dated March 27, 2006, as supplemented.

   . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Acquired Fund dated November 30, 2005.

   The Acquired Fund has previously sent its Annual Report to its shareholders. For a free copy of the Acquired Fund's Annual Report or any of the documents listed above, call 1-800-426-3750, or write to the Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Fund's Internet site at www.columbiafunds.com. Text-only versions of the Acquired Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

           I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGER

   The following questions and answers provide an overview of key features of the Merger and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. If you have questions about the Merger, please call 1-800-426-3750.

1. What Merger is being proposed?

   The Board of Trustees of the Funds (the "Trustees") is recommending that the Acquired Fund be merged into the Acquiring Fund. This means that the Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger is approved and completed, shareholders of the Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to their Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger. The Merger currently is scheduled to take place late in the Third quarter of 2006.

2. Why is the Merger being proposed?

   The Trustees recommend approval of the Merger because the Merger offers shareholders of the Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals, although the Acquiring Fund does not have a policy of investing in securities of utilities companies. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Merger, the Trustees also considered that, based on estimated expense ratios, shareholders of each class of the Acquired Fund, after the Merger, are expected to experience net operating expense ratios that are lower than the total operating expense ratios of such shareholders' current share class.

   Please review "Reasons for the Merger and Trustees' Considerations" under "Information about the Merger" in Section II of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the fees and expense ratios of the Funds compare, and what are they estimated to be following the Merger?

   The tables below allow a shareholder to compare the sales charges, the fees and the expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Merger. Sales charges, if applicable, are paid directly by shareholders to the Funds' distributor, Columbia Management Distributors, Inc. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the table below represent expenses as of each Fund's most recent fiscal year (ended November 30, 2005 for the Acquired Fund and ended September 30, 2005 for the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma basis after giving effect to the proposed Merger, based on pro forma combined net assets as of September 30, 2005.

   Shareholders of the Acquired Fund will not pay additional sales charges as a result of the Merger, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Merger will continue to apply.

   Based on the expense ratios shown below, the net expense ratio of each class of shares of the Acquiring Fund is expected to be lower than the total expense ratio of each corresponding class of shares of the Acquired Fund.

   If the Merger occurs, Merger expenses will be allocated to the Acquired Fund, which will reduce the Acquired Fund's net asset value immediately prior to the closing of the Merger by approximately $0.008 per share based on shares outstanding as of September 30, 2005 (the "Record Date"). Based on the expense ratios shown below, it is projected that, after the Merger, former Acquired Fund shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated Merger expenses until approximately 8 months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.

Shareholder Fees
(paid directly from your investment)

                         Columbia Utilities Fund/(1)/

                                                                             Class A    Class B    Class C    Class Z
                                                                            -------    -------    -------    -------
Maximum sales charge (load) imposed on purchases (%) (as a percentage of
  offering price)..........................................................  4.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%) (as a percentage
  of the lesser of purchase price and net asset value).....................  1.00/(2)/  5.00       1.00       0.00
Redemption Fee (%) (as a percentage of the lesser of purchase price or
  redemption price)........................................................   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/

--------
(1) A $10 annual fee may be a deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sole within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

                      Columbia Dividend Income Fund/(1)/

                                                                         Class A    Class B    Class C    Class Z
                                                                        -------    -------    -------    -------
Maximum sales charge (load) imposed on purchases (%)
  (as a percentage of offering price)..................................  5.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price and net asset value)  1.00/(2)/  5.00       1.00       0.00
Redemption Fee (%)
  (as a percentage of amount
  redeemed, if applicable).............................................   -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/

--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

                      Columbia Dividend Income Fund/(1)/
                             (pro forma combined)

                                                                         Class A    Class B    Class C    Class Z
                                                                        -------    -------    -------    -------
Maximum sales charge (load) imposed on purchases (%)
  (as a percentage of offering price)..................................  5.75       0.00       0.00       0.00
Maximum deferred sales charge (load) on redemptions (%)
  (as a percentage of the lesser of purchase price and net asset value)  1.00/(2)/  5.00       1.00       0.00
Redemption Fee (%).....................................................
(as a percentage of amount redeemed, if applicable)....................    --/(3)/    --/(3)/    --/(3)/    --/(3)/

--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

Annual Fund Operating Expenses
(deducted directly from Fund assets)

                            Columbia Utilities Fund

                                                Class A Class B Class C Class Z
                                                ------- ------- ------- -------
Management fee (%).............................  0.65    0.65    0.65    0.65
Distribution and service (12b-1) fees (%)......  0.25    1.00    1.00    0.00
Other expenses (%)/(1)/........................  0.25    0.25    0.25    0.25
                                                 ----    ----    ----    ----
Total annual fund operating expenses (%).......  1.15    1.90    1.90    0.90
--------
(1) Other expenses have been restated to reflect contractual changes to the transfer agent and bookkeeping fees for the Acquired Fund effective November, 1 2005.

                         Columbia Dividend Income Fund

                                            Class A    Class B Class C Class Z
                                           -------     ------- ------- -------
Management fee (%)/(1)/...................   0.77        0.77    0.77    0.77
Distribution and service (12b-1) fees (%).   0.25/(2)/   1.00    1.00    0.00
Other expenses (%)/(3)/...................   0.18        0.18    0.18    0.18
                                            -----       -----   -----   -----
Total annual fund operating expenses (%)..   1.20        1.95    1.95    0.95
Expense waiver/reimbursement (%)/(4)/.....  (0.15)      (0.15)  (0.15)  (0.15)
                                            -----       -----   -----   -----
Net annual fund operating expenses
  (%)/(4)/................................   1.05        1.80    1.80    0.80
--------
(1) The Acquiring Fund pays a management fee of 0.70% and an administrative fee of 0.07%.
(2) The Acquiring Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Acquiring Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.
(4) The Acquiring Fund's advisor has contractually agreed to bear a portion of the Acquiring Fund's expenses so that the Acquiring Fund's ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.80% annually through January 31, 2007.

                         Columbia Dividend Income Fund
                             (pro forma combined)

                                             Class A    Class B Class C Class Z
                                           -------      ------- ------- -------
 Management fee/(1)/(%)...................   0.75%        0.75%   0.75%   0.75%
 Distribution and service (12b-1) fees (%)   0.25%/(2)/   1.00%   1.00%   0.00%
 Other expenses /(3)/(%)..................   0.20%        0.20%   0.20%   0.20%
 Total annual fund operating expenses (%).   1.20%        1.95%   1.95%   0.95%
 Expense waiver/reimbursement/(4)/ (%)....  -0.15%       -0.15%  -0.15%  -0.15%
 Net annual fund operating expenses/(4)/
   (%)....................................   1.05%        1.80%   1.80%   0.80%
--------
(1) The Acquiring Fund pays a management fee of 0.68% and an administrative fee of 0.07%.
(2) Effective on and after the closing of the Merger, the maximum rate at which 12b-1 fees are paid on Class A shares will be permanently reduced to 0.25% of the Acquiring Fund's average daily net assets attributable to Class A shares.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.
(4) The Acquiring Fund's advisor has contractually agreed to bear a portion of the Acquiring Fund's expenses so that the Acquiring Fund's ordinary operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) do not exceed 0.80% annually through January 31, 2008.

Example Expenses

Example Expenses help shareholders compare the cost of investing in the Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a proforma basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account the expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expense tables. They use the following hypothetical conditions:

  .   $10,000 initial investment

  .   5% total return for each year

  .   Each Fund's operating expenses remain the same

  .   Reinvestment of all dividends and distributions

  .   Class B shares convert to Class A shares after eight years

Example Expenses
(actual costs may be higher or lower)

Columbia Utilities Fund

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
Class A                                         $587   $823   $1,078   $1,806
Class B: did not sell shares                    $193   $597   $1,026   $2,027
         sold all shares at end of period       $693   $897   $1,226   $2,027
Class C: did not sell shares                    $193   $597   $1,026   $2,222
         sold all shares at end of period       $293   $597   $1,026   $2,222
Class Z                                         $ 92   $287   $  498   $1,108

Columbia Dividend Income Fund

                                               1 Year 3 Years 5 Years 10 Years
                                               ------ ------- ------- --------
Class A                                         $676   $920   $1,183   $1,933
Class B: did not sell shares                    $183   $598   $1,038   $2,068
         sold all shares at end of period       $683   $898   $1,238   $2,068
Class C: did not sell shares                    $183   $598   $1,038   $2,263
         sold all shares at end of period       $283   $598   $1,038   $2,263
Class Z                                         $ 82   $288   $  511   $1,153

Columbia Dividend Income Fund
(pro forma combined)

                                                1 Year 3 Years 5 Years 10 Years
                                                ------ ------- ------- --------
Class A                                          $676   $920   $1,183   $1,933
Class B: did not sell shares                     $183   $598   $1,038   $2,068
         sold all shares at end of period        $683   $898   $1,238   $2,068
Class C: did not sell shares                     $183   $598   $1,038   $2,263
         sold all shares at end of period        $283   $598   $1,038   $2,263
Class Z                                          $ 82   $288   $  511   $1,153

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Fund will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and investment policies of the Funds compare?

   The Acquiring Fund and the Acquired Fund have similar investment goals. Each fund seeks current income. The Acquired Fund also seeks long-term growth and the Columbia Dividend Income Fund seeks capital appreciation. The Acquired Fund invests at least 80% of its net assets in securities of utilities companies. The principal investment strategies are generally similar although there are certain differences. The Acquiring Fund invests at least 80% in dividend-paying equity securities. Although the Acquiring Fund does not emphasize securities of utilities companies, both emphasize investing in value stocks. The table below shows the investment goals and principal investment strategies of each Fund:

                                              Columbia Utilities Fund             Columbia Dividend Income Fund
                                                  (Acquired Fund)                       (Acquiring Fund)
                                       -------------------------------------  -------------------------------------
Investment                             The Acquired Fund seeks current        The Acquiring Fund seeks current
Goal(s)/Objective(s)                   income and long-term growth.           income and capital appreciation.

Principal Investment Strategies        .   Under normal market conditions,    .   Under normal market conditions,
                                           the Acquired Fund invests at           the Acquiring Fund invests at
                                           least 80% of its net assets (plus      least 80% of its net assets (plus
                                           any borrowings for investment          any borrowings for investment
                                           purposes) in securities of             purposes) in a diversified
                                           utilities companies.                   portfolio of income- producing
                                                                                  (dividend-paying) equity
                                       .   Up to 20% of the Acquired Fund's       securities, which will consist
                                           net assets (plus any borrowings        primarily of common stocks but
                                           for investment purposes) may be        may also include preferred stocks
                                           invested in equity securities of       and convertible securities.
                                           non-utilities related companies.       Columbia Management looks for
                                                                                  investments that it believes
                                       .   The Acquired Fund may invest up        offer prospects for dividend
                                           to 20% of its assets in                growth and capital appreciation.
                                           securities of foreign utilities
                                           companies.                         .   The Acquiring Fund generally will
                                                                                  emphasize value stocks, but may
                                       .   Utility company securities in          purchase growth securities when
                                           which the Acquired Fund may            such securities pay dividends or
                                           invest include securities of           the advisor believes such
                                           companies engaged in the               securities have particularly good
                                           manufacture, production,               prospects for capital
                                           generation, transmission, sale or      appreciation. Value stocks are
                                           distribution of electricity,           stocks that appear to be under-
                                           natural gas or other types of          priced based on measures such as
                                           energy, water or other sanitary        lower price-to-earnings,
                                           services. They also include            price-to-book value and
                                           securities of companies engaged        price-to-earnings growth ratios.
                                           in telecommunications, such as         Growth stocks generally offer the
                                           telephone, Internet, satellite,        potential for strong revenue and
                                           television, microwave and other        earnings, and accompanying
                                           communications media. The              capital growth, with less
                                           Acquired Fund may invest in            dividend income than value stocks.
                                           securities of companies engaged
                                           in the manufacture and production  .   In addition to equity securities,
                                           of equipment utilized in the           the Acquiring Fund may also
                                           energy and telecommunications          invest up to 20% of its net
                                           industries.                            assets in debt securities,
                                                                                  including lower-quality debt
                                       .   In managing the Acquired Fund,         securities.
                                           Columbia Management uses a value
                                           investing strategy that it         .   The Acquiring Fund may invest up
                                           believes focuses on buying stocks      to 20% of its net assets in
                                           cheaply when they are undervalued      securities of foreign issuers.
                                           or "out of favor." Columbia
                                           Management buys stocks that have
                                           attractive current prices,
                                           consistent operating performance
                                           and/or favorable future growth
                                           prospects. Columbia Management's
                                           strategy uses fact- based,
                                           quantitative analysis supported
                                           by fundamental business and
                                           financial analyses.

The Acquiring Fund and the Acquired Fund have many identical fundamental investment policies. As a matter of fundamental investment policy, neither Fund may:

  . underwrite any issue of securities within the meaning of the Securities Act of 1933 except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered management investment companies.

  . purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

  . may not purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

  . make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

  . borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

  . purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations; and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

   In addition to the fundamental investment policies and restrictions discussed above, the Acquired Fund may concentrate more than 25% of its total assets in any single industry.

   In addition to the fundamental investment policies discussed above, the Acquiring Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Fund.

   In addition to the fundamental investment policies discussed above, the Acquired Fund is subject to certain non-fundamental policies to which the Acquiring Fund is not subject. The Acquired Fund may not:

  . purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions; and

  . have a short securities position, unless it owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities.

   The Acquiring Fund is subject to a non-fundamental investment policy to which the Acquired Fund is not subject. The Acquiring Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

5. What class of the Acquiring Fund shares will shareholders receive if the Merger occurs?

   If the Merger occurs, holders of Class A, Class B, Class C and Class Z shares of the Acquired Fund will receive Class A, Class B, Class C and Class Z shares, respectively, of the Acquiring Fund. The Merger will not result in any changes to shareholder rights in connection with or to the procedures for purchases, redemptions or exchanges of shares.

   For more information on the Acquiring Fund's current distribution, purchase, redemption and exchange policies, see Appendix D.

6. What are the federal income tax consequences of the Merger?

   The Merger is expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Acquired Fund are expected to recognize a gain or loss directly as a result of the Merger. However, because the Merger will end the tax year of the Acquired Fund, it may accelerate distributions from the Acquired Fund to shareholders. Specifically, the Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with the Acquisition (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date of the Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

   A substantial portion of the portfolio assets of the Acquired Funds may be sold in connection with the Mergers. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The cost basis and holding period of shares in the Acquired Fund are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Merger?

   [[Columbia Management]] and the Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Merger. Out-of-pocket expenses associated with the Merger include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Merger;
(2) the fees and expenses of any proxy solicitation firm retained in connection with the Merger; (3) the legal fees and expenses incurred by the Funds in connection with the Merger; and (4) the trustees' fees and out-of-pocket expenses incurred in connection with the Merger.

   The out-of-pocket expenses of the Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Funds. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund in each Merger to the anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of this limitations is borne by Columbia Management, not the other Fund. The estimated costs of the Merger to be borne by the Acquired Fund are approximately $240,612 (approximately $0.008 per share based on shares outstanding as of September 30, 2005), assuming completion of the Merger on that date. Should the Merger fail to occur, Columbia Management will bear all costs associated with the Merger.

8. Who is eligible to vote?

   Shareholders of record on June 14, 2006 are entitled to attend and to vote at the Meeting and any adjournment of the Meeting. All shareholders of the Acquired Fund, regardless of the class of shares held, will vote together as a single class on this proposal. Each whole share (or fractional share) outstanding on June 14, 2006 shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U. S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

      II. PROPOSAL -- MERGER OF THE ACQUIRED FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Acquired Fund are being asked to approve the Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are approving the merger of the Acquired Fund into the Acquiring Fund.

Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Acquired Fund?

   The principal risks associated with each Fund generally are similar because the Funds generally have similar investment goals . The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, equity risk and foreign security risk, each of which is described below.

   Management risk means that the Columbia Management's investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal.

   Market risk means that security prices in a market, sector or industry may fall, reducing the value of shareholders' investments. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable fund.

   Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may under-perform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

   Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the adviser's opinion, undervalued. If the adviser's assessment of a company's prospects is wrong, the price of the company's stock may fall, or may not approach the value the advisor has placed on it.

   Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   In addition to the risks described above, the Acquiring Fund is subject to interest rate risk, issuer risk, lower-rate debt security risk, medium-quality debt security risk and convertible security risk each of which is described below.

   Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Acquiring Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

   Because the Acquiring Fund may invest in debt securities issued or supported by private entities, including corporate bonds, municipal bonds and mortgage-backed and asset-backed securities, the Acquiring Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the security and in some cases a decrease in income. The Acquiring Fund's investments in securities issued by U.S. government-sponsored enterprises, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, are not funded by Congressional appropriations and are neither guaranteed nor insured by the U.S. government. Furthermore, no assurances can be given that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

   Lower-rated debt securities, commonly referred to as "junk bonds," involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities. Lower-rated debt securities have a higher risk that the issuer of the security may default and not make payment of interest or principal.

   Medium-quality debt securities, although considered investment grade, may have some speculative characteristics.

   Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

   In addition, the Acquired Fund may be subject to a greater extent to utility company risk. Utility company securities are subject to special risks. These securities are generally strongly affected by changes in interest rates, as well as by general competitive and market forces in the utilities industries. As interest rates increase, the value of securities of utility companies tends to decrease, and vice versa. In addition, utility companies may be affected by changes in government regulation. In particular, the value of utility company securities may be adversely affected by increased competition resulting from deregulation.

   Shareholders of the Acquired Fund should note that, although the investment goal of the Acquiring Fund is generally similar to that of the Acquired Fund, the Funds have a somewhat different investment style, principally due to the Acquired Fund's emphasis on utilities companies. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Merger" for more information regarding the investment goals, strategies and policies of the Funds.

Information about the Merger

  Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of the Acquired Fund, the Merger is expected to occur late in the Third quarter of 2006. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreement and Plan of Reorganization.

   . The Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

   . The assets of each the Acquired Fund and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger or such other date as the parties may agree.

   . The shares of each class of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the corresponding class of the Acquired Fund pro rata in accordance with their percentage ownership of such class of the shares of the Acquired Fund in complete liquidation of the Acquired Fund.

   . After the Merger, the Acquired Fund's affairs will be wound up in an orderly fashion and it will be terminated under state law.

   . The Merger requires approval by the Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees.

   Shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of the Acquired Fund, likely accelerating taxable distributions from the Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Acquired Fund will receive shares of the Acquiring Fund corresponding to the shares that they currently own in the Acquired Fund (for example, holders of Class A shares of the Acquired Fund will receive Class A shares of the Acquiring Fund). As compared to the Acquired Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

   . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.

   . The Merger will not result in any changes to procedures for purchasing, redeeming and exchanging shares, although the sales charges applicable to subsequent investment in Class A shares of the Acquiring Fund will be higher than the sales charge currently applicable to the Acquired Fund Class A shares of the Acquired Fund. Please see Appendix D to this Prospectus/Proxy Statement for more information about the current procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

   . The account options a shareholder has selected for handling distributions from the Acquired Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each of the Funds is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Acquired Fund that the Merger would be in the best interests of the Acquired Fund's shareholders and that the interests of existing shareholders in the Acquired Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Acquired Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees at a meeting held on April 12, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

     1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

     2.  various potential shareholder benefits of the Merger;

     3. the current asset level of the Acquired Fund and the combined pro forma asset level of the Acquiring Fund;

     4. the historical performance of the Acquired Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

     5. the investment objectives and principal investment strategies of the Funds;

     6. that holders of Class A, Class B, Class C and Class Z shares of the Acquired Fund are expected to experience lower net operating expense ratios as respective holders of Class A, Class B, Class C and Class Z shares of the Acquiring Fund after the Merger;

     7. the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below);

     8.  the potential benefits of the Merger to Columbia and its affiliates;

     9. various aspects of the Merger and the Agreement and Plan of Reorganization;

     10. the fact that shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Merger;

     11. that costs associated with the Merger will be borne by the Acquired Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

   If the Merger is approved by the shareholders, the transaction will combine the Acquired Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Acquired Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2005 for Class A shares of the Acquired Fund and the 7-year period ending December 31, 2005 for Class A shares of the Acquiring Fund. The bar charts should give you a general idea of how the Acquired Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of Fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                            Columbia Utilities Fund
                                (Acquired Fund)

6.02% 28.26% 22.22% 13.36% 18.40% -8.65% -42.63% 15.92% 21.73% 11.16%
1996   1997   1998   1999   2000   2001    2002   2003   2004   2005

For period shown in bar chart:           The Acquired Fund's year to
Best quarter: 2nd quarter 2003, +18.75% date total return through Worst quarter: 3rd quarter 2002, -28.90% March 31, 2006 was 2.03%

                      Columbia Dividend Income Fund/(1)/
                               (Acquiring Fund)

                 0.05% 22.22% 8.00% -20.64% 21.10% 14.57% 6.36%
                 1999   2000  2001    2002   2003   2004  2005

For period shown in bar chart:           The Acquiring Fund's year to
Best quarter: 2nd quarter 2003, +18.41%  date total return through
Worst quarter: 3rd quarter 2002, -19.80% March 31, 2006 was 3.51%
--------
(1) The total returns shown are for Class A shares and include the returns of Retail A Shares of the Galaxy Strategic Equity Fund (the Galaxy Fund), the predecessor to the Fund, for periods prior to November 25, 2002. Class A shares would have had substantially similar annual returns because they are invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Retail A shares. On October 27, 2003, the investment policies of the Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Acquiring Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

   The following tables list the average annual total return (reflecting applicable sales charges) for Class A, Class B, Class C and Class Z shares of each of the Acquired Fund and the Acquiring Fund for the one-year, five-year and ten-year periods ended December 31, 2005. These tables are intended to provide you with some indication of the risks of investing in the Acquired Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices.

   After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                            Columbia Utilities Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                                1 Year 5 Years 10 Years
                                                                ------ ------- --------
Class A (%)
   Return Before Taxes.........................................  5.88   -4.77    5.74
   Return After Taxes on Distributions.........................  5.48   -5.78    3.97
   Return After Taxes on Distributions and Sale of Fund Shares.  4.33   -4.33    4.30
Class B (%)
   Return Before Taxes.........................................  5.34   -4.89    5.46
   Return After Taxes on Distributions.........................  5.05   -5.73    3.95
   Return After Taxes on Distributions and Sale of Fund Shares.  3.85   -4.34    4.24
Class C/(1)/ (%)
   Return Before Taxes.........................................  9.24   -4.54    5.47
   Return After Taxes on Distributions.........................  8.95   -5.39    3.95
   Return After Taxes on Distributions and Sale of Fund Shares.  6.39   -4.07    4.23
Class Z/(2)/ (%)
   Return Before Taxes......................................... 11.45   -3.62    6.42
   Return After Taxes on Distributions......................... 10.99   -4.70    4.60
   Return After Taxes on Distributions and Sale of Fund Shares.  8.04   -3.42    4.88

S&P Utility Index /(3)/ (%).................................... 16.79   -2.25    6.78
S&P Telecom Index/(4)/ (%)..................................... -5.33   -6.83    1.08

--------
(1) Class C is a newer class of shares. Its performance information includes returns of the Acquired Fund's Class B shares for periods prior to the inception of Class C shares. Class B shares would have substantially similar annual returns because Class B and Class C shares generally have similar expense structures. Class B shares were initially offered on May 5, 1992 and Class C shares were initially offered on August 1,1997.
(2) Class Z is a newer class of shares. Its performance information includes returns of the Acquired Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to any 12b-1 fees. Class A shares were initially offered on August 3, 1981, and Class Z shares were initially offered on January 29, 1999.
(3) The Standard & Poor's Utility Index is an unmanaged market-cap weighted index that tracks the performance of natural gas and electric companies. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.
(4) The Standard & Poor's Telecom Index is an unmanaged market-cap weighted index that tracks the performance of telecommunications companies. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

                         Columbia Dividend Income Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                                               Life of the
                                                                1 Year 5 Years    Fund
                                                                ------ ------- -----------
Class A /(1)/ (%)
   Return Before Taxes.........................................  0.26   3.58      5.28
   Return After Taxes on Distributions......................... -0.04   3.20      4.23
   Return After Taxes on Distributions and Sale of Fund Shares.  0.55   2.94      3.95
Class B /(1)/ (%)
   Return Before Taxes.........................................  0.51   3.66      5.37
   Return After Taxes on Distributions.........................  0.32   3.39      4.43
   Return After Taxes on Distributions and Sale of Fund Shares.  0.59   3.05      4.09
Class C/(1)/ (%)
   Return Before Taxes.........................................  4.52   3.99      5.36
   Return After Taxes on Distributions.........................  4.32   3.72      4.42
   Return After Taxes on Distributions and Sale of Fund Shares.  0.59   3.05      4.09
Class Z/(2)/ (%)
   Return Before Taxes.........................................  6.62   5.22      6.51
   Return After Taxes on Distributions.........................  6.27   4.72      5.33
   Return After Taxes on Distributions and Sale of Fund Shares.  4.76   4.30      4.95

Russell 1000 Value Index /(4)/(%)..............................  7.05   5.28      6.40/(3)/

--------
(1) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A) and Retail B Shares (for Class Band Class C) of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Acquiring Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. On October 27, 2003, the investment policies of the Acquiring Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Acquiring Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place. Retail A and Retail B shares of the Galaxy Fund were first offered on [[ ]].
(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Acquiring Fund. Trust Shares were initially offered by the Galaxy Fund on March 4, 1998. On October 27, 2003, the investment policies of the Acquiring Fund (formerly known as Columbia Strategic Equity Fund) were modified. As a result, the Acquiring Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(3) Performance information is from March 4, 1998.
(4) The Fund's returns are compared to the Russell 1000 Value Index, an unmanaged index that tracks the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

  Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

   .   the Merger will constitute a reorganization within the meaning of
       Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of
       Section 368(b) of the Code;

   . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

   . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

   . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

   . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset;

   . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

   . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

   . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

   . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
       Section 383 of the Code.

   The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund, and Trust I and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

   A substantial portion of the portfolio assets of the Acquired Fund may be sold in connection with the Merger. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The Acquiring Fund's ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the Combined Fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

THE TRUSTEES OF TRUST I UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) more than 50% of the Acquired Fund's outstanding shares or (2) 67% or more of the shares present at the Meeting if more than 50% of the outstanding shares of the Acquired Fund are represented at the Meeting in person or by proxy. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

                                 III. GENERAL

Voting Information

   The Trustees are soliciting proxies from the shareholders of the Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on September 6, 2006, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about July 7, 2006.

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily through the mailing this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Fund or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services 280, Oser Avenue, Hauppage, NY 11788, has been engaged to assist
in the solicitation of proxies, at an estimated cost of $[      ].

Voting Process. Shareholders can vote in any one of the following ways:

    a. By mail, by filling out and returning the enclosed Proxy Card;

    b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

    c. In person at the Meeting.

   Shareholders who owned shares on the record date, June 14, 2006, are entitled to vote at the Meeting and any adjournment of the Meeting. Each whole share (or fractional share) outstanding on June 14, 2006 shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U. S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must match exactly the name that appears on the Proxy Card.

   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of the Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the Meeting without voting will not revoke a proxy.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Acquired Fund entitled to vote on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the Proposal. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

   Underwriter Address. The address of the Funds' principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of June 14, 2006 for each class of the Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of the Acquired Fund or the Acquiring Fund, and contains information about the executive officers and Trustees of the Acquired Fund and their shareholdings in the Acquired Fund.

   Adjournments; Other Business. If the Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum is present. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxies that direct them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except where the Secretary of the Acquired Fund has previously received written instructions to the contrary from shareholders entitled to vote the shares.

          Appendix A -- Form of Agreement and Plan of Reorganization

   THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 2006, is by and among Columbia Funds Series Trust I, (the "Trust") as an Acquired Trust on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an "Acquired Fund"), and as an Acquiring Trust on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an "Acquiring Fund"), and Columbia Management Advisors, LLC ("Columbia").

   This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the "Acquisition Shares"), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

   1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

          (a) Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

          (b) Each Acquiring Fund will assume all of the corresponding Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

          (c) Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the corresponding Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

   1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund's shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

   1.4. With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

   1.5. As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2. VALUATION.

   2.1. For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

   2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

   3.1. The Closing Date shall be on September 25, 2006, or on such other date as the parties may agree. The Closing shall be held at Columbia's offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

   3.2. The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Acquiring Fund]".

   3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

   3.4. At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund's shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund's shareholders as provided in paragraph 1.3.

   3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

   4.1. Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

          (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund's most recently completed fiscal year;

          (g) Since the last day of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

          (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

          (j) Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund's shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

          (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

          (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

   4.2. Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund's most recently completed fiscal year;

          (h) Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph
                (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

          (j) The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

          (k) Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

   5.1. Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

   5.2. Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

   5.3. In connection with each Acquired Fund shareholders' meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement"), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

   5.4. The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

   5.5. Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

   5.6. Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

   5.7. Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

   The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   6.1. The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

   6.2. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

          (a) The Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

          (b) This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

          (d) The Acquisition Shares to be issued for transfer to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

          (e) The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

          (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

          (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

          (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

   The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   7.1. The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

   7.2. The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

          (a) The corresponding Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

          (b) This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

          (d) The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

          (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

          (f) Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

          (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

   7.3. Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund's investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

   7.4. The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

   7.5. The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

   8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

   8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

   8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

   8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

          (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b)   No gain or loss will be recognized by the Acquired Fund
                (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

          (c) No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

          (d) The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

          (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

          (f) No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

          (g) The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund's shares exchanged therefor;

          (h) The Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund's shares exchanged therefore were held, provided that such shareholder held the Acquired Fund's shares as a capital asset on the date of the exchange; and

          (i) The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in
                Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

          The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the corresponding Acquiring Fund and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

          Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

   8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

   9.1. Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated, except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund's shareholders over the first year following reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

   10.1. Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.TERMINATION.

   11.1. This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

          (c) any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

                If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

   11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders' meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

   14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

   14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the relevant Acquired Fund and the corresponding Acquiring Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          Columbia Funds Series Trust I,
                                          on behalf of each Acquired Fund

                                          By:

                                                  -----------------------------
                                          Name:   Christopher L. Wilson
                                          Title:  President

                                          ATTEST:

                                          By:

                                                  -----------------------------
                                          Name:   James R. Bordewick, Jr.
                                          Title:  Secretary

                                          Columbia Funds Series Trust I,
                                          on behalf of each Acquiring Fund

                                          By:

                                                  -----------------------------
                                          Name:   Christopher L. Wilson
                                          Title:  President

                                          ATTEST:

                                          By:

                                                  -----------------------------
                                          Name:   James R. Bordewick, Jr.
                                          Title:  Secretary

                                          Solely for purposes of Paragraph 9.2
                                          of theAgreement

                                          COLUMBIA MANAGEMENT ADVISORS, LLC

                                          By:

                                                  -----------------------------
                                          Name:
                                          Title:

                                   EXHIBIT A

              Acquired Fund                       Acquiring Fund
             (Share Classes)                     (Share Classes)
             ---------------            ----------------------------------
    Columbia Tax-Managed Growth Fund    Columbia Large Cap Growth Fund
       A                                   A
       B                                   B
       C                                   C
       E                                   E
       F                                   F
       Z                                   Z
    Columbia Growth Stock Fund          Columbia Large Cap Growth Fund
       A                                   A
       B                                   B
       C                                   C
       Z                                   Z
    Columbia Utilities Fund             Columbia Dividend Income Fund
       A                                   A
       B                                   B
       C                                   C
       Z                                   Z
    Columbia Young Investor Fund        Columbia Strategic Investor Fund
       A                                   A
       B                                   B
       C                                   C
       Z                                   Z
    Columbia Tax-Exempt Insured Fund    Columbia Tax-Exempt Fund
       A                                   A
       B                                   B
       C                                   C

                                   EXHIBIT B

                   Authorized Capital of each Acquired Fund

                 Acquired Fund             Share Class Authorized Capital
                 -------------             ----------- ------------------
       Columbia Tax-Managed Growth Fund         A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                E          Unlimited
                                                F          Unlimited
                                                Z          Unlimited
       Columbia Growth Stock Fund               A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                Z          Unlimited
       Columbia Utilities Fund                  A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                Z          Unlimited
       Columbia Young Investor Fund             A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                Z          Unlimited
       Columbia Tax-Exempt Insured Fund         A          Unlimited
                                                B          Unlimited
                                                C          Unlimited

                                   EXHIBIT C

                   Authorized Capital of each Acquiring Fund

                 Acquiring Fund            Share Class Authorized Capital
                 --------------            ----------- ------------------
       Columbia Large Cap Growth Fund           A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                E          Unlimited
                                                F          Unlimited
                                                G          Unlimited
                                                T          Unlimited
                                                Z          Unlimited
       Columbia Dividend Income Fund            A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                G          Unlimited
                                                T          Unlimited
                                                Z          Unlimited
       Columbia Strategic Investor Fund         A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                D          Unlimited
                                                Z          Unlimited
       Columbia Tax-Exempt Fund                 A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                Z          Unlimited

                        Appendix B -- Fund Information

Shares of the Acquired Fund Outstanding and Entitled to Vote

   For each class of shares of the Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of June 14, 2006 was as follows:

                                          Number of Shares
                                      Outstanding and Entitled
                        Class                 to Vote
                        -----         ------------------------
                 Class A.............           [ ]
                 Class B.............           [ ]
                 Class C.............           [ ]
                 Class Z.............           [ ]

Ownership of Shares

   As of June 14, 2006, Trust I believes that, as a group, the Trustees and officers, as the case may be, of the Acquired Fund owned [less than one percent of each class of shares] of the Acquired Fund. As of June 14, 2006, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the Acquired Fund or the Acquiring Fund:

                            Columbia Utilities Fund
                                 Acquired Fund

Class A

                                                     Percentage of
                                                      Outstanding
                           Number of  Percentage of Shares of Class
                          Outstanding  Outstanding    Owned Upon
    Name and Address       Shares of    Shares of    Consummation
     of Shareholder       Class Owned  Class Owned      Merger*
    ----------------      ----------- ------------- ---------------
                              [ ]          [ ]            [ ]

Class B

                                                     Percentage of
                                                      Outstanding
                           Number of  Percentage of Shares of Class
                          Outstanding  Outstanding    Owned Upon
    Name and Address       Shares of    Shares of    Consummation
     of Shareholder       Class Owned  Class Owned    of Merger*
    ----------------      ----------- ------------- ---------------
                              [ ]          [ ]            [ ]

Class C

                                                     Percentage of
                           Number of                  Outstanding
                          Outstanding Percentage of Shares of Class
                           Shares of   Outstanding    Owned Upon
    Name and Address         Class      Shares of    Consummation
     of Shareholder          Owned     Class Owned    of Merger*
    ----------------      ----------- ------------- ---------------
                              [ ]          [ ]            [ ]

Class Z

                                                     Percentage of
                                                      Outstanding
                           Number of  Percentage of Shares of Class
                          Outstanding  Outstanding    Owned Upon
    Name and Address       Shares of    Shares of    Consummation
     of Shareholder       Class Owned  Class Owned      Merger*
    ----------------      ----------- ------------- ---------------
                              [ ]          [ ]            [ ]

                         Columbia Dividend Income Fund
                               (Acquiring Fund)

Class A

                                                     Percentage of
                                                      Outstanding
                           Number of  Percentage of Shares of Class
                          Outstanding  Outstanding    Owned Upon
    Name and Address       Shares of    Shares of    Consummation
     of Shareholder       Class Owned  Class Owned      Merger*
    ----------------      ----------- ------------- ---------------
                              [ ]          [ ]            [ ]

Class B

                                                     Percentage of
                                                      Outstanding
                           Number of  Percentage of Shares of Class
                          Outstanding  Outstanding    Owned Upon
    Name and Address       Shares of    Shares of    Consummation
     of Shareholder       Class Owned  Class Owned    of Merger*
    ----------------      ----------- ------------- ---------------
                              [ ]          [ ]            [ ]

Class C

                                                     Percentage of
                           Number of                  Outstanding
                          Outstanding Percentage of Shares of Class
                           Shares of   Outstanding    Owned Upon
    Name and Address         Class      Shares of    Consummation
     of Shareholder          Owned     Class Owned    of Merger*
    ----------------      ----------- ------------- ---------------
                              [ ]          [ ]            [ ]

Class Z

                                                     Percentage of
                                                      Outstanding
                           Number of  Percentage of Shares of Class
                          Outstanding  Outstanding    Owned Upon
    Name and Address       Shares of    Shares of    Consummation
     of Shareholder       Class Owned  Class Owned      Merger*
    ----------------      ----------- ------------- ---------------
                              [ ]          [ ]            [ ]
--------
* Percentage owned assuming completion of the Merger on June 14, 2006.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Acquired Fund and the Acquiring Fund as of September 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

                                               Columbia                 Columbia
                                  Columbia     Dividend                 Dividend
                               Utilities Fund Income Fund              Income Fund
                                 (Acquired    (Acquiring    Pro Forma   ProForma
                                   Fund)         Fund)     Adjustments Combined(1)
                               -------------- ------------ ----------- ------------
Class A
Net asset value...............  $322,287,379  $ 27,533,814 $ (186,077) $349,635,116
Shares outstanding............    22,609,891     2,291,918  4,209,535    29,111,344
Net asset value per share.....  $      14.25  $      12.01             $      12.01

Class B
Net asset value...............  $ 53,125,286  $ 17,359,442 $  (30,672) $ 70,454,056
Shares outstanding............     3,726,862     1,474,474    784,150     5,985,486
Net asset value per share.....  $      14.25  $      11.77             $      11.77

Class C
Net asset value...............  $  6,847,710  $  3,959,346 $   (3,954) $ 10,803,102
Shares outstanding............       480,014       336,560    101,938       918,512
Net asset value per share.....  $      14.27  $      11.76             $      11.76

Class G
Net asset value...............            --  $  3,291,196         --  $  3,291,196
Shares outstanding............            --       279,791         --       279,791
Net asset value per share.....            --  $      11.76             $      11.76

Class T
Net asset value...............            --  $ 99,147,649         --  $ 99,147,649
Shares outstanding............            --     8,253,636         --     8,253,636
Net asset value per share.....            --  $      12.01             $      12.01

Class Z
Net asset value...............  $ 34,482,672  $358,125,129 $  (19,909) $392,587,892
Shares outstanding............     2,423,457    29,812,803    446,049    32,692,309
Net asset value per share.....  $      14.23  $      12.01             $      12.01

--------
(1) Assumes the Merger was completed on September 30, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Dividend Income Fund will be received by the shareholders of the Columbia Utilities Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Dividend Income Fund that actually will be received on or after such date.

          Appendix D -- Information Applicable to the Acquiring Fund

Below is information regarding the Acquiring Fund:

HOW TO BUY SHARES

A financial advisor can help a shareholder establish an appropriate investment portfolio, buy shares and monitor a shareholder's investments. When the Acquiring Fund receives a shareholder's purchase request in "good form," a shareholder's shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documents it deems necessary to effect a shareholder's order. For example, "good form" may mean that a shareholder has properly placed the order with a shareholder's financial advisor or the Acquiring Fund's transfer agent has received the shareholder's completed application including all necessary signatures. The USA Patriot Act may require the Acquiring Fund to obtain certain personal information from a shareholder which the Acquiring Fund will use to verify such shareholder's identity. If a shareholder does not provide the information, we may not be able to open such shareholder's account. If we are unable to verify a shareholder's customer information, we reserve the right to close such shareholder's account or to take such other steps as we deem reasonable.

Initial Investment Minimums for Class A, B and C shares:

The initial investment minimum for the purchase of Class A, B and C shares is $1,000. For investors establishing an automatic investment plan, the initial investment minimum is $50. For participants in certain retirement plans, the initial investment minimum is $25. There is no minimum initial investment for wrap accounts. The Acquiring Fund reserves the right to change these investment minimums. The Acquiring Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Please see the Statement of Additional Information for more details on investment minimums.

Important Things to Consider When Deciding on a Class of Shares:

Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows a shareholder and the shareholder's financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs a shareholder's financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If a shareholder believes they are eligible to purchase shares under a specific exemption, but are not permitted by the shareholder's intermediary to do so, please contact the shareholder's intermediary. a shareholder may be asked to provide information, including account statements and other records, regarding eligibility.

Eligible Investors for Class Z shares:

Only Eligible Investors may purchase Class Z shares of the Acquiring Fund, directly or by exchange. Class Z shares of the Acquiring Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. Please read the following section for a more detailed description of the eligibility requirements. The Eligible Investors described below are subject to different minimum initial investment requirements.

Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

  . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

  . Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts ("IRAs")), for which an intermediary or other entity provides services and is not compensated by the Acquiring Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Acquiring Fund's transfer agent;

  . Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

  . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 minimum initial investment

  . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. (i) who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-load shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;

  . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc. ;

  . Any employee (or family member of an employee) of Bank of America Corporation or a subsidiary;

  . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid an asset-based fee by the investor and is not compensated by the Acquiring Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Acquiring Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

  . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

  . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Acquiring Fund reserves the right to change the criteria for Eligible Investors and these investment minimums. No minimum investment applies to accounts participating in the automatic investment plan, however, each investment requires a $25 minimum purchase. The Acquiring Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Acquiring Fund and its shareholders.

Outlined below are the various options for buying shares:

Method                              Instructions
------                              ------------------------------------------
Through a shareholder's financial   A financial advisor can help an account
advisor                             and buy Acquiring Fund shares on a
                                    shareholder's behalf. To receive the
                                    current trading day's price, a financial advisor must receive a request prior to the close of regular trading on the New
                                    York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time. A financial advisor may charge fees for executing the purchase.

By check                            For new accounts, send a completed
(new account)                       application and check made payable to the
                                    Fund to the transfer agent, Columbia
                                    Management Services, Inc., P.O. Box 8081,
                                    Boston, MA 02266-8081.

By check                            For existing accounts fill out and return
(existing account)                  the additional investment stub included in
                                    your account statement, or send a letter of instruction including the Acquiring
                                    Fund name and account number with a check made payable to the Fund to Columbia
                                    Management Services, Inc., P.O. Box 8081,
                                    Boston, MA 02266-8081.

By exchange                         A financial advisor may acquire shares of
                                    the Acquiring Fund by exchanging shares in a different fund distributed by Columbia
                                    Management Distributors, Inc. for shares of the same class of the Fund (and, in some cases, certain other classes) at no additional cost. There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire Shares of the Acquiring Fund may be purchased by wiring money from a bank account to a shareholder's Fund account. To wire funds to a shareholder's Fund account, call 1-800-422-3737 for wiring instructions.

By electronic funds transfer        Shares of the Fund may be purchased by
                                    electronically transferring money from a bank account to the Acquiring Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." A shareholder must set up this feature prior to the telephone request. Be sure to complete the appropriate section of the application.

Automatic investment plan           Monthly or quarterly investments may be
                                    made automatically from a bank account to the Acquiring Fund account. Pre-authorized amounts may be selected to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar cost averaging     Dividends distributed by another fund may
                                    be automatically invested into the same
                                    class of shares of the Acquiring Fund
                                    (and, in some cases, certain other
                                    classes) at no additional sales charge.
                                    There may be an additional sales charge if exchanging from a money market fund. To invest dividends in the Acquiring Fund, call 1-800-345-6611.

By dividend diversification         Shares of the Acquiring Fund may be
                                    purchased by exchanging $100 or more each month from another fund for shares of the same class of the Acquiring Fund at no additional cost. Exchanges will continue so long as the fund balance is sufficient to complete the transfers. The program may be terminated or the amount of the exchange changed (subject to the $100 minimum) by calling 1-800-345-6611. There may be an additional sales charge if exchanging from a money market fund. Be sure to complete the appropriate section of the account application for this feature.

SALES CHARGES

A shareholder may be subject to an initial sales charge when he purchases, or a contingent deferred sales charge ("CDSC") when he sells, shares of the Acquiring Fund. These sales charges are described below. In certain circumstances, the sales charge may be reduced or waived, as described below and in the Statement of Additional Information.

CHOOSING A SHARE CLASS

The Fund offers seven classes of shares -- Class A, B, C, D, T, G and Z. Classes A, B, C and Z are discussed below. Classes D, T and G are offered in separate prospectuses. Each share class has its own sales charge and expense structure. Determining which share class is best for a shareholder depends on the dollar amount being invested and the number of years for which the shareholder is willing to invest. Based on a shareholder's personal situation, a financial advisor can help decide which class of shares is most appropriate. Purchases of $50,000 or more but less than $1 million can be made only in Class A, Class C or Class D shares. Purchases of $1 million or more can be made only in Class A shares. Purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. The Acquiring Fund also offers additional classes of shares, exclusively to certain institutional and other investors. In general, anyone who is eligible to purchase Class Z shares, which do not incur Rule 12b-1 fees or sales charges, should do so in preference over other classes.

Class A shares

Purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of the initial investment when opening the account. The sales charge paid on an additional investment is based on the total amount of the purchase and the current value of the account. Shares purchased with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

                             Class A Sales Charges

                                                                     % of offering price
                                    As a % of the public As a % of  retained by financial
Amount purchased                       offering price    investment        advisor
----------------                    -------------------- ---------- ---------------------
Less than $50,000..................         5.75            6.10            5.00
$50,000 to less than $100,000......         4.50            4.71            3.75
$100,000 to less than $250,000.....         3.50            3.63            2.75
$250,000 to less than $500,000.....         2.50            2.56            2.00
$500,000 to less than $1,000,000...         2.00            2.04            1.75
$1,000,000 or more.................         0.00            0.00            0.00

Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring the account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases over $1 Million

Amount purchased                                        Commission %
----------------                                        ------------
Less than $3 million...................................     1.00
$3 million to less than $50 million....................     0.50
$50 million or more....................................     0.25

For certain group retirement plans, financial advisors will receive a 1.00% commission from the distributor on all purchases less than $3 million.

Understanding Contingent Deferred Sales Charges

Certain investments in Class A, B and C shares are subject to a CDSC, a sales charge applied at the time a shareholder sells the shareholder's shares. A shareholder will pay the CDSC only on shares a shareholder sells within a certain amount of time after purchase. The

CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares a shareholder purchases with reinvested dividends or other distributions gains are not subject to a CDSC. When a shareholder places an order to sell shares, the Acquiring Fund will automatically sell first those shares not subject to a CDSC and then those a shareholder's have held the longest.

Reduced Sales Charges for Larger Investments

A. What are the principal ways to obtain a breakpoint discount?

There are two principal ways a shareholder may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Acquiring Fund and other funds in the Columbia family of funds.

     Rights of Accumulation The value of eligible accounts (regardless of class) maintained by a shareholder and each member of the shareholder's immediate family may be combined with the value of the shareholder's current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the current purchase. To calculate the combined value of the accounts, the Acquiring Fund will use the shares' current public offering price.

     Statement of Intent A shareholder also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, a shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If a shareholder's Statement of Intent purchases are not completed within 13 months, the shareholder will be charged the applicable sales charge on the amount the shareholder had invested to that date. To calculate the total value of a shareholder's Statement of Intent purchases, the Acquiring Fund will use the historic cost (i.e., dollars invested) of the shares held in each eligible account. A shareholder's must retain all records necessary to substantiate historic costs because the Acquiring Fund and the shareholder's financial intermediary may not maintain this information.

B. What accounts are eligible for breakpoint discounts?

The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

  .   Individual accounts

  .   Joint accounts

  .   Certain IRA accounts

  .   Certain trusts

  .   UTMA/UGMA accounts

For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include the shareholder's spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of a shareholder's dealer or other financial intermediary through which a shareholder owns Columbia fund shares. The value of a shareholder's investment in a Columbia money market fund held in an eligible account may be aggregated with investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

C. How does a Shareholder obtain a breakpoint discount?

The steps necessary to obtain a breakpoint discount depend on how a shareholder's account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, a shareholder must notify the financial advisor at the time a shareholder's purchase shares of the existence of each eligible account maintained by the shareholder or the immediate family. It is the sole responsibility of a shareholder's financial advisor to ensure that a shareholder receives discounts for which the shareholder is eligible and the Acquiring Fund is not responsible for a financial advisor's failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Acquiring Fund or financial advisor for account statements or other records to verify discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of a shareholder's immediate family. If a shareholder owns shares exclusively through an account maintained with the Acquiring Fund's transfer agent, Columbia Management Services, Inc., a shareholder will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time a shareholder purchases shares.

D. How can I obtain more information about breakpoint discounts?

Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Acquiring Fund as well as investors using the proceeds of redemptions of Acquiring Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systematic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

Class B Shares

Purchases of Class B shares are made at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays a shareholder's financial advisor an up-front commission on sales of Class B shares as described in the chart below.

Purchases of less than $250,000:

                                                        % deducted when
Holding period after purchase                           shares are sold
-----------------------------                           ---------------
Through first year.....................................      5.00
Through second year....................................      4.00
Through third year.....................................      3.00
Through fourth year....................................      3.00
Through fifth year.....................................      2.00
Through sixth year.....................................      1.00
Longer than six years..................................      0.00

   Commission to financial advisors is 4.00%.

   Automatic conversion to Class A shares occurs eight years after purchase.

Purchases of $250,000 to less than $500,000:

                                                        % deducted when
Holding period after purchase                           shares are sold
-----------------------------                           ---------------
Through first year.....................................      3.00
Through second year....................................      2.00
Through third year.....................................      1.00
Longer than three years................................      0.00

   Commission to financial advisors is 2.50%.

   Automatic conversion to Class A shares occurs four years after purchase.

Class C Shares

Purchases of Class C shares are made at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. The distributor pays a shareholder's financial advisor an up-front commission of 1.00% on sales of Class C shares, as described in the chart below.

Class C Shares Charges:

                                                        % deducted when
Holding period after purchase                           shares are sold
-----------------------------                           ---------------
Through first year.....................................      1.00
Longer than one year...................................      0.00

Class Z Shares

Purchases of Class Z shares are at net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

HOW TO EXCHANGE SHARES

A shareholder may exchange the shareholder's shares for shares of the same share class (and in some cases certain other classes) of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If the shares are subject to a CDSC, the shareholder will not be charged a CDSC upon the exchange. However, when the shareholder sells the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when the shareholder originally purchased the shares the shareholder is exchanging. For purposes of computing the CDSC, the length of time the shareholder has owned the shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless the shareholder's account is part of a tax-deferred retirement plan, an exchange is a taxable event, and the shareholder may realize a gain or a loss for tax purposes. The Fund may terminate the shareholder's exchange privilege if the advisor determines that the shareholder's exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Fund's policy. To exchange by telephone, call 1-800-422-3737. Please have the account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES

A shareholder's financial advisor can help determine if and when the shareholder should sell the shareholder's shares. A shareholder may sell shares of the Fund on any regular business day that the NYSE is open.

When the Fund receives a shareholder's sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect the order. For example, when selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) if applicable, you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to the shareholder within seven days (usually on the next business day after the request is received in "good form"). However, if the shareholder purchased shares by check, the Fund may delay sending the proceeds from the sale of the shareholder's shares for up to 15 days after the purchase to protect against checks that are returned. No interest will be paid on un-cashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

Method                              Instructions
------                              ------------------------------------------
Through a financial advisor         A financial advisor may be contacted to
                                    place a sell order. To receive the current trading day's price, the financial advisor must receive the request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. The financial advisor may charge fees for executing a redemption.

By exchange                         A shareholder or the shareholder's
                                    financial advisor may sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management
                                    Distributors, Inc. at no additional cost.
                                    To exchange by telephone, call
                                    1-800-422-3737.

By telephone                        A shareholder or the shareholder's
                                    financial advisor may sell shares of the Fund by telephone and request that a check be sent to the shareholder's address of record by calling 1-800-422-3737, unless the shareholder notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. The shareholder do not need to set up this feature in advance of the call. Certain restrictions apply to retirement accounts.
                                    For details, call 1-800-799-7526.

By mail A shareholder may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In the letter of instruction, the shareholder should note the Fund's name, share class, account number, and the dollar value or number of shares desired to be sold. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611. Mail the letter of instruction to Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

By wire A shareholder may sell shares of the Fund and request that the proceeds be wired to your bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

By systematic                       A shareholder may automatically sell a
withdrawal plan                     specified dollar amount or percentage of
                                    an account on a monthly, quarterly or
                                    semiannual basis and have the proceeds
                                    sent to the shareholder if the account
                                    balance is at least $5,000. The $5,000
                                    minimum balance has been waived for wrap accounts. This feature is not available if the shares are held in certificate form.
                                    All dividend and capital gains
                                    distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

By electronic                       A shareholder may sell shares of the Fund
Funds transfer                      and request that the proceeds be
                                    electronically transferred to the
                                    shareholder's bank. Proceeds may take up to two business days to be received by the bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

The interests of the Acquiring Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Acquiring Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

The Acquiring Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Acquiring Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Acquiring Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if the Acquiring Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Acquiring Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Acquiring Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two round- trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Acquiring Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Acquiring Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

The Acquiring Fund seeks to act in a manner that it believes is consistent with the best interests of Acquiring Fund shareholders in making any judgments regarding market timing. Neither the Acquiring Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

12b-1 Plan

The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, B, and C shares and certain services provided to you by your financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25% annually. Over time, these fees will reduce the return on a shareholder's investment and may cost the shareholder more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.

Additional Intermediary Compensation

The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists. Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to an intermediary. Those fees are generally for sub-accounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT A SHARHEOLDER'S ACCOUNT

How the Fund's Share Price Is Determined

The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

When a shareholder requests a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after your request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the shareholder order before that day's transactions are processed. If a shareholder requests a transaction through the shareholder's financial advisor, the shareholder's financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

The Acquiring Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Acquiring Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Acquiring Fund's securities may change on days when shareholders will not be able to buy or sell Acquiring Fund shares. This will affect the Acquiring Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Acquiring Fund may use other data to determine the fair value of the securities.

The Acquiring Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Acquiring Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. A shareholder can find the daily prices of some share classes for the Acquiring Fund in most major daily newspapers under the heading "Columbia." A shareholder can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees If a shareholder's account value falls below $1,000 (other than as a result of depreciation in share value), the shareholder's account may be subject to an annual fee of $10. The Fund's transfer agent will send the shareholder written notification of any such action and provide details on how a shareholder can add money to the account to avoid this penalty.

Share Certificates Share certificates are not available for any class of shares offered by the Fund. If a shareholder currently holds previously issued share certificates, the shareholder will not be able to sell the shareholder's shares until a shareholder has endorsed the shareholder's certificates and returned them to the transfer agent.

Dividends, Distributions and Taxes The Fund has the potential to make the following distributions:

Dividends     Represents interest and dividends earned from securities held by the Fund, net of expenses incurred by the Fund.

Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Understanding Fund Distributions

The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares a shareholder's own at the time these distributions are declared.

Distribution Options

The Fund distributes any dividends quarterly and any capital gains (including short-term capital gains) at least annually. A shareholder can choose one of the options listed in the table below for these distributions when a shareholder open the account. To change a shareholder's distribution option call 1-800-345-6611.

If a shareholder does not indicate on the application or at the time the account is established the shareholder's preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options:

Reinvest all distributions in additional shares of a shareholder's current fund

Reinvest all distributions in shares of another fund

Receive dividends in cash (see options below) and reinvest capital gains

Receive all distributions in cash (with one of the following options):

  .   send the check to a shareholder's address of record

  .   send the check to a third party address

  .   transfer the money to a shareholder's bank via electronic funds transfer

Distributions of $10 or less will automatically be reinvested in additional Fund shares. If a shareholder elects to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

Tax Consequences

Unless a shareholder is an entity exempt from income taxes or invest under a retirement account, regardless of whether the shareholder receive the shareholder's distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where a shareholder lives, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. A shareholder will be provided with information each year regarding the amount of ordinary income and capital gains distributed to a shareholder for the previous year and any portion of the shareholder's distribution which is exempt from state and local taxes. A shareholder's investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, s shareholder may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

MANAGING THE FUND

Investment Advisor

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

For the 2005 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Management by the Fund, amounted to 0.70% of average daily net assets of the Fund.

Portfolio Managers

Scott L. Davis, vice president of Columbia Advisors, is a co-manager for the Fund and has co-managed the Fund since November 2001. Mr. Davis has been associated with Columbia Advisors or its predecessors since 1985.

Richard Dahlberg, managing director and head of Columbia Advisors' Income Strategies team, is a co-manager of the Fund and has co-managed the Fund since October 2003. Mr. Dahlberg has been associated with Columbia Advisors or its predecessors since September 2003. Prior to joining Columbia Advisors in September, 2003, Mr. Dahlberg was with Grantham, Mayo, Van Otterloo & Co. LLC from November 2001 to December 2002 and with Pioneer Investment Management, Inc. from September 1998 to November 2001.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia, the Distributor and the Advisor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940
(ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

Disclosure of the Fund's Portfolio Holdings

   The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each class of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of the contractual commitment. Your actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

Class A Shares

Columbia Dividend Income Fund - Class A Shares

                     Initial Hypothetical
Maximum Sales Charge Investment Amount          Assumed Rate of Return
-------------------- --------------------       ----------------------
       5.75%             $10,000.00                       5%

                                                               Hypothetical
                           Cumulative            Cumulative      Year-End
                             Return     Annual     Return        Balance       Annual
                          Before Fees & Expense After Fees &   After Fees &    Fees &
Year                        Expenses     Ratio    Expenses       Expenses   Expenses/(1)/
----                      ------------- ------- ------------   ------------ ------------
1........................     5.00%      1.05%     -2.03%/(2)/  $ 9,797.29   $  675.92
2........................    10.25%      1.20%      1.70%       $10,169.58   $  119.80
3........................    15.76%      1.20%      5.56%       $10,556.03   $  124.35
4........................    21.55%      1.20%      9.57%       $10,957.16   $  129.08
5........................    27.63%      1.20%     13.74%       $11,373.53   $  133.98
6........................    34.01%      1.20%     18.06%       $11,805.72   $  139.08
7........................    40.71%      1.20%     22.54%       $12,254.34   $  144.36
8........................    47.75%      1.20%     27.20%       $12,720.01   $  149.85
9........................    55.13%      1.20%     32.03%       $13,203.37   $  155.54
10.......................    62.89%      1.20%     37.05%       $13,705.09   $  161.45
Total Gain After Fees &
  Expenses...............                                       $ 3,705.09
Total Annual Fees &
  Expenses Paid..........                                                    $1,933.41

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual basis.
(2) Reflects deduction of the maximum initial sales charge.

Columbia Dividend Income Fund - Class B Shares

                     Initial Hypothetical
Maximum Sales Charge Investment Amount          Assumed Rate of Return
-------------------- --------------------       ----------------------
       0.00%             $10,000.00                       5%

                                                             Hypothetical
                           Cumulative            Cumulative    Year-End
                             Return     Annual     Return      Balance       Annual
                          Before Fees & Expense After Fees & After Fees &    Fees &
Year                        Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                      ------------- ------- ------------ ------------ ------------
1........................      5.00%     1.80%      3.20%     $10,320.00   $  182.88
2........................     10.25%     1.95%      6.35%     $10,634.76   $  204.31
3........................     15.76%     1.95%      9.59%     $10,959.12   $  210.54
4........................     21.55%     1.95%     12.93%     $11,293.37   $  216.96
5........................     27.63%     1.95%     16.38%     $11,637.82   $  223.58
6........................     34.01%     1.95%     19.93%     $11,992.77   $  230.40
7........................     40.71%     1.95%     23.59%     $12,358.55   $  237.43
8........................     47.75%     1.95%     27.35%     $12,735.49   $  244.67
9........................     55.13%     1.20%     32.19%     $13,219.44   $  155.73
10.......................     62.89%     1.20%     37.22%     $13,721.78   $  161.65
Total Gain After Fees &
  Expenses...............                                     $ 3,721.78
Total Annual Fees &
  Expenses Paid..........                                                  $2,068.14

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Dividend Income Fund - Class C Shares

                     Initial Hypothetical
Maximum Sales Charge Investment Amount          Assumed Rate of Return
-------------------- -------------------        ----------------------
       0.00%             $10,000.00                       5%

                                                             Hypothetical
                           Cumulative            Cumulative    Year-End
                             Return     Annual     Return      Balance       Annual
                          Before Fees & Expense After Fees & After Fees &    Fees &
Year                        Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                      ------------- ------- ------------ ------------ ------------
1........................      5.00%     1.80%      3.20%     $10,320.00   $  182.88
2........................     10.25%     1.95%      6.35%     $10,634.76   $  204.31
3........................     15.76%     1.95%      9.59%     $10,959.12   $  210.54
4........................     21.55%     1.95%     12.93%     $11,293.37   $  216.96
5........................     27.63%     1.95%     16.38%     $11,637.82   $  223.58
6........................     34.01%     1.95%     19.93%     $11,992.77   $  230.40
7........................     40.71%     1.95%     23.59%     $12,358.55   $  237.43
8........................     47.75%     1.95%     27.35%     $12,735.49   $  244.67
9........................     55.13%     1.95%     31.24%     $13,123.92   $  252.13
10.......................     62.89%     1.95%     35.24%     $13,524.20   $  259.82
Total Gain After Fees &
  Expenses...............                                     $ 3,524.20
Total Annual Fees &
  Expenses Paid..........                                                   2,262.71

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

Columbia Dividend Income Fund - Class Z Shares

                     Initial Hypothetical
Maximum Sales Charge Investment Amount          Assumed Rate of Return
-------------------- --------------------       ----------------------
       0.00%             $10,000.00                       5%

                                                             Hypothetical
                           Cumulative            Cumulative    Year-End
                             Return     Annual     Return      Balance       Annual
                          Before Fees & Expense After Fees & After Fees &    Fees &
Year                        Expenses     Ratio    Expenses     Expenses   Expenses/(1)/
----                      ------------- ------- ------------ ------------ ------------
1........................      5.00%     0.80%      4.20%     $10,420.00   $   81.68
2........................     10.25%     0.95%      8.42%     $10,842.01   $  100.99
3........................     15.76%     0.95%     12.81%     $11,281.11   $  105.08
4........................     21.55%     0.95%     17.38%     $11,738.00   $  109.34
5........................     27.63%     0.95%     22.13%     $12,213.39   $  113.77
6........................     34.01%     0.95%     27.08%     $12,708.03   $  118.38
7........................     40.71%     0.95%     32.23%     $13,222.70   $  123.17
8........................     47.75%     0.95%     37.58%     $13,758.22   $  128.16
9........................     55.13%     0.95%     43.15%     $14,315.43   $  133.35
10.......................     62.89%     0.95%     48.95%     $14,895.20   $  138.75
Total Gain After Fees &
  Expenses...............                                     $ 4,895.20
Total Annual Fees &
  Expenses Paid..........                                                  $1,152.68

           Appendix E -- Financial Highlights for the Acquiring Fund

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal periods since inception, which run from October 1 to September 30, unless otherwise indicated. For Class Z shares, information is shown for the last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Information for Class Z shares prior to November 25, 2002, the date of reorganization, is for the former Trust shares of the Galaxy Strategic Equity Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which, for the years ended September 30, 2005 and 2004, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The information for periods prior to September 30, 2004 has been derived from the Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights.

You can request a free annual report containing these financial statements by calling 1-800-426-3750.

Columbia Dividend Income Fund -- Class A

                                                                          Period ended
                                                 Year ended September 30, September 30,
                                                 -----------------------  -------------
                                                  2005        2004(a)      2003(b)(c)
                                                 Class A      Class A        Class A
                                                 -------      -------     -------------
Net asset value- Beginning of Period ($)........  10.80         9.26           9.01
Income from Investment Operations ($)
Net investment income(d)........................   0.25         0.18           0.11
Net realized and unrealized gain on investments.   1.16         1.53           0.25
Total from Investment Operations................   1.41         1.71           0.36
Less Distributions Declared to Shareholders ($):
From net investment income......................  (0.20)       (0.17)         (0.11)
Net asset value- End of Period..................  12.01        10.80           9.26
Total return (%)(e)(f)..........................  13.10        18.60           4.02(g)
Rations to Average Net Assets/Supplemental Data
Expenses (%) (h)................................   1.05         1.36           1.42(i)
Net investment income (%) (h)...................   2.11         1.71           1.38(i)
Waiver/reimbursement (%)........................   0.18         0.06             --(i)(j)
Portfolio turnover rate(%)......................     18           44             33(g)
Net Assets, end of period (000's)($)............ 27,534        7,319            564

--------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

Columbia Dividend Income Fund -- Class B

                                                                          Period ended
                                                 Year ended September 30, September 30,
                                                 -----------------------  -------------
                                                  2005        2004(a)      2003(b)(c)
                                                 Class B      Class B        Class B
                                                 -------      -------     -------------
Net asset value- Beginning of Period ($)          10.59         9.08           8.82
Income from Investment Operations ($)
Net investment income(d)........................   0.16         0.10           0.05
Net realized and unrealized gain on investments.   1.13         1.50           0.26
Total from Investment Operations................   1.29         1.60           0.31
Less Distributions Declared to Shareholders ($):
From net investment income......................  (0.11)       (0.09)         (0.05)
Net asset value- End of Period                    11.77        10.59           9.08
Total return (%)(e)(f)..........................  12.23        17.69           3.51(g)
Rations to Average Net Assets/Supplemental Data
Expenses (%) (h)................................   1.80         2.11           2.34(i)
Net investment income (%) (h)...................   1.36         0.94           0.47(i)
Waiver/reimbursement (%)........................   0.18         0.06             --(i)(j)
Portfolio turnover rate(%)......................     18           44             33(g)
Net Assets, end of period (000's)($)............ 17,359        8,808          1,136

--------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

Columbia Dividend Income Fund -- Class C

                                                                          Period ended
                                                 Year ended September 30, September 30,
                                                 -----------------------  -------------
                                                  2005        2004(a)      2003(b)(c)
                                                 Class C      Class C        Class C
                                                 -------      -------     -------------
Net asset value- Beginning of Period ($)........  10.58         9.07           8.82
Income from Investment Operations ($)
Net investment income(d)........................   0.16         0.10           0.07
Net realized and unrealized gain on investments.   1.13         1.50           0.23
Total from Investment Operations................   1.29         1.60           0.30
Less Distributions Declared to Shareholders ($):
From net investment income......................  (0.11)       (0.09)         (0.05)
Net asset value- End of Period..................  11.76        10.58           9.07
Total return (%)(e)(f)..........................  12.24        17.70           3.41(g)
Rations to Average Net Assets/Supplemental Data
Expenses (%) (h)................................   1.80         2.11           2.18(i)
Net investment income (%) (h)...................   1.36         0.94           0.95(i)
Waiver/reimbursement (%)........................   0.18         0.06             --(i)(j)
Portfolio turnover rate(%)......................     18           44             33(g)
Net Assets, end of period (000's)($)............  3,959        2,027            152

--------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, the Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

Columbia Dividend Income Fund -- Class Z

                                                                             Period
                                                 Year ended September 30,     ended        Year ended October 31,
                                                 ---------------------    September 30, ----------------------------
                                                   2005        2004(a)     2003(b)(c)     2002       2001      2000
                                                  Class Z      Class Z       Class Z     Class Z    Class Z   Class Z
                                                 -------      -------     ------------- -------    -------    -------
Net asset value- Beginning of Period ($)........   10.80        9.26           8.56      10.03       10.48      9.90
Income from Investment Operations ($)
Net investment income...........................    0.28(d)     0.21(d)        0.15(d)    0.06(d)     0.08(d)   0.08
Net realized and unrealized gain on investments.    1.16        1.53           0.72      (1.07)(e)   (0.12)     1.76
Total from Investment Operations................    1.44        1.74           0.87      (1.01)      (0.04)     1.84
Less Distributions Declared to Shareholders ($):
From net investment income......................   (0.23)      (0.20)         (0.17)     (0.07)      (0.08)    (0.08)
From net realized capital gains.................      --          --             --      (0.39)      (0.33)    (1.18)
Total Distributions Declared to Shareholders....   (0.23)      (0.20)         (0.17)     (0.46)      (0.41)    (1.26)
Net asset value- End of Period..................   12.01       10.80           9.26       8.56       10.03     10.48
Total return (%)(f)(g)..........................   13.38       18.93          10.22(h)  (11.07)      (0.43)    21.69
Ratios to Average Net Assets/Supplemental Data
Expenses (%) (i)................................    0.80        1.10           1.02(j)    0.82        0.75      0.78
Net investment income (%) (i)...................    2.37        1.98           1.89(j)    0.63        0.74      0.83
Waiver/reimbursement (%)........................    0.18        0.05           0.02(j)    0.24        0.21      0.20
Portfolio turnover rate(%)......................      18          44             33(h)      65(k)       81        81
Net Assets, end of period (000's)($)............ 358,125      90,269         73,276     19,896     102,909    93,558

--------
(a) On October 13, 2003, the Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.
(b) The Fund changed its fiscal year end from October 31 to September 30.
(c) On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were redesignated Liberty Strategic Equity Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Portfolio turnover rate excludes securities delivered from processing redemptions-in-kind.

                       COLUMBIA TAX-MANAGED GROWTH FUND
                          COLUMBIA GROWTH STOCK FUND
            One Financial Center, Boston, Massachusetts 02111-2621

Dear Shareholder:

   I am writing to ask for your vote on the proposed merger of Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund, each a series of Columbia Fund Series Trust I, into Columbia Large Cap Growth Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, at a special joint meeting of shareholders to be held on September 6, 2006.

   The proposed mergers are two of several mergers recommended by Columbia Management Advisors, LLC ("Columbia Management"), the investment advisor to the Columbia Funds. Columbia Management's overall goal in proposing these fund mergers is twofold. First, by merging funds with generally similar investment strategies, Columbia Management can create larger, more efficient investment portfolios. Second, by streamlining its product offering, Columbia Management can more effectively concentrate its investment management and distribution resources on a more focused group of portfolios. Columbia Management recommended the mergers to enable shareholders to invest in a larger, more efficient investment portfolio while continuing to access a similar investment strategy.

   Should the merger of your Fund be approved and other conditions to the merger be satisfied, your current Fund investment will be exchanged, without immediate federal income tax consequences, for an equal investment (that is, dollar value) in the Acquiring Fund. Shareholders of Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund will receive shares of the Acquiring Fund corresponding to the class of shares they currently own (for example, holders of Class A shares will receive Class A shares of the Acquiring Fund). More information on the specific details of and reasons for the mergers is contained in the enclosed combined Prospectus/Proxy Statement. Please read it carefully.

   THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE MERGER.

   YOUR VOTE IS IMPORTANT. YOU CAN VOTE BY COMPLETING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

   We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                           Sincerely,

                                           Christopher L. Wilson
                                           President and Chief Executive Officer
                                           Columbia Funds Series Trust I

July 7, 2006

            NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                               SEPTEMBER 6, 2006
                                      of
                       COLUMBIA TAX-MANAGED GROWTH FUND
                                      and
                          COLUMBIA GROWTH STOCK FUND
                Each a Series of Columbia Funds Series Trust I

                             One Financial Center
                       Boston, Massachusetts, 02111-2621
                                1-866-426-3750

To the shareholders of Columbia Tax-Managed Growth Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Tax-Managed Growth Fund (the "Tax-Managed Growth Fund") will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Tax-Managed Growth Fund to, and the assumption of all of the liabilities of the Tax-Managed Growth Fund by, Columbia Large Cap Growth Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and
   (ii) the distribution of such shares to the shareholders of the Tax-Managed Growth Fund in complete liquidation of the Tax-Managed Growth Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

To the shareholders of Columbia Growth Stock Fund:

   NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Columbia Growth Stock Fund (the "Growth Stock Fund") will be held at 10:00 a.m. Eastern time on September 6, 2006, at the offices of Columbia Management Advisors, LLC, One Financial Center, Boston, Massachusetts 02111-2621, for the following purposes:

      1. To approve an Agreement and Plan of Reorganization providing for
   (i) the sale of all of the assets of the Growth Stock Fund to, and the assumption of all of the liabilities of the Growth Stock Fund by, Columbia Large Cap Growth Fund (the "Acquiring Fund"), a series of Columbia Funds Series Trust I, in exchange for shares of the Acquiring Fund, and (ii) the distribution of such shares to the shareholders of the Growth Stock Fund in complete liquidation of the Growth Stock Fund.

      2. To consider and act upon such other matters as properly come before the meeting or any adjourned session of the meeting.

   Shareholders of record of each of the Tax-Managed Growth Fund and the Growth Stock Fund at the close of business on June 14, 2006 are entitled to notice of and to vote at the meeting and any adjourned session of the meeting.

                                              By Order of the Board of Trustees,
                                              James R. Bordewick, Jr., Secretary

July 7, 2006

NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
        PLEASE SEE THE ENCLOSED PROSPECTUS/PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                          PROSPECTUS/PROXY STATEMENT
                                 May 31, 2006

                 Acquisition of the Assets and Liabilities of

                       COLUMBIA TAX-MANAGED GROWTH FUND
                                      and
                          COLUMBIA GROWTH STOCK FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts, 02111-2621
                                1-800-426-3750

                       by and in Exchange for Shares of

                        COLUMBIA LARGE CAP GROWTH FUND

                       c/o Columbia Funds Series Trust I
                             One Financial Center
                       Boston, Massachusetts 02111-2621
                                1-800-426-3750

TABLE OF CONTENTS

I.   Questions and Answers Regarding Approval of the Mergers.............   3
II.  Proposal -- Merger of the Tax-Managed Growth Fund into the
     Acquiring Fund......................................................  13
     The Proposal........................................................  13
     Principal Investment Risks..........................................  13
     Information about the Merger........................................  14
III. Proposal -- Merger of the Growth Stock Fund into the Acquiring Fund.  18
     The Proposal........................................................  18
     Principal Investment Risks..........................................  18
     Information about the Merger........................................  19
IV.  General.............................................................  24
     Voting Information..................................................  26
     Information about Proxies and the Conduct of the Meeting............  26
Appendix A -- Form of Agreement and Plan of Reorganization............... A-1
Appendix B -- Fund Information........................................... B-1
Appendix C -- Capitalization............................................. C-1
Appendix D -- Information Applicable to the Acquiring Fund............... D-1
Appendix E -- Financial Highlights for the Acquiring Fund................ E-1

   This prospectus/proxy statement (this "Prospectus/Proxy Statement") and the enclosed proxy card (the "Proxy Card") are expected to be mailed to shareholders beginning on or about July 7, 2006.

   This Prospectus/Proxy Statement contains information shareholders should know before voting on the following proposals:

                                                              To be voted on by
 Proposal                                                     shareholders of:
 --------                                                     -----------------
 Proposal: Approval of the Agreement and Plan of                Columbia Tax-
 Reorganization, dated as of June 1, 2006 with respect to          Managed
 the proposed acquisition of Columbia Tax-Managed Growth         Growth Fund
 Fund (the "Tax-Managed Growth Fund" or an "Acquired Fund"), a series of Columbia Funds Series Trust I ("Trust I") by
 Columbia Large Cap Growth Fund (the "Acquiring Fund"), a series of Trust I (an "Agreement and Plan of
 Reorganization").

 Proposal: Approval of the Agreement and Plan of                  Columbia
 Reorganization, dated as of June 1, 2006, with respect to      Growth Stock
 the proposed acquisition of Columbia Growth Stock Fund (the        Fund
 "Growth Stock Fund" or an "Acquired fund"), a series of Trust I by the Acquiring Fund, a series of Trust I (an
 "Agreement and Plan of Reorganization").

   The proposals will be considered by shareholders of each of the Tax-Managed Growth Fund and the Growth Stock Fund at a special joint meeting of shareholders (the "Meeting") that will be held at the offices of Columbia Management Advisors, LLC ("Columbia Management"), One Financial Center, Boston, Massachusetts 02111-2621. Although the Agreements and Plans of Reorganization contemplate transactions in which an Acquired Fund transfers substantially all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, this Prospectus/Proxy Statement refers to each such transaction as a "Merger." Each of the Funds is a series of a registered open-end management investment company. Please read this Prospectus/Proxy Statement and keep it for future reference.

   The Acquiring Fund seeks long-term capital appreciation. The Acquiring Fund pursues this objective by investing mainly in companies which Columbia Management believes will have faster earnings growth than the economy in general. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of large-capitalization equity securities, primarily common stocks and securities that can be converted into common stocks. If the applicable Agreement and Plan of Reorganization is approved by the shareholders of an Acquired Fund and the Merger is consummated, such Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund (for example, holders of Class A shares of such Acquired Fund would receive Class A shares of the Acquiring
Fund) with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by such Acquired Fund will be distributed pro rata to its shareholders of the corresponding class, and such shareholders will become shareholders of the Acquiring Fund.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

  . The Statement of Additional Information of the Acquiring Fund dated May 31, 2006, relating to this Prospectus/Proxy Statement.

   For the Tax-Managed Growth Fund only:

  . The Prospectuses of the Tax-Managed Growth Fund dated March 1, 2006, as supplemented.

  . The Statement of Additional Information of the Tax-Managed Growth Fund dated March 1, 2006, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Tax-Managed Growth Fund dated October 31, 2005, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Tax-Managed Growth Fund dated April 30, 2006.

   For the Growth Stock Fund only:

  . The Prospectuses of the Growth Stock Fund dated February 1, 2006, as supplemented.

  . The Statement of Additional Information of the Growth Stock Fund dated February 1, 2006, as supplemented.

  . The Report of Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of the Growth Stock Fund dated September 30, 2005, and the unaudited financial statements included in the Semiannual Report to Shareholders of the Growth Stock Fund dated March 31, 2006.

   The Acquired Funds previously have sent their annual reports to their shareholders. For a free copy of an Acquired Fund's annual report or any of the documents listed above, call 1-800-426-3750, or write to the applicable Acquired Fund at the address listed on the cover of this Prospectus/Proxy Statement. Shareholders also may obtain many of these documents by accessing the Acquired Funds' Internet site at www.columbiafunds.com. Text-only versions of an Acquired Fund's documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. Shareholders can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2521. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

   The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

   An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          I. QUESTIONS AND ANSWERS REGARDING APPROVAL OF THE MERGERS

   The following questions and answers provide an overview of key features of the Mergers and of the information contained in this Prospectus/Proxy Statement. Please review the Prospectus/Proxy Statement prior to casting a vote. If you have questions about a Merger, please call [________].

1. What Mergers are being proposed?

   The Board of Trustees of each Acquired Fund (the "Trustees") is recommending that each Acquired Fund be merged into the Acquiring Fund. This means that each Acquired Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. If the Merger relating to an Acquired Fund is approved and completed, shareholders of such Acquired Fund will receive shares of the Acquiring Fund of a class corresponding to their Acquired Fund shares and with a dollar value equal to the value of their Acquired Fund shares on the business day prior to the closing of the Merger, or such other date as the parties may agree.

2. Why are the Mergers being proposed?

   The Trustees recommend approval of each Merger because each Merger offers shareholders of an Acquired Fund the opportunity to invest in a larger combined portfolio that generally has similar investment goals and strategies. Unlike the Tax-Managed Growth Fund, however, the Acquiring Fund does not include "reducing shareholder exposure to taxes" in its goal although Columbia Management does take tax considerations into account in determining, for example, which lots of securities should be sold. Spreading fixed costs over a broader asset base allows the potential for more efficient operation and lower overall expense ratios. In reviewing the Mergers, the Trustees also considered that, based on estimated expense ratios, shareholders of each class of each Acquired Fund, after its Merger, are expected to experience total operating expense ratios that are lower than the total operating expense ratios of such shareholders' current share class.

   Please review "Reasons for the Merger and Trustees' Considerations" under "Information about the Merger" in Sections II and III of this Prospectus/Proxy Statement for more information regarding the factors considered by the Trustees.

3. How do the fees and the expense ratios of the Funds compare, and what are they estimated to be following the Mergers?

   The tables below allow a shareholder to compare the sales charges, the fees and the expense ratios of each Fund and to analyze the estimated expenses that Columbia Management expects the Acquiring Fund to bear in the first year following the Mergers. Sales charges, if applicable, are paid directly by shareholders to the Funds' distributor, Columbia Management Distributors, Inc. Annual Fund Operating Expenses are paid by each Fund. They include management fees, distribution and service (12b-1) fees (if applicable) and administrative costs, including pricing and custody services.

   In addition, following the presentation of that information, Annual Fund Operating Expenses and Example Expenses for the Acquiring Fund are presented on a pro forma combined basis. The Annual Fund Operating Expenses shown in the tables below represent expenses as of each Fund's most recent fiscal year (ended October 31, 2005 for the Tax-Managed Growth Fund and ended September 30, 2005 for the Growth Stock Fund and the Acquiring Fund) and those projected for the Acquiring Fund on a pro forma basis after giving effect to one, the other or both of the proposed Mergers, and are based on pro forma combined net assets as of September 30, 2005.

   Shareholders of the Acquired Funds will not pay additional sales charges as a result of the Mergers, although contingent deferred sales charges ("CDSCs") applicable to share purchases made prior to the Mergers will continue to apply.

   Based on the expense ratios shown below, the total expense ratio of each class of shares of the Acquiring Fund is expected to be lower than the total expense ratio of each corresponding class of shares of each Acquired Fund.

   [[If the Merger of the Tax-Managed Growth Fund occurs, Merger expenses will be allocated to the Tax-Managed Growth Fund, which will reduce the Tax-Managed Growth Fund's net asset value immediately prior to the closing of the Merger (by approximately $0.010 per share based on shares outstanding as of September 30, 2005). If the Merger of the Growth Stock Fund occurs, Merger expenses will be allocated to the Growth Stock Fund, which will reduce the Growth Stock Fund's net asset value immediately prior to the closing of the Merger (by approximately $0.008 per share based on shares outstanding as of September 30,
2005). Based on the expense ratios shown below, it is projected that, after the Merger, former Acquired Fund shareholders will benefit from expense savings that will offset the allocated Merger expenses. However, the benefit of these projected expense savings will not be realized immediately. It is projected that the aggregate expense savings will not exceed the allocated expenses of the Merger of the Tax-Managed Growth Fund until approximately one month after the Merger. It is projected that the aggregate expense savings will not exceed the allocated expenses of the Merger of the Growth Stock Fund until approximately seven months after the Merger. If a shareholder redeems his or her shares prior to that time, the shareholder will receive no net benefit from the projected expense savings.]]

Shareholder Fees
(paid directly from your investment)

                     Columbia Tax-Managed Growth Fund/(1)/

                                   Class A     Class B    Class C    Class E     Class F    Class Z
                                  -------     -------    -------    -------     -------    -------
Maximum sales charge (load)
  imposed on purchases (%) (as a
  percentage of offering price)..   5.75       0.00       0.00       4.50        0.00       0.00
Maximum deferred sales charge
  (load) on redemptions (%) (as
  a percentage of the lesser of
  purchase price or redemption
  price).........................  1.00 /(2)/  5.00       1.00        1.00/(3)/  5.00       0.00
Redemption fee (%) (as a
  percentage of the amount
  redeemed, if applicable).......    -- /(4)/   -- /(4)/   -- /(4)/   -- /(4)/    -- /(4)/   -- /(4)/

--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) This charge applies only to certain Class E shares bought without an initial sales charge that are sold within 18 months of purchase.
(4) There is a $7.50 charge for wiring sale proceeds to your bank.

                        Columbia Growth Stock Fund/(1)/

                                    Class A     Class B    Class C    Class Z
                                   -------     -------    -------    -------
 Maximum sales charge (load) on
   purchases (%) (as a percentage
   of offering price).............   5.75       0.00       0.00       0.00
 Maximum deferred sales charge
   (load) on redemptions (%) (as
   a percentage of the lesser of
   purchase price or redemption
   price).........................  1.00 /(2)/  5.00       1.00       0.00
 Redemption fee (%) (as a
   percentage of amount redeemed,
   if applicable).................    -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/
--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

                     Columbia Large Cap Growth Fund/(1) /

                                    Class A     Class B    Class C    Class Z
                                   -------     -------    -------    -------
 Maximum sales charge (load) on
   purchases (%) (as a percentage
   of the offering price).........   5.75       0.00       0.00       0.00
 Maximum deferred sales charge
   (load) on redemptions (%) (as
   a percentage of the lesser of
   purchase price or redemption
   price).........................  1.00 /(2)/  5.00       1.00       0.00
 Redemption fee (%) (as a
   percentage of amount redeemed,
   if applicable).................    -- /(3)/   -- /(3)/   -- /(3)/   -- /(3)/
--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) There is a $7.50 charge for wiring sale proceeds to your bank.

                        Columbia Large Cap Growth Fund
                             (pro forma combined)

                                   Class A    Class B    Class C    Class E    Class F    Class Z
                                  -------    -------    -------    -------    -------    -------
Maximum sales charge (load) on
  purchases (%) (as a percentage
  of offering price).............  5.75       0.00       0.00       4.50       0.00       0.00
Maximum deferred sales charge
  (load) on redemptions (%) (as
  a percentage of the lesser of
  purchase price and redemption
  price).........................  1.00/(2)/  5.00       1.00       1.00/(3)/  5.00       0.00
Redemption fee (%) (as a
  percentage of amount redeemed,
  if applicable).................    --/(4)/    --/(4)/    --/(4)/    --/(4)/    --/(4)/    --/(4)/

--------
(1) A $10 annual fee may be deducted from accounts of less than $1,000 and paid to the transfer agent.
(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 12 months of purchase.
(3) This charge applies only to certain Class E shares bought without an initial sales charge that are sold within 18 months of purchase.
(4) There is a $7.50 charge for wiring sale proceeds to your bank.

   Annual Fund Operating Expenses
   (deducted directly from Fund assets)

                       Columbia Tax-Managed Growth Fund

                                          Class A Class B Class C Class E Class F Class Z
                                          ------- ------- ------- ------- ------- -------
Management fee (%)/(1)(2)/...............  0.77    0.77    0.77    0.77    0.77    0.77
Distribution and service (12b-1) fees (%)  0.25    1.00    1.00    0.35    1.00    0.00
Other expenses (%)/(3)/..................  0.24    0.24    0.24    0.24    0.24    0.24
                                           ----    ----    ----    ----    ----    ----
Total annual fund operating expenses (%).  1.26    2.01    2.01    1.36    2.01    1.01

--------
(1) The Tax-Managed Growth Fund pays a management fee of 0.52% and an administration fee of 0.25%.
(2) Management fee has been restated to reflect contractual changes to the management fee for the Tax-Managed Growth Fund effective November 1, 2004.
(3) Other expenses have been restated to reflect contractual changes to the fees paid by the Tax-Managed Growth Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.

                          Columbia Growth Stock Fund

                                             Class A   Class B Class C Class Z
                                            -------    ------- ------- -------
  Management fee (%)/(1)/..................  0.73       0.73    0.73    0.73
  Distribution and service (12b-1) fees (%)  0.35/(3)/  1.00    1.00    0.00
  Other expenses (%)/(2)/..................  0.31       0.31    0.31    0.31
                                             ----       ----    ----    ----
  Total annual fund operating expenses (%).  1.39/(3)/  2.04    2.04    1.04
--------
(1) The Growth Stock Fund pays a management fee of 0.59% and an administration fee of 0.14%.
(2) Other expenses have been restated to reflect contractual changes to the transfer agency fees and pricing and bookkeeping fees for the Growth Stock Fund effective November 1, 2005.
(3) The Growth Stock Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class A shares. If this waiver were reflected in the table the 12b-1 fee for Class A shares would be 0.30% and total annual fund operating expenses for Class A shares would be 1.34%. This arrangement may be modified or terminated by the distributor at any time.

                        Columbia Large Cap Growth Fund

                                             Class A   Class B Class C Class Z
                                            -------    ------- ------- -------
  Management fee (%)/(1)(2)/...............  0.57       0.57    0.57    0.57
  Distribution and service (12b-1) fees (%)  0.25/(3)/  1.00    1.00    0.00
  Other expenses (%)/(4)/..................  0.18       0.18    0.18    0.18
                                             ----       ----    ----    ----
  Total annual fund operating expenses (%).  1.00       1.75    1.75    0.75
--------
(1) The Acquiring Fund pays a management fee of 0.52% and an administration fee of 0.05%.
(2) Management fee has been restated to reflect contractual changes to the management and administration fees effective March 19, 2005.
(3) The Acquiring Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Acquiring Fund's average daily net assets attributable to Class A shares (comprised of 0.10% for distribution services and up to 0.25% for shareholder liaison services) but will limit such fees to an aggregate of not more than 0.25% for Class A shares during the current fiscal year.
(4) Other expenses have been restated to reflect contractual changes to the fees paid by the Acquiring Fund for transfer agency and pricing and bookkeeping services effective November 1, 2005.

                        Columbia Large Cap Growth Fund
          (pro forma combined, assuming both Mergers are consummated)

                                           Class A   Class B Class C Class E(3) Class F(3) Class Z
                                          -------    ------- ------- ---------- ---------- -------
Management fee (%)/(1)/..................  0.54       0.54    0.54      0.54       0.54     0.54
Distribution and service (12b-1) fees (%)  0.25/(2)/  1.00    1.00      0.35       1.00     0.00
Other expenses (%).......................  0.20       0.20    0.20      0.20       0.20     0.20
Total annual fund operating expenses (%).  0.99       1.74    1.74      1.09       1.74     0.74

--------
(1) The Fund pays a management fee of 0.49% and an administration fee of 0.05%.
(2) Effective on and after the closing of the Mergers, the maximum rate at which 12b-1 fees are paid on Class A shares will be permanently reduced to 0.25% of the Fund's average daily net assets attributable to Class A shares.
(3) The Acquiring Fund does not currently offer Class E and Class F shares. Expenses shown for such shares are estimates based on the corresponding expenses of Class A shares.

   The number of Mergers that occur will affect the total Annual Fund Operating Expenses of the Acquiring Fund on a pro forma basis after the Mergers. The tables below present the pro forma combined Total Annual Fund Operating Expenses assuming in each case that one, but not both, of the Mergers are consummated.

                        Columbia Large Cap Growth Fund
(pro forma combined, assuming only the Merger of the Tax-Managed Growth Fund is consummated)

                                           Class A   Class B Class C Class E(3) Class F(3) Class Z
                                          -------    ------- ------- ---------- ---------- -------
Management fee/(1)/ (%)..................  0.56       0.56    0.56      0.56       0.56     0.56
Distribution and service (12b-1) fees (%)  0.25/(2)/  1.00    1.00      0.35       1.00     0.00
Other expenses (%).......................  0.17       0.17    0.17      0.17       0.17     0.17
Total annual fund operating expenses (%).  0.98       1.73    1.73      1.08       1.73     0.73

--------
(1) The Fund pays a management fee of 0.51% and an administration fee of 0.05%.
(2) Effective on and after the closing of the Merger, the maximum rate at which 12b-1 fees are paid on Class A shares will be permanently reduced to 0.25% of the Acquiring Fund's average daily net assets attributable to Class A shares.
(3) The Acquiring Fund does not currently offer Class E and Class F shares. Expenses shown for such shares are estimates based on the corresponding expenses of Class A shares.

                        Columbia Large Cap Growth Fund
   (pro forma combined, assuming only the Merger of the Growth Stock Fund is consummated)

                                             Class A   Class B Class C Class Z
                                            -------    ------- ------- -------
  Management fee/(1)/ (%)..................  0.55       0.55    0.55    0.55
  Distribution and service (12b-1) fees (%)  0.25/(2)/  1.00    1.00    0.00
  Other expenses (%).......................  0.20       0.20    0.20    0.20
  Total annual fund operating expenses (%).  1.00       1.75    1.75    0.75
--------
(1) The Fund pays a management fee of 0.50% and an administration fee of 0.05%.
(2) Effective on and after the closing of the Merger, the maximum rate at which 12b-1 fees are paid on Class A shares will be permanently reduced to 0.25% of the Acquiring Fund's average daily net assets attributable to Class A shares.

Example Expenses

   Example Expenses help shareholders compare the cost of investing in an Acquired Fund currently with the cost of investing in the Acquiring Fund both currently and on a pro forma combined basis and also allow shareholders to compare these costs with the cost of investing in other mutual funds. The tables take into account the expense reduction arrangements described in the footnotes to the Annual Fund Operating Expenses table. The Example Expenses use the following hypothetical conditions:

  .   $10,000 initial investment.

  .   5% total return for each year.

  .   Each Fund's operating expenses remain the same.

  .   Reinvestment of all dividends and distributions.

  .   Conversion of Class B shares to Class A shares after eight years.

  .   Conversion of Class F shares to Class E shares after eight years.

Example Expenses
(actual costs may be higher or lower)

   Columbia Tax-Managed Growth Fund                            1 Year 3 Years 5 Years 10 Years
   --------------------------------                            ------ ------- ------- --------
   Class A                                                      $696   $952   $1,227   $2,010
   Class B:          did not sell shares                        $204   $630   $1,083   $2,144
                     sold all shares at end of period           $704   $930   $1,283   $2,144
   Class C:          did not sell shares                        $204   $630   $1,083   $2,338
                     sold all shares at end of period           $304   $630   $1,083   $2,338
   Class E                                                      $582   $861   $1,161   $2,011
   Class F           did not sell shares                        $204   $630   $1,083   $2,170
                     sold all shares at end of period           $704   $930   $1,283   $2,170
   Class Z                                                      $103   $322   $  558   $1,236

                                                               1 Year 3 Years 5 Years 10 Years
   Columbia Growth Stock Fund                                  ------ ------- ------- --------
   Class A                                                      $708   $990   $1,292   $2,148
   Class B:          did not sell shares                        $207   $640   $1,098   $2,202
                     sold all shares at end of period           $707   $940   $1,298   $2,202
   Class C:          did not sell shares                        $207   $640   $1,098   $2,369
                     sold all shares at end of period           $307   $640   $1,098   $2,369
   Class Z                                                      $106   $331   $  574   $1,271

                                                               1 Year 3 Years 5 Years 10 Years
   Columbia Large Cap Growth Fund                              ------ ------- ------- --------
   Class A                                                      $671   $875   $1,096   $1,729
   Class B:          did not sell shares                        $178   $551   $  949   $1,864
                     sold all shares at end of period           $678   $851   $1,149   $1,864
   Class C:          did not sell shares                        $178   $551   $  949   $2,062
                     sold all shares at end of period           $278   $551   $  949   $2,062
   Class Z                                                      $ 77   $240   $  417   $  930

   Columbia Large Cap Growth Fund (pro forma combined assuming
   both Mergers are consummated)                               1 Year 3 Years 5 Years 10 Years
   ----------------------------------------------------------- ------ ------- ------- --------
   Class A                                                      $670   $872   $1,091   $1,718
   Class B:          did not sell shares                        $177   $548   $  944   $1,853
                     sold all shares at end of period           $677   $848   $1,144   $1,853
   Class C:          did not sell shares                        $177   $548   $  944   $2,052
                     sold all shares at end of period           $277   $548   $  944   $2,052
   Class E:                                                     $556   $781   $1,024   $1,719
   Class F:          did not sell shares                        $177   $548   $  944   $1,880
                     sold all shares at end of period           $677   $848   $1,144   $1,880
   Class Z                                                      $ 76   $237   $  411   $  918

   The pro forma combined Example Expenses detailed above assume that both Mergers occur. The tables below present the pro forma combined Example Expenses assuming in each case that one, but not both, of the Acquired Funds approve the Merger.

   Columbia Large Cap Growth Fund (pro forma combined assuming only
   the Merger of the Tax-Managed Growth Fund is consummated)        1 Year 3 Years 5 Years 10 Years
   ---------------------------------------------------------------- ------ ------- ------- --------
   Class A                                                           $669   $869   $1,086   $1,707
   Class B:             did not sell shares                          $176   $545   $  939   $1,842
                        sold all shares at end of period             $676   $845   $1,139   $1,842
   Class C:             did not sell shares                          $176   $545   $  939   $2,041
                        sold all shares at end of period             $276   $545   $  939   $2,041
   Class E:                                                          $555   $778   $1,019   $1,708
   Class F:             did not sell shares                          $176   $545   $  939   $1,869
                        sold all shares at end of period             $676   $845   $1,139   $1,869
   Class Z                                                           $ 75   $233   $  406   $  906

   Columbia Large Cap Growth Fund (pro forma combined assuming only
   the Merger of the Growth Stock Fund is completed)                1 Year 3 Years 5 Years 10 Years
   ---------------------------------------------------------------- ------ ------- ------- --------
   Class A                                                           $671   $875   $1,096   $1,729
   Class B:             did not sell shares                          $178   $551   $  949   $1,864
                        sold all shares at end of period             $678   $851   $1,149   $1,864
   Class C:             did not sell shares                          $178   $551   $  949   $2,062
                        sold all shares at end of period             $278   $551   $  949   $2,062
   Class Z                                                           $ 77   $240   $  417   $  930

   The projected post-Merger pro forma combined Annual Fund Operating Expenses and Example Expenses presented above are based on numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) that certain fixed costs involved in operating the Acquired Funds will be eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund assets, many of which are beyond the control of the Acquiring Fund or Columbia Management.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   Please see Appendix D for supplemental hypothetical investment expense information that provides additional information in a different format from the preceding Annual Fund Operating Expenses and Example Expenses tables about the effect of the expenses of the Acquiring Fund, including investment advisory fees and other Acquiring Fund costs, on the Acquiring Fund's returns over a 10-year period.

4. How do the investment goals, principal investment strategies and policies of the Funds compare?

   The table below shows the investment goals and principal investment strategies of each Fund:

                             Columbia Tax-Managed Growth         Columbia Growth Stock            Columbia Large Cap Growth
                                 Fund(Acquired Fund)              Fund(Acquired Fund)               Fund(Acquiring Fund)
                          --------------------------------- -------------------------------- -----------------------------------
Investment                The Tax-Managed Growth            The Growth Stock Fund seeks      The Acquiring Fund seeks
Goal(s)/Objective(s)      Fund seeks long-term capital      long-term growth.                long-term capital appreciation.
                          growth while reducing
                          shareholder exposure to taxes.

Principal Investment      . The Tax-Managed Growth          . The Growth Stock Fund          . The Acquiring Fund
Strategies                   Fund invests primarily in         invests at least 80% of its      invests at least 80% of its
                             large capitalization (large-      net assets (plus any             net assets (plus any
                             cap) and middle                   borrowings for investment        borrowings for investment
                             capitalization (mid-cap)          purposes) in large               purposes) in a broadly
                             stocks.                           capitalization stocks.           diversified portfolio of
                                                                                                large-capitalization equity
                          . The Tax-Managed Growth          . The Growth Stock Fund's           securities, primarily
                             Fund may also invest in           investments are diversified      common stocks and
                             foreign securities.               among industries and             securities that can be
                                                               market sectors including,        converted into common
                          . In selecting stocks for the        but not limited to,              stocks.
                             Tax-Managed Growth                technology, financial
                             Fund, the Fund's                  services, health care, and    . The Acquiring Fund
                             investment advisor uses           global consumer franchise        invests mainly in the
                             fundamental research              sectors.                         securities of U.S. issuers,
                             analysis and valuation                                             but may invest up to 20%
                             techniques.                    . The Growth Stock Fund             of its total assets in foreign
                                                               may invest up to 25% of          securities.
                                                               its total assets in foreign
                                                               stocks.                       . The Acquiring Fund
                                                                                                invests mainly in
                                                            . To select investments for         companies which the
                                                               the Growth Stock Fund,           Fund's investment advisor
                                                               the Growth Stock Fund's          believes will have faster
                                                               investment advisor               earnings growth than the
                                                               considers companies that it      economy in general. The
                                                               believes will generate           advisor looks for large-cap
                                                               earnings growth over the         companies in growing
                                                               long term regardless of the      industries, focusing on
                                                               economic environment.            technological advances,
                                                                                                good product
                                                                                                development, strong
                                                                                                management and other
                                                                                                factors which support
                                                                                                future growth. The advisor
                                                                                                seeks out companies that
                                                                                                have a history of strong
                                                                                                earnings growth and are
                                                                                                projected to continue a
                                                                                                similar pattern of growth
                                                                                                over the next three to five
                                                                                                years.

   The Funds' fundamental investment policies are identical, and are set forth below. For purposes of this discussion, a "fundamental" investment policy or restriction is one that may not be changed without a shareholder vote.

  . As a matter of fundamental policy, the Fund may not underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

  . As a matter of fundamental policy, the Fund may not purchase or sell real estate, except it may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

  . As a matter of fundamental policy, the Fund may not purchase or sell commodities, except that it may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap agreements and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

  . As a matter of fundamental policy, the Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

  . The Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

  . The Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

  . The Fund may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and
      (b) the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

   The following highlights the differences in the Funds' non-fundamental investment policies (policies that may be changed without a shareholder vote):

  . The Acquiring Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Tax-Managed Growth Fund may not have a short securities position, unless it owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities, and may not purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions. The Growth Stock Fund may not purchase securities on margin (except for the use of short-term credits as are necessary for the clearance of transaction), or sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or
      (ii) the securities sold are "when issued" or "when distributed" securities that it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales.

  . The Acquiring Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that it may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options. The Growth Stock Fund may not write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange or a similar entity. The Growth Stock Fund may not purchase a put or call option if the aggregate premiums paid for all put and call options exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

  . The Acquiring Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets.

  . Covered call options written by the Acquiring Fund must be listed on a national securities exchange and issued by the Options Clearing Corporation, and the aggregate value of the securities subject to such options may not exceed 25% of the value of the Acquiring Fund's net assets.

  . The Acquiring Fund may not purchase securities of other investment companies except as permitted by the 1940 Act. The Growth Stock Fund has a similar policy, except that any such purchases are to be made in the open market when no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation or acquisition of assets. The Growth Stock Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the 1940 Act.

  . The Acquiring Fund may purchase restricted securities, but to the extent restricted securities are deemed illiquid, the Acquiring Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets. The Growth Stock Fund may not invest more than 5% of its total assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

  .   The Growth Stock Fund may not invest in any of the following:
      (i) interests in oil, gas or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads or any combination thereof (except that it may enter into transactions in option, futures, and options on futures); (iii) shares of other open-end investment companies, except in connection with a merger, consolidations, acquisition or reorganization; and (iv) limited partnerships in real estate unless they are readily marketable;

  . The Growth Stock Fund may not invest more than 5% of its net assets (valued at the time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange;

  . The Growth Stock Fund may not invest more than 25% of its total assets (valued at the time of purchase) in securities of foreign issuers (other than securities represented by American Depository Receipts ("ADRs") or securities guaranteed by a U.S. person).

   For a complete list of each Fund's investment policies and restrictions, see each Fund's Statement of Additional Information.

5. What class of Acquiring Fund shares will shareholders receive if a Merger occurs?

   If the Merger of an Acquired Fund occurs, shareholders will receive shares of the Acquiring Fund corresponding to the shares they currently own in such Acquired Fund (for example, holders of Class A shares of an Acquired Fund will receive Class A shares of the Acquiring Fund).

6. What are the federal income tax consequences of the Mergers?

   The Mergers are expected to be tax-free to shareholders for federal income tax purposes. This means that neither shareholders nor the Funds are expected to recognize a gain or loss directly as a result of the Mergers. However, because a Merger will end the tax year of an Acquired Fund, it may accelerate distributions from such Acquired Fund to shareholders. Specifically, an Acquired Fund will recognize any net tax-exempt investment income, any net investment company taxable income and any net capital gains, including those realized on disposition of portfolio securities in connection with such Acquired Fund's Merger (after reduction by any available capital loss carryforwards), or net capital losses in the short tax year ending on the date such Acquired Fund's Merger, and will declare and pay a distribution of such income and any such net capital gains remaining after reduction of any available capital loss carryforwards to its shareholders on or before that date.

   A portion of the portfolio assets of the Acquired Funds may be sold in connection with the Mergers. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

   The cost basis and holding period of shares in the Acquired Funds are expected to carry over to new shares in the Acquiring Fund. At any time prior to the consummation of the Mergers, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

   Certain other tax consequences are discussed below under "Federal Income Tax Consequences."

7. Who bears the expenses associated with the Mergers?

   [[Columbia Management]], the Acquiring Fund and each Acquired Fund each will bear a portion of the out-of-pocket expenses associated with the Mergers. Out-of-pocket expenses associated with the Mergers include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Prospectus/Proxy Statement, and any filings with the SEC and/or other governmental authorities in connection with the Mergers; (2) the fees and expenses of any proxy solicitation firm retained in connection with the Mergers; (3) the legal fees and expenses incurred by the Funds in connection with the Mergers; and (4) the trustees' fees and out-of-pocket expenses incurred in connection with the Mergers.

   The out-of-pocket expenses of a Merger are first allocated to the Acquiring Fund or to the Acquired Fund. Merger-related costs that are specifically allocable to one Fund are allocated to that Fund (e.g., the costs of printing and mailing this Prospectus/Proxy Statement are allocated exclusively to the Acquired Fund, which for purposes of this Prospectus/Proxy Statement means that such costs are split between the Acquired Funds based on the number of shareholder accounts). Costs of the Merger that are not specifically allocable to either Fund are divided equally between the Acquiring Fund and the Acquired Fund. Following this initial allocation between the Funds, Columbia Management limits the expenses actually allocated to a Fund to the anticipated reductions in expenses borne by that Fund over the first year following the Merger. Any reduction in the Merger expenses allocable to a Fund as a result of these limitations is borne by Columbia Management, not the other Fund. The estimated costs of the Mergers to be borne by the Tax-Managed Growth Fund, the Growth Stock Fund and the Acquiring Fund are approximately $174,626, $421,393 and $52,054, respectively (approximately $0.010, $0.008 and $0.001 per share, respectively, based on shares outstanding as of September 30, 2005, assuming completion of all Mergers. Should a Merger fail to occur, Columbia Management will bear all costs associated with such Merger.

8. Who is eligible to vote?

   Shareholders of record on June 14, 2006 are entitled to attend and to vote at the Meeting or any adjournment of the Meeting. All shareholders of an Acquired Fund, regardless of the class of shares held, will vote together as a single class on the proposal regarding such Acquired Fund. Each whole share (or fractional share) outstanding on June 14, 2006 shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U.S. dollars determined at the close of business on June 14, 2006 (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholder instructions. If a shareholder signs a proxy but does not fill in a vote, the shareholder's shares will be voted to approve the Merger, and if any other business comes before the Meeting, the shareholder's shares will be voted at the discretion of the persons named as proxies.

 II. PROPOSAL -- MERGER OF THE TAX-MANAGED GROWTH FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Tax-Managed Growth Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, shareholders are approving the merger of the Tax-Managed Growth Fund into the Acquiring Fund.

Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Tax-Managed Growth Fund?

   The principal risks associated with each Fund generally are similar because the Funds generally have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, equity risk, growth stocks risk, and foreign securities risk, each of which are described below.

   Management risk means that the advisor's investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Funds will achieve their investment goals or perform favorably among comparable funds.

   Since they purchase equity securities, the Funds are subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

   Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Funds may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   In addition to the risks described above, the Acquiring Fund also is subject to convertible securities risk which is described below.

   Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

   Shareholders of the Tax-Managed Growth Fund should note that, although the investment goal and principal investment strategies of the Acquiring Fund generally are similar to those of the Tax-Managed Growth Fund, the Acquiring Fund may have a different investment style. In particular, unlike the Tax-Managed Growth Fund, the Acquiring Fund does not include "reducing shareholder exposure to taxes" in its goal [[, although Columbia Management does take tax considerations into account in determining, for example, which lots of securities should be sold.]] Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Merger" for more information regarding the investment goals, strategies and policies of the Funds.

Information about the Merger

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Tax-Managed Growth Fund will receive shares of the Acquiring Fund corresponding to the shares that they currently own in the Tax-Managed Growth Fund (for example, holders of Class A shares of the Tax-Managed Growth Fund will receive Class A shares of the Acquiring Fund). As compared to the Tax-Managed Growth Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.

  . They will bear the same sales charges (including CDSCs, if any) as the current Tax-Managed Growth Fund shares to the extent such charges apply, and for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, or Class F shares to Class E shares, if applicable, the Acquiring Fund shares will continue to age from the date a shareholder purchased his Tax-Managed Growth Fund shares.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders, but as shareholders of the Acquiring Fund.

  . The account options a shareholder has selected for handling distributions from the Tax-Managed Growth Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each of the Funds is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Columbia Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Tax-Managed Growth Fund that the Merger would be in the best interests of the Tax-Managed Growth Fund's shareholders and that the interests of existing shareholders in the Tax-Managed Growth Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Tax-Managed Growth Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees of Columbia Trust at a meeting held on April 12, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

     1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

     2.  various potential shareholder benefits of the Merger;

     3. the current asset level of the Tax-Managed Growth Fund and the combined pro forma asset level of the Acquiring Fund;

     4. the historical performance of the Tax-Managed Growth Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

     5. the investment objectives and principal investment strategies of the Funds;

     6. that holders of shares of the Tax-Managed Growth Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund after the Merger;

     7. [[the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below)]] ;

     8. the potential benefits of the Merger to Columbia Management and its affiliates;

     9. various aspects of the Merger and the Agreement and Plan of Reorganization;

     10. the fact that shareholders of the Tax-Managed Growth Fund will experience no change in shareholder services as a result of the Merger;

     11. that the costs associated with the Merger will be borne by the Tax-Managed Growth Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

   If the Merger is approved by shareholders, the transaction will combine the Tax-Managed Growth Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Tax-Managed Growth Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Tax-Managed Growth Fund and the Acquiring Fund have similar investment objectives and strategies, except that reducing shareholder exposure to taxes is not part of the Acquiring Fund goal. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year for the 10-year or since inception period ending December 31, 2005 for Class A shares of the Tax-Managed Growth Fund and for Class A shares of the Acquiring Fund. All information relating to the Tax-Managed Growth Fund for periods prior to October 10, 2005, including the performance information shown below, is that of Columbia Tax-Managed Growth Fund, a series of Columbia Funds Trust I, the predecessor to the Tax-Managed Growth Fund. For the period from November 1, 2001 through February 28, 2006, the Tax-Managed Growth Fund was sub-advised by Stein Roe Investment Counsel. The bar charts should give a shareholder a general idea of how the Tax-Managed Growth Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                       Columbia Tax-Managed Growth Fund

        1997     1998   1999   2000    2001    2002    2003  2004  2005
        ----    -----  -----  ------  ------  ------  -----  ----  ----
       24.40%   21.46% 28.08% -15.34% -16.11% -22.10% 28.19% 4.57% 5.07%

For period shown in bar chart:           The Tax-Managed Growth Fund's year-
Best quarter: 4th quarter 1998, +21.07% to-date total return through March 31, Worst quarter: 3rd quarter 2001, -17.80% 2006 was 1.65%.

                      Columbia Large Cap Growth Fund/(1)/

     1996     1997   1998   1999   2000   2001    2002    2003  2004  2005
     ----    -----  -----  -----  -----  ------  ------  -----  ----  ----
    20.46%   30.43% 25.55% 26.02% -1.44% -18.80% -26.88% 22.19% 7.29% 5.00%

For period shown in bar chart:              The Acquiring Fund's year-to-
Best quarter: 4th quarter 1998, +23.93%     date total return through March 31,
Worst quarter: 3rd quarter 2001, -17.16%    2006 was 4.17%.

(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Equity Growth Fund (the Galaxy
    Fund), the predecessor to the Acquiring Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Acquiring Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Fund for periods prior to the date of inception of Prime A Shares (November 1, 1998). Class A shares generally would have had substantially similar returns to Prime A Shares and Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Prime A Shares or Retail A Shares.

   The following tables list the average annual total return (reflecting applicable sales charges) for the one-year, five-year and ten-year periods ended December 31, 2005 for Class A, Class B, Class C, [[Class E, Class F]] and Class Z shares of the Tax-Managed Growth Fund and Class A, Class B, Class C and Class Z shares of the Acquiring Fund. These tables are intended to provide you with some indication of the risks of investing in the Tax-Managed Growth Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Columbia Tax-Managed Growth Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                1 Year 5 Years Life of the Fund
                                                ------ ------- ----------------
Class A (%)
   Return before taxes......................... -0.98   -2.80        3.94
   Return after taxes on distributions......... -0.98   -2.80        3.94
   Return after taxes on distributions and
     sale of fund shares....................... -0.63   -2.36        3.42
Class B (%)
   Return before taxes......................... -0.65   -2.77        3.84
   Return after taxes on distributions......... -0.65   -2.77        3.84
   Return after taxes on distributions and
     sale of fund shares....................... -0.42   -2.34        3.33

Class C (%)....................................................
   Return before taxes.........................................  3.35 -2.37 3.84
   Return after taxes on distributions.........................  3.35 -2.37 3.84
   Return after taxes on distributions and sale of fund shares.  2.18 -2.00 3.33
Class E (%)
   Return before taxes.........................................  0.23 -2.64 4.00
   Return after taxes on distributions.........................  0.23 -2.64 4.00
   Return after taxes on distributions and sale of fund shares.  0.15 -2.23 3.48
Class F(%)
   Return before taxes......................................... -0.66 -2.74 3.86
   Return after taxes on distributions......................... -0.66 -2.74 3.86
   Return after taxes on distributions and sale of fund shares. -0.43 -2.31 3.35
Class Z (%)
   Return before taxes.........................................  5.68 -1.34 4.86/(1)/
   Return after taxes on distributions.........................  5.68 -1.34 4.86/(1)/
   Return after taxes on distributions and sale of fund shares.  3.69 -1.14 4.24/(1)/
S&P 500 Index/(3)/ (%).........................................  4.91  0.54 7.42/(2)/

--------
(1) Class Z is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing class) for periods prior to inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of shares. The Class A share returns have been adjusted to take into account the fact that Class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares were initially offered on December 30, 1996, and Class Z shares were initially offered on January 11, 1999.
(2) Performance information is from December 30, 1996.
(3) The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Tax-Managed Growth Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

Columbia Large Cap Growth Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                                1 Year  5 Years    10 Years
                                                                ------ -------     --------
Class A (%)
   Return Before Taxes......................................... -1.05   -5.09/(1)/   6.56/(1)/
   Return After Taxes on Distributions......................... -1.08   -5.11/(1)/   5.41/(1)/
   Return After Taxes on Distributions and Sale of Fund Shares. -0.65   -4.26/(1)/   5.33/(1)/
Class B (%)
   Return Before Taxes......................................... -0.78   -5.12/(1)/   6.62/(1)/
   Return After Taxes on Distributions......................... -0.78   -5.12/(1)/   5.47/(1)/
   Return After Taxes on Distributions and Sale of Fund Shares. -0.51   -4.28/(1)/   5.42/(1)/
Class C (%)
   Return Before Taxes.........................................  3.21   -4.71/(1)/   6.63/(1)/
   Return After Taxes on Distributions.........................  3.21   -4.71/(1)/   5.49/(1)/
   Return After Taxes on Distributions and Sale of Fund Shares.  2.09   -3.94/(1)/   5.43/(1)/
Class Z (%)
   Return Before Taxes.........................................  5.30   -3.73/(2)/   7.52/(2)/
   Return After Taxes on Distributions.........................  5.23   -3.77/(2)/   6.30/(2)/
   Return After Taxes on Distributions and Sale of Fund Shares.  3.53   -3.15/(2)/   6.15/(2)/
Russell 1000 Growth Index/(3)/ (%).............................  5.26   -3.58        6.73

--------
(1) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B Shares.
(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 14, 1990.
(3) The Russell 1000 Growth Index is an unmanaged index that the tracks the performance of those companies in the Russell Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Acquiring Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

   THE TRUSTEES OF COLUMBIA TRUST, ON BEHALF OF THE TAX-MANAGED GROWTH FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Tax-Managed Growth Fund's voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Tax-Managed Growth Fund are represented are present or represented by proxy, or
(2) more than 50% of the outstanding voting securities of the Tax-Managed Growth Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

   Although the Trustees are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not conditioned upon the merger of the other Acquired Fund. Accordingly, if the Tax-Managed Growth Fund shareholders approve the merger of the Tax-Managed Growth Fund, but the shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Merger proposed in this proposal will take place as described in this Prospectus/Proxy Statement.

   III. PROPOSAL -- MERGER OF THE GROWTH STOCK FUND INTO THE ACQUIRING FUND

The Proposal

   Shareholders of the Growth Stock Fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Appendix A to this Prospectus/Proxy Statement. By approving the Agreement and Plan of Reorganization, you are approving the merger of the Growth Stock Fund into the Acquiring Fund.

Principal Investment Risks

  What are the principal investment risks of the Acquiring Fund, and how do they compare with those of the Growth Stock Fund?

   The principal risks associated with each Fund generally are similar because the Funds generally have similar investment goals and principal investment strategies. The actual risks of investing in each Fund depend on the securities held in each Fund's portfolio and on market conditions, both of which change over time. Both Funds are subject to management risk, market risk, equity risk, growth stocks risk, and foreign securities risk.

   Management risk means that the advisor's investment decisions might produce losses or cause the Funds to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Funds will achieve their investment goals or perform favorably among comparable funds.

   Since they purchase equity securities, the Funds are subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

   Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

   Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Funds may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

   In addition to the risks described above, the Acquiring Fund also is subject to convertible securities risk which is described below.

   Convertible securities are securities that can be converted into common stock, such as certain debt securities and preferred stock. Convertible securities are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to market risk.

   Shareholders of the Growth Stock Fund should note that, although the investment goal and principal investment strategies of the Acquiring Fund generally are similar to those of the Growth Stock Fund, the Acquiring Fund may have a different investment style. Please see the answer to question 4 above under "Questions and Answers Regarding Approval of the Merger" for more information regarding the investment goals, strategies and policies of the Funds.

Information about the Merger

  Shares that Shareholders Will Receive

   If the Merger occurs, shareholders of the Growth Stock Fund will receive shares in the Acquiring Fund corresponding to the shares that they currently own in the Growth Stock Fund (for example, holders of Class A shares of the Growth Stock Fund will receive Class A shares of the Acquiring Fund). As compared to the Growth Stock Fund shares currently owned by shareholders, the Acquiring Fund shares that shareholders will receive will have the following characteristics:

  . They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder's current shares as of the business day before the closing of the Merger.

  . They will bear the same sales charges (including CDSCs, if any) as the current Growth Stock Fund shares to the extent such charges apply, and for purposes of determining the CDSC applicable to any redemption and/or conversion of Class B shares to Class A shares, if applicable, the Acquiring Fund shares will continue to age from the date a shareholder purchased his Growth Stock Fund shares.

  . They will entitle shareholders to voting and other rights generally similar to those currently enjoyed by shareholders, but as shareholders of the Acquiring Fund.

  . The account options a shareholder has selected for handling distributions from the Growth Stock Fund will not change as a result of the Merger.

  Capitalization

   Information concerning the capitalization of each of the Funds is contained in Appendix C to this Prospectus/Proxy Statement.

  Reasons for the Merger and Trustees' Considerations

   The Trustees of Columbia Trust, including all Trustees who are not "interested persons" (as such term is defined in the 1940 Act), based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, determined on behalf of the Growth Stock Fund that the Merger would be in the best interests of the Growth Stock Fund's shareholders and that the interests of existing shareholders in the Growth Stock Fund would not be diluted as a result of the Merger. The Trustees have unanimously approved the Agreement and Plan of Reorganization and the Merger, and recommend that Growth Stock Fund shareholders vote in favor of the Merger by approving the Agreement and Plan of Reorganization.

   Columbia Management proposed the Merger to the Trustees of Columbia Trust at a meeting held on April 12, 2006.

   At the meeting, the Trustees (with the advice and assistance of independent counsel) considered, among other things, in no order of priority:

     1. the Merger as part of a continuing initiative to streamline and improve the mutual fund offerings of the Columbia Funds family by eliminating overlapping funds and clarifying investor choices;

     2.  various potential shareholder benefits of the Merger;

     3. the current asset level of the Growth Stock Fund and the combined pro forma asset level of the Acquiring Fund;

     4. the historical performance of the Growth Stock Fund and the Acquiring Fund (see "Performance Information" below), although no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Merger;

     5. the investment objectives and principal investment strategies of the Funds;

     6. that holders of shares of the Growth Stock Fund are expected to experience lower total operating expense ratios as holders of shares of the Acquiring Fund after the Merger;

     7. [[the anticipated tax-free nature of the exchange of shares in the Merger and other expected U.S. federal income tax consequences of the Merger, including limitations on the use of realized and unrealized losses for U.S. federal income tax purposes and the potential diminution of the ability to use such losses to offset future gains (see "Federal Income Tax Consequences" below)]];

     8. the potential benefits of the Merger to Columbia Management and its affiliates;

     9. various aspects of the Merger and the Agreement and Plan of Reorganization;

     10. the fact that shareholders of the Growth Stock Fund will experience no change in shareholder services as a result of the Merger;

     11. that the costs associated with the Merger will be borne by the Growth Stock Fund and the Acquiring Fund only to the extent that Columbia Management anticipates a reduction in expenses to shareholders of such Fund in the first year following the Merger.

   If the Merger is approved by shareholders, the transaction will combine the Growth Stock Fund's assets with those of the Acquiring Fund, resulting in a combined portfolio that is larger than the Growth Stock Fund's. Larger mutual funds often have more buying power (for example, they have greater opportunity to purchase round lots of securities) and generally are better able to diversify their portfolios.

   Columbia Management also believes that the Merger helps eliminate overlapping products. The Growth Stock Fund and the Acquiring Fund have similar investment objectives and strategies. Columbia Management believes that streamlining its product offerings in a particular asset segment will help to minimize investor confusion.

  Performance Information

   The bar charts below show the percentage gain or loss in each calendar year for the 10-year period ending December 31, 2005, for Class A shares of the Growth Stock Fund and Class A shares of the Acquiring Fund. The bar charts should give you a general idea of how the Growth Stock Fund's and the Acquiring Fund's returns have varied from year to year. The bar charts include the effect of fund expenses, but do not include the effect of sales charges. Returns would be lower if any applicable sales charges were reflected. The calculations of total returns assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, total returns would have been lower. Any expense reductions arrangements may be discontinued at any time. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Merger.

   Additional discussion of the manner of calculating total return is contained in each Fund's Prospectus and Statement of Additional Information.

                        Columbia Growth Stock Fund/(1)/

     1996   1997   1998   1999   2000    2001    2002    2003   2004  2005
     ----  -----  -----  -----  ------  ------  ------  -----  -----  ----
    20.94% 31.62% 25.54% 36.61% -11.34% -23.94% -29.88% 24.65% -2.87% 0.18%

 For period shown in bar chart:             The Growth Stock Fund's year-to-
 Best quarter: 4/th/ quarter 1999, +25.35% date total return through March 31, Worst quarter: 3/rd/ quarter 2001, -20.06% 2006 was 3.76%
--------
(1) Class A is a newer class of shares. Its performance information includes returns of the Growth Stock Fund's Class Z shares (the oldest existing share class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class Z shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower, since Class Z shares are not subject to any Rule 12b-1 fees. Class A shares were initially offered on July 15, 2002, and Class Z shares were initially offered on July 1, 1958.

                      Columbia Large Cap Growth Fund/(1)/

      1996   1997   1998   1999   2000   2001    2002    2003  2004  2005
      ----  -----  -----  -----  -----  ------  ------  -----  ----  ----
     20.46% 30.43% 25.55% 26.02% -1.44% -18.80% -26.88% 22.19% 7.29% 5.00%

  For period shown in bar chart:           The Acquiring Fund's year-to-
  Best quarter: 4th quarter 1998, +23.93% date total return through March 31, Worst quarter: 3rd quarter 2001, -17.16% 2006 was 4.17%.

(1) The calendar year total returns shown for Class A shares include the returns of Prime A Shares of the Galaxy Equity Growth Fund (the Galaxy Equity Fund), the predecessor to the Acquiring Fund, for periods prior to November 18, 2002, the date on which Class A shares were initially offered by the Acquiring Fund. The returns shown for Class A shares also include the returns of Retail A Shares of the Galaxy Equity Fund for periods prior to the date of inception of Prime A Shares (November 1, 1998). Class A shares generally would have had substantially similar returns to Prime A and Retail A Shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A shares exceed expenses paid by Prime A or Retail A Shares.

   The following tables list the average annual total return (reflecting applicable sales charges) for the one-year, five-year and ten-year periods ended December 31, 2005 for Class A, Class B, Class C and Class Z shares of the Growth Stock Fund and Class A, Class B, Class C and Class Z shares of the Acquiring Fund. These tables are intended to provide you with some indication of the risks of investing in the Growth Stock Fund and the Acquiring Fund. Each table also includes the performance of one or more relevant broad-based market indices.

   After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on an investor's tax situation, may differ from those shown and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          Columbia Growth Stock Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                 1 Year  5 Years    10 Years
                                                 ------ -------     --------
 Class A (%)
    Return before taxes......................... -5.58   -9.42/(1)/   3.97/(1)/
    Return after taxes on distributions......... -5.58   -9.42/(1)/   3.12/(1)/
    Return after taxes on distributions and
      sale of fund shares....................... -3.63   -7.75/(1)/   3.31/(1)/
 Class B (%)
    Return before taxes......................... -5.45   -9.18/(1)/   4.32/(1)/
    Return after taxes on distributions......... -5.45   -9.18/(1)/   3.47/(1)/
    Return after taxes on distributions and
      sale of fund shares....................... -3.54   -7.55/(1)/   3.64/(1)/
 Class C (%)
    Return before taxes......................... -1.47   -8.79/(1)/   4.33/(1)/
    Return after taxes on distributions......... -1.47   -8.79/(1)/   3.48/(1)/
    Return after taxes on distributions and
      sale of fund shares....................... -0.95   -7.25/(1)/   3.65/(1)/
 Class Z (%)
    Return before taxes.........................  0.82   -7.92        4.82
    Return after taxes on distributions.........  0.78   -7.93        3.97
    Return after taxes on distributions and
      sale of fund shares.......................  0.59   -6.55        4.06
    Russell 1000 Growth Index/(2)/ (%)..........  5.26   -3.58        6.73
--------
(1) Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Fund's Class Z shares (the oldest existing share class) for periods prior to their inception (adjusted to reflect the sales charges applicable to Class A, Class B and Class C, respectively). These returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between Class Z shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class A, Class B and Class C shares were initially offered on July 15, 2002, and Class Z shares were initially offered on July 1, 1958.
(2) The Russell 1000 Growth Index is an unmanaged index that the tracks the performance of those companies in the Russell Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Growth Stock Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

Columbia Large Cap Growth Fund

      Average Annual Total Returns -- For Periods Ended December 31, 2005

                                                 1 Year  5 Years    10 Years
                                                 ------ -------     --------
 Class A (%)
    Return Before Taxes......................... -1.05   -5.09/(1)/   6.56/(1)/
    Return After Taxes on Distributions......... -1.08   -5.11/(1)/   5.41/(1)/
    Return After Taxes on Distributions and
      Sale of Fund Shares....................... -0.65   -4.26/(1)/   5.33/(1)/
 Class B (%)
    Return Before Taxes......................... -0.78   -5.12/(1)/   6.62/(1)/
    Return After Taxes on Distributions......... -0.78   -5.12/(1)/   5.47/(1)/
    Return After Taxes on Distributions and
      Sale of Fund Shares....................... -0.51   -4.28/(1)/   5.42/(1)/
 Class C (%)
    Return Before Taxes.........................  3.21   -4.71/(1)/   6.63/(1)/
    Return After Taxes on Distributions.........  3.21   -4.71/(1)/   5.49/(1)/
    Return After Taxes on Distributions and
      Sale of Fund Shares.......................  2.09   -3.94/(1)/   5.43/(1)/
 Class Z (%)
    Return Before Taxes.........................  5.30   -3.73/(2)/   7.52/(2)/
    Return After Taxes on Distributions.........  5.23   -3.77/(2)/   6.30/(2)/
    Return After Taxes on Distributions and
      Sale of Fund Shares.......................  3.53   -3.15/(2)/   6.15/(2)/
    Russell 1000 Growth Index/(3)/ (%)..........  5.26   -3.58        6.73
--------
(1) The average annual total returns shown include the returns of Prime A Shares (for Class A shares) and Prime B Shares (for Class B shares) of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A Shares and Prime B Shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Retail A Shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Retail A Shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A Shares of the Galaxy Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B Shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B Shares.
(2) The average annual total returns shown include returns of Trust Shares of the Galaxy Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust Shares of the Galaxy Fund were initially offered on December 14, 1990.
(3) The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those companies in the Russell Index with higher price-to-book ratios and higher forecasted growth values. Unlike the Acquiring Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

   THE TRUSTEES OF COLUMBIA TRUST, ON BEHALF OF THE GROWTH STOCK FUND, UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for Proposal

   Approval of the Agreement and Plan of Reorganization will require the affirmative vote of the holders of the lesser of (1) 67% or more of the Growth Stock Fund's voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Growth Stock Fund are represented are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Growth Stock Fund. A vote of the shareholders of the Acquiring Fund is not needed to approve the Merger.

   Although the Trustees are proposing that each Acquired Fund merge with the Acquiring Fund, the merger of one Acquired Fund is not conditioned upon the merger of the other Acquired Fund. Accordingly, if the Growth Stock Fund shareholders approve the merger of the Growth Stock Fund, but the shareholders of the other Acquired Fund do not approve the merger of their Acquired Fund, it is expected that, subject to the terms of the Agreement and Plan of Reorganization, the Merger proposed in this proposal will take place as described in this Prospectus/Proxy Statement.

                                  IV. GENERAL

Terms of the Agreement and Plan of Reorganization

   If approved by the shareholders of an Acquired Fund, its Merger is expected to occur late in the Third quarter of 2006. The following is a brief summary of the principal terms of the Agreements and Plans of Reorganization. Please review Appendix A to this Prospectus/Proxy Statement for more information regarding the Agreements and Plans of Reorganization.

  . Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Acquiring Fund in exchange for shares of the corresponding class of the Acquiring Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.

  . The assets of each of the Acquired Funds and the Acquiring Fund will be valued for purposes of the Merger as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the business day next preceding the closing date of the Merger, or such other date as the parties may agree.

  . The shares of each class of the Acquiring Fund received by and Acquired Fund will be distributed to the shareholders of the corresponding class of such Acquired Fund pro rata in accordance with their percentage ownership of such class of shares of such Acquired Fund in complete liquidation of such Acquired Fund.

  . After the Merger, each Acquired Fund's affairs will be wound up in an orderly fashion and it will be terminated under state law.

  . Each Merger requires approval by the applicable Acquired Fund's shareholders and satisfaction of a number of other conditions; the Merger may be terminated at any time with the approval of the Trustees of Columbia Trust.

   Shareholders should be aware that the Mergers as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. However, the Merger will end the tax year of each Acquired Fund, likely accelerating taxable distributions from each Acquired Fund to shareholders. Shares may be redeemed at any time prior to the consummation of the Merger, likely resulting in the recognition of gain or loss to such shareholder for federal income tax purposes.

Federal Income Tax Consequences

   The Merger is intended to be a tax-free reorganization for federal income tax purposes. Ropes & Gray LLP will deliver to the Acquiring Fund and to the Acquired Fund an opinion, and the closing of the Merger will be conditioned on receipt by such Funds of such opinion, to the effect that, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

  .   the Merger will constitute a reorganization within the meaning of
      Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to a reorganization" within the meaning of
      Section 368(b) of the Code;

  . under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation;

  . under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Acquiring Fund shares to them in exchange for their shares of the Acquired Fund;

  . under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefore;

  . under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for the Acquiring Fund shares received will be determined by including the holding period for the Acquired Fund shares exchanged therefore, provided that the shareholder held the Acquired Fund shares as a capital asset;

  . under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets transferred to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

  . under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's tax basis in such assets immediately prior to such exchange;

  . under Section 1223(2) of the Code, the Acquiring Fund's holding periods in such assets will include the Acquired Fund's holding periods in such assets; and

  . under Section 381 of the Code, the Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, but the use by the Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of the Acquiring Fund) may be subject to limitation under
      Section 383 of the Code.

   The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on termination or transfer thereof) under federal income tax principles.

   The opinion will be based on certain factual certifications made by officers of the Acquired Fund, the Acquiring Fund and Columbia Funds Series Trust I and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Merger will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

   Prior to the closing of the Merger, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders.

   The Acquiring Fund's ability to use the pre-Merger losses of the Acquired Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law. In addition, for five years beginning after the Closing Date, the Combined Fund will not be allowed to offset gains "built in" to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund. The effect of these limitations, however, will depend on the amount of losses in each Fund at the time of the Merger. As a result, under certain circumstances, the Acquired Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.

   This description of the federal income tax consequences of the Merger is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Voting Information

   The Boards are soliciting proxies from the shareholders of each Acquired Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Eastern time on September 6, 2006, at Columbia Management's offices at One Financial Center, Boston, Massachusetts 02111. The meeting notice, this Prospectus/Proxy Statement and the Proxy Card are expected to be mailed to shareholders beginning on or about July 7, 2006.

Information about Proxies and the Conduct of the Meeting

   Solicitation of Proxies. Proxies will be solicited primarily through the mailing this Prospectus/Proxy Statement and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Acquired Funds or by employees or agents of Columbia Management and its affiliated companies. In addition, Computershare Fund Services, 280 Oser Avenue, Hauppage, NY 11788, has been engaged to assist in the solicitation of proxies, at an estimated cost of $[.] and $[.] for the Tax-Managed Growth Fund and Growth Stock Fund, respectively.

Voting Process. Shareholders can vote in any one of the following ways:

    a. By mail, by filling out and returning the enclosed Proxy Card;

    b. By phone, fax or Internet (see the enclosed Proxy Card for instructions); or

    c. In person at the Meeting.

   Shareholders who owned shares on the record date, June 14, 2006, are entitled to vote at the Meeting and at any adjournment of the Meeting. For each Acquired Fund, each whole share (or fractional share) outstanding on the record date shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in U. S. dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). If a shareholder chooses to vote by mail or by fax and such shareholder is an individual account owner, such shareholder should sign exactly as the name appears on the Proxy Card. Either owner of a joint account may sign the Proxy Card, but the signer's name must match exactly the name that appears on the Proxy Card.

   Quorum and Method of Tabulation. Shares represented by a duly executed proxy will be voted as instructed on the Proxy Card. If no instructions are given, the proxy will be voted in favor of the applicable Proposal. A shareholder can revoke a proxy by sending a signed, written letter of revocation to the Secretary of his Acquired Fund, by properly executing and submitting a later-dated Proxy Card or by attending the Meeting and voting in person. Merely attending the meeting without voting will not revoke a proxy.

   Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of each Acquired Fund entitled to vote on June 14, 2006, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of such Acquired Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Abstentions and broker non-votes will have the effect of a negative vote on the Proposals. "Broker non-votes" are shares held by a broker or nominee as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares should be voted.

   Underwriter Address. The address of the Funds' principal underwriter, Columbia Management Distributors, Inc., is One Financial Center, Boston, Massachusetts 02111.

   Share Ownership. Appendix B to this Prospectus/Proxy Statement lists the total number of shares outstanding as of June 14, 2006 for each class of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Acquired Fund, and contains information about the executive officers and Trustees of each Acquired Fund and their shareholdings in such Acquired Fund.

   Adjournments; Other Business. If an Acquired Fund has not received enough votes by the time of the Meeting to approve its Proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of votes properly cast on the matter, whether or not a quorum. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment any proxies that direct them to vote against the Proposal. They will not vote any proxies that direct them to abstain from voting on the Proposal.

   The Meeting has been called to transact any business that properly comes before it. The only business that management of the Acquired Funds intends to present or knows that others will present are the Proposals. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, except where the Secretary of an Acquired Fund has previously received written instructions to the contrary from shareholders entitled to vote the shares.

          Appendix A -- Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 1, 2006, is by and among Columbia Funds Series Trust I, (the "Trust") as an Acquired Trust on behalf of each series thereof identified in Exhibit A hereto as an Acquired Fund (each an "Acquired Fund"), and as an Acquiring Trust on behalf of each series thereof identified in Exhibit A hereto as the corresponding Acquiring Fund (each an "Acquiring Fund"), and Columbia Management Advisors, LLC ("Columbia").

   This Agreement shall be treated as if each reorganization between an Acquired Fund and its corresponding Acquiring Fund contemplated hereby had been the subject of a separate agreement.

   This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of each Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the corresponding Acquiring Fund (the "Acquisition Shares"), and the assumption by each Acquiring Fund of the liabilities of the corresponding Acquired Fund and the distribution of the Acquisition Shares to the relevant shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

   In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUISITION SHARES AND LIQUIDATION OF SUCH ACQUIRED FUND.

   1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

          (a) Each Acquired Fund will transfer and deliver to the corresponding Acquiring Fund, and each Acquiring Fund will acquire all the assets of the corresponding Acquired Fund as set forth in paragraph 1.2;

          (b) Each Acquiring Fund will assume all of the corresponding Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2 shall not be assumed or paid by the Acquiring Fund; and

          (c) Each Acquiring Fund will issue and deliver to the corresponding Acquired Fund in exchange for the net assets attributable to each class of its shares a number of Acquisition Shares of the corresponding class (including fractional shares, if any) determined by dividing the value of such net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

   1.2. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets that are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date. Each Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the corresponding Acquired Fund's current and former Trustees and officers, acting in their capacities as such, under the corresponding Acquired Fund's organizational documents as in effect as of the date of this Agreement shall survive the reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Fund, its successors or assigns.

   1.3. As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Acquired Fund's shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange.

   1.4. With respect to Acquisition Shares distributable pursuant to paragraph 1.3 to an Acquired Fund shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquired Fund will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares or pledge or redeem such Acquisition Shares until such Acquired Fund shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

   1.5. As soon as practicable after the Closing Date, each Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Massachusetts law. After the Closing Date, no Acquired Fund shall conduct any business except in connection with its dissolution.

2. VALUATION.

   2.1. For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the organizational documents of the corresponding Acquiring Fund and the then current prospectus or prospectuses or statement or statements of additional information of the corresponding Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.2, and shall be certified by the Acquired Fund.

   2.2. For the purpose of paragraph 2.1, the net asset value of an Acquisition Share of each class shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the organizational documents of the Acquiring Fund and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.

   3.1. The Closing Date shall be on September 25, 2006, or on such other date as the parties may agree. The Closing shall be held at Columbia's offices, One Financial Center, Boston, Massachusetts 02111 (or such other place as the parties may agree), at such time as the parties may agree.

   3.2. The portfolio securities of each Acquired Fund shall be made available by the Acquired Fund to the custodian for the corresponding Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the corresponding Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for [Acquiring Fund]".

   3.3. In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of each Acquired Fund or the corresponding Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either the Acquired Fund or the corresponding Acquiring Fund upon the giving of written notice to the other party.

   3.4. At the Closing, each Acquired Fund or its transfer agent shall deliver to the corresponding Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund's shareholders and the number of outstanding shares of each class of the Acquired Fund owned by each Acquired Fund shareholder, all as of the close of business on the Valuation Date, certified by any Vice President, Secretary or Assistant Secretary of the Acquired Fund. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, each Acquiring Fund will provide to the corresponding Acquired Fund evidence satisfactory to the corresponding Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the corresponding Acquired Fund's shareholders as provided in paragraph 1.3.

   3.5. At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and dissolution contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

   4.1. Each Acquired Fund represents and warrants the following to the corresponding Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

          (c) The Acquired Fund is not in violation in any material respect of any provision of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) To the knowledge of the Acquired Fund, except as has been disclosed in writing to the corresponding Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquired Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the corresponding Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquired Fund's most recently completed fiscal year;

          (g) Since the last day of the Acquired Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the corresponding Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) As of the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or on any assessment received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquired Fund's knowledge, it will not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

          (i) The Acquired Fund meets the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and will continue meeting such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns that are required to have been filed, and all taxes of the Acquired Fund that are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

          (j) Exhibit B hereto sets forth the authorized capital of the Acquired Fund. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit B hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to the corresponding Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Acquired Fund, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund's shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

          (p) At the Closing Date, the Acquired Fund will have good and marketable title to its assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the corresponding Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the corresponding Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the corresponding Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of the date of its most recently completed fiscal year, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

          (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the corresponding Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the corresponding Acquiring Fund.

   4.2. Each Acquiring Fund represents and warrants the following to the corresponding Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

          (a) The Trust is a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

          (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Fund is not in violation in any material respect of any provisions of its organizational documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) To the knowledge of the Acquiring Fund, except as has been disclosed in writing to the corresponding Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund, any of its properties or assets, or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets, and the schedule of investments of the Acquiring Fund, as of the last day of and for its most recently completed fiscal year, audited by PricewaterhouseCoopers LLP (and, if applicable, an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments for any subsequent semiannual period following the most recently completed fiscal year), copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since the last day of the Acquiring Fund's most recently completed fiscal year;

          (h) Since the last day of the Acquiring Fund's most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph
                (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on such returns and reports or any assessments received shall have been paid, or provisions shall have been made for the payment thereof. All of the Acquiring Fund's tax liabilities will have been adequately provided for on its books. To the best of the Acquiring Fund's knowledge, it will not have not have had any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid;

          (j) The Acquiring Fund has met the requirements of subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code in respect of each taxable year since the commencement of operations, and will continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is it now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder;

          (k) Exhibit C hereto sets forth the authorized capital of the Acquiring Fund. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except as set forth on Exhibit C hereto, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquisition Shares to be issued and delivered to the corresponding Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   Each Acquired Fund and the corresponding Acquiring Fund hereby covenants and agrees with the other as follows:

   5.1. Each Acquiring Fund and each Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

   5.2. Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

   5.3. In connection with each Acquired Fund shareholders' meeting referred to in paragraph 5.2, the corresponding Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement"), which the corresponding Acquiring Fund will prepare and file for registration under the 1933 Act of the Acquisition Shares to be distributed to each Acquired Fund's shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

   5.4. The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the corresponding Acquiring Fund for use in the Prospectus/Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

   5.5. Each Acquiring Fund will advise the corresponding Acquired Fund promptly if at any time prior to the Closing Date the assets of such Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

   5.6. Subject to the provisions of this Agreement, the Acquired Fund and the corresponding Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

   5.7. Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND.

   The obligation of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   6.1. The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquiring Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date.

   6.2. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP, dated the Closing Date and in a form satisfactory to the Acquired Fund, to the following effect:

          (a) The Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

          (b) This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquiring Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquired Fund, is the valid and binding obligation of the corresponding Acquiring Fund enforceable against the corresponding Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) The corresponding Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the corresponding Acquiring Fund will have duly assumed such liabilities;

          (d) The Acquisition Shares to be issued for transfer to the Acquired Fund's shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable shares in the corresponding Acquiring Fund, and no shareholder of the corresponding Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

          (e) The execution and delivery of this Agreement did not, and the performance by the corresponding Acquiring Fund of its obligations hereunder will not, violate the corresponding Acquiring Fund's organizational documents, or any provision of any agreement known to such counsel to which the corresponding Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which such Acquiring Fund is a party or by which it is bound;

          (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

          (g) Such counsel does not know of any legal or governmental proceedings relating to the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement that are not described as required;

          (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (i) To the knowledge of such counsel, except as has been disclosed in writing to the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquiring Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated hereby.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND.

   The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

   7.1. The corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President and its Treasurer or an Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the corresponding Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the corresponding Acquired Fund has complied with all the covenants and agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the Closing Date;

   7.2. The Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP dated the Closing Date and in a form satisfactory to the Acquiring Fund, to the following effect:

          (a) The corresponding Trust is a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the corresponding Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Bylaws of the Trust;

          (b) This Agreement has been duly authorized, executed and delivered on behalf of the corresponding Acquired Fund and, assuming the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Fund, is the valid and binding obligation of the corresponding Acquired Fund enforceable against the corresponding Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (c) The corresponding Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the corresponding Acquired Fund will have duly transferred such assets to the Acquiring Fund;

          (d) The execution and delivery of this Agreement did not, and the performance by the corresponding Acquired Fund of its obligations hereunder will not, violate the corresponding Acquired Fund's organizational documents or any provision of any agreement known to such counsel to which the corresponding Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the corresponding Acquired Fund is a party or by which it is bound;

          (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the corresponding Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

          (f) Such counsel does not know of any legal or governmental proceedings relating to the corresponding Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Prospectus/Proxy Statement that are not described as required;

          (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (h) To the knowledge of such counsel, except as has been disclosed in writing to the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the corresponding Acquired Fund or any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and the corresponding Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated thereby.

   7.3. Prior to the Closing Date, the corresponding Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the corresponding Acquired Fund's investment company taxable income for its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after [[INSERT DATE]], and on or prior to the Closing Date.

   7.4. The corresponding Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or Assistant Treasurer) of the corresponding Acquired Fund, as to the adjusted tax basis in the hands of the corresponding Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

   7.5. The custodian of the corresponding Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the corresponding Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRED FUND AND THE CORRESPONDING ACQUIRING FUND.

   The respective obligations of each Acquired Fund and the corresponding Acquiring Fund hereunder are subject to the further conditions that on or before the Closing Date:

   8.1. This Agreement and the transactions contemplated herein shall have received all necessary shareholder approvals at the meeting of shareholders of each Acquired Fund referred to in paragraph 5.2.

   8.2. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

   8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Acquired Fund or the corresponding Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the corresponding Acquiring Fund.

   8.4. The Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

   8.5. The Acquired Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the Acquired Fund, and the corresponding Acquiring Fund shall have received a favorable opinion of Ropes & Gray LLP satisfactory to the corresponding Acquiring Fund, each substantially to the effect that, on the basis of existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

          (a) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the corresponding Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b)   No gain or loss will be recognized by the Acquired Fund
                (i) upon the transfer of its assets to the corresponding Acquiring Fund in exchange for the Acquisition Shares and the assumption by the corresponding Acquiring Fund of the liabilities of the Acquired Fund or (ii) upon the distribution of the Acquisition Shares by the Acquired Fund to its shareholders in liquidation, as contemplated in paragraph 1 hereof;

          (c) No gain or loss will be recognized by the corresponding Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

          (d) The tax basis of the assets of the Acquired Fund acquired by the corresponding Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

          (e) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund;

          (f) No gain or loss will be recognized by the Acquired Fund's shareholders upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

          (g) The aggregate tax basis of the Acquisition Shares to be received by a shareholder of the Acquired Fund will be the same as the aggregate tax basis of the Acquired Fund's shares exchanged therefor;

          (h) The Acquired Fund shareholder's holding period for the Acquisition Shares to be received will include the period during which the Acquired Fund's shares exchanged therefore were held, provided that such shareholder held the Acquired Fund's shares as a capital asset on the date of the exchange; and

          (i) The corresponding Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in
                Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

          The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the corresponding Acquiring Fund and the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the relevant reorganization will be as described above. The opinion will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

          Ropes & Gray LLP will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

   8.6. At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of each of the Acquired Fund and the corresponding Acquiring Fund, if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund or the corresponding Acquiring Fund.

9. BROKERAGE FEES AND EXPENSES.

   9.1. Each Acquired Fund and corresponding Acquiring Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   9.2. All fees paid to governmental authorities for the registration or qualification of the Acquisition Shares and all transfer agency costs related to the Acquisition Shares shall be allocated to the corresponding Acquiring Fund. All fees and expenses related to printing and mailing communications to Acquired Fund shareholders shall be allocated to the Acquired Fund. All of the other expenses of the transactions, including without limitation, accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated equally between the Acquired Fund and the corresponding Acquiring Fund. The expenses detailed above shall be borne by the Fund to which they are allocated, except that Columbia shall bear such expenses to the extent such expenses exceed the anticipated reduction in expenses borne by the Fund's shareholders over the first year following the reorganization. In the event the Closing does not occur, Columbia shall bear all such expenses.

10.ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

   10.1. Each Acquired Fund and corresponding Acquiring Fund agrees that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11.TERMINATION.

   11.1. This Agreement may be terminated by the mutual agreement of each Acquired Fund and corresponding Acquiring Fund. In addition, either an Acquired Fund or the corresponding Acquiring Fund may at its option terminate this Agreement at or prior to the Closing Date because:

          (a) of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

          (c) any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

                If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2007, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Acquired Fund and the corresponding Acquiring Fund.

   11.2. If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12.AMENDMENTS.

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Acquired Fund and corresponding Acquiring Fund; provided, however, that following the shareholders' meeting called by each Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of such Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13.NOTICES.

   Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund or the corresponding Acquiring Fund, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14.HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON- RECOURSE.

   14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of The Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

   14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5. A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the relevant Acquired Fund and the corresponding Acquiring Fund.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President, a Vice President or Treasurer and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                                          Columbia Funds Series Trust I,
                                          on behalf of each Acquired Fund

                                          By:
                                                  -----------------------------
                                          Name:   Christopher L. Wilson
                                          Title:  President

                                          ATTEST:

                                          By:
                                                  -----------------------------
                                          Name:   James R. Bordewick, Jr.
                                          Title:  Secretary

                                          Columbia Funds Series Trust I,
                                          on behalf of each Acquiring Fund

                                          By:
                                                  -----------------------------
                                          Name:   Christopher L. Wilson
                                          Title:  President

                                          ATTEST:

                                          By:
                                                  -----------------------------
                                          Name:   James R. Bordewick, Jr.
                                          Title:  Secretary

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT ADVISORS, LLC

                                          By:
                                                  -----------------------------
                                          Name:
                                          Title:

                                   EXHIBIT A

              Acquired Fund                       Acquiring Fund
             (Share Classes)                     (Share Classes)
    ----------------------------------  ----------------------------------
    Columbia Tax-Managed Growth Fund    Columbia Large Cap Growth Fund
       A                                   A
       B                                   B
       C                                   C
       E                                   E
       F                                   F
       Z                                   Z
    Columbia Growth Stock Fund          Columbia Large Cap Growth Fund
       A                                   A
       B                                   B
       C                                   C
       Z                                   Z
    Columbia Utilities Fund             Columbia Dividend Income Fund
       A                                   A
       B                                   B
       C                                   C
       Z                                   Z
    Columbia Young Investor Fund        Columbia Strategic Investor Fund
       A                                   A
       B                                   B
       C                                   C
       Z                                   Z
    Columbia Tax-Exempt Insured Fund    Columbia Tax-Exempt Fund
       A                                   A
       B                                   B
       C                                   C

                                   EXHIBIT B

                   Authorized Capital of each Acquired Fund

                 Acquired Fund             Share Class Authorized Capital
       ----------------------------------  ----------- ------------------
       Columbia Tax-Managed Growth Fund         A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                E          Unlimited
                                                F          Unlimited
                                                Z          Unlimited
       Columbia Growth Stock Fund               A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                Z          Unlimited
       Columbia Utilities Fund                  A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                Z          Unlimited
       Columbia Young Investor Fund             A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                Z          Unlimited
       Columbia Tax-Exempt Insured Fund         A          Unlimited
                                                B          Unlimited
                                                C          Unlimited

                                   EXHIBIT C

                   Authorized Capital of each Acquiring Fund

                 Acquiring Fund            Share Class Authorized Capital
       ----------------------------------  ----------- ------------------
       Columbia Large Cap Growth Fund           A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                E          Unlimited
                                                F          Unlimited
                                                G          Unlimited
                                                T          Unlimited
                                                Z          Unlimited
       Columbia Dividend Income Fund            A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                G          Unlimited
                                                T          Unlimited
                                                Z          Unlimited
       Columbia Strategic Investor Fund         A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                D          Unlimited
                                                Z          Unlimited
       Columbia Tax-Exempt Fund                 A          Unlimited
                                                B          Unlimited
                                                C          Unlimited
                                                Z          Unlimited

                        Appendix B -- Fund Information

Shares of the Acquired Funds Outstanding and Entitled to Vote

   For each class of shares of each Acquired Fund that are entitled to vote at the Meeting, the number of shares outstanding as of June 14, 2006 was as follows:

                                                           Number of Shares
                                                       Outstanding and Entitled
                     Fund                       Class          to Vote
                     ----                      ------- ------------------------
 Columbia Tax-Managed Growth Fund              Class A
                                               Class B
                                               Class C
                                               Class E
                                               Class F
                                               Class Z

 Columbia Growth Stock Fund
                                               Class A
                                               Class B
                                               Class C
                                               Class Z

Ownership of Shares

   As of June 14, 2006, Columbia Trust believes that, as a group, the Trustees and officers, as the case may be, of the Tax-Managed Growth Fund and the Growth Stock Fund, respectively, owned [[less than one percent]] of each class of shares of the Tax-Managed Growth Fund and Growth Stock Fund, respectively. As of June 14, 2006, the following shareholders of record each owned five percent or more of the outstanding shares of the noted class of shares of the noted
Fund:

                                                                           Percentage of   Percentage of
                                                                            Outstanding     Outstanding
                                                 Number of  Percentage of Shares of Class Shares of Class
                                     Name and   Outstanding  Outstanding    Owned Upon      Owned Upon
                                    Address of   Shares of    Shares of   Consummation of Consummation of
          Fund and Class            Shareholder Class Owned  Class Owned      Merger*      All Mergers**
          --------------            ----------- ----------- ------------- --------------- ---------------
Tax-Managed Growth Fund

Class A

Class B

Class C

Class E

Class F

Class Z

Growth Stock Fund

                                                                           Percentage of   Percentage of
                                                                            Outstanding     Outstanding
                                                 Number of  Percentage of Shares of Class Shares of Class
                                     Name and   Outstanding  Outstanding    Owned Upon      Owned Upon
                                    Address of   Shares of    Shares of   Consummation of Consummation of
          Fund and Class            Shareholder Class Owned  Class Owned      Merger*      All Mergers**
          --------------            ----------- ----------- ------------- --------------- ---------------

Class A

Class B

Class C

Class Z

Columbia Large Cap Growth Fund

Class A

Class B

Class C
Class Z

--------
* Percentage owned assuming completion of all Mergers on June 14, 2006.

                         Appendix C -- Capitalization

   The following table shows on an unaudited basis the capitalization of the Tax-Managed Growth Fund, the Growth Stock Fund and the Acquiring Fund as of September 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Tax-Managed Growth Fund and the Growth Stock Fund by the Acquiring Fund at net asset value as of that date:

                                                             Columbia                     Columbia
                                Columbia                    Large Cap                     Large Cap
                                  Tax-        Columbia        Growth                     Growth Fund
                                 Managed    Growth Stock       Fund         Pro Forma     Pro Forma
                               Growth Fund      Fund     (Acquiring Fund)  Adjustments   Combined(1)
                               ------------ ------------ ---------------- ------------  --------------
Class A
Net asset value............... $ 59,207,888 $ 51,510,461  $   10,421,714  $    (87,004) $  121,053,059
Shares outstanding............    4,045,162    4,722,426         493,604    (3,526,863)      5,734,329

Net asset value per share..... $      14.64 $      10.91  $        21.11                $        21.11

Class B
Net asset value............... $133,165,877 $181,760,193  $    7,799,312  $   (249,054) $  322,476,328
Shares outstanding............    9,720,343   17,647,323         388,635   (11,688,679)     16,067,622

Net asset value per share..... $      13.70 $      10.30  $        20.07                $        20.07

Class C
Net asset value............... $ 21,091,723 $ 14,726,226  $    1,419,101  $    (27,951) $   37,209,099
Shares outstanding............    1,539,922    1,429,509          70,615    (1,188,832)      1,851,214

Net asset value per share..... $      13.70 $      10.30  $        20.10                $        20.10

Class E
Net asset value............... $ 10,171,327           --              --  $     (7,648) $   10,163,679
Shares outstanding............      699,981           --              --      (218,518)        481,463

Net asset value per share..... $      14.53           --              --                $        21.11

Class F
Net asset value............... $  8,324,267           --              --  $     (6,259) $    8,318,008
Shares outstanding............      606,844           --              --      (192,394)        414,450

Net asset value per share..... $      13.72           --              --                $        20.07

Class G
Net asset value...............           --           --  $   46,275,732  $     (1,578) $   46,274,154
Shares outstanding............           --           --       2,379,228            --       2,379,228

Net asset value per share.....           --           --  $        19.45                $        19.45

Class T
Net asset value...............           --           --  $  218,094,907  $     (7,436) $  218,087,471
Shares outstanding............           --           --      10,394,849            --      10,394,849

Net asset value per share.....           --           --  $        20.98                $        20.98

Class Z
Net asset value............... $    283,024 $267,223,940  $1,242,735,721  $   (261,143) $1,509,981,542
Shares outstanding............       19,023   30,087,875      57,801,146   (17,674,889)     70,233,155

Net asset value per share..... $      14.88 $       8.88  $        21.50                $        21.50

--------
(1) Assumes all Mergers were completed on September 30, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Large Cap Growth Fund will be received by the shareholders of the Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund on the date the Mergers take place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Large Cap Growth Fund that actually will be received on or after such date.

   The following table shows on an unaudited basis the capitalization of the Tax-Managed Growth Fund and the Acquiring Fund as of September 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Tax-Managed Growth Fund by the Acquiring Fund at net asset value as of that date:

                                                                   Columbia
                                       Columbia                    Large Cap
                       Columbia       Large Cap                   Growth Fund
                      Tax-Managed    Growth Fund     Pro Forma     Pro Forma
                      Growth Fund  (Acquiring Fund) Adjustments   Combined(1)
                      ------------ ---------------- -----------  --------------
 Class A
 Net asset value..... $ 59,207,888  $   10,421,714  $   (44,874) $   69,584,728
 Shares outstanding..    4,045,162         493,604   (1,242,539)      3,296,227

 Net asset value per
   share............. $      14.64  $        21.11               $        21.11

 Class B.............
 Net asset value..... $133,165,877  $    7,799,312  $  (100,394) $  140,864,795
 Shares outstanding..    9,720,343         388,635   (3,090,261)      7,018,717

 Net asset value per
   share............. $      13.70  $        20.07               $        20.07

 Class C
 Net asset value..... $ 21,091,723  $    1,419,101  $   (15,907) $   22,494,917
 Shares outstanding..    1,539,922          70,615     (491,372)      1,119,165

 Net asset value per
   share............. $      13.70  $        20.10               $        20.10

 Class E
 Net asset value..... $ 10,171,327              --  $    (7,648) $   10,163,679
 Shares outstanding..      699,981              --     (218,518)        481,463

 Net asset value per
   share............. $      14.53              --               $        21.11

 Class F
 Net asset value..... $  8,324,267              --  $    (6,259) $    8,318,008
 Shares outstanding..      606,844              --     (192,394)        414,450

 Net asset value per
   share............. $      13.72              --               $        20.07

 Class G
 Net asset value.....           --  $   46,275,732  $    (1,578) $   46,274,154
 Shares outstanding..           --       2,379,228           --       2,379,228

 Net asset value per
   share.............           --  $        19.45               $        19.45

 Class T.............
 Net asset value.....           --  $  218,094,907  $    (7,436) $  218,087,471
 Shares outstanding..           --      10,394,849           --      10,394,849

 Net asset value per
   share.............           --  $        20.98               $        20.98

 Class Z.............
 Net asset value..... $    283,024  $1,242,735,721  $   (42,584) $1,242,976,161
 Shares outstanding..       19,023      57,801,146       (5,869)     57,814,300

 Net asset value per
   share............. $      14.88  $        21.50               $        21.50

--------
(1) Assumes the Merger was completed on September 30, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Large Cap Growth Fund will be received by the shareholders of the Columbia Tax-Managed Growth Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Large Cap Growth Fund that actually will be received on or after such date.

   The following table shows on an unaudited basis the capitalization of the Growth Stock Fund and the Acquiring Fund as of September 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Growth Stock Fund by the Acquiring Fund at net asset value as of that date:

                                      Columbia                     Columbia
                                     Large Cap                     Large Cap
                       Columbia        Growth                     Growth Fund
                     Growth Stock       Fund         Pro Forma     Pro Forma
                         Fund     (Acquiring Fund)  Adjustments   Combined(1)
                     ------------ ---------------- ------------  --------------
Class A
Net asset value..... $ 51,510,461  $   10,421,714  $    (42,485) $   61,889,690
Shares outstanding..    4,722,426         493,604    (2,284,324)      2,931,706

Net asset value per
  share............. $      10.91  $        21.11                $        21.11

Class B
Net asset value..... $181,760,193  $    7,799,312  $   (148,926) $  189,410,579
Shares outstanding..   17,647,323         388,635    (8,598,418)      9,437,540

Net asset value per
  share............. $      10.30  $        20.07                $        20.07

Class C
Net asset value..... $ 14,726,226  $    1,419,101  $    (12,092) $   16,133,235
Shares outstanding..    1,429,509          70,615      (697,460)        802,664

Net asset value per
  share............. $      10.30  $        20.10                $        20.10

Class G
Net asset value.....           --  $   46,275,732  $     (1,578) $   46,274,154
Shares outstanding..           --       2,379,228            --       2,379,228

Net asset value per
  share.............           --  $        19.45                $        19.45

Class T                        --
Net asset value.....           --  $  218,094,907  $     (7,436) $  218,087,471
Shares outstanding..           --      10,394,849            --      10,394,849

Net asset value per
  share.............           --  $        20.98                $        20.98

Class Z
Net asset value..... $267,223,940  $1,242,735,721  $   (260,930) $1,509,698,731
Shares outstanding..   30,087,875      57,801,146   (17,669,020)     70,220,001

Net asset value per
  share............. $       8.88  $        21.50                $        21.50

--------
(1) Assumes the Merger was completed on September 30, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Large Cap Growth Fund will be received by the shareholders of the Columbia Growth Stock Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Large Cap Growth Fund that actually will be received on or after such date.

          Appendix D -- Information Applicable to the Acquiring Fund

   Below is information regarding the Acquiring Fund. All references in this Appendix D to the "Fund" refer to the Acquiring Fund.

HOW TO BUY SHARES

   A financial advisor can help establish an appropriate investment portfolio, buy shares and monitor investments. When the Fund receives purchase requests in "good form," shares will be bought at the next calculated public offering price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to affect your order. For example, "good form" may mean that a shareholder has properly placed an order with a financial advisor or the Fund's transfer agent has received a completed application, including all necessary signatures. The USA PATRIOT ACT may require the Fund to obtain certain personal information from which will be used to verify a shareholder's identity. If a shareholder does not provide the information, the Fund may not be able to open the account. If the Fund is unable to verify customer information, it reserves the right to close an account or take such other steps as it deems reasonable.

Initial Investment Minimums:

                   Initial Investment................. $1,000
                   Automatic Investment Plan.......... $   50
                   Retirement Plan.................... $   25

   There is no minimum initial investment for wrap accounts. The Fund reserves the right to change these investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Outlined below are the various options for buying shares:

Method             Instructions
------             -----------------------------------------------------------
Through a          A financial advisor can help establish an account and buy
financial advisor  Fund shares on a shareholder's behalf. To receive the current trading day's price, a financial advisor must receive a request prior to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m.
                   Eastern time. A financial advisor may charge fees for executing the purchase.

Method             Instructions
------             -----------------------------------------------------------

By check           For new accounts, send a completed application and check
(new account)      made payable to the Fund to the transfer agent, Columbia
                   Management Services, Inc., P.O. Box 8081, Boston, MA
                   02266-8081.

By check           For existing accounts, fill out and return the additional
(existing account) investment stub included in an account statement, or send a letter of instruction including the Acquired Fund name and account number with a check made payable to the Fund to Columbia Management Services, Inc., P.O. Box 8081, Boston,
                   MA 02266-8081.

By exchange        A financial advisor may acquire shares of the Fund by
                   exchanging shares in a different fund distributed by Columbia Management Distributors, Inc. for shares of the same class (and, in some cases, certain other classes) of the Fund at no additional cost. There may be an additional sales charge if exchanging from a money market fund. To exchange by telephone, call 1-800-422-3737.

By wire Shares of the Fund may be purchased by wiring money from your bank account to the Acquired Fund account. To wire funds to the Acquired Fund account, call 1-800-422-3737 for wiring instructions.

By electronic      Shares of the Fund may be purchased by electronically
funds transfer     transferring money from a bank account to the Acquired Fund account by calling 1-800-422-3737. An electronic funds transfer may take up to two business days to settle and be considered in "good form." A shareholder must set up this feature prior to a telephone request. Be sure to complete the appropriate section of the application.

Automatic          Monthly or quarterly investments may be made automatically
investment plan    from a bank account to the Fund account. Pre-authorized
                   amounts may be selected to be sent via electronic funds transfer. Be sure to complete the appropriate section of the application for this feature.

Automated dollar   Shares of the Fund may be purchased for an account by
cost averaging     exchanging $100 or more each month from another fund for
                   shares of the same class of the Fund at no additional cost.
                   Exchanges will continue so long as the Fund balance is sufficient to complete the transfers. This program may be terminated or the amount of the exchange changed (subject to the $100 minimum) by calling 1-800-345-6611. There may be an additional sales charge if exchanging from a money market fund. Be sure to complete the appropriate section of the account application for this feature.

By dividend        Dividends distributed by another fund may be automatically
diversification    invested into the same class of shares (and, in some cases, certain other classes) of the Fund at no additional sales charge. There may be an additional sales charge if exchanging from a money market fund. To invest dividends in the Fund, call 1-800-345-6611.

SALES CHARGES

   A shareholder may be subject to an initial sales charge when purchasing, or a contingent deferred sales charge (CDSC) when selling, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges may be reduced or waived, as described below and in the Statement of Additional Information.

Choosing a Share Class

   The Fund offers six classes of shares -- Class A, Class B, Class C, Class G, Class T and Class Z. Classes A, B, C and Z are discussed below. Classes T and G are offered in a different prospectus. Each share class has its own sales charge and expense structure. Determining which share class is best for a shareholder depends on the dollar amount being invested and the number of years for which the shareholder is willing to invest. Purchases of $50,000 or more but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more can be made only in Class A shares. Based on a shareholder's individual situation, a financial advisor can help decide which class of shares is most appropriate.

Class A Shares

   Purchases of Class A shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of an initial investment when opening an account. The sales charge paid on an additional investment is based on the total amount of the purchase and the current value of an account. Shares purchased with reinvested dividends or other distributions are not subject to a sales charge. A portion of the sales charge is paid as a commission to the financial advisor on the sale of Class A shares. The amount of the sales charge differs depending on the amount invested as shown in the table below.

Class A Sales Charges:

                                                                          % of offering price
                                         As a % of the public As a % of  retained by financial
Amount purchased                            offering price    investment        advisor
----------------                         -------------------- ---------- ---------------------
Less than $50,000.......................         5.75            6.10            5.00
$50,000 to less than $100,000...........         4.50            4.71            3.75
$100,000 to less than $250,000..........         3.50            3.63            2.75
$250,000 to less than $500,000..........         2.50            2.56            2.00
$500,000 to less than $1,000,000........         2.00            2.04            1.75
$1,000,000 or more......................         0.00            0.00            0.00

   Class A shares bought without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 12 months of the time of purchase. Subsequent Class A share purchases that bring an account value above $1 million (but less than $50 million) are subject to a CDSC if redeemed within 12 months of the date of purchase. The 12-month period begins on the first day of the month in which the purchase was made. The CDSC does not apply to retirement plans purchasing through a fee-based program.

   For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million:

             Amount purchased                         Commission %
             ----------------                         ------------
             Less than $3 million....................     1.00
             $3 million to less than $50 million.....     0.50
             $50 million or more.....................     0.25

   For certain group retirement plans, financial advisors receive a 1.00% commission from the distributor on all purchases of less than $3 million.

Understanding Contingent Deferred Sales Charges

   Certain investments in Class A, Class B and Class C shares are subject to a CDSC, a sales charge applied at the time a shareholder sells shares. A shareholder will pay the CDSC only on shares sold within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the net asset value at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares purchased with reinvested dividends or other distributions are not subject to a CDSC. When an order is placed to sell shares, the Fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest.

Reduced Sales Charges for Larger Investments

A. What are the principal ways to obtain a breakpoint discount?

   There are two principal ways a shareholder may pay a lower sales charge (often referred to as "breakpoint discounts") when purchasing Class A shares of the Fund and other funds in the Columbia family of funds.

   Rights of Accumulation. The value of eligible accounts (regardless of class) maintained by a shareholder and each member of the shareholder's immediate family may be combined with the value of the shareholder's current purchase to reach a sales charge discount level (according to the chart on the previous page) and to obtain the lower sales charge for the shareholder's current purchase. To calculate the combined value of the accounts, the Fund will use the shares' current public offering price.

   Statement of Intent. A shareholder also may pay a lower sales charge when purchasing Class A shares by signing a Statement of Intent. By doing so, a shareholder would be able to pay the lower sales charge on all purchases made under the Statement of Intent within 13 months. As described in the chart on the previous page, the first breakpoint discount will be applied when total purchases reach $50,000. If a shareholder's Statement of Intent purchases are not completed within 13 months, the shareholder will be charged the applicable sales charge on the amount the shareholder had invested to that date. To calculate the total value of a shareholder's Statement of Intent purchases, the Fund will use the historic cost (i.e. dollars invested) of the shares held in each eligible account. A shareholder must retain all records necessary to substantiate historic costs because the Fund and the shareholder's financial intermediary may not maintain this information.

B. What accounts are eligible for breakpoint discounts?

   The types of eligible accounts that may be aggregated to obtain one or both of the breakpoint discounts described above include:

   .   Individual accounts

   .   Joint accounts

   .   Certain IRA accounts

   .   Certain trusts

   .   UTMA/UGMA accounts

   For the purposes of obtaining a breakpoint discount, members of a shareholder's "immediate family" include the shareholder's spouse, parent, step parent, legal guardian, child, step child, father in-law and mother in-law. Eligible accounts include those registered in the name of a shareholder's dealer or other financial intermediary through which a shareholder owns Columbia fund shares. The value of a shareholder's investment in a Columbia money market fund held in an eligible account may be aggregated with a shareholder's investments in other funds in the Columbia family of funds to obtain a breakpoint discount through a Right of Accumulation. Money market funds may also be included in the aggregation for a Statement of Intent for shares that have been charged a commission.

C. How does a shareholder obtain a breakpoint discount?

   The steps necessary to obtain a breakpoint discount depend on how an account is maintained with the Columbia family of funds. To obtain any of the above breakpoint discounts, a shareholder must notify a financial advisor at the time shares are purchased of the existence of each eligible account maintained by the shareholder or the shareholder's immediate family. It is the sole responsibility of the financial advisor to ensure that the shareholder receives discounts for which the shareholder is eligible and the Fund is not responsible for a financial advisors' failure to apply the eligible discount to the shareholder's account. A shareholder may be asked by the Fund or financial advisor for account statements or other records to verify the shareholder's discount eligibility, including, where applicable, records for accounts opened with a different financial advisor and records of accounts established by members of the shareholder's immediate family. If a shareholder own shares exclusively through an account maintained with the Fund's transfer agent, Columbia Management Services, Inc., the shareholder will need to provide the foregoing information to a Columbia Management Services, Inc. representative at the time the shareholder purchases shares.

D. How can a shareholder obtain more information about breakpoint discounts?

   Certain investors, including affiliates of the Funds, broker/dealers and their affiliates, investors in wrap-fee programs, through fee-based advisers or certain retirement plans, certain shareholders of funds that were reorganized into the Fund as well as investors using the proceeds of redemptions of Fund shares or of certain Bank of America trust or similar accounts, may purchase shares at a reduced sales charge or net asset value, which is the value of a fund share excluding any sales charges. CDSCs may also be waived for redemptions under a systemic withdrawal program, in connection with the death or post-purchase disability of a shareholder, certain medical expenses, charitable gifts, involuntary and tax-related redemptions, or when the selling broker/dealer has agreed to waive or return its commission. Restrictions may apply to certain accounts and certain transactions. Further information regarding these discounts may be found in the Fund's Statement of Additional Information and at www.columbiafunds.com.

Class B Shares

   Purchases of Class B shares are at Class B's net asset value. Purchases up to $50,000 are allowed in Class B shares assuming the combined value of the customer's total assets in the Columbia funds does not exceed $50,000. Purchases in Class B shares that bring the combined value of a customer's total assets in excess of $50,000 will be rejected. A customer's total assets may include accounts for immediate family members. Group plan accounts are valued at the plan level. Class B shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The distributor pays a shareholder's financial advisor an up-front commission on sales of Class B shares as described in the chart below.

                                                     % deducted when
            Holding period after purchase            shares are sold
            -----------------------------            ---------------
            Through first year......................      5.00
            Through second year.....................      4.00
            Through third year......................      3.00
            Through fourth year.....................      3.00
            Through fifth year......................      2.00
            Through sixth year......................      1.00
            Longer than six years...................      0.00

   Commission to financial advisors is 4.00%.

   Automatic conversion to Class A shares occurs eight years after purchase.

Class C Shares

   Purchases of Class C shares are at Class C's net asset value. Although Class C shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, they may be sold at any time without paying a CDSC. The distributor pays the shareholder's financial advisor an up-front commission of 1.00% on sales of Class C shares.

Class C Shares Charges:

                                                     % deducted when
            Holding period after purchase            shares are sold
            -----------------------------            ---------------
            Through first year......................      1.00
            Longer than one year....................      0.00

Class Z Shares

   Purchases of Class Z shares are at Class Z's net asset value, which is the value of a Class Z share excluding any sales charge. Class Z shares are not subject to an initial sales charge when purchased or a contingent deferred sales charge when sold.

   Only Eligible Investors may purchase Class Z shares of the Fund, directly or by exchange. Class Z shares of the Fund generally are available only to certain "grandfathered" shareholders and to investors holding accounts with intermediaries that assess account level fees for the services they provide. The Eligible Investors described below are subject to different minimum initial investment requirements.

   Broker-dealers, investment advisers or financial planners selling mutual fund shares may offer their clients more than one class of shares in a fund with different pricing options. This allows a shareholder and the shareholder's financial advisor to choose among different types of sales charges and different levels of ongoing operating expenses, depending on the investment programs the financial advisor offers. Investors should consider carefully any separate transactions and other fees charged by these programs in connection with investing in any available share class before selecting a share class.

   Eligibility for certain waivers, exemptions or share classes by new or existing investors may not be readily available or accessible through all intermediaries or all types of accounts offered by a broker/dealer, bank, third-party administrator or other financial institution (each commonly referred to as an "intermediary"). Accessibility of these waivers through a particular intermediary may also change at any time. If a shareholder believes the shareholder is eligible to purchase shares under a specific exemption, but is not permitted by the intermediary to do so, the shareholder should contact the intermediary. The shareholder may be asked to provide information, including account statements and other records regarding eligibility.

   Eligible Investors and their applicable investment minimums are as follows:

No minimum initial investment

   . Any client of Bank of America Corporation or a subsidiary purchasing shares through an asset management company, trust, fiduciary, retirement plan administration or similar arrangement with Bank of America Corporation or the subsidiary;

   . Any group retirement plan, including defined benefit and defined contribution plans such as: 401(k), 403(b), and 457(b) plans (but excluding individual retirement accounts ("IRAs")), for which an intermediary or other entity provides services and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent;

   . Any investor purchasing through a Columbia Management Group state tuition plan organized under Section 529 of the Internal Revenue Code; or

   . Any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Columbia Management Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Columbia Acorn Trust (formerly Liberty Acorn Trust) on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Columbia Acorn Trust immediately prior to the distribution, transfer or rollover.

$1,000 minimum initial investment

   . Any shareholder (as well as any family member of a shareholder or person listed on an account registration for any account of the shareholder) of a fund distributed by Columbia Management Distributors, Inc. (i) who holds Class Z shares; (ii) who held Primary A shares prior to August 22, 2005; (iii) who holds Class A shares that were obtained by exchange of Class Z shares; or (iv) who purchased certain no-loan shares of a fund merged with a fund distributed by Columbia Management Distributors, Inc.;

   . Any trustee or director (or family member of a trustee or director) of any fund distributed by Columbia Management Distributors, Inc.;

   . Any employee (or family member of any employee) of Bank of America Corporation or a subsidiary;

   . Any investor participating in an account offered by an intermediary or other entity that provides services to such an account, is paid as asset-based fee by the investor and is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting performed in place of the Fund's transfer agent (each investor purchasing through an intermediary must independently satisfy the $1,000 minimum investment requirement);

   . Any institutional investor which is a corporation, partnership, trust, foundation, endowment, institution, government entity, or similar organization; which meets the respective qualifications for an accredited investor, as defined under the Securities Act of 1933; or

   . Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies, or foundations purchasing shares for its own account, including Bank of America Corporation, its affiliates, or subsidiaries.

The Fund reserves the right to change the criteria for Eligible Investors and the investment minimums. No minimum investment applies to accounts participating in the automatic investment plan; however, each investment requires a $25 minimum purchase. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

Trust Shares

   Trust shares may be purchased by individuals seeking a convenient way to give an investment in the Fund to a child, grandchild or other individual. Rather than being held directly by the shareholder or the gift's eventual recipient (beneficiary), trust shares are held in an irrevocable trust, the trustee of which is an officer of the administrator, until the trust termination date the shareholder specifies, at which time the shares pass to the beneficiary. Distributions from the trust are permitted only for limited specified purposes. Subsequent investments into the same account do not affect the original trust termination date; however, no additional investments into an account (other than reinvestment of distributions) may be made within two years of the termination date. The duration of the trust may be as long as the shareholder chooses, but must be at least 5 years from the initial purchase into the trust or until the beneficiary reaches the age of 18, whichever is later. The trust will terminate, and the amounts held in the trust will be distributed, in the event of the beneficiary's death prior to the original trust termination date.

   Two types of trust plans are available: Columbia Gift Plan and Columbia Advantage Plan. Each plan has different provisions for the payment of distributions prior to trust termination and different tax implications for the donor and/or beneficiary. The plan that is most suitable for the shareholder will depend on your specific financial and tax circumstances and your gift-giving objectives. The distributor provides the Fund with trust administration services with respect to each trust share class for which the Fund pays an annual fee equal to approximately $25-$50 for each open trust share account.

   Columbia Gift Plan

   The Columbia Gift Plan is designed to serve exclusively as a vehicle for making a future gift of the Fund's shares. Under the Columbia Gift Plan, the beneficiary will have no ability to access or withdraw the shares until the trust's termination. Because the gift is viewed by the Internal Revenue Service as a gift of a future interest, the gift will not be eligible for the federal annual gift tax exclusion. The trust, not the beneficiary, will be taxed on any income and capital gains earned by the trust in excess of $100 per year.

   The trustee will prepare and file all federal and state income tax returns that are required each year and will satisfy any taxes owed from the assets of the trust by redeeming Fund shares.

   Columbia Advantage Plan

   The Columbia Advantage Plan is designed to permit the donor and, under certain circumstances, the beneficiary, to direct the trustee to make distributions from the trust for specified purposes, and to provide additional benefits to the donor.

Under the Columbia Advantage Plan, during the first 30 days following the contribution the beneficiary will have the right to withdraw the shares purchased by such contribution at their net asset value, plus any sales charge paid on the purchase, and the contribution will be eligible for the annual federal gift tax exclusion. The trustee will provide the beneficiary with notice of the withdrawal right at the time of contribution. The beneficiary will be taxed on all of the trust's income and capital gains. In connection with the initial contribution, the donor may direct the trustee, or authorize the beneficiary (if he or she is over 18) or the beneficiary's representative (if he or she is not also the donor), to direct the trustee to redeem Fund shares and distribute the proceeds to the beneficiary in order to provide funds for the beneficiary to pay such taxes. Such distributions would be made within 90 days after the end of each calendar year. The amount of each distribution would be determined by multiplying the amount of each class of income earned by the trust during the year times the highest marginal federal tax rate for unmarried individuals applicable to that class of income. One made, the election to receive tax distributions may not be revoked.

   In connection with the initial contribution, the donor also may authorize the beneficiary (if he or she is over 18), or the beneficiary's representative (if he or she is not also the donor), to direct the trustee to redeem shares and pay the proceeds directly to a recognized post-secondary educational institution to cover the beneficiary's post-secondary educational expenses. Once made, the election to allow such distributions may not be revoked.

   No other distributions from the trust are permitted until the trust's termination date. The trustee will send an information statement to the beneficiary each year showing the amount of income and capital gains to be reported on his or her income tax returns for that year.

   The foregoing is only a general summary of the tax implications of an investment in the Fund's trust shares. More detailed information is available in the Statement of Additional Information. You should consult your financial or tax advisor for specific advice concerning which option may be most suitable for you.

   Under each Plan, upon termination of the trust, the underlying trust shares (matured trust shares) automatically pass to the beneficiary. Prior to the termination date, a notice will be sent to the beneficiary notifying him or her of the impending termination date and the options available to the beneficiary, and requesting certain information, including the beneficiary's social security number. The beneficiary may be asked to sign and return a Form W-9. If not redeemed at this time by the beneficiary, Class E shares and Class F shares automatically convert to Class A shares and Class B shares, respectively, and be registered in the beneficiary's name. If the beneficiary dies during the term of the trust, the shares automatically pass to the beneficiary's executors or administrators to be disposed of as part of the beneficiary's estate.

Classes of Trust Shares

Class E Shares

A shareholder's purchase of Class E shares are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of the shareholder's initial investment when opening the account. The sales charge a shareholder pays on an additional investment is based on the total amount of the purchase and the current value of the shareholder's account. A portion of the sales charge is paid as a commission to shareholder's financial advisor on the sale of Class E shares. The amount of the sales charge differs depending on the amount a shareholder invests as shown in the table below.

                                                                          % of offering price
                                         As a % of the public As a % of  retained by financial
Amount purchased                            offering price    investment        advisor
----------------                         -------------------- ---------- ---------------------
Less than $50,000.......................         4.50            4.71            4.00
$50,000 to less than $100,000...........         3.50            3.63            3.00
$100,000 to less than $250,000..........         2.50            2.56            2.00
$250,000 to less than $500,000..........         1.25            1.27            1.00
$500,000 or more........................         0.00            0.00            0.00

Class E shares bought without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class E share purchases that bring an account value about $500,000 are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase.

For Class E share purchases of $500,000 or more, financial advisors receive a cumulative commission from the distributor as follows:

Purchases Over $1 Million:

             Amount purchased                         Commission %
             ----------------                         ------------
             First $3 million........................     1.00
             Next $2 million.........................     0.50
             Over $5 million.........................     0.25

The commission to financial advisors for Class E share purchases of over $5 million is paid over 12 months but only to the extent the shares remain outstanding.

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class E shares held by the trust, the shares automatically will convert to Class A shares of the Fund and be registered in the beneficiary's name.

Class F shares

   A shareholder's purchases of Class F shares are at Class F's net asset value. Class F shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class F shares automatically convert to Class E shares after eight years. The distribution pays a shareholder's financial advisor an up-front commission of 4.00% on sales of Class F shares.

                                                     % deducted when
            Holding period after purchase            shares are sold
            -----------------------------            ---------------
            Through first year......................      5.00
            Through second year.....................      4.00
            Through third year......................      3.00
            Through fourth year.....................      3.00
            Through fifth year......................      2.00
            Through sixth year......................      1.00
            Longer than six years...................      0.00

If, at the time of the trust's termination, the beneficiary does not elect to redeem Class F shares held by the trust, the shares automatically will convert to Class B shares of the Fund and be registered in the beneficiary's name.

Withdrawal Under the Columbia Advantage Plan

   If the beneficiary under a Columbia Advantage Plan trust exercises his or her withdrawal rights, the financial advisor shall refund to the distributor any sales charge or initial commission previously retained or paid on the withdrawn shares or amount redeemed.

HOW TO EXCHANGE SHARES

   A shareholder may exchange shares for shares of the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management Distributors, Inc. at net asset value. If the shares are subject to a CDSC, a CDSC will not be charged upon the exchange. However, when shares acquired through the exchange are sold, these shares may be subject to a CDSC, depending upon when the shares being exchanged were originally purchased. For purposes of computing the CDSC, the length of time a shareholder have owned shares will be computed from the date of original purchase and the applicable CDSC will be the CDSC of the original fund. Unless an account is part of a tax-deferred retirement plan, an exchange is a taxable event, and a shareholder may realize a gain or a loss for tax purposes. The Fund may terminate an exchange privilege if the advisor determines that the exchange activity is likely to adversely impact its ability to manage the Fund. See "Fund Policy on Trading of Fund Shares" for the Funds' policy. To exchange by telephone, call 1-800-422-3737. Please have account and taxpayer identification numbers available when calling.

HOW TO SELL SHARES

   A financial advisor can help determine if and when a shareholder should sell the shareholder's shares. A shareholder may sell shares of the Fund on any regular business day that the NYSE is open.

   When the Fund receives a sales request in "good form," shares will be sold at the next calculated price. "Good form" means that the Fund's transfer agent has all information and documentation it deems necessary to effect the order. For example, when selling shares by letter of instruction, "good form" means
(i) the letter has complete instructions, the proper signatures and Medallion Signature Guarantees, (ii) the shareholder has included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

   The Fund will generally send proceeds from the sale to the shareholder within seven days (usually on the next business day after your request is received in "good form"). However, if the shareholder purchased the shares by check, the Fund may delay sending the proceeds from the sale of the shares for up to 15 days after the purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances. For more information, see the paragraph "Non-Cash Redemptions" under the section "How to Sell Shares" in the Statement of Additional Information.

Outlined below are the various options for selling shares:

 Method            Instructions
 ------            -----------------------------------------------------------

 Through a         A financial advisor may be contacted to place a sell order.
 financial advisor To receive the current trading day's price, the financial advisor must receive the request prior to the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. The financial advisor may charge fees for executing a redemption.

 By exchange       A shareholder or the shareholder's financial advisor may
                   sell shares of the Fund by exchanging from the Fund into the same share class (and, in some cases, certain other classes) of another fund distributed by Columbia Management
                   Distributors, Inc. at no additional cost. To exchange by telephone, call 1-800-422-3737.

 By telephone      A shareholder or the shareholder's financial advisor may
                   sell shares of the Fund by telephone and request that a check be sent to the shareholder's address of record by calling 1-800-422-3737, unless the shareholder notified the Fund of an address change within the previous 30 days. The dollar limit for telephone sales is $100,000 in a 30-day period. The shareholder do not need to set up this feature in advance of the call. Certain restrictions apply to retirement accounts. For details, call 1-800-799-7526.

 By mail A shareholder may send a signed letter of instruction or stock power form along with any share certificates to be sold to the address below. In the letter of instruction, the shareholder should note the Fund's name, share class, account number, and the dollar value or number of shares desired to be sold. All account owners must sign the letter. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program for amounts over $100,000 or for alternate payee or mailing instructions. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account owners. For details, call 1-800-345-6611. Mail the letter of instruction to Columbia Management Services, Inc., P.O. Box 8081, Boston, MA 02266-8081.

 By wire A shareholder may sell shares of the Fund and request that the proceeds be wired to your bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

 By systematic     A shareholder may automatically sell a specified dollar
 withdrawal plan   amount or percentage of an account on a monthly, quarterly or semiannual basis and have the proceeds sent to the shareholder if the account balance is at least $5,000. The
                   $5,000 minimum balance has been waived for wrap accounts.
                   This feature is not available if the shares are held in certificate form. All dividend and capital gains distributions must be reinvested. Be sure to complete the appropriate section of the account application for this feature.

 By electronic     A shareholder may sell shares of the Fund and request that
 Funds transfer    the proceeds be electronically transferred to the
                   shareholder's bank. Proceeds may take up to two business days to be received by the bank. The shareholder must set up this feature prior to the request. Be sure to complete the appropriate section of the account application for this feature.

FUND POLICY ON TRADING OF FUND SHARES

   The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Columbia Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Columbia Funds' shares.

   Each Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if a Columbia Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Columbia Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Columbia Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a money market fund). In addition, if a Columbia Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Columbia Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

   The rights of shareholders to redeem shares of the Columbia Funds are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

   For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Columbia Fund followed by an exchange out of the Columbia Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an advisor, selling agent or trust department, generally will not be considered to be under common ownership or control.

   Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

   The practices and policies described above are intended to deter and curtail market timing in the Columbia Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Columbia Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Columbia Fund practices discussed above.

   The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Columbia Funds nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

DISTRIBUTION AND SERVICE FEES

12b-1 Plan

   The Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A, Class B and Class C shares and certain services provided to a shareholder by a financial advisor. The annual service fee may equal up to 0.25% for each of Class A, Class B and Class C shares. The annual distribution fee may equal up to 0.10% for Class A shares and 0.75% for each of Class B and Class C shares. Distribution and service fees are paid out of the assets of these classes. The Fund's Board of Trustees currently limits total payments under the Rule 12b-1 plan for Class A shares to 0.25%. Over time, these fees will reduce the return on an investment and may cost more than paying other types of sales charges. Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee upon conversion.

Additional Intermediary Compensation

   In addition to the commissions specified in this prospectus, the distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

   Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts; (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

   In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, subtransfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

   In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact the financial service firm or intermediary for details about payments it may receive.

OTHER INFORMATION ABOUT ACCOUNTS

How the Fund's Share Price Is Determined

   The price of each class of the Fund's shares is based on its net asset value. The net asset value is determined at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, on each business day that the NYSE is open for trading (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

   When shareholder requests a transaction, it will be processed at the net asset value (plus any applicable sales charges) next determined after the request is received in "good form" by the distributor. In most cases, in order to receive that day's price, the distributor must receive the order before that day's transactions are processed. If a shareholder requests a transaction through a financial advisor, the financial advisor must receive the order by the close of trading on the NYSE to receive that day's price.

   The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. In determining the net asset value, the Fund must determine the price of each security in its portfolio at the close of each trading day. Because the Fund holds securities that are traded on foreign exchanges, the value of the Fund's securities may change on days when shareholders will not be able to buy or sell Fund shares. This will affect the Fund's net asset value on the day it is next determined. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

   The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. Shareholders can find the daily prices of some share classes for the Fund in most major daily newspapers under the heading of "Columbia." Shareholders can find daily prices for all share classes by visiting www.columbiafunds.com.

Account Fees

   If an account value falls below $1,000 (other than as a result of depreciation in share value), the account may be subject to an annual fee of $10. The Fund's transfer agent will send written notification of any such action and provide details on how money can be added to the account to avoid this penalty.

Share Certificates

   Share certificates are not available for any class of shares offered by the Fund. If shareholder currently holds previously issued share certificates, the shareholder will not be able to sell your shares until you have endorsed your certificates and returned them to the transfer agent.

Dividends, Distributions, and Taxes

   The Fund has the potential to make the following distributions:

               Represents interest and dividends earned from securities held
 Dividends     by the Fund, net of expenses incurred by the Fund.
 ---------     ---------------------------------------------------------------
 Capital gains Represents net long-term capital gains on sales of securities held for more than 12 months and net short-term capital gains, which are gains on sales of securities held for a 12-month period or less.

Understanding Fund Distributions

   The Fund may earn income from the securities it holds. The Fund also may realize capital gains or losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. A shareholder is entitled to a portion of the Fund's income and capital gains based on the number of shares owned at the time these distributions are declared.

Distribution Options

   The Fund distributes any dividends and any capital gains (including short-term capital gains) at least annually. A shareholder can choose one of the options listed in the table below for these distributions when you opening an account. To change distribution option, call 1-800-345-6611.

   If you do not indicate on your application or at the time your account is established your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

Distribution Options:

Reinvest all distributions in additional shares of the Fund

Reinvest all distributions in shares of another fund

Receive dividends in cash (see options below) and reinvest capital gains

Receive all distributions in cash (with one of the following options):

   .   send the check to your address of record

   .   send the check to a third party address

   .   transfer the money to your bank via electronic funds transfer

   Distributions of $10 or less will automatically be reinvested in additional Fund shares. If a shareholder elects to receive distributions by check and the check is returned as undeliverable the distribution, and all subsequent distributions, will be reinvested in additional shares of the Fund.

Tax Consequences

   Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

   In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares. You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor about foreign, federal, state, local or other applicable tax laws.

   In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling or exchanging shares of the Fund. Such transactions also may be subject to federal, state and local income tax.

MANAGING THE FUND

Investment Advisor

   Columbia Management Advisors, LLC ("Columbia Management"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Management runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Management is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Management, a registered investment advisor, has been an investment advisor since 1995.

   On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Advisors") merged into Columbia Management (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before
September 30, 2005, Columbia Advisors was the investment advisor to the Fund. As a result of the merger, Columbia Management is now the investment advisor to the Fund.

   For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors by the Fund, not including administration, pricing and bookkeeping, and other fees paid to Columbia Advisors by the Fund, amounted to 0.57% of average daily net assets of the Fund.

Portfolio Manager

   Paul J. Berlinguet, a senior vice president of Columbia Management and head of Columbia Management' Small-Cap Growth Team and Large-Cap Growth Team, is a co-manager for the Fund and has co-managed the Fund since October, 2003.
Mr. Berlinguet has been associated with Columbia Management or its predecessors since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

   Edward P. Hickey, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005.
Mr. Hickey has been associated with Columbia Management or its predecessors since November, 1998.

   Roger R. Sullivan, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005.
Mr. Sullivan has been associated with Columbia Management or its predecessors since January, 2005. Prior to January, 2005, Mr. Sullivan was a senior vice president of Putnam Investments from December, 1994 to December, 2004.

   Mary-Ann Ward, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since June, 2005. Ms. Ward has been associated with Columbia Management or its predecessors since July, 1997.

   John T. Wilson, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Management or its predecessors since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

   The SAI provides additional information about the portfolio manager's compensation, other accounts managed and ownership of securities in the Fund.

Legal Proceedings

   On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Management") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

   On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

   On February 25, 2005, Columbia Management and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia Management, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940
(ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

   On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

   In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisors and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisors Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisors and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

Disclosure of the Fund's Portfolio Holdings

   The Statement of Additional Information and the Fund's website
(www.columbiafunds.com) include a description of the Fund's policies with respect to the disclosure of its portfolio holdings.

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION

   The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A, B, C and Z shares of the Fund assuming a 5% return each year, the cumulative return after fees and expenses, and the hypothetical year-end balance after fees and expenses. The charts also assume that all dividends and distributions are reinvested and that Class B shares convert to Class A shares after eight years. The annual expense ratios used for the Fund, which are the same as those stated in the Annual Fund Operating Expenses tables, are presented in the charts, and are net of any contractual fee waivers or expense reimbursements for the period of contractual commitment. A particular shareholder's actual costs may be higher or lower. The tables shown below reflect the maximum initial sales charge but do not reflect any contingent deferred sales charges which may be payable on redemption. If contingent deferred sales charges were reflected, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher.

  Columbia Large Cap Growth Fund - Class A Shares

                             Initial Hypothetical
        Maximum Sales Charge  Investment Amount   Assumed Rate of Return
        -------------------- -------------------- ----------------------
               5.75%              $10,000.00                5%

                                                             Hypothetical
                         Cumulative            Cumulative      Year-End
                           Return     Annual     Return        Balance       Annual
                        Before Fees & Expense After Fees &   After Fees &    Fees &
Year                      Expenses     Ratio    Expenses       Expenses   Expenses/(1)/
----                    ------------- ------- ------------   ------------ ------------
1......................      5.00%     1.00%     -1.98%/(2)/  $ 9,802.00   $  671.14
2......................     10.25%     1.00%      1.94%       $10,194.08   $   99.98
3......................     15.76%     1.00%      6.02%       $10,601.84   $  103.98
4......................     21.55%     1.00%     10.26%       $11,025.92   $  108.14
5......................     27.63%     1.00%     14.67%       $11,466.95   $  112.46
6......................     34.01%     1.00%     19.26%       $11,925.63   $  116.96
7......................     40.71%     1.00%     24.03%       $12,402.66   $  121.64
8......................     47.75%     1.00%     28.99%       $12,898.76   $  126.51
9......................     55.13%     1.00%     34.15%       $13,414.71   $  131.57
10.....................     62.89%     1.00%     39.51%       $13,951.30   $  136.83
Total Gain After Fees &
  Expenses.............                                       $ 3,951.30
Total Annual Fees &
  Expenses Paid........                                                    $1,729.21

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.
(2) Reflects deduction of the maximum initial sales charge.

  Columbia Large Cap Growth Fund - Class B Shares

                             Initial Hypothetical
        Maximum Sales Charge  Investment Amount   Assumed Rate of Return
        -------------------- -------------------- ----------------------
               0.00%              $10,000.00                5%

                                                                  Hypothetical
                         Cumulative                   Cumulative    Year-End
                           Return                       Return      Balance       Annual
                        Before Fees & Annual Expense After Fees & After Fees &    Fees &
Year                      Expenses        Ratio        Expenses     Expenses   Expenses/(1)/
----                    ------------- -------------- ------------ ------------ ------------
1......................      5.00%         1.75%         3.25%     $10,325.00   $  177.84
2......................     10.25%         1.75%         6.61%     $10,660.56   $  183.62
3......................     15.76%         1.75%        10.07%     $11,007.03   $  189.59
4......................     21.55%         1.75%        13.65%     $11,364.76   $  195.75
5......................     27.63%         1.75%        17.34%     $11,734.11   $  202.12
6......................     34.01%         1.75%        21.15%     $12,115.47   $  208.68
7......................     40.71%         1.75%        25.09%     $12,509.23   $  215.47
8......................     47.75%         1.75%        29.16%     $12,915.78   $  222.47
9......................     55.13%         1.00%        34.32%     $13,432.41   $  131.74
10.....................     62.89%         1.00%        39.70%     $13,969.70   $  137.01
Total Gain After Fees &
  Expenses.............                                            $ 3,969.70
Total Annual Fees &
  Expenses Paid........                                                         $1,864.30

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

  Columbia Large Cap Growth Fund - Class C Shares

                             Initial Hypothetical
        Maximum Sales Charge  Investment Amount   Assumed Rate of Return
        -------------------- -------------------- ----------------------
               0.00%              $10,000.00                5%

                                                                  Hypothetical
                         Cumulative                   Cumulative    Year-End
                           Return                       Return      Balance       Annual
                        Before Fees & Annual Expense After Fees & After Fees &    Fees &
Year                      Expenses        Ratio        Expenses     Expenses   Expenses/(1)/
----                    ------------- -------------- ------------ ------------ -------------
1......................      5.00%         1.75%         3.25%     $10,325.00    $  177.84
2......................     10.25%         1.75%         6.61%     $10,660.56    $  183.62
3......................     15.76%         1.75%        10.07%     $11,007.03    $  189.59
4......................     21.55%         1.75%        13.65%     $11,364.76    $  195.75
5......................     27.63%         1.75%        17.34%     $11,734.11    $  202.12
6......................     34.01%         1.75%        21.15%     $12,115.47    $  208.68
7......................     40.71%         1.75%        25.09%     $12,509.23    $  215.47
8......................     47.75%         1.75%        29.16%     $12,915.78    $  222.47
9......................     55.13%         1.75%        33.36%     $13,335.54    $  229.70
10.....................     62.89%         1.75%        37.69%     $13,768.94    $  237.16
Total Gain After Fees &
  Expenses.............                                            $ 3,768.94
Total Annual Fees &
  Expenses Paid........                                                          $2,062.41

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

  Columbia Large Cap Growth Fund - Class Z Shares

                             Initial Hypothetical
        Maximum Sales Charge  Investment Amount   Assumed Rate of Return
        -------------------- -------------------- ----------------------
               0.00%              $10,000.00                5%


                                                                  Hypothetical
                         Cumulative                   Cumulative    Year-End
                           Return                       Return      Balance       Annual
                        Before Fees & Annual Expense After Fees & After Fees &    Fees &
Year                      Expenses        Ratio        Expenses     Expenses   Expenses/(1)/
----                    ------------- -------------- ------------ ------------ ------------
1......................      5.00%         0.75%         4.25%     $10,425.00    $ 76.59
2......................     10.25%         0.75%         8.68%     $10,868.06    $ 79.85
3......................     15.76%         0.75%        13.30%     $11,329.96    $ 83.24
4......................     21.55%         0.75%        18.11%     $11,811.48    $ 86.78
5......................     27.63%         0.75%        23.13%     $12,313.47    $ 90.47
6......................     34.01%         0.75%        28.37%     $12,836.79    $ 94.31
7......................     40.71%         0.75%        33.82%     $13,382.35    $ 98.32
8......................     47.75%         0.75%        39.51%     $13,951.10    $102.50
9......................     55.13%         0.75%        45.44%     $14,544.02    $106.86
10.....................     62.89%         0.75%        51.62%     $15,162.14    $111.40
Total Gain After Fees &
  Expenses.............                                            $ 5,162.14
Total Annual Fees &
  Expenses Paid........                                                          $930.32

--------
(1) Annual Fees and Expenses are calculated based on the average between the beginning and ending balance for each year. All information is calculated on an annual compounding basis.

           Appendix E -- Financial Highlights for the Acquiring Fund

   The financial highlights tables below are intended to help shareholders understand the Acquiring Fund's financial performance. Information is shown for the last six fiscal periods, which run from October 1 to September 30, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate that you would have earned (or lost) on an investment in the Acquiring Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Acquiring Fund's financial statements which, for the fiscal years ended September 30, 2004 and 2005, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along the Acquiring Fund's financial statements, is included in the Acquiring Fund's annual report. The information for the period ended September 30, 2003 and the fiscal years ended October 31, 2002, 2001 and 2000 has been derived from the Acquiring Fund's financial statements which have been audited by another independent registered public accounting firm, whose report expressed an unqualified opinion on those financial statements and highlights. Shareholders can request a free annual report containing those financial statements by calling 1-800-426-3750.

   Selected data for a share outstanding throughout each period is as follows:

                                     Year ended                                       Year ended
                                   September 30,          Period ended               October 31,
                           ------------------------       September 30,    -------------------------
         Class A            2005              2004/(a)/   2003/(b)/ /(c)/   2002        2001   2000
         -------           ------            --------     -------------    ------      ------  -----
Net asset value --
  Beginning of period
  ($).....................  18.57             17.59           16.06         19.74       32.31  28.95
                           ------             -----           -----        ------      ------  -----
Income from
  Investment
  Operations ($):
   Net investment
     income (loss)........   0.05/(d)/ /(e)/  (0.08)/(d)/     (0.05) /(d)/  0.03 /(d)/  (0.02) (0.05) /(d)/
   Net realized and
     unrealized gain
     (loss) on
     investments..........   2.51              1.06            1.61         (3.71)      (8.92)  5.13
                           ------             -----           -----        ------      ------  -----
Total from Investment
  Operations..............   2.56              0.98            1.56         (3.68)      (8.94)  5.08
                           ------             -----           -----        ------      ------  -----
Less Distributions
  Declared to
  Shareholders ($):
   From net
     investment income....  (0.02)               --           (0.03)           --          --     --
   From net realized
     gains................     --                --              --            --       (3.63) (1.72)
                           ------             -----           -----        ------      ------  -----
Total Distributions
  Declared to
  Shareholders............  (0.02)               --           (0.03)           --       (3.63) (1.72)
                           ------             -----           -----        ------      ------  -----
Net asset value --
  End of period ($).......  21.11             18.57           17.59         16.06       19.74  32.31
                           ------             -----           -----        ------      ------  -----
Total return (%)/(f)/
  /(g) /..................  13.80              5.57            9.72/(h)/   (18.64)     (30.43) 18.36
                           ------             -----           -----        ------      ------  -----
Ratios to Average Net
  Assets/Supplemental
  Data (%):
   Expenses/(i)/..........   1.11              1.28            1.30/(j)/     1.12        1.13   1.12
   Net investment
     income/(i)/..........   0.25             (0.40)          (0.30)/(j)/    0.14       (0.10) (0.17)

     Waiver/reimbursement.     --/(k)/           --/(k)/       0.02/(j)/     0.05        0.03   0.11
Portfolio turnover
  rate (%)................    113               126              91/(h)/       43          48     54
Net assets, end of
  period (000's) ($)...... 10,422             3,867           1,887            56         671    142

--------
(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Acquiring Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Liberty Equity Growth Fund, Class A shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

   Selected data for a share outstanding throughout each period is as follows:

                                     Year ended            Period ended
                                    September 30,          September 30,        Year ended October 31,
                           -------------------------       -------------   --------------------------
         Class B           2005                2004/(a)/   2003/(b)/ /(c)/  2002         2001    2000
         -------           -----              --------     -------------   ------       ------  -----
Net asset value --
  Beginning of
  period ($).............. 17.76               16.96           15.57        19.32        31.94  28.84
                           -----               -----           -----       ------       ------  -----
Income from
  Investment
  Operations ($):
   Net investment
     income (loss)........ (0.09) /(d)/ /(e)/  (0.21)/(d)/     (0.14)/(d)/  (0.14)/(d)/  (0.19) (0.29)/(d)/
   Net realized and
     unrealized
     gain (loss) on
     investments..........  2.40                1.01            1.53        (3.61)       (8.80)  5.11
                           -----               -----           -----       ------       ------  -----
Total from
  Investment
  Operations..............  2.31                0.80            1.39        (3.75)       (8.99)  4.82
                           -----               -----           -----       ------       ------  -----
Less Distributions
  Declared to
  Shareholders ($):
   From net
     realized gains.......    --                                  --           --        (3.63) (1.72)
                           =====               =====           =====       ======       ======  =====
Net asset value --
  End of period ($)....... 20.07               17.76           16.96        15.57        19.32  31.94
                           -----               -----           -----       ------       ------  -----
Total return
  (%)/(f)/ /(g)/.......... 13.01                4.72            8.93/(h)/  (19.41)      (31.00) 17.48
                           -----               -----           -----       ------       ------  -----
Ratios to Average
  Net
  Assets/Supplemental
  Data (%):
   Expenses/(i)/..........  1.86                2.03            2.13/(j)/    1.99         1.95   1.87
   Net investment
     loss/(i)/............ (0.48)              (1.15)          (0.97)/(j)/  (0.73)       (0.92) (0.92)

     Waiver/reimbursement.    --/(k)/             --/(k)/       0.02/(j)/    0.05         0.03   0.15
Portfolio turnover
  rate (%)................   113                 126              91/(h)/      43           48     54
Net assets, end of
  period (000's) ($)...... 7,799               3,195           1,013          207          309    450

--------
(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Acquiring Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Liberty Equity Growth Fund, Class B shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

   Selected data for a share outstanding throughout each period is as follows:

                                                                 Year ended        Period ended
                                                                September 30,      September 30,
                                                           ------------------      -------------
                         Class C                           2005        2004/(a)/   2003/(b)/ /(c)/
                         -------                           -----       --------    -------------
Net asset value -- Beginning of period ($)................ 17.79        16.98          16.04
                                                           -----        -----          -----
Income from Investment Operations ($):
   Net investment loss/(d)/............................... (0.09)/(e)/  (0.21)         (0.13)
   Net realized and unrealized gain (loss) on investments.  2.40         1.02           1.07
                                                           -----        -----          -----
Total from Investment Operations..........................  2.31         0.81           0.94
                                                           -----        -----          -----
Net asset value -- End of period ($)...................... 20.10        17.79          16.98
                                                           -----        -----          -----
Total return (%)/(f)/ /(g)/...............................                              5.86
                                                           12.98         4.77            /(h)/
                                                           -----        -----          -----
Ratios to Average Net Assets/Supplemental Data (%):
   Expenses/(i)/..........................................  1.86         2.03           2.00/(j)/
   Net investment income/(i)/............................. (0.45)       (1.15)         (0.92)/(j)/
   Waiver/reimbursement...................................    --/(k)/      --/(k)/      0.02/(j)/
Portfolio turnover rate (%)...............................   113          126             91/(h)/
Net assets, end of period (000's) ($)..................... 1,419          780            524

--------
(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Acquiring Fund changed its fiscal year end from October 31 to September 30.
(c) Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming no contingent deferred sales charge.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

   Selected data for a share outstanding throughout each period is as follows:

                                       Year ended              Period ended                       Year ended
                                     September 30,             September 30,                     October 31,
                           ----------------------------       -------------       -------------------------------------
         Class Z             2005                 2004/(a)/   2003/(b)/ /(c)/      2002          2001          2000
         -------           ---------            --------      -------------       -------       -------       ---------
Net asset value --
  Beginning of
  period ($)..............     18.87              17.84            16.28            19.99         32.61           29.15
                           ---------            -------          -------          -------       -------       ---------
Income from
  Investment
  Operations ($):
   Net investment
     income (loss)........      0.11/(d)/ /(e)/   (0.03)/(d)/       0.05/(d)/        0.07/(d)/     0.02            0.01/(d)/
   Net realized and
     unrealized
     gain (loss) on
     investments..........      2.55               1.07             1.57            (3.78)        (9.01)           5.18
                           ---------            -------          -------          -------       -------       ---------
Total from
  Investment
  Operations..............      2.66               1.04             1.62            (3.71)        (8.99)           5.19
                           ---------            -------          -------          -------       -------       ---------
Less Distributions
  Declared to
  Shareholders ($):
   From net
     investment
     income...............     (0.03)             (0.01)           (0.06)              --            --           (0.01)
   From net
     realized gains.......        --                 --               --               --         (3.63)          (1.72)
Total Distributions
  Declared to
  Shareholders ($):.......     (0.03)             (0.01)           (0.06)              --         (3.63)          (1.73)
                           =========            =======          =======          =======       =======       =========
Net asset value --
  End of period ($).......     21.50              18.87            17.84            16.28         19.99           32.61
                           ---------            -------          -------          -------       -------       ---------
Total return
  (%)/(f) /...............      14.12/(g)/         5.83/(g)/        9.93/(g) (h)/  (18.51)/(g)/  (30.29)/(g)/     18.63
                           ---------            -------          -------          -------       -------       ---------
Ratios to Average
  Net
  Assets/Supplemental
  Data (%):
   Expenses/(i)/..........      0.86               1.03             0.99/(j)/        0.91          0.93            0.91
   Net investment
     income(loss)/(i)/....      0.53              (0.15)            0.30/(j)/        0.35          0.10            0.04

     Waiver/reimbursement.        --/(k)/            --/(k)/        0.02/(j)/        0.05          0.01              --
Portfolio turnover
  rate (%)................       113                126              91 /(h)/          43            48              54
Net assets, end of
  period (000's) ($)...... 1,242,736            634,710          670,649          699,215       845,887       1,258,399

--------
(a) On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.
(b) The Acquiring Fund changed its fiscal year end from October 31 to September 30.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were redesignated Liberty Equity Growth Fund, Class Z shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.
(f) Total return at net asset value assuming all distributions reinvested.
(g) Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

                         COLUMBIA FUNDS SERIES TRUST I

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 May 31, 2006

This Statement of Additional Information (the "SAI") relates to the proposed merger (the "Merger") of Columbia Utilities Fund (the "Acquired Fund"), a series of Columbia Funds Series Trust I, into Columbia Dividend Income Fund (the "Acquiring Fund"), also a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May 31, 2006 (the "Prospectus/Proxy Statement") which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. The Acquiring Fund will be the survivor for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

TABLE OF CONTENTS

Additional Information about the Acquiring Fund                               2

Independent Registered Public Accounting Firm                                 2

Financial Statements                                                          2

Appendix A - Statement of Additional Information of the Acquiring Fund      A-1

Appendix B - Pro Forma Financial Statements                                 B-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated February 1, 2006, as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2005 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund are incorporated by reference into the Prospectus/Proxy Statement have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Merger are attached hereto as Appendix B.

Appendix A - Statement of Additional Information of the Acquiring Fund

                        COLUMBIA ASSET ALLOCATION FUND
                        COLUMBIA LARGE CAP GROWTH FUND
                        COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA COMMON STOCK FUND
                         COLUMBIA SMALL CAP CORE FUND
                      COLUMBIA SMALL COMPANY EQUITY FUND
                         COLUMBIA DIVIDEND INCOME FUND
                    Series of Columbia Funds Series Trust I

                       SUPPLEMENT TO EACH FUND'S CURRENT
                      STATEMENT OF ADDITIONAL INFORMATION

             This supplement applies to the "Funds" listed above.

    1. The name of the Trust is revised to read "Columbia Funds Series Trust I."

    2. The first sentence in the section entitled "Organization and History" is revised to read:

       The Trust is a Massachusetts business trust organized in 1987. Each Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006.

    3. The fourth sentence in the section entitled "Organization and History" is revised to read:

       On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") were reorganized as a separate series of the Liberty-Stein Roe Investment Trust.

    4. The fifth and sixth paragraphs of the section entitled "Organization and History" are revised in their entirety to read:

       The trust of which the Funds were previously a series changed its name from "Liberty-Stein Roe Investment Trust" to "Columbia Funds Trust XI" on October 13, 2003. The Funds were reorganized as a series of the Trust on March 27, 2006.

    5. The section entitled "Ownership of the Funds" is replaced in its entirety to read:

       As of record on February 28, 2006, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

       As of record on February 28, 2006, the following shareholders of record owned 5% or more of the shares of the class of the Fund noted below:

COLUMBIA ASSET ALLOCATION FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class C Shares
         AMERICAN ENTERPRISE INVESTMENT SVCS...............     6.16
         PO BOX 9446
         MINNEAPOLIS MN 55440-9446

         FIRST CLEARING LLC................................     6.26
         FANNIE P UNGEMACK
         12 THREE ELMS RD
         BRANFORD CT 06405

         RAYMOND JAMES & ASSOC. INC........................     6.84
         FBO ROYKO TRUST
         880 CARILLON PKWY
         ST. PETERSBURG FL 33716-1100

         Class Z Shares
         BANK OF AMERICA...................................    12.58
         411 N AKARD ST
         DALLAS TX 75101-3307

         COLUMBIA LARGE CAP GROWTH FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class C Shares
         CHARLES H VENTURA.................................    11.62
         25398 LA LOMA DR
         LOS ALTOS CA 94022-4541

         Class Z Shares
         BANK OF AMERICA NA................................    42.13
         411 N AKARD ST
         DALLAS TX 75201-3307

         COLUMBIA DISCIPLINED VALUE FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class A Shares
         NFS LLC FEBO......................................    10.76
         BARBARA H BRONNER TTEE
         BARBARA BRONNER TRUST
         793 HIGHLAND PL.
         HIGHLAND PARK, IL 60035-4844

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class C Shares
         AMERICAN ENTERPRISE INVESTMENT SVCS...............     5.35
         1120 AMP FINANCIAL CENTER
         MINNEAPOLIS MN 55474-001

         MERRILL LYNCH PIERCE FENNER & SMITH...............    13.31
         FOR THE SOLE BENEFIT OF ITS CUSTOMERS
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 332246-6484

         FIRST CLEARING LLC................................     6.63
         JOHN J QUINN BENEFICIARY IRA
         WILLIAM T QUINN DECEASED
         3413 PRIMROSE ROAD
         PHILADELPHIA PA 19114

         FIRST CLEARING LLC................................     6.23
         VIRGINIA E TOMLIN IRA
         FCC AS CUSTODIAN
         1 CORKERY LANE
         MEDFORD NJ 08055

         LPL FINANCIAL SERVICES............................     9.92
         9785 TOWNE CENTRE DR
         SAN DIEGO CA 92121-1968

         Class Z Shares
         BANK OF AMERICA NA................................    79.98
         411 N AKARD ST
         DALLAS TX 75201-3307

         COLUMBIA COMMON STOCK FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class C Shares
         MERRILL LYNCH PIERCE FENNER & SMITH...............     6.93
         FOR THE SOLE BENEFIT OF ITS CUSTOMERS
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 32246-6484

         FIRST CLEARING LLC................................    15.09
         LATONYA LESTER IRREV TRUST
         WANDA THOMPSON TTEE
         4001 OFFICE COURT DR BLDB 1000
         SANTE FE NM 87501

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         FIRST CLEARING LLC................................    12.64
         SHELLY MCCORMICK IRREV TRUST
         2200 CHAMPION SPRINGS RANCH
         ANNAPOLIS MO 63620

         Class Z Shares
         BANK OF AMERICA NA................................    39.00
         411 N AKARD ST
         DALLAS TX 75201-3307

         CHARLES SCHWAB & CO INC...........................     8.80
         SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
         101 MONTGOMERY ST
         SAN FRANCISO CA 94104-4122

         COLUMBIA SMALL CAP CORE FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class A Shares
         CHARLES SCHWAB & CO INC...........................    29.05
         SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
         101 MONTGOMERY ST
         SAN FRANCISCO CA 94104-4122

         MITRA & CO........................................     6.16
         M&I TRUST COMPANY, NA
         11270 W PARK PL STE 400
         MILWAUKEE WI 53202-6648

         Class C Shares
         CITIGROUP GLOBAL MARKETS, INC.....................     9.08
         HOUSE ACCOUNT
         333 W 34/TH/ ST
         NEW YORK NY 10001-2402

         MERRILL LYNCH PIERCE FENNER & SMITH...............     6.84
         FOR THE SOLE BENEFIT OF ITS CUSTOMERS
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 32246-6484

         Class T Shares
         CHARLES SCHWAB & CO INC...........................    20.93
         SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
         101 MONTGOMERY ST
         SAN FRANCISCO CA 94104-4122

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class Z Shares
         BANK OF AMERICA NA................................    69.78
         411 N AKARD ST
         DALLAS TX 75201-3307

         COLUMBIA SMALL COMPANY EQUITY FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class A Shares
         BANK OF AMERICA...................................    28.12
         FBO BRISTOL HOSPITAL
         411 N AKARD ST
         DALLAS TX 75201-3307

         Class C Shares
         NFS LLC FEBO......................................     5.80
         NFS/FMTC ROLLOVER IRA
         FBO SUSAN BARRON
         101 WEST 78/TH/ STREET
         NEW YORK NY 10024-6717

         Class Z Shares
         BANK OF AMERICA NA................................    78.20
         411 N AKARD ST
         DALLAS TX 75201-3307

         COLUMBIA DIVIDEND INCOME FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class A Shares
         SEI PRIVATE TRUST CO..............................    26.88
         C/O WACHOVIA-PREMIER
         ONE FREEDOM VALLEY DRIVE
         OAKS PA 19456

         Class C Shares
         CITIGROUP GLOBAL MARKETS, INC.....................     5.36
         HOUSE ACCOUNT
         333 W 34TH ST
         NEW YORK NY 1001-2402

         Class Z Shares
         BANK OF AMERICA NA................................    92.54
         411 N AKARD ST
         DALLAS TX 75201-3307

    6. The first paragraph of the first page of Part 2 of the SAI is revised in its entirety to read:

       The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Series Trust I, Columbia Funds Institutional Trust, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (each a "Trust" and together, the "Trusts"). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to
       Part 1 of this Statement of Additional Information ("SAI") to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

    7. The section entitled "Trustees and Officers" in Part 2 of the SAI is revised to read:

       Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

                                                                                    Number of
                                                                                  Portfolios in
                                             Year First                           Columbia Fund
                                             Elected or                              Complex
                                             Appointed   Principal Occupation(s)    Overseen       Other Directorships
Name and Year of Birth Position with Funds  to Office(1) During Past Five Years    by Trustee            Held(2)
---------------------- -------------------- ------------ ------------------------ ------------- -------------------------
Disinterested Trustee
Thomas C. Theobald     Trustee and Chairman     1996     Partner and Senior            83       Anixter International
(Born 1937)                of the Board                  Advisor, Chicago                       (network support
                                                         Growth Partners                        equipment distributor);
                                                         (private equity                        Ventas, Inc. (real estate
                                                         investing) since                       investment trust); Jones
                                                         September, 2004;                       Lang LaSalle (real
                                                         Managing Director,                     estate management
                                                         William Blair Capital                  services) and Ambac
                                                         Partners (private equity               Financial Group
                                                         investing) from                        (financial guaranty
                                                         September, 1994 to                     insurance)
                                                         September, 2004.

Douglas A. Hacker            Trustee            1996     Executive Vice                83       Nash Finch Company
(Born 1955)                                              President -- Strategy of               (food distributor)
                                                         United Airlines
                                                         (airline) since
                                                         December, 2002;
                                                         President of UAL
                                                         Loyalty Services
                                                         (airline) from
                                                         September, 2001 to
                                                         December, 2002;
                                                         Executive Vice
                                                         President and Chief
                                                         Financial Officer of
                                                         United Airlines from
                                                         July, 1999 to
                                                         September, 2001.

Janet Langford Kelly         Trustee            1996     Partner, Zelle,               83       UAL Corporation
(Born 1957)                                              Hofmann, Voelbel,                      (airline)
                                                         Mason & Gette LLP
                                                         (law firm) since March,
                                                         2005; Adjunct
                                                         Professor of Law,
                                                         Northwestern
                                                         University, since
                                                         September, 2004; Chief
                                                         Administrative Officer
                                                         and Senior Vice
                                                         President, Kmart
                                                         Holding Corporation
                                                         (consumer goods), from
                                                         September, 2003 to
                                                         March, 2004; Executive
                                                         Vice President-
                                                         Corporate Development
                                                         and Administration,
                                                         General Counsel and
                                                         Secretary, Kellogg
                                                         Company (food
                                                         manufacturer), from
                                                         September, 1999 to
                                                         August, 2003.

                                                                                    Number of
                                                                                  Portfolios in
                                            Year First                            Columbia Fund
                                            Elected or                               Complex
                                            Appointed    Principal Occupation(s)    Overseen      Other Directorships
Name and Year of Birth Position with Funds to Office(1)  During Past Five Years    by Trustee           Held(2)
---------------------- ------------------- ------------ ------------------------- ------------- -----------------------
Disinterested Trustee
Richard W. Lowry             Trustee           1995     Private Investor since         85       None
(Born 1936)                                             August, 1987 (formerly
                                                        Chairman and Chief
                                                        Executive Officer, U.S.
                                                        Plywood Corporation
                                                        (building products
                                                        manufacturer) until
                                                        1987).

Charles R. Nelson            Trustee           1981     Professor of                   83       None
(Born 1943)                                             Economics, University
                                                        of Washington since
                                                        January, 1976; Ford
                                                        and Louisa Van
                                                        Voorhis
                                                        Professor of Political
                                                        Economy, University of
                                                        Washington, since
                                                        September, 1993;
                                                        Director, Institute for
                                                        Economic Research,
                                                        University of
                                                        Washington from
                                                        September, 2001 to
                                                        June, 2003; Adjunct
                                                        Professor of
                                                        Statistics, University of
                                                        Washington since
                                                        September, 1980;
                                                        Associate Editor,
                                                        Journal of Money
                                                        Credit and Banking
                                                        since September, 1993;
                                                        consultant on
                                                        econometric and
                                                        statistical matters.

John J. Neuhauser            Trustee           1985     University Professor,          85       None
(Born 1942)                                             Boston College since
                                                        November, 2005;
                                                        Academic Vice
                                                        President and Dean of
                                                        Faculties, Boston
                                                        College from August,
                                                        1999 to October, 2005.

Patrick J. Simpson           Trustee           2000     Partner, Perkins Coie          83       None
(Born 1944)                                             L.L.P. (law firm).

Thomas E. Stitzel            Trustee           1998     Business Consultant            83       None
(Born 1936)                                             since 1999; Chartered
                                                        Financial Analyst.

Anne-Lee Verville            Trustee           1998     Retired since 1997             83       Chairman of the Board
(Born 1945)                                             (formerly General                       of Directors, Enesco
                                                        Manager, Global                         Group,Inc. (producer of
                                                        Education Industry,                     giftware and home and
                                                        IBM Corporation                         garden decor products)
                                                        (computer and
                                                        technology) from 1994
                                                        to 1997).

Richard L. Woolworth         Trustee           1991     Retired since                  83       Northwest Natural Gas
(Born 1941)                                             December, 2003                          (natural gas service
                                                        (formerly Chairman                      provider)
                                                        and Chief Executive
                                                        Officer, The Regence
                                                        Group Co. (regional
                                                        health insurer);
                                                        Chairman and Chief
                                                        Executive Officer,
                                                        BlueCross BlueShield
                                                        of Oregon; Certified
                                                        Public Accountant,
                                                        Arthur Young &
                                                        Company).

                                                                                   Number of
                                                                                 Portfolios in
                                            Year First                           Columbia Fund
                                            Elected or                              Complex
                                            Appointed   Principal Occupation(s)    Overseen      Other Directorships
Name and Year of Birth Position with Funds to Office(1) During Past Five Years    by Trustee           Held(2)
---------------------- ------------------- ------------ ------------------------ ------------- ------------------------
 Interested Trustee
 William E. Mayer(3)         Trustee           1994     Partner, Park Avenue          85       Lee Enterprises (print
 (Born 1940)                                            Equity Partners (private               media), WR Hambrecht
                                                        equity) since February,                + Co. (financial service
                                                        1999.                                  provider); Reader's
                                                                                               Digest (publishing);
                                                                                               OPENFIELD Solutions
                                                                                               (retail industry
                                                                                               technology provider)


(1)The date shown is the earliest date on which a Trustee was elected or appointed to the board of a Fund in the Fund Complex.

(2)Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3)Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                              Year First
                                              Elected or
                                              Appointed
Name and Year of Birth   Position with Funds  to Office  Principal Occupation(s) During Past Five Years
----------------------  --------------------- ---------- ----------------------------------------------
Officers
Christopher L. Wilson   President                2004    Head of Mutual Funds since August, 2004 and
(Born 1957)                                              Managing Director of the Advisor since
                                                         September, 2005; President and Chief
                                                         Executive Officer, CDC IXIS Asset
                                                         Management Services, Inc. (investment
                                                         management) from September, 1998 to
                                                         August, 2004.

James R. Bordewick, Jr. Senior Vice              2006    Associate General Counsel, Bank of America
(Born 1959)             President, Secretary             since April, 2005; Senior Vice President and
                        and Chief Legal                  Associate General Counsel, MFS Investment
                        Officer                          Management (investment management) prior
                                                         to April, 2005.

J. Kevin Connaughton    Senior Vice              2000    Managing Director of the Advisor since
(Born 1964)             President, Chief                 February, 1998.
                        Financial Officer
                        and Treasurer

Mary Joan Hoene         Senior Vice              2004    Senior Vice President and Chief Compliance
(Born 1949)             President and Chief              Officer of various funds in the Columbia Fund
                        Compliance Officer               Complex; Partner, Carter, Ledyard & Milburn
                                                         LLP (law firm) from January, 2001 to August,
                                                         2004.

Michael G. Clarke       Chief Accounting         2004    Managing Director of the Advisor since
(Born 1969)             Officer and Assistant            February, 2001.
                        Treasurer

Stephen T. Welsh        Vice President           1996    President, Columbia Management Services,
(Born 1957)                                              Inc. since July, 2004; Senior Vice President
                                                         and Controller, Columbia Management
                                                         Services, Inc. prior to July, 2004.

Jeffrey R. Coleman      Deputy Treasurer         2004    Group Operations Manager of the Advisor
(Born 1969)                                              since October, 2004; Vice President of CDC
                                                         IXIS Asset Management Services, Inc.
                                                         (investment management) from August, 2000
                                                         to September, 2004.

                                           Year First
                                           Elected or
                                           Appointed
Name and Year of Birth Position with Funds to Office   Principal Occupation(s) During Past Five Years
---------------------- ------------------- ---------- ------------------------------------------------
  Officers
  Joseph F. DiMaria    Deputy Treasurer       2004    Senior Compliance Manager of the Advisor
  (Born 1968)                                         since January, 2005; Director of Trustee
                                                      Administration of the Advisor from May, 2003
                                                      to January, 2005; Senior Audit Manager,
                                                      PricewaterhouseCoopers (independent
                                                      registered public accounting firm) from July,
                                                      2000 to April, 2003.

  Ty S. Edwards        Deputy Treasurer       2004    Vice President of the Advisor since 2002;
  (Born 1966)                                         Assistant Vice President and Director, State
                                                      Street Corporation (financial services) prior to
                                                      2002.

  Barry S. Vallan      Controller             2006    Vice President-Fund Treasury of the Advisor
  (Born 1969)                                         since October, 2004; Vice President-Trustee
                                                      Reporting from April, 2002 to October, 2004;
                                                      Management Consultant,
                                                      PricewaterhouseCoopers (independent
                                                      registered public accounting firm) prior to
                                                      October, 2002.

  Peter T. Fariel      Assistant Secretary    2006    Associate General Counsel, Bank of America
  (Born 1957)                                         since April, 2005; Partner, Goodwin Procter
                                                      LLP (law firm) prior to April, 2005.

  Ryan C. Larrenaga    Assistant Secretary    2005    Assistant General Counsel, Bank of America
  (Born 1970)                                         since March, 2005; Associate, Ropes & Gray
                                                      LLP (law firm) from 1998 to February, 2005.

  Barry S. Finkle      Assistant              2003    Senior Manager and Head of Fund Performance
  (Born 1965)          Treasurer                      of the Advisor since January, 2001.

  Julian Quero         Assistant              2003    Senior Compliance Manager of the Advisor
  (Born 1967)          Treasurer                      since April, 2002; Assistant Vice President of
                                                      Taxes and Distributions of the Advisor from
                                                      2001 to April, 2002.

       Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

       The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

    8. The section entitled "Trustee Positions," a subsection of "Management of the Funds," is revised to read:

       As of December 31, 2005, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Fund Complex or any person controlling, controlled by or under common control with any such entity.

    9. The second paragraph of the section entitled "Other Disclosures," a subsection of "Disclosure of Portfolio Information," is revised in its entirety to read:

       The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Advisors and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy solicitor and proxy voting service provider (Computershare), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Advisors'
   trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

INT-50/107640-0306
                                                                 March 27, 2006

                        COLUMBIA ASSET ALLOCATION FUND
                        COLUMBIA LARGE CAP GROWTH FUND
                        COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA COMMON STOCK FUND
                         COLUMBIA SMALL CAP CORE FUND
                      COLUMBIA SMALL COMPANY EQUITY FUND
                         COLUMBIA DIVIDEND INCOME FUND

                       SERIES OF COLUMBIA FUNDS TRUST XI
                      STATEMENT OF ADDITIONAL INFORMATION

                               February 1, 2006

This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund, Columbia Small Cap Core Fund, Columbia Small Company Equity Fund and Columbia Dividend Income Fund (each "a Fund" and collectively, the "Funds"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of a Fund dated February 1, 2006, as applicable. This SAI should be read together with a Prospectus of the Funds and the most recent Annual Report dated September 30, 2005. The Funds' most recent Annual Reports to shareholders are separate documents supplied with this SAI. Investors may obtain a free copy of a Prospectus and the Annual Report from Columbia Management Distributors, Inc. ("CMD"), One Financial Center, Boston, MA 02111-2621, or by calling 1-800-426-3750. The Financial Statements and Report of the Independent Registered Public Accounting Firm appearing in each Fund's September 30, 2005 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CMD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Part 1
Definitions...............................................................    b
Organization and History..................................................    b
Investment Goal and Policies..............................................    d
Fundamental and Non-Fundamental Investment Policies.......................    d
Portfolio Turnover........................................................    k
Fund Charges and Expenses.................................................    l
Custodian of the Funds....................................................   zz
Independent Registered Public Accounting Firm of the Funds................   zz

Part 2
Miscellaneous Investment Practices........................................    1
Taxes.....................................................................   22
Additional Tax Matters Concerning Trust Shares............................   27
Management of the Funds...................................................   29
Determination of Net Asset Value..........................................   42
How to Buy Shares.........................................................   43
Special Purchase Programs/Investor Services...............................   47
Programs for Reducing or Eliminating Sales Charges........................   49
How to Sell Shares........................................................   52
Distributions.............................................................   56
How to Exchange Shares....................................................   56
Suspension of Redemptions.................................................   57
Shareholder Liability.....................................................   57
Shareholder Meetings......................................................   57
Appendix I................................................................   59
Appendix II...............................................................   65

SUP-39/105417-0106

                                       a

                        COLUMBIA ASSET ALLOCATION FUND
                        COLUMBIA LARGE CAP GROWTH FUND
                        COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA COMMON STOCK FUND
                         COLUMBIA SMALL CAP CORE FUND
                      COLUMBIA SMALL COMPANY EQUITY FUND
                         COLUMBIA DIVIDEND INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               February 1, 2006

DEFINITIONS

"Asset Allocation Fund" or "Fund"   Columbia Asset Allocation Fund

"Growth Fund" or "Fund"             Columbia Large Cap Growth Fund

"Value Fund" or "Fund"              Columbia Disciplined Value Fund

"Common Stock Fund" or "Fund"       Columbia Common Stock Fund (formerly named
                                      Columbia Large Cap Core Fund)

"Small Cap Core Fund" or "Fund"     Columbia Small Cap Core Fund (formerly
                                      named Columbia Small Cap Fund)

"Small Company Fund" or "Fund"      Columbia Small Company Equity Fund

"Dividend Fund" or "Fund"           Columbia Dividend Income Fund

"Predecessor Fund" or "Predecessor  See below under "Organization and History"
  Funds"

"Trust"                             Columbia Funds Trust XI

"Advisor"                           Columbia Management Advisors, LLC, the
                                      Funds' investment advisor

"CMD"                               Columbia Management Distributors, Inc.
                                      (formerly named Columbia Funds
                                      Distributor, Inc.), the Funds'
                                      distributor

"CMS"                               Columbia Management Services, Inc.
                                      (formerly named Columbia Funds Services,
                                      Inc.), the Funds' shareholder services
                                      and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. Each Fund is an open-end, management investment company representing the entire interest in a separate series of the Trust and is a diversified series of the Trust. Each Fund is the successor to a separate series of the Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") were reorganized as separate series of the Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds. (Prime A and B shares, Retail A and B shares and Trust Shares together are referred to herein as to the "Predecessor Classes"). Information provided with respect to each Fund for periods prior to such Fund's inception relates to the Fund's Predecessor Fund. Further, information provided with respect to each class of each Fund relates to the Predecessor classes of such class.

The Asset Allocation Fund commenced operations on December 30, 1991; the Growth Fund commenced operations on December 14, 1990; the Value Fund commenced operations on September 1, 1988; the Small Company Fund commenced operations on December 30, 1991; and the Dividend Fund commenced operations on March 4, 1998.

The Common Stock Fund and Small Cap Core Fund commenced operations on
December 14, 1992, as separate portfolios (the "Predecessor Large Cap Fund" and "Predecessor Small Cap Fund," respectively, and collectively, the "Predecessor Shawmut Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were

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reorganized as new portfolios of the Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to the Galaxy Fund's Trust Shares and Retail A Shares.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust" to "Liberty Stein-Roe Investment Trust." On October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Investment Trust" to its current name.

It is expected that each Fund will be reorganized as a series of Columbia Funds Series Trust I, a Massachusetts business trust into which all of the retail Columbia funds are expected to be reorganized in 2006.

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INVESTMENT GOAL AND POLICIES

Each Prospectus describes the investment goal and investment strategies and risks of each Fund to which it pertains. Part 1 of this SAI contains additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains, among other things, additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

   Custody Receipts and Trust Certificates (the Asset Allocation Fund only) Short-Term Trading
   Small Companies (the Small Cap and Small Company Funds only)
   Common Stock, Preferred Stock and Warrants
   Foreign Securities
   Other Investment Companies
   Money Market Instruments
   Securities Loans
   Forward Commitments
   "When-Issued" Securities (the Common Stock, Dividend and Small Cap Core Funds only)
   "Delayed Delivery" Securities (the Common Stock, Dividend and Small Cap Core Funds only)
   Mortgage Dollar Rolls (the Asset Allocation Fund only)
   REITs
   Mortgage-Backed Securities (the Asset Allocation Fund only)
   Non-Agency Mortgage-Backed Securities (the Asset Allocation Fund only) Asset-Backed Securities (the Asset Allocation Fund only)
   Repurchase Agreements
   Reverse Repurchase Agreements
   Options on Securities
   Futures Contracts and Related Options
   Swap Agreements (Swaps, Caps, Collars and Floors)
   Foreign Currency Transactions
   Rule 144A Securities
   Variable and Floating Rate Obligations
   Convertible Securities
   Yankee Obligations
   American, European, Continental and Global Depositary Receipts (except that only the Common Stock, Small Cap and Dividend Funds may invest in GDRs)

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Board of Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Fundamental Investment Policies

The Investment Company Act of 1940, as amended (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a particular Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

    1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in

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       connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

    2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

    3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

    4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
       (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

    7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies

The following investment limitation with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

    8. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The following investment limitations with respect to the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

    9. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) each of the Value Fund, Growth Fund and Small Company Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and (ii) the Asset Allocation Fund and the Dividend Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.

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

    10.A Fund may not purchase securities of companies for the purpose of exercising control.

    11.A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, except that the Dividend Fund may, from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

The following investment limitation with respect to the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

    12.A Fund may not invest more than 15% of its net assets in illiquid securities.

The following investment limitations with respect to the Common Stock Fund and Small Cap Core Fund may be changed by the Board of Trustees without shareholder approval:

    13.The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

    14.Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

    15.The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

    16.Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Advisor, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

    17.Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

    18.Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

    19.Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

    20.Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

    21.Neither Fund may invest in companies for the purpose of exercising management or control.

    22.Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

With respect to Investment Limitation No. 11 above, the 1940 Act currently prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the

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

Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

Each of the Growth Fund and Small Company Fund may purchase put options and call options on securities and securities indices. Neither of these Funds may purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets.

Each of the Value Fund, Growth Fund and Small Company Fund may engage in writing covered call options and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to such options written by these Funds may not exceed 25% of the value of such Fund's net assets.

Each of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. These Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. These Funds will not hedge more than 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund) by selling futures, buying puts, and writing calls under normal conditions. These Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund), and will not buy calls with a value exceeding 5% of their respective total assets. These Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets (10% of net assets with respect to the Asset Allocation Fund). These Funds will not purchase put options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, these Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When one of these Funds enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. These Funds may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates.

The Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). Each of these Funds will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or

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

expired. Each of these Funds may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

None of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, these Funds will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, these Funds may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of (10% of net assets with respect to the Asset Allocation Fund) the Fund's total assets would be invested in premiums on open put option positions.

As one way of managing their exposure to different types of investments, the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.

Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar. The Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies.

Each of the Asset Allocation Fund, Value Fund, Growth Fund, Small Cap Core Fund and Small Company Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, each of the Common Stock Fund, Dividend Fund and Small Cap Core Fund may invest exclusively in one other investment company similar to the respective Fund.

All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund, Value Fund, Growth Fund and Small Company Equity Fund are rated investment grade by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and
BBB), or, if not rated, are determined to be of comparable quality by the Advisor. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

The Common Stock Fund and Small Cap Core Fund may purchase convertible bonds rated Ba or higher by Moody's or BB or higher by S&P or Fitch at the time of investment. Short-term money market instruments purchased by the Common Stock Fund and Small Cap Core Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

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Loans of portfolio securities by the Funds will generally be short-term (except in the case of the Common Stock Fund and Small Cap Core Fund, which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

Each Fund will invest no more than 10% of its net assets in REITs.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

Asset Allocation Fund

The Asset Allocation Fund may invest up to 25% of its net assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may also buy and sell options and futures contracts, utilize stock index futures contracts, options, swap agreements, indexed securities and options or futures contracts, purchase asset-backed and mortgage-backed securities and enter into foreign currency exchange contracts.

Growth Fund

Under normal circumstances, the Growth Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. Convertible securities purchased by the Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Convertible Securities" in Part 2 of this SAI. The Fund may also invest in common stock warrants.

The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also purchase put options and call options and write covered call options. See "Options on Securities" in Part 2 of this SAI.

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Value Fund

Under normal circumstances, the Value Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock, mainly those that the Advisor believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Convertible Securities" in Part 2 of this SAI.

The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also write covered call options. See "Options on Securities" in Part 2 of this SAI.

Common Stock Fund

Under normal market conditions, the Common Stock Fund will invest at least 80% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

Small Cap Core Fund

Under normal circumstances, the Small Cap Core Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. In addition to common stocks, the Small Cap Core Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on U.S. securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

                                       j

Small Company Fund

In addition to common stocks, the Small Company Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Options on Securities" in
Part 2 of this SAI.

Dividend Fund

Under normal circumstances, the Dividend Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund may invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and GDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment goal. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

For the Asset Allocation Fund, during the fiscal year ending September 30, 2004, the turnover decreased from 122% in the prior year to 75%. Part of the decrease was due to the restructuring of the Fund to a broadly diversified portfolio in the 2002-2003 fiscal year. We expect that prospectively turnover will generally range between 75% and 125%.

For the Growth Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to volatility in individual stocks and opportunities to take advantage of inefficiently priced stocks.

For the Value Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to increased opportunities in the equity market in 2004. We expect that prospectively turnover will generally range between 80% and 100%.

For the Common Stock Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to change in portfolio management. We expect that prospectively turnover will generally range between 50% and 80%.

                                       k

For the Small Company Fund, during the fiscal year ending September 30, 2004, the turnover decreased from 123% in the prior year to 54%. Part of the decrease was due to changes in portfolio managers. We expect that prospectively turnover will generally range between 90% and 120%.

For the Small Company Fund, during the fiscal year ending September 30, 2005, the turnover increased from 54% in the prior year to 110%. This increase was largely due to a change in portfolio managers. We expect that prospectively turnover will generally range between 90% and 120%.

FUND CHARGES AND EXPENSES

Effective November 1, 2004, under the Funds' management contracts, each Fund (excluding the Small Cap Core Fund and the Small Company Fund) pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of:

                                          Fee        Asset       Fee        Asset       Fee       Asset
Fund                                      Rate       Level       Rate       Level       Rate      Level
----                                     -----  --------------- -----  --------------- -----  -------------
Columbia Large Cap Growth Fund           0.700% (less than)$500 0.650% $500 million to 0.600% $1 billion to
                                                million                $1 billion             $1.5 billion
Columbia Common Stock Fund               0.700% (less than)$500 0.650% $500 million to 0.600% $1 billion to
                                                million                $1 billion             $1.5 billion
Columbia Disciplined Value Fund          0.700% (less than)$500 0.650% $500 million to 0.600% $1 billion $
                                                million                $1 billion             billion
Columbia Dividend Income Fund            0.700% (less than)$500 0.650% $500 million to 0.600% $1 billion to
                                                million                $1 billion             $1.5 billion
Columbia Asset Allocation Fund           0.650% (less than)$500 0.600% $500 million to 0.550% $1 billion to
                                                million                $1 billion             $1.5 billion

                                          Fee                    Fee       Asset      Fee       Asset
Fund                                      Rate    Asset Level    Rate      Level      Rate      Level
----                                     -----  --------------- -----  ------------- -----  --------------
Columbia Large Cap Growth Fund           0.550% 1.5 billion to  0.530% $3 billion to 0.510% (greater than)
                                                $3 billion             $6 billion               $6 billion
Columbia Common Stock Fund               0.550% $1.5 billion to 0.530% $3 billion to 0.510% (greater than)
                                                $3 billion             $6 billion               $6 billion
Columbia Disciplined Value Fund          0.550% $1.5 billion to 0.530% $3 billion to 0.510% (greater than)
                                         1.5    $3 billion             $6 billion               $6 billion
Columbia Dividend Income Fund            0.550% $1.5 billion to 0.530% $3 billion to 0.510% (greater than)
                                                $3 billion             $6 billion               $6 billion
Columbia Asset Allocation Fund           0.500% $1.5 billion to 0.480% $3 billion to 0.460% (greater than)
                                                $3 billion             $6 billion               $6 billion

Effective March 19, 2005, the Growth Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of:

                                Fee        Asset        Fee        Asset       Fee      Asset
Fund                            Rate       Level        Rate       Level       Rate     Level
----                           -----  ---------------- -----  --------------- -----  ------------
Columbia Large Cap Growth Fund 0.700% (less than) $200 0.575% $200 million to 0.450% Net assets
                                               million        $500 million           in excess of
                                                                                     $500
                                                                                     million

As of November 1, 2003, the Board of Trustees approved a management fee structure for the Funds, excluding the Small Company Fund, as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion. Prior to November 1, 2003, the Advisor was entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund.

As of November 1, 2003, the management fee structure for the Small Company Fund is as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of average daily net assets in excess of $1 billion.

Prior to November 1, 2003, the Funds had been advised by the Advisor that, effective August 1, 2001, it intended to waive advisory fees payable by the Funds so that advisory fees payable by the Funds were as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion.

As of November 1, 2003, the Advisor no longer waives its advisory fees payable to it by the Funds.

                                       l

Under the administration agreement for each Fund (the "Agreement"), the Fund pays the Advisor a monthly fee at the annual rate of 0.067% of the average daily net assets of the Fund. The Large Cap Growth Fund pays the Advisor a monthly fee at the annual rate of 0.05% of the average daily net assets of the Fund. Prior to March 19, 2005, the Large Cap Growth Fund paid the Advisor a monthly fee at the annual rate of 0.067% of the Fund's average daily net assets. Prior to November 26, 2002, the administration agreement was computed daily and paid monthly at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Galaxy Fund, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion.

The Advisor provides certain pricing and bookkeeping services to each Fund. Effective November 1, 2005, each Fund entered into a Pricing and Bookkeeping Agreement and an Administrative Agreement. Under these agreements, the Funds will continue to receive substantially the same pricing, bookkeeping and administrative services as they currently receives under the Agreement. Under a separate agreement ("Outsourcing Agreement"), the Advisor has delegated the pricing and bookkeeping function to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement. The Advisor and State Street Bank and Trust Company will continue to provide these services to the Funds. For services provided under the Pricing and Bookkeeping Agreement, each Fund will pay the Advisor or to such other person(s) as the Advisor may direct an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus an additional monthly fee based on each Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Fee and Financial Reporting Fee shall not exceed $140,000. Each Fund will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement.

Under the prior pricing and bookkeeping agreement with the Funds, the Advisor received from the Funds an annual fee based on the average daily net assets of each Fund as follows: $25,000 under $50 million; $35,000 of $50 million but less than $200 million; $50,000 of $200 million but less than $500 million; $85,000 of $500 million but less than $1 billion and $125,000 in excess of $1 billion. The annual fees for a Fund with more than 25% in non-domestic assets was 150% of the annual fees described above. In addition to the above-referenced fees, each Fund paid an additional $10,000 per annum. Notwithstanding the above, for each of the Funds, the Advisor waived fees payable to it under the agreement by $500 per month.

CMS acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for each Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Effective November 1, 2005, the Funds entered into a new agreement with CMS, under which CMS will continue to provide transfer agency, dividend disbursing agency and shareholders' servicing agency services to each Fund (and will continue to retain Boston Financial Data Services, Inc. to assist it) for a reduced fee. The new fee is $15.23 per open account per annum, payable monthly. In addition, each Fund may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of each Fund's net assets represented by the account. The Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Funds.

Prior to November 1, 2005, under the shareholders' servicing and transfer agency fee arrangement between CMS and the Funds, each Fund paid the following fees:

   An annual open account fee of $28 per open account plus a Fund's allocated share of reimbursement for the out-of-pocket expenses of CMS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CMS as follows:

  .   A new account set up charge of $5.00 per account; plus

                                       m

  . An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 or less of $11.00 per annum and each networked account in the amount of over $100,000 of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

  . The Fund's allocated share of CMS's out-of-pocket expenses reasonably incurred by CMS in performing its duties and responsibilities pursuant to this arrangement.

There was a minimum annual fee per Fund of $5,000.

PFPC Inc. ("PFPC"), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator (until July 2002) and transfer and dividend disbursing agent (until July 2002) for the Predecessor Funds. PFPC also provided pricing and bookkeeping services to the Predecessor Funds (until July 2002) and continued to provide certain of these pricing and bookkeeping services until November 2002. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

Recent Fees Paid to the Advisor, PFPC and Other Service Providers (dollars in thousands)

The following tables present recent fees paid to the Advisor, PFPC and other service providers by the Funds and the relevant Predecessor Funds.

ASSET ALLOCATION FUND(a)

                                                     Years ended   Eleven months
                                                    September 30,      Ended     Year ended
                                                   --------------  September 30, October 31,
                                                    2005    2004      2003(b)       2002
                                                   ------  ------  ------------- -----------
Advisory fee...................................... $2,686  $3,448     $3,366       $4,135
Administration fee................................    273     308        301          362
Pricing and bookkeeping fee.......................    165     149        138          115
Shareholder service and transfer agent fee........    887     N/A      1,235        1,111
   Transfer Agent fee (A Shares)..................    N/A       5        N/A          N/A
   Transfer Agent fee (B Shares)..................    N/A       9        N/A          N/A
   Transfer Agent fee (C Shares)..................    N/A       1        N/A          N/A
   Transfer Agent fee (G Shares)..................    N/A     127        N/A          N/A
   Transfer Agent fee (T Shares)..................    N/A     469        N/A          N/A
   Transfer Agent fee (Z Shares)..................    N/A     509        N/A          N/A
   Service fee (A Shares).........................      9       5          1            0
   Service fee (B Shares).........................     15      10          2            1
   Service fee (C Shares).........................      2       1         (c)         N/A
   Service fee (G Shares).........................     94     150        180          277
   Service fee (T Shares).........................    558     576        507          723
   Distribution fee (A Shares)....................    N/A     N/A          0           (c)
   Distribution fee (B Shares)....................     46      29          7            3
   Distribution fee (C Shares)....................      5       3          1          N/A
   Distribution fee (G Shares)....................    204     325        394          613
Fees and expenses waived or reimbursed by the
  Advisor.........................................      0     (12)       (36)         (33)
Fees waived by CMD (Class G)......................    N/A       0          0          (23)
Fees waived by CMS................................    (22)    N/A          0          (20)

--------
(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Class A shares, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Class B shares, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Class G shares and the Galaxy Asset Allocation Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Rounds to less than one.

                                       n

GROWTH FUND(a)

                                           Years ended      Eleven
                                          September 30,  months ended  Year ended
                                         --------------  September 30, October 31,
                                          2005    2004      2003(b)       2002
                                         ------  ------  ------------- -----------
Advisory fee............................ $7,192  $7,132     $6,438       $9,319
Administration fee......................    707     657        575          816
Pricing and bookkeeping fee.............    116     112         87          132
Shareholder service and transfer agent
  fee...................................  2,391     N/A      1,942          872
   Transfer Agent fee (A Shares)........    N/A       6        N/A          N/A
   Transfer Agent fee (B Shares)........    N/A       5        N/A          N/A
   Transfer Agent fee (C Shares)........    N/A       1        N/A          N/A
   Transfer Agent fee (G Shares)........    N/A     120        N/A          N/A
   Transfer Agent fee (T Shares)........    N/A     490        N/A          N/A
   Transfer Agent fee (Z Shares)........    N/A   1,302        N/A          N/A
   Service fee (A Shares)...............     19       8          1            0
   Service fee (B Shares)...............     14       6          1          684
   Service fee (C Shares)...............      3       2        502          N/A
   Service fee (G Shares)...............    147     160        166          252
   Service fee (T Shares)...............    665     718        622            0
   Distribution fee (A Shares)..........    N/A     N/A          0            1
   Distribution fee (B Shares)..........     43      18          4            2
   Distribution fee (C Shares)..........      8       5          2          N/A
   Distribution fee (G Shares)..........    319     346        359          558
Fees and expenses waived or reimbursed
  by the Advisor........................      0     (21)      (200)        (541)
Fees waived by CMD (Class G)............    N/A     N/A          0          (26)
Fees waived by CMS......................    (57)    N/A          0          (90)

--------
(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Class A shares, the Galaxy Equity Growth Fund, Prime B shares were redesignated Class B shares, the Galaxy Equity Growth Fund, Retail B shares were redesignated Class G shares and the Galaxy Equity Growth Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Rounds to less than one.

                                       o

VALUE FUND

                                           Years ended      Eleven
                                          September 30,  months ended  Year ended
                                         --------------  September 30, October 31,
                                          2005    2004      2003(a)       2002
                                         ------  ------  ------------- -----------
Advisory fee............................ $3,085  $3,109     $2,267       $2,892
Administration fee......................    294     278        202          253
Pricing and bookkeeping fee.............     57      57         53           64
Shareholder service and transfer agent
  fee...................................    659     N/A        675          481
   Transfer Agent fee (A Shares)........    N/A       3        N/A          N/A
   Transfer Agent fee (B Shares)........    N/A       2        N/A          N/A
   Transfer Agent fee (C Shares)........    N/A      (g)       N/A          N/A
   Transfer Agent fee (G Shares)........    N/A      21        N/A          N/A
   Transfer Agent fee (T Shares)........    N/A     252        N/A          N/A
   Transfer Agent fee (Z Shares)........    N/A     464        N/A          N/A
   Service fee (A Shares)...............      8       4          1           (b)
   Service fee (B Shares)...............      8       4         (g)          (c)
   Service fee (C Shares)...............      1       1         (g)          (d)
   Service fee (G Shares)(e)............     19      29         41           71
   Service fee (T Shares)(f)............    407     409        329            0
   Distribution fee (B Shares)..........     25      11          1           (c)
   Distribution fee (C Shares)..........      3       2         (g)          (d)
   Distribution fee (G Shares)(e).......     40      62         89          160
Fees and expenses waived or reimbursed
  by the Advisor........................      0       0          0           (6)
Fees waived by CMD (Class G)............    N/A     N/A          0            0
Fees waived by CMS......................    (14)    N/A         (g)           0

--------
(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) Class A shares were initially offered on November 25, 2002.
(c) Class B shares were initially offered on November 25, 2002.
(d) Class C shares were initially offered on November 25, 2002.
(e) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Class G shares.
(f) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                       p

COMMON STOCK FUND(a)

                                           Years ended      Eleven
                                          September 30,  months ended  Year ended
                                         --------------  September 30, October 31,
                                          2005    2004      2003(b)       2002
                                         ------  ------  ------------- -----------
Advisory fee............................ $3,267  $3,150     $3,311       $5,470
Advisory fee waiver.....................   (369)    N/A        N/A         (115)
Administration fee......................    313     281        297          479
Pricing and bookkeeping fee.............     75      57        N/A          N/A
Shareholder service and transfer agent
  fee...................................  1,007     N/A         13          667
   Transfer Agent fee (A Shares)........    N/A      20        N/A          N/A
   Transfer Agent fee (B Shares)........    N/A       7        N/A          N/A
   Transfer Agent fee (C Shares)........    N/A       1        N/A          N/A
   Transfer Agent fee (G Shares)........    N/A      66        N/A          N/A
   Transfer Agent fee (T Shares)........    N/A     424        N/A          N/A
   Transfer Agent fee (Z Shares)........    N/A     354        N/A          N/A
   Distribution fee (Class A )..........    N/A     N/A        N/A           (c)
   Distribution fee (Class B)...........     38      24          4            1
   Distribution fee (Class C)...........      3       3          1          N/A
   Distribution fee (Class G)...........     86     156        208          290
   Service fee (Class A)................     24      23        N/A          N/A
   Service fee (Class B)................     13       8          1           (c)
   Service fee (Class C)................      1       1         (c)         N/A
   Service fee (Class G)................     40      71         95          130
   Service fee (Class T)................    537     575        484          N/A
Fees waived by CMS......................    (40)    N/A        (17)           0
   (Class A)............................    N/A      (c)       N/A          N/A
   (Class B)............................    N/A      (c)       N/A          N/A
   (Class C)............................    N/A      (c)       N/A          N/A
   (Class T)............................    N/A      (6)       N/A          N/A
   (Class G)............................    N/A      (5)       N/A          N/A
   (Class Z)............................    N/A      (6)       N/A          N/A

--------
(a) On November 18, 2002, the Galaxy Large Cap Core Fund, Prime A shares were redesignated Class A shares, the Galaxy Large Cap Core Fund, Prime B shares were redesignated Class B shares, the Galaxy Large Cap Core Fund, Retail B shares were redesignated Class G shares and the Galaxy Large Cap Core Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The Common Stock Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Rounds to less than one.

                                       q

SMALL CAP CORE FUND

                                            Years ended       Eleven
                                           September 30,   months ended  Year ended
                                         ----------------  September 30, October 31,
                                           2005     2004      2003(a)       2002
                                         -------  -------  ------------- -----------
Advisory fee............................ $11,014  $10,191     $5,236       $4,741
Administration fee......................   1,063      970        468          415
Pricing and bookkeeping fee.............     135      139         87          105
Shareholder service and transfer agent
  fee...................................   1,281      N/A        731          316
   Transfer Agent fee (A Shares)........     N/A      163        N/A          N/A
   Transfer Agent fee (B Shares)........     N/A       32        N/A          N/A
   Transfer Agent fee (C Shares)........     N/A       50        N/A          N/A
   Transfer Agent fee (G Shares)........     N/A       12        N/A          N/A
   Transfer Agent fee (T Shares)........     N/A      148        N/A          N/A
   Transfer Agent fee (Z Shares)........     N/A      937        N/A          N/A
   Service fee (A shares)(b)............     539      427         38            0
   Service fee (B shares)(c)............     105       82          8           (g)
   Service fee (C shares)...............     159      130          6           (d)
   Service fee (G shares)(e)............      32       34         26           24
   Service fee (T shares)(f)............     452      453        319
   Distribution fee (A Shares)(b).......     N/A      N/A          0           (g)
   Distribution fee (B Shares)(c).......     316      247         23            2
   Distribution fee (C shares)..........     478      390         19           (d)
   Distribution fee (G Shares)(e).......      69       73         57           54
Fees and expenses waived or reimbursed
  by the Advisor........................       0      (29)      (121)         (66)
Fees waived by CMS......................     (10)       0          0

--------
(a) The Small Cap Core Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Class A shares.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Class B shares.
(d) Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                       r

SMALL COMPANY FUND

                                                        Years ended      Eleven
                                                       September 30,  months ended  Year ended
                                                      --------------  September 30, October 31,
                                                       2005    2004      2003(a)       2002
                                                      ------  ------  ------------- -----------
Advisory fee......................................... $2,373  $3,023     $2,185       $2,956
Administration fee...................................    212     270        195          257
Pricing and bookkeeping fee..........................     58      59         54           70
Shareholder service and transfer agent fee...........    630     N/A        789          201
   Transfer Agent fee (A Shares).....................    N/A       3        N/A          N/A
   Transfer Agent fee (B Shares).....................    N/A       2        N/A          N/A
   Transfer Agent fee (C Shares).....................    N/A       1        N/A          N/A
   Transfer Agent fee (G Shares).....................    N/A      19        N/A          N/A
   Transfer Agent fee (T Shares).....................    N/A     174        N/A          N/A
   Transfer Agent fee (Z Shares).....................    N/A     616        N/A          N/A
   Service fee (A shares)(b).........................     13       4         (c)          (d)
   Service fee (B shares)(f).........................      5       3         (c)          (e)
   Service fee (C shares)(g).........................      3       1         (c)           0
   Service fee (G shares)(h).........................     12      18         22           41
   Service fee (T shares)(i).........................    207     221        156            0
   Distribution fee (B shares)(f)....................     16       8         (c)          (e)
   Distribution fee (C shares)(g)....................      8       3         (c)           0
   Distribution fee (G shares)(h)....................     27      39         48           91
Fees and expenses waived or reimbursed by the Advisor    N/A     N/A          0          (58)
Fees waived by CMD (G shares)........................    N/A     N/A          0           (3)
Fees waived by CMS...................................    (45)    N/A        (26)         (22)
   (Class A).........................................    N/A      (c)       N/A          N/A
   (Class B).........................................    N/A      (c)       N/A          N/A
   (Class C).........................................    N/A      (c)       N/A          N/A
   (Class T).........................................    N/A     (14)       N/A          N/A
   (Class G).........................................    N/A      (c)       N/A          N/A
   (Class Z).........................................    N/A     (22)       N/A          N/A

--------
(a) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime A shares were redesignated Class A shares.
(c) Rounds to less than one.
(d) Prime A shares were not offered during the period.
(e) Prime B shares were not offered during the period.
(f) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime B shares were redesignated Class B shares.
(g) Class C shares were initially offered on November 18, 2002.
(h) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Class G shares.
(i) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Class T shares.

                                       s

DIVIDEND FUND

                                             Years ended      Eleven
                                            September 30,  months ended  Year ended
                                           --------------  September 30, October 31,
                                            2005    2004      2003(a)       2002
                                           ------  ------  ------------- -----------
Advisory fee.............................. $2,620  $1,489     $1,227        $ 381
Advisory fee waiver.......................   (640)    (59)        (4)        (102)
Pricing and bookkeeping Fee...............     60      48         41           40
Administration fee........................    250     133        109           33
Shareholder service and transfer agent fee    444     N/A        N/A           24
   Transfer Agent fee (A Shares)..........    N/A       8        N/A          N/A
   Transfer Agent fee (B Shares)..........    N/A      10        N/A          N/A
   Transfer Agent fee (C Shares)..........    N/A       2        N/A          N/A
   Transfer Agent fee (G Shares)..........    N/A      21        N/A          N/A
   Transfer Agent fee (T Shares)..........    N/A     237        N/A          N/A
   Transfer Agent fee (Z Shares)..........    N/A     152        N/A          N/A
   Distribution fee (Class A Shares)......    N/A     N/A          0           (d)
   Distribution fee (Class B Shares)......    102      36          2           (d)
   Distribution fee (Class C Shares)......     23       8         (e)          (d)
   Distribution fee (Class G Shares)(c)...     33      52         61           16
   Service Fee (Class A)..................     45      10
   Service fee (Class B Shares)...........     34      12         (e)          (d)
   Service fee (Class C Shares)...........      8       3         (e)          (d)
   Service fee (Class T Shares)(b)........    305     306        246          N/A
   Service fee (Class G Shares) (c).......     15      24         28            7
Fees waived by CMD (G Shares).............    N/A      (e)         0           (e)
Fees waived by CMS........................    (36)    N/A         (e)          (4)
   (Class A)..............................    N/A      (e)       N/A          N/A
   (Class B)..............................    N/A      (e)       N/A          N/A
   (Class C)..............................    N/A      (e)       N/A          N/A
   (Class T)..............................    N/A     (12)       N/A          N/A
   (Class G)..............................    N/A      (e)       N/A          N/A
   (Class Z)..............................    N/A     (11)       N/A          N/A

--------
(a) The Dividend Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 25, 2002, the Fund's Retail A shares were redesignated Class T shares.
(c) On November 25, 2002, the Fund's Retail B shares were redesignated Class G shares.
(d) Classes A, B and C shares were initially offered on November 25, 2002.
(e) Rounds to less than one.

Fleet Bank, an affiliate of the former FleetBoston Financial Corporation, was paid a fee for Sub-Account Services performed with respect to Trust Shares of the Predecessor Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank was paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2002, Fleet Bank received $2,555,258 for Sub-Account Services. PFPC bore this expense directly, and shareholders of Trust Shares of the Predecessor Funds bore this expense indirectly through fees paid to PFPC for transfer agency services.

Brokerage Commissions (dollars in thousands)

For the fiscal years ended September 30, 2005 and 2004, the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002, the Funds paid brokerage commissions as shown in the tables below. During the fiscal year ended September 30, 2004, certain Funds effected a portion of their portfolio transactions through

                                       t

Fleet Securities, Inc. and Banc of America Securities. During the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of the former Fleet Securities, Inc., which was an affiliate of the Advisor and Robertson Stephens Inc. ("Robertson Stephens"), which also was an affiliate of the Advisor.

The table below discloses (1) the aggregate amount of commissions paid to Fleet Securities, Inc., Banc of America Securities and WR Hambrecht & Co. by the Funds during the fiscal years ended September 30, 2005 and 2004, (2) the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002, (3) the percentage of each Fund's aggregate brokerage commissions for the fiscal years ended September 30, 2005 and 2004 that was paid to Fleet Securities, Inc. and Banc of America Securities, (4) the percentage of each Fund's aggregate brokerage commissions for the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002, that was paid to Quick & Reilly and Robertson Stephens, (5) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Fleet Securities, Inc. and Banc of America Securities during the fiscal years ended September 30, 2005 and 2004 and (6) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly and Robertson Stephens during the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002.

In addition, the table below discloses the soft dollar commissions paid by the Funds during the fiscal years ended September 30, 2005 and 2004, the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002.

ASSET ALLOCATION FUND

                                                                           Years ended        Eleven
                                                                          September 30,    months ended  Year ended
                                                                        ---------------    September 30, October 31,
                                                                         2005      2004       2003(a)       2002
                                                                        ------  -------    ------------- -----------
Total commissions...................................................... $  108  $   547       $ 1,013       $438
Directed transactions(b)...............................................  3,585   43,312        26,361
Commissions on directed transactions...................................      4       67            18        100
Aggregate commissions to Banc of America Securities....................      0        1            (c)        (c)
% of aggregate commissions to Banc of America Securities...............   0.00%      0.22%         (c)        (c)
% of aggregate commissions transactions effected through Bancof America
  Securities...........................................................   0.00%      0.24%         (c)        (c)

--------
(a) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

                                       u

GROWTH FUND

                                                                             Year ended         Eleven
                                                                            September 30,    months ended  Year ended
                                                                         ------------------  September 30, October 31,
                                                                           2005      2004       2003(a)       2002
                                                                         --------  --------  ------------- -----------
Total commissions....................................................... $  3,354  $  3,739     $   902      $1,925
Directed transactions(b)................................................  921,909   112,253      33,838
Commissions on directed transactions....................................    1,073       615          73         123
Aggregate commissions to Banc of America Securities.....................        0         5          (c)         (c)
% of aggregate commissions to Banc of America Securities                     0 00%     0 14%         (c)         (c)
% of aggregate commissions transactions effected through Banc of America
  Securities                                                                 0 00%     0 25%         (c)         (c)

--------
(a) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

VALUE FUND

                                                                           Year ended       Eleven
                                                                          September 30,  months ended  Year ended
                                                                         --------------  September 30, October 31,
                                                                          2005    2004      2003(a)       2002
                                                                         -----  -------  ------------- -----------
Total commissions....................................................... $  72  $   516     $   264      $1,515
Directed transactions(b)................................................     0   10,656      19,577
Commissions on directed transactions....................................     0       16          20         405
Aggregate commissions to Fleet Securities, Inc..........................    (c)       9          19         N/A
% of aggregate commissions to Fleet Securities, Inc.....................    (c)    1 83%       7 26%        N/A
% of aggregate commission transactions effected through Fleet
  Securities, Inc                                                           (c)    0 61%      13 67%        N/A
Aggregate commissions to Banc of America Securities.....................     0        0          19         N/A
% of aggregate commissions to Banc of America Securities................  0 00%    0 00%         (c)         (c)
% of aggregate commissions transactions effected through Banc of America
  Securities............................................................  0 00%    0 00%         (c)         (c)

--------
(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

COMMON STOCK FUND

                                                                                  Year ended        Eleven
                                                                                 September 30,   months ended  Year ended
                                                                               ----------------  September 30, October 31,
                                                                                 2005     2004      2003(a)       2002
                                                                               -------  -------  ------------- -----------
Total commissions............................................................. $   760  $ 1,057     $   948       $609
Directed transactions(b)......................................................  70,758   90,719      60,613
Commissions on directed transactions..........................................     140      127         105         25
Aggregate commissions to Fleet Securities, Inc................................      (c)       0         281        N/A
% of aggregate commissions to Fleet Securities, Inc...........................      (c)    0.00%       6.38%       N/A
% of aggregate commissions transactions effected through Fleet Securities, Inc      (c)    0.00%       0.00%       N/A
Aggregate commissions to Banc of America Securities...........................       0        0          (c)        (c)
% of aggregate commissions to Banc of America Securities......................    0.00%    0.00%         (c)        (c)
% of aggregate commissions transactions effected through Banc of America
  Securities..................................................................    0.00%    0.00%         (c)        (c)

--------
(a) The Common Stock Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

SMALL CAP CORE FUND

                                                                           Year ended       Eleven
                                                                          September 30,  months ended  Year ended
                                                                         --------------  September 30, October 31,
                                                                          2005    2004      2003(a)       2002
                                                                         -----  -------  ------------- -----------
Total commissions....................................................... $ 632  $ 2,515     $1,247       $1,209
Directed transactions(b)................................................     0   24,858          0
Commissions on directed transactions....................................     0       46          0            0
Aggregate commissions to Banc of America Securities.....................     0        0         (c)          (c)
% of aggregate commissions to Banc of America Securities................  0.00%    0.00%        (c)          (c)
% of aggregate commissions transactions effected through Banc of America
  Securities............................................................  0.00%    0.00%        (c)          (c)

--------
(a) The Small Cap Core Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

                                       w

SMALL COMPANY FUND

                                                                           Year ended       Eleven
                                                                         September 30,   months ended  Year ended
                                                                        ---------------  September 30, October 31,
                                                                         2005     2004      2003(a)       2002
                                                                        ------  -------  ------------- -----------
Total commissions...................................................... $1,046  $ 1,058     $2,550       $1,839
Directed transactions(b)...............................................  6,876   26,056      3,508
Commissions on directed transactions...................................     13       72          5           12
Aggregate commissions to Banc of America Securities....................      0        0         (c)          (c)
% of aggregate commissions to Banc of America Securities...............   0.00%    0.00%        (c)          (c)
% of aggregate commissions transactions effected through Bancof America
  Securities...........................................................   0.00%    0.00%        (c)          (c)

--------
(a) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds -- Portfolio Transactions -- Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

DIVIDEND FUND

                                                                    Year ended        Eleven
                                                                   September 30,   months ended  Year ended
                                                                 ----------------  September 30, October 31,
                                                                   2005     2004      2003(a)       2002
                                                                 -------  -------  ------------- -----------
Total commissions............................................... $   212  $   158     $    76       $224
Directed transactions(b)........................................  12,372   18,746      18,194
Commissions on directed transactions............................      27       24           1          2
Aggregate commissions to Fleet Securities, Inc..................      (c)       0          21        N/A
% of aggregate commissions to Fleet Securities, Inc.............      (c)    0.00%       0.29%       N/A
Aggregate commissions to Banc of America Securities.............       0        0          (c)        (c)
% of aggregate commissions to Banc of America Securities........    0.00%    0.00%         (c)        (c)
% of aggregate commissions transactions effected through Banc of
  America Securities                                                0.00%    0.00%         (c)        (c)

--------
(a) The Dividend Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds -- Portfolio Transactions -- Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At September 30, 2005, the Value Fund, the Small Cap Core Fund and the Small Company Equity Fund did not hold securities of any of its regular brokers or dealers. At September 30, 2005, the Asset Allocation Fund, Growth Fund, Common Stock Fund and Dividend Fund held securities of their regular brokers or dealers as set forth below:

        ASSET ALLOCATION FUND

        Broker/Dealer                                         Value
        -------------                                      ------------
           MERRILL LYNCH & CO INC......................... $  3,369,906
           GOLDMAN SACHS GROUP............................ $  2,170,942
           JP MORGAN CHASE................................ $  2,125,203
           LEHMAN BROTHERS HOLDINGS INC................... $    407,680
           DEUTSCHE BANK AG............................... $    326,007
           PIPER JAFFRAY COS.............................. $     11,645

        GROWTH FUND

        Broker/Dealer                                         Value
        -------------                                      ------------
           MERRILL LYNCH & CO INC......................... $ 16,245,980
           GOLDMAN SACHS GROUP INC........................ $  9,124,579

        COMMON STOCK FUND

        Broker/Dealer                                         Value
        -------------                                      ------------
           MERRILL LYNCH & CO INC......................... $  2,773,020
           GOLDMAN SACHS.................................. $  1,969,596
           MORGAN STANLEY................................. $  1,649,485

        DIVIDEND FUND

        Broker/Dealer                                         Value
        -------------                                      ------------
           JP MORGAN CHASE & CO........................... $  8,618,220
           MERRILL LYNCH & CO INC......................... $  2,812,375

                                       y

Trustees and Trustees' Fees

The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended September 30, 2005, and the calendar year ended December 31, 2005, the Trustees received the following compensation for serving as Trustees:

                                                       Aggregate
                                                     Compensation                                  Aggregate
                                                       from the      Aggregate      Aggregate     Compensation
                                         Pension or      Asset      Compensation   Compensation     from the
                                         Retirement   Allocation      from the       from the        Common
                                          Benefits   Fund for the   Growth Fund     Value Fund     Stock Fund
                                         Accrued as   Fiscal Year  for the Fiscal for the Fiscal for the Fiscal
                                           part of       Ended       Year Ended     Year Ended     Year Ended
                                            Fund     September 30, September 30,  September 30,  September 30,
Trustee(a)                               Expenses(b)    2005(b)       2005(b)        2005(b)        2005(b)
----------                               ----------- ------------- -------------- -------------- --------------
Douglas A. Hacker.......................     N/A        $1,154          $399          $1,166         $1,137
Janet Langford Kelly....................     N/A         1,310           485           1,323          1,292
Richard W. Lowry........................     N/A         1,088           402           1,098          1,072
William E. Mayer........................     N/A         1,256           465           1,268          1,241
Charles R. Nelson.......................     N/A         1,202           445           1,215          1,189
John J. Neuhauser.......................     N/A         1,116           413           1,127          1,103
Patrick J. Simpson (c)..................     N/A         1,152           426           1,163          1,138
Thomas E. Stitzel.......................     N/A         1,230           455           1,241          1,213
Thomas C. Theobald (d)..................     N/A         2,076           773           2,113          2,022
Anne-Lee Verville (e)...................     N/A         1,298           480           1,310          1,278
Richard L. Woolworth....................     N/A         1,129           418           1,140          1,112

                                       z

                                                                                       Total
                                                                                    Compensation
                                                          Aggregate                   from the
                                           Aggregate    Compensation    Aggregate     Columbia
                                          Compensation    from the    Compensation      Fund
                                            from the        Small       from the    Complex Paid
                                           Small Cap       Company      Dividend       to the
                                           Core Fund    Fund for the  Fund for the  Trustees for
                                         for the Fiscal  Fiscal Year   Fiscal Year  the Calendar
                                           Year Ended       Ended         Ended      Year Ended
                                         September 30,  September 30, September 30, December 31,
Trustee(a)                                  2005(b)        2005(b)       2005(b)      2005(b)
----------                               -------------- ------------- ------------- ------------
Douglas A. Hacker.......................     $3,338        $1,051        $  859       $111,277
Janet Langford Kelly....................      3,788         1,192           974        116,500
Richard W. Lowry........................      3,143           990           809        142,500
William E. Mayer........................      3,630         1,142           938        147,750
Charles R. Nelson.......................      3,475         1,091           901        111,500
John J. Neuhauser.......................      3,226         1,014           833        137,833
Patrick J. Simpson (c)..................      3,328         1,047           860        107,500
Thomas E. Stitzel.......................      3,552         1,118           912        113,000
Thomas C. Theobald (d)..................      6,082         1,922         1,598        205,500
Anne-Lee Verville (e)...................      3,751         1,182           962        120,723
Richard L. Woolworth....................      3,263         1,027           837        106,500

--------
(a) As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.
(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) During the fiscal year ended September 30, 2005, Mr. Simpson deferred $1,152, $426, $1,163, $1,138, $3,328, $1,047, $860 from the Asset
    Allocation, Growth, Value, Common Stock, Small Cap Core, Small Company and Dividend Funds, respectively, and in the Calendar year ended December 31, 2005 $107,500 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under that plan was $269,502.
(d) During the fiscal year ended September 30, 2005, Mr. Theobald deferred $1,463, $546, $1,492, $1,401, $4,317, $1,378, $1,127 from the Asset
    Allocation, Growth, Value, Common Stock, Small Cap Core, Small Company and Dividend Funds, respectively, and in the calendar year ended December 31, 2005 $150,000 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under that plan was $320,084.
(e) During the fiscal year ended September 30, 2005, Ms. Verville deferred $145, $51, $138, $138, $403, $136, $87 from the Asset Allocation, Growth,
    Value, Common Stock, Small Cap Core, Small Company and Dividend Funds, respectively, pursuant to the deferred compensation plan. At December 31, 2005, the value of Ms. Verville's account under that plan was $683,935.

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Fund and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended September 30, 2005, the Audit Committee convened seven times.

                                      aa

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended September 30, 2005, the Governance Committee convened six times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended September 30, 2005, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended September 30, 2005, the Compliance Committee convened four times.

Investment Oversight Committees

Each Trustee of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e , sub-advised) and Municipal.

IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector and Fixed Income - Core and Young Investor.

IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity, Taxable Fixed Income.

                                      bb

Share Ownership

   The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each Fund and (ii) in the funds in the Columbia Fund Complex.

                          Dollar Range of     Dollar Range of   Dollar Range of   Dollar Range of
                         Equity Securities   Equity Securities Equity Securities Equity Securities
                           Owned in the        Owned in the      Owned in the      Owned in the
Name of Trustee        Asset Allocation Fund    Growth Fund       Value Fund     Common Stock Fund
---------------        --------------------- ----------------- ----------------- -----------------
Disinterested Trustees
Douglas A. Hacker.....         None                None              None              None
Janet Langford Kelly..         None                None              None              None
Richard W. Lowry......         None                None              None              None
Charles R. Nelson.....   $50,001-$ 100,000         None              None              None
John J. Neuhauser.....         None                None              None              None
Patrick J. Simpson....         None          $50,001-$ 100,000       None              None
Thomas E. Stitzel.....         None                None              None              None
Thomas C. Theobald....         None                None        $10,001-$ 50,000        None
Anne-Lee Verville.....         None                None              None              None
Richard L. Woolworth..         None          $50,001-$ 100,000       None         Over $ 100,000

Interested Trustees
William E. Mayer......         None                None              None              None

                         Dollar Range of    Dollar Range of    Dollar Range of
                        Equity Securities  Equity Securities  Equity Securities
                          Owned in the        Owned in the      Owned in the
Name of Trustee        Small Cap Core Fund Small Company Fund   Dividend Fund
---------------        ------------------- ------------------ -----------------
Disinterested Trustees
Douglas A. Hacker.....        None                None              None
Janet Langford Kelly..        None                None              None
Richard W. Lowry......        None                None              None
Charles R. Nelson.....        None                None              None
John J. Neuhauser.....        None                None              None
Patrick J. Simpson....        None                None              None
Thomas E. Stitzel.....        None                None              None
Thomas C. Theobald....        None                None              None
Anne-Lee Verville.....        None                None              None
Richard L. Woolworth..        None                None              None

Interested Trustees
William E. Mayer......        None                None              None

                                      cc

                                                   Aggregate Dollar Range
                                                    of Equity Securities
                                                     Owned in All Funds
                                                   Overseen by Trustee in
Name of Trustee                                    Columbia Fund Complex
---------------                                    ----------------------
Disinterested Trustees
Douglas A. Hacker.................................      Over $100,000
Janet Langford Kelly..............................      Over $100,000
Richard W. Lowry..................................      Over $100,000
Charles R. Nelson.................................      Over $100,000
John J. Neuhauser.................................      Over $100,000
Patrick J. Simpson................................      Over $100,000
Thomas E. Stitzel.................................   $50,001-$100,000
Thomas C. Theobald................................      Over $100,000
Anne-Lee Verville.................................      Over $100,000/(1)/
Richard L. Woolworth..............................      Over $100,000

Interested Trustees
William E. Mayer..................................         $1-$10,000
--------
(1) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

                                      dd

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end.

Columbia Asset Allocation Fund

                         Other SEC-registered
                             open-end and            Other pooled
                           closed-end funds       investment vehicles        Other accounts
                       ------------------------ ----------------------- -------------------------
                       Number of                Number of               Number of
Portfolio Managers     accounts      Assets     accounts      Assets    accounts        Assets
------------------     ---------  ------------- ---------  ------------ ---------    ------------
Leonard A. Aplet......    11      $3.11 billion     6      $1.5 billion      98      $8.9 billion
Stephen D. Barbaro....     4      $1.18 billion     1      $ 21 million      12      $ 25 million
Paul J. Berlinguet....     6      $ 2.3 billion     1      $400 million      16      $216 million
Daniel H. Cole........     8      $ 859 million     2      $107 million       8      $381 million
Wayne M. Collette**...     9      $ 1.4 billion     1      $  8 million      23      $465 million
Fred Copper*..........     5/(1)/ $ 1.7 billion     2/(1)/ $453 million       6(1)   $310 million
Daniele M. Donahoe**..     5      $ 997 million     4      $321 million       9      $ 36 million
Lori J. Ensinger......    10      $ 6.7 billion     2      $559 million   3,089      $  3 billion
Edward P. Hickey......     2      $ 2.2 billion     0      $          0      29      $    498,400
David I. Hoffman......    10      $ 6.7 billion     2      $559 million   3,094      $  3 billion
Jeremy Javidi.........     4      $1.18 billion     1      $ 21 million      10      $ 23 million
Kenneth A. Korngiebel.     7      $1.33 billion     0      $          0      45      $468 million
J. Michael Kosicki**..     7      $ 1.2 billion     1      $  8 million      27      $465 million
Vikram J. Kuriyan, PhD    14      $ 9.2 billion    38      $3.3 billion     129/(2)/ $9.0 billion
Jon Michael Morgan**..     5      $ 997 million     4      $321 million      11      $ 36 million
George J. Myers**.....     7      $ 1.2 billion     1      $  8 million      26      $465 million
Stephen Peacher.......     6      $ 2.3 billion     0      $          0       7      $  4 million
Noah J. Petrucci......    10      $ 6.7 billion     2      $559 million   3,080      $  3 billion
Clifford D. Siverd**..     5      $ 997 million     4      $321 million      11      $ 36 million
Diane L. Sobin........    10      $ 6.7 billion     2      $559 million   3,084      $  3 billion
Roger R. Sullivan.....     5      $ 1.9 billion     1      $400 million      20      $200 million
Mary-Ann Ward.........     6      $ 2.3 billion     0      $          0      53      $117 million
Theodore R. Wendell**.     9      $ 1.4 billion     1      $  8 million      29      $465 million
John T. Wilson........     6      $2.45 billion     1      $405 million      30      $240 million
Karen Wurdack, PhD....     2/(3)/ $ 940 million     0      $          0       4      $    230,000

--------
* Information for Mr. Copper, who began managing the Fund after its fiscal year end, is as of November 30, 2005.
** Information for portfolio manager, who began managing the Fund after its fiscal year end, is as of December 31, 2005.
(1) Includes 6 registered investment companies with assets of $1.7 billion, 2 pooled investment vehicles with assets of $453 million and 3 other accounts with assets of $310 million where there is an advisory fee based on performance.
(2) Includes 2 other accounts with assets of $33.2 million where there is an advisory fee based on performance.
(3) Includes 3 registered investment companies with assets of $1.3 billion where there is an advisory fee based on performance.

                                      ee

Columbia Large Cap Growth Fund

                                Other SEC-registered
                                    open-end and            Other pooled
                                  closed-end funds      investment vehicles       Other accounts
                               ----------------------- ---------------------- ----------------------
                               Number of               Number of              Number of
Portfolio Managers             accounts     Assets     accounts     Assets    accounts     Assets
------------------             --------- ------------- --------- ------------ --------- ------------
Paul J. Berlinguet............     6     $ 1.0 billion     1     $400 million    16     $216 million
Edward P. Hickey..............     2     $1.07 billion     0     $          0    29     $    498,400
Roger R. Sullivan.............     5     $ 500 million     1     $400 million    20     $200 million
Mary-Ann Ward.................     6     $ 1.0 billion     0     $          0    53     $117 million
John T. Wilson................     6     $ 1.0 billion     1     $405 million    30     $240 million

Columbia Disciplined Value Fund

                                Other SEC-registered
                                    open-end and           Other pooled
                                  closed-end funds     investment vehicles        Other accounts
                               ---------------------- ---------------------- ------------------------
                               Number of              Number of              Number of
Portfolio Managers             accounts     Assets    accounts     Assets    accounts       Assets
------------------             --------- ------------ --------- ------------ ---------   ------------
Vikram J. Kuriyan, PhD........    14     $9.2 billion    38     $3.3 billion    129/(2)/ $9.0 billion

Columbia Common Stock Fund

                                Other SEC-registered
                                    open-end and        Other pooled
                                  closed-end funds    investment vehicles     Other accounts
                               ---------------------- ------------------- ----------------------
                               Number of              Number of           Number of
Portfolio Managers             accounts     Assets    accounts    Assets  accounts     Assets
------------------             --------- ------------ ---------   ------  --------- ------------
Jeffrey D. Huffman............     4     $305 million     0         $0        4     $    128,000
Guy W. Pope...................     1     $306 million     0         $0       11     $118 million

Columbia Small Cap Core Fund

                               Other SEC-registered
                                 open-end and            Other pooled
                               closed-end funds      investment vehicles        Other accounts
                               -------------------- ---------------------- ------------------------
                               Number of            Number of              Number of
Portfolio Managers             accounts    Assets   accounts     Assets    accounts      Assets
------------------             ---------   ------   --------- ------------ --------- --------------
Richard G. D'Auteuil..........     0         $0         1     $286 million    24     $  947 million
Peter C. Larson...............     0         $0         1     $286 million    26     $  946 million
Allyn Seymour.................     0         $0         1     $286 million    29     $1,001 million

Columbia Small Company Equity Fund

                                Other SEC-registered
                                    open-end and            Other pooled
                                  closed-end funds      investment vehicles       Other accounts
                               ----------------------- ---------------------- ----------------------
                               Number of               Number of              Number of
Portfolio Managers             accounts     Assets     accounts     Assets    accounts     Assets
------------------             --------- ------------- --------- ------------ --------- ------------
Paul J. Berlinguet***.........     7     $ 2.9 billion     1     $400 million    16     $216 million
Daniel H. Cole................     8     $ 859 million     2     $107 million     8     $381 million
Daniele M. Donahoe**..........     5     $1.16 billion     4     $321 million     9     $ 36 million
Jon Michael Morgan**..........     5     $1.16 billion     4     $321 million    11     $ 36 million
Clifford D. Siverd**..........     5     $1.16 billion     4     $321 million    11     $ 36 million

--------
** Information for portfolio manager, who began managing the Fund after its fiscal year end, is as of December 31, 2005.
*** Mr. Berlinguet began managing the Fund in December, 2005.

                                      ff

Columbia Dividend Income Fund

                                Other SEC-registered
                                    open-end and        Other pooled
                                  closed-end funds    investment vehicles     Other accounts
                               ---------------------- ------------------- ----------------------
                               Number of              Number of           Number of
Portfolio Managers             accounts     Assets    accounts    Assets  accounts     Assets
------------------             --------- ------------ ---------   ------  --------- ------------
Richard E. Dahlberg...........     3     $2.3 billion     0         $0       73     $600 million
Scott Davis...................     0     $          0     0         $0       73     $625 million

See "Management--Portfolio Transactions--Potential conflicts of interest in managing multiple accounts" in Part 2 of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds' most recent fiscal year:

Columbia Asset Allocation Fund


                                                              Dollar Range of
                                                             Equity Securities
                                                                in the Fund
Portfolio Managers                                           Beneficially Owned
------------------                                           ------------------
Leonard A. Aplet............................................        None
Stephen D. Barbaro..........................................        None
Paul J. Berlinguet..........................................        None
Daniel H. Cole..............................................        None
Wayne M. Collette**.........................................        None
Fred Copper*................................................        None
Daniele M. Donahoe**........................................        None
Lori J. Ensinger............................................        None
Edward P. Hickey............................................        None
David I. Hoffman............................................        None
Jeremy Javidi...............................................        None
Kenneth A. Korngiebel.......................................        None
J. Michael Kosicki**........................................        None
Vikram J. Kuriyan, PhD......................................        None
Jon Michael Morgan**........................................        None
George J. Myers**...........................................        None
Stephen Peacher.............................................        None
Noah J. Petrucci............................................        None
Clifford D. Siverd**........................................        None
Diane L. Sobin..............................................        None
Roger R. Sullivan...........................................        None
Mary-Ann Ward...............................................        None
Theodore R. Wendell**.......................................        None
John T. Wilson..............................................        None
Karen Wurdack, PhD..........................................        None
--------
* Information for Mr. Copper, who began managing the Fund after its fiscal year end, is as of November 30, 2005.
** Information for portfolio manager, who began managing the Fund after its fiscal year end, is as of December 31, 2005.

                                      gg

Columbia Large Cap Growth Fund

                                                             Dollar Range of
                                                            Equity Securities
                                                               in the Fund
  Portfolio Managers                                        Beneficially Owned
  ------------------                                        ------------------
  Paul J. Berlinguet.......................................  $10,001-$ 50,000
  Edward P. Hickey......................................... $50,001-$ 100,000
  Roger R. Sullivan........................................        None
  Mary-Ann Ward............................................        None
  John T. Wilson...........................................        None

  Columbia Disciplined Value Fund

                                                             Dollar Range of
                                                            Equity Securities
                                                               in the Fund
  Portfolio Managers                                        Beneficially Owned
  ------------------                                        ------------------
  Vikram J. Kuriyan, PhD...................................        None

  Columbia Common Stock Fund

                                                             Dollar Range of
                                                            Equity Securities
                                                               in the Fund
  Portfolio Managers                                        Beneficially Owned
  ------------------                                        ------------------
  Jeffrey D. Huffman.......................................        None
  Guy W. Pope.............................................. $100,001-$ 500,000

  Columbia Small Cap Core Fund

                                                             Dollar Range of
                                                            Equity Securities
                                                               in the Fund
  Portfolio Managers                                        Beneficially Owned
  ------------------                                        ------------------
  Richard D'Auteuil........................................        None
  Peter Larson.............................................        None
  Allyn Seymour............................................        None

  Columbia Small Company Equity Fund

                                                             Dollar Range of
                                                            Equity Securities
                                                               in the Fund
  Portfolio Managers                                        Beneficially Owned
  ------------------                                        ------------------
  Paul J. Berlinguet***....................................        None
  Daniel H. Cole...........................................        None
  Daniele M. Donahoe**.....................................        None
  Jon Michael Morgan**.....................................        None
  Clifford D. Siverd**.....................................        None
--------
** Information for portfolio manager, who began managing the Fund after its fiscal year end, is as of December 31, 2005.
*** Mr. Berlinguet began managing the Fund in December, 2005.

  Columbia Dividend Income Fund
                                                             Dollar Range of
                                                            Equity Securities
                                                               in the Fund
  Portfolio Managers                                        Beneficially Owned
  ------------------                                        ------------------
  Richard E. Dahlberg......................................  $50,001-$100,000
  Scott Davis..............................................        None

                                      hh

Compensation

As of each Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

Columbia Asset Allocation Fund

Portfolio Managers              Performance Benchmark                         Peer Group
------------------        ----------------------------------  ------------------------------------------
Leonard A. Aplet......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Stephen D. Barbaro....... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Paul J. Berlinguet....... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Daniel H. Cole........... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Wayne M. Collette........ 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Fred Copper.............. 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Daniele M. Donahoe....... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Lori J. Ensinger......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Edward P. Hickey......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
David I. Hoffman......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Jeremy Javidi............ 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Kenneth A. Korngiebel.... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
J. Michael Kosicki....... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Vikram J. Kuriyan, PhD... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Jon Michael Morgan....... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
George J. Myers.......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Stephen Peacher.......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Noah J. Petrucci......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Clifford D. Siverd....... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Diane L. Sobin........... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Roger R. Sullivan........ 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Mary-Ann Ward............ 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Theodore R. Wendell...... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
John T. Wilson........... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Karen Wurdack, PhD....... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category

Columbia Large Cap Growth Fund

Portfolio Managers                     Performance Benchmark                 Peer Group
------------------                 -----------------------------  ---------------------------------
Paul J. Berlinguet................ Russell 1000 Growth TR         Morningstar Large Growth Category
Edward P. Hickey.................. Russell 1000 Growth TR         Morningstar Large Growth Category
Roger R. Sullivan................. Russell 1000 Growth TR         Morningstar Large Growth Category
Mary-Ann Ward..................... Russell 1000 Growth TR         Morningstar Large Growth Category
John T. Wilson.................... Russell 1000 Growth TR         Morningstar Large Growth Category

Columbia Disciplined Value Fund

Portfolio Managers                     Performance Benchmark                 Peer Group
------------------                 -----------------------------  ---------------------------------
Vikram J. Kuriyan, PhD............ Russell 1000 Value TR          Morningstar Large Value Category

Columbia Common Stock Fund

Portfolio Managers                     Performance Benchmark                 Peer Group
------------------                 -----------------------------  ---------------------------------
Jeffrey D. Huffman................ Russell 1000 TR                Morningstar Large Blend Category
Guy W. Pope....................... Russell 1000 TR                Morningstar Large Blend Category

Columbia Small Cap Core Fund

Portfolio Managers                     Performance Benchmark                 Peer Group
------------------                 -----------------------------  ---------------------------------
Richard D'Auteuil................. Russell 2000 TR                Morningstar Small Blend Category
Peter Larson...................... Russell 2000 TR                Morningstar Small Blend Category
Allyn Seymour..................... Russell 2000 TR                Morningstar Small Blend Category

Columbia Small Company Equity Fund

Portfolio Managers                     Performance Benchmark                 Peer Group
------------------                 -----------------------------  ---------------------------------
Paul J. Berlinguet................ Russell 2000 Growth TR         Morningstar Small Growth Category
Daniel H. Cole.................... Russell 2000 Growth TR         Morningstar Small Growth Category
Daniele M. Donahoe................ Russell 2000 Growth TR         Morningstar Small Growth Category
Jon Michael Morgan................ Russell 2000 Growth TR         Morningstar Small Growth Category
Clifford D. Siverd................ Russell 2000 Growth TR         Morningstar Small Growth Category

Columbia Dividend Income Fund

Portfolio Managers                     Performance Benchmark                 Peer Group
------------------                 -----------------------------  ---------------------------------
Richard E. Dahlberg............... Russell 1000 Value TR          Lipper Equity Income Category
Scott Davis....................... Russell 1000 Value TR          Lipper Equity Income Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

                                      jj

Ownership of the Funds

As of record on December 31, 2005, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

As of record on December 31, 2005, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:

COLUMBIA ASSET ALLOCATION FUND

                                                     Percent of
Shareholder (name and address)                     Class Total (%)
------------------------------                     ---------------
Class Z Shares
BANK OF AMERICA NA................................      12.57
411 N AKARD STREET
DALLAS TX 75201-3307

Class C Shares
RAYMOND JAMES & ASSOC INC.........................      7.28
FBO ROYKO TRUST
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100

AMERICAN ENTERPRISE INVESTMENT SVCS...............      6.56
PO BOX 9446
MINNEAPOLIS MN 55440-9446

COLUMBIA LARGE CAP GROWTH FUND

                                                     Percent of
Shareholder (name and address)                     Class Total (%)
------------------------------                     ---------------
Class Z Shares
BANK OF AMERICA NA................................      35.70
411 N AKARD STREET
DALLAS TX 75201-3307

AMVESCAP NATIONAL TRUST CO AS AGENT...............      13.74
FOR FLEET NATIONAL BANK FBO
FLEETBOSTON FINANCIAL SAVINGS PLUS
PO BOX 105779
ATLANTA GA 30348-5779

Class C Shares
CHARLES H VENTURA.................................      12.37
745 DISTEL DR STE 101
LOS ALTOS CA 94022-1544

                                      kk

COLUMBIA DISCIPLINED VALUE FUND

                                                     Percent of
Shareholder (name and address)                     Class Total (%)
------------------------------                     ---------------
Class A Shares
NFS LLC FEBO......................................      12.41
BARBARA H BRONNER TTEE
BARBARA BRONNER TRUST
793 HIGHLAND PL
HIGHLAND PARK IL 60035-4844

Class C Shares
MERRILL LYNCH PIERCE FENNER & SMITH...............      14.76
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

LPL FINANCIAL SERVICES............................      11.00
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

FIRST CLEARING LLC................................       7.34
JOHN J QUINN BENEFICIARY IRA
3413 PRIMROSE ROAD
PHILADELPHIA PA 19114

FIRST CLEARING LLC................................       6.90
VIRGINIA E TOMLIN IRA
FCC AS CUSTODIAN
1 CORKERY LANE
MEDFORD NJ 08055

NFS LLC FEBO......................................       5.05
NFS/FMTC IRA
FBO JUDITH L DAVY
2808 HURSTVIEW DR
HURST TX 76054-2344

Class Z Shares
BANK OF AMERICA NA................................      79.71
411 N AKARD STREET
DALLAS TX 75201-3307

AMVESCAP NATIONAL TRUST CO AS AGENT...............       5.07
FOR FLEET NATIONAL BANK FBO
LEVITON MANUFACTURING SAVINGS PLAN
PO BOX 105779
ATLANTA GA 30348-5779

                                      ll

COLUMBIA COMMON STOCK FUND

                                                     Percent of
Shareholder (name and address)                     Class Total (%)
------------------------------                     ---------------
Class C Shares
FIRST CLEARING LLC................................      18.11
LATONYA LESTER IRREV TRUST
WANDA THOMPSON TTEE
4001 OFFICE COURT DR BLDG 1000
SANTA FE, NM 87501

MERRILL LYNCH PIERCE FENNER & SMITH...............       6.37
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

AMERICAN ENTERPRISE INVESTMENT SVCS...............       5.94
PO BOX 9446
MINNEAPOLIS MN 55440-9446

NFS LLC FEBO......................................       5.42
DAVID E SULLIVAN
SUZANNE E SULLIVAN
18 PINE RD
WEST HARTFORD CT 06119-1045

Class Z Shares
BANK OF AMERICA NA................................      38.32
411 N AKARD STREET
DALLAS TX 75201-3307

CHARLES SCHWAB & CO INC...........................       9.72
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

                                      mm

COLUMBIA SMALL CAP CORE FUND

                                                     Percent of
Shareholder (name and address)                     Class Total (%)
------------------------------                     ---------------
Class Z Shares
BANK OF AMERICA NA................................      70.15
411 N AKARD ST
DALLAS TX 75201-3307

Class C Shares
CITIGROUP GLOBAL MARKETS, INC.....................       6.87
333 W 34TH ST
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER & SMITH...............       6.62
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E FL 3
JACKSONVILLE FL 32246-6484

Class A Shares
CHARLES SCHWAB & CO INC...........................      29.78
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

DEFAULT TRUSTEE FOR NON-PROTOTYPE.................       5.95
MITRA & CO
OMNIBUS ACCOUNT
1000 N WATER STREET
MILWAUKEE WI 53202-6648

Class T Shares
CHARLES SCHWAB & CO INC...........................      20.51
SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4122

                                      nn

COLUMBIA SMALL COMPANY EQUITY FUND

                                                     Percent of
Shareholder (name and address)                     Class Total (%)
------------------------------                     ---------------
Class A Shares
BANK OF AMERICA...................................      27.41
FBO BRISTOL HOSPITAL
411 N AKARD STREET
DALLAS TX 75201-3307

Class Z Shares
BANK OF AMERICA NA................................      78.14
411 N AKARD ST
DALLAS TX 75201-3307

Class C Shares
PERSHING LLC......................................       7.99
PO BOX 2052
JERSEY CITY NJ 07303-2052

NFS LLC FEBO......................................       5.16
NFS/FMTC ROLLOVER IRA
FBO SUSAN BARRON
101 WEST 78TH STREET
NEW YORK NY 10024-6717

COLUMBIA DIVIDEND INCOME FUND

                                                     Percent of
Shareholder (name and address)                     Class Total (%)
------------------------------                     ---------------
Class Z Shares
BANK OF AMERICA NA................................      92.04
411 N AKARD STREET
DALLAS TX 75201-3307

Class A Shares
SEI PRIVATE TRUST CO..............................      27.78
C/O WACHOVIA- PREMIER
ONE FREEDOM VALEEY DRIVE
OAKS PA 19456

Sales Charges (dollars in thousands)

PFPC Distributors served as distributor for the Predecessor Funds until July 22, 2002. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

During the fiscal years ended September 30, 2005 and 2004, the eleven months ended September 30, 2003 and the year ended October 2002, CMD and PFPC Distributors received sales charges as follows:

                                      oo

ASSET ALLOCATION FUND

                                                                      Class A Shares(a)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $39    $56         $7           $0
Initial sales charges retained by CMD.......................   6      8          1            0
Aggregate contingent deferred sales charges (CDSC) on Fund
  redemptions retained by CMD...............................   0      0          0            0


                                                                      Class B Shares(c)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors.............................................. $11    $10         $2           $2

                                                                Class C Shares(d)
                                                             ---------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended
                                                             ------------  September 30,
                                                             2005   2004      2003(b)
                                                             ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD..........  (g)    (g)        $0


                                                                      Class G Shares(e)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors.............................................. $65    $123       $239         $333

                                                                      Class T Shares(f)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $30    $ 44       $ 46         $123
Initial sales charges retained by CMD.......................   4       7          2
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors..............................................   0       0         24            0

--------
(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Class A shares.
(b) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Class B shares.
(d) Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                      pp

GROWTH FUND

                                                                      Class A Shares(a)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $46    $53         $11          $0
Initial sales charges retained by CMD.......................   7      8           2           0
Aggregate contingent deferred sales charges (CDSC) on Fund
  redemptions retained by CMD                                  0      0           0           0

                                                                    Class B Shares(c)
                                                             ----------------------------------
                                                                                          Year
                                                             Years ended      Eleven      ended
                                                             September 30, months ended  October
                                                             ------------- September 30,   31,
                                                             2005   2004      2003(b)     2002
                                                             ----   ----   ------------- -------
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors.............................................. $18     $5         (g)        (g)

                                                                Class C Shares(d)
                                                             ---------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended
                                                             ------------  September 30,
                                                             2005   2004      2003(b)
                                                             ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD..........  $1     (g)        $0

                                                                      Class G Shares(e)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors.............................................. $115   $126       $166         $205


                                                                    Class T Shares(f)
                                                             -----------------------------------
                                                                                          Year
                                                             Years ended      Eleven      ended
                                                             September 30, months ended  October
                                                             ------------- September 30,   31,
                                                             2005   2004      2003(b)     2002
                                                             ----   ----   ------------- -------
Aggregate initial sales charges on Fund share sales......... $85    $123       $132       $302
Initial sales charges retained by CMD.......................  11      16          5
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors..............................................   0       0         23          0

--------
(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Class A shares.
(b) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Class B shares.
(d) Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                      qq

VALUE FUND

                                                                Class A Shares(b)
                                                             --------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended
                                                             ------------- September 30,
                                                             2005   2004      2003(a)
                                                             ----   ----   -------------
Aggregate initial sales charges on Fund share sales......... $30    $23         $ 6
Initial sales charges retained by CMD.......................   5      4          (g)
Aggregate contingent deferred sales charges (CDSC) on Fund
  redemptions retained by CMD...............................   0      0           0


                                                                Class B Shares(c)
                                                             ---------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended
                                                             ------------- September 30,
                                                             2005   2004      2003(a)
                                                             ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD..........  $5     $1         $0


                                                                Class C Shares(d)
                                                             ---------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended
                                                             ------------  September 30,
                                                             2005   2004      2003(a)
                                                             ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD..........  (g)    (g)        $0

                                                                      Class G Shares(e)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(a)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Predecessor Fund redemptions received by
  PFPC Distributors......................................... $14    $21         $31          $37


                                                                      Class T Shares(f)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(a)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $30    $41         $33          $78
Initial sales charges retained by CMD.......................   4      6           1
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors..............................................   0      0           0            0

--------
(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) Class A shares were initially offered on November 25, 2002.
(c) Class B shares were initially offered on November 25, 2002.
(d) Class C shares were initially offered on November 25, 2002.
(e) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Class G shares.
(f) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                      rr

COMMON STOCK FUND

                                               Class A Shares(b)
                                   ---------------------------------------------
                                   Years ended
                                   September 30, Eleven months ended Year ended
                                   -------------    September 30,    October 31,
                                   2005   2004         2003(a)          2002
                                   ----   ----   ------------------- -----------
Aggregate initial sales charges
  on Fund share sales............. $25    $50            $24
Initial sales charges retained by
  CMD.............................   4      8              4            $  7
Aggregate contingent deferred
  sales charges (CDSC) on Fund
  redemptions retained by CMD.....   3      0              0               0

                                               Class B Shares(c)
                                   ---------------------------------------------
                                   Years ended
                                   September 30, Eleven months ended Year ended
                                   -------------    September 30,    October 31,
                                   2005   2004         2003(a)          2002
                                   ----   ----   ------------------- -----------
Aggregate CDSC on Predecessor
  Fund redemptions received by CMD $14    $ 6            $ 1            $794


                                                     Class C Shares(d)
                                            -----------------------------------
                                              Years ended
                                             September 30,  Eleven months ended
                                            ------------       September 30,
                                            2005    2004         2003(a),
                                            ----    ----    -------------------
Aggregate CDSC on Fund redemptions
  retained by CMD..........................     (g)     (g)         $0


                                               Class G Shares(e)
                                   ---------------------------------------------
                                   Years ended
                                   September 30, Eleven months ended Year ended
                                   -------------    September 30,    October 31,
                                   2005   2004         2003(a)          2002
                                   ----   ----   ------------------- -----------
Aggregate CDSC on Predecessor
  Fund redemptions received by
  PFPC Distributors............... $36    $47            $91            $163

                                               Class T Shares(f)
                                   ---------------------------------------------
                                   Years ended
                                   September 30, Eleven months ended Year ended
                                   -------------    September 30,    October 31,
                                   2005   2004         2003(a)          2002
                                   ----   ----   ------------------- -----------
Aggregate initial sales charges
  on Fund share sales............. $40    $52            $60            $122
Initial sales charges retained by
  CMD.............................   5      8              2
Aggregate CDSC on Fund
  redemptions retained by CMD and
  PFPC Distributors...............   0      0              0               0
--------
(a) The Common Stock Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On December 9, 2002, the Fund's, Prime A shares were redesignated Class A shares.
(c) On December 9, 2002, the Fund's, Prime B shares were redesignated Class B shares.
(d) Class C shares were initially offered on December 9, 2002.
(e) On December 9, 2002, the Fund's, Retail B shares were redesignated Class G shares.
(f) On December 9, 2002, the Fund's, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                      ss

SMALL CAP CORE FUND

                                             Class A Shares(a)
                               ---------------------------------------------
                               Years ended
                               September 30, Eleven months ended Year ended
                               -------------    September 30,    October 31,
                               2005   2004         2003(b)          2002
                               ----  ------  ------------------- -----------
Aggregate initial sales
  charges on Fund share sales. $67   $1,402         $467                  $5
Initial sales charges
  retained by CMD.............  10      193           58                   0
Aggregate contingent deferred
  sales charges (CDSC) on
  Fund redemptions retained
  by CMD                         1        1            7                   0

                                             Class B Shares(d)
                               ---------------------------------------------
                               Years ended
                               September 30, Eleven months ended Year ended
                               -------------    September 30,    October 31,
                               2005   2004         2003(b)          2002
                               ----  ------  ------------------- -----------
Aggregate CDSC on Predecessor
  Fund redemptions received
  by PFPC Distributors........ $83   $   57         $  5                    (c)

                                                Class C Shares(e)
                                         ---------------------------------
                                         Years ended
                                         September 30, Eleven months ended
                                         -------------    September 30,
                                         2005   2004         2003(b)
                                         ----   ----   -------------------
Aggregate CDSC on Fund redemptions
  retained by CMD.......................  $7    $20                       (c)

                                             Class G Shares(f)
                             --------------------------------------------------
                               Years ended
                              September 30,  Eleven months ended    Year ended
                             ------------       September 30,       October 31,
                              2005    2004         2003(b)             2002
                             ----    ----    -------------------    -----------
Aggregate CDSC on
  Predecessor Fund
  redemptions received by
  PFPC Distributors.........  $30     $19                    $27       $ 17

                                             Class T Shares(g)
                             --------------------------------------------------
                               Years ended
                              September 30,  Eleven months ended    Year ended
                             ------------       September 30,       October 31,
                              2005    2004         2003(b)             2002
                             ----    ----    -------------------    -----------
Aggregate initial sales
  charges on Predecessor
  Fund share sales            $43     $62                    $96       $423
Initial sales charges
  retained by CMD...........    6      10                     10
Aggregate CDSC on Fund
  redemptions retained by
  CMD and PFPC Distributors.     (c)     (c)                    (c)       0
--------
(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Class A shares.
(b) The Small Cap Core Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Rounds to less than one.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Class B shares.
(e) Class C shares were initially offered on November 18, 2002.
(f) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Class G shares.
(g) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Class T shares.

                                      tt

SMALL COMPANY FUND

                                                       Class A Shares(a)
                                                    ---------------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ------------- September 30,
                                                    2005   2004      2003(b)
                                                    ----   ----   -------------
Aggregate initial sales charges on Fund share sales $27    $83         $5
Initial sales charges retained by CMD..............   4     12          1
Aggregate contingent deferred sales charges (CDSC)
  on Fund redemptions retained by CMD..............   1      0          0

                                                      Class B Shares(d)
                                                  ---------------------------
                                                  Years ended      Eleven
                                                  September 30, months ended
                                                  ------------- September 30,
                                                  2005   2004      2003(b)
                                                  ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by
  CMD............................................  $7     $2                 (c)

Class B Shares were not offered by the Small Company Fund during the last three fiscal years.

                                                        Class C Shares(e)
                                                  -----------------------------
                                                    Years ended      Eleven
                                                   September 30,  months ended
                                                  ------------    September 30,
                                                  2005    2004       2003(b)
                                                  ----    ----    -------------
Aggregate CDSC on Fund redemptions retained by
  CMD............................................     (c)     (c)      $0

                                                 Class G Shares(f)
                                        ---------------------------------------
                                        Years ended      Eleven
                                        September 30, months ended  Year ended
                                        ------------- September 30, October 31,
                                        2005   2004      2003(b)       2002
                                        ----   ----   ------------- -----------
Aggregate CDSC on Predecessor Fund
  redemptions received by PFPC
  Distributors.........................  $9    $14         $13          $21

                                               Class T Shares(g)
                                     ------------------------------------------
                                     Years ended      Eleven
                                     September 30, months ended     Year ended
                                     ------------- September 30,    October 31,
                                     2005   2004      2003(b)          2002
                                     ----   ----   -------------    -----------
Aggregate initial sales charges on
  Fund share sales.................. $16    $22              $19        $47
Initial sales charges retained by
  CMD...............................   2      3                 (c)
Aggregate CDSC on Fund redemptions
  retained by CMD and PFPC
  Distributors......................   0      0                6          0
--------
(a) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime A shares were redesignated Class A shares.
(b) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Rounds to less than one.
(d) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime B shares were redesignated Class B shares.
(e) Class C shares were initially offered on November 18, 2002.
(f) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Class G shares.
(g) On November 18, 2002, the Galaxy Small Company Equity Fund l Retail A shares were redesignated Class T shares.

                                      uu

DIVIDEND FUND

                                                        Class A Shares(b)
                                                    -----------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ---------     September 30,
                                                    2005   2004      2003(a)
                                                    ----  ----    -------------
Aggregate initial sales charges on Fund share sales $255  $111         $7
Initial sales charges retained by CMD..............   39    18          1
Aggregate contingent deferred sales charges (CDSC)
  on Fund redemptions retained by CMD..............    1     0          0

                                                        Class B Shares(b)
                                                    -----------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ---------     September 30,
                                                    2005   2004      2003(a)
                                                    ----  ----    -------------
Aggregate CDSC on Fund redemptions retained by CMD. $ 25  $  8           (e)

                                                        Class C Shares(b)
                                                    -----------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ---------     September 30,
                                                    2005   2004      2003(a)
                                                    ----  ----    -------------
Aggregate CDSC on Fund redemptions retained by CMD. $  2      (e)      $2

                                                 Class G Shares(c)
                                        ---------------------------------------
                                        Years ended      Eleven
                                        September 30, months ended  Year ended
                                        ------------- September 30, October 31,
                                        2005   2004      2003(a)       2002
                                        ----   ----   ------------- -----------
Aggregate CDSC on Fund redemptions
  received by PFPC Distributors........  $9    $19         $30          $46

                                                 Class T Shares(d)
                                        ---------------------------------------
                                        Years ended      Eleven
                                        September 30, months ended  Year ended
                                        ------------- September 30, October 31,
                                        2005   2004      2003(a)       2002
                                        ----   ----   ------------- -----------
Aggregate initial sales charges on
  Predecessor Fund share sales......... $18    $23         $19          $60
Initial sales charges retained by CMD..   3      3           1
Aggregate CDSC on Fund redemptions
  retained by CMD and PFPC Distributors   0      0           0            0
--------
(a) The Dividend Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) Classes A, B and C shares were initially offered on November 25, 2002.
(c) On November 25, 2002, the Fund's Retail B shares were redesignated Class G shares.
(d) On November 25, 2002, the Fund's Retail A shares were redesignated Class T shares.
(e) Rounds to less than one.

12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares All of the Funds offer Class A, Class B, Class C, Class G, Class T and Class Z shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds pay CMD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also pay CMD monthly a distribution fee at an annual rate of 0.10% of each Fund's average daily net assets attributed to Class A shares and 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares.

For the current fiscal year, CMD intends to limit aggregate 12b-1 fees for Class A shares to 0.25%. The Funds also may pay CMD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% shareholder liaison services and up to 0.25% administrative support services).

For the current fiscal year, the Fund's payments under the Plan for each of distribution services, shareholder liaison services and administrative support services will be limited to 0.95% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. Such limitations may be revoked at any time. CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CMD's expenses, CMD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CMD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50%, comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.30% for the Funds.

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the ww

Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs and initial sales charges are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Eight years after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee. See Part 2 of this Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B shares purchased or acquired prior to January 1, 2001.

Sales-related expenses (dollars in thousands) of CMD relating to the Funds for the fiscal year ended September 30, 2005, were (a):

                                                 ASSET ALLOCATION FUND
                                        ---------------------------------------
                                        Class A Class B Class C Class G Class T
                                        Shares  Shares  Shares  Shares  Shares
                                        ------- ------- ------- ------- -------
Fees to FSFs...........................   $9      $43     $5      $94    $558
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)............................    2        2       (a)     2      19
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)..............    3        3       (a)     3      18

                                                      GROWTH FUND
                                        ---------------------------------------
                                        Class A Class B Class C Class G Class T
                                        Shares  Shares  Shares  Shares  Shares
                                        ------- ------- ------- ------- -------
Fees to FSFs...........................   $20     $42     $10    $147    $665
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)............................     3       2       1       6      12
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)..............     5       3       1       9      17

                                                    VALUE FUND
                                     -----------------------------------------
                                     Class A Class B Class C  Class G  Class T
                                     Shares  Shares  Shares   Shares   Shares
                                     ------- ------- -------  -------  -------
Fees to FSFs........................  $  9    $ 18    $  3      $19     $407
Cost of sales material relating to
  the Fund (including printing
  andmailing expenses)..............     1       1        (a)     1        4
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)...........     2       2        (a)     1        6

                                                 COMMON STOCK FUND
                                     -----------------------------------------
                                     Class A Class B Class C  Class G  Class T
                                     Shares  Shares  Shares   Shares   Shares
                                     ------- ------- -------  -------  -------
Fees to FSFs........................  $ 24    $ 67    $  6      $39     $537
Cost of sales material relating to
  the Fund (including printing
  andmailing expenses)..............     2       1        (a)     1        6
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)...........     3       2        (a)     2        9

                                                SMALL CAP CORE FUND
                                     -----------------------------------------
                                     Class A Class B Class C  Class G  Class T
                                     Shares  Shares  Shares   Shares   Shares
                                     ------- ------- -------  -------  -------
Fees to FSFs........................  $717    $143    $435      $32     $452
Cost of sales material relating to
  the Fund (including printing
  andmailing expenses)..............    38       3       4        1       11
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)...........    57       4       7        1       17

                                                SMALL COMPANY FUND
                                     -----------------------------------------
                                     Class A Class B Class C  Class G  Class T
                                     Shares  Shares  Shares   Shares   Shares
                                     ------- ------- -------  -------  -------
Fees to FSFs........................  $ 14    $ 18    $  7      $12     $207
Cost of sales material relating to
  the Fund (including printing
  andmailing expenses)..............     2       1        (a)     1        1
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)...........     3       1       1        1        2

                                                   DIVIDEND FUND
                                     -----------------------------------------
                                     Class A Class B Class C  Class G  Class T
                                     Shares  Shares  Shares   Shares   Shares
                                     ------- ------- -------  -------  -------
Fees to FSFs........................  $ 92    $106    $ 33      $15     $305
Cost of sales material relating to
  the Fund (including printing
  andmailing expenses)..............    18       6       2         (a)     4
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)...........    27      10       3         (a)     6
--------
(a) Rounds to less than one.

                                      yy

CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding and controlling the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUNDS

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-1707, is the Funds' independent registered public accounting firm, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included for the fiscal years ended September 30, 2005 and September 30, 2004, in reliance upon the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in accounting and auditing.

                                      zz

                      STATEMENT OF ADDITIONAL INFORMATION

                                    PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VIII, Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX) and Columbia Funds Trust XI (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information ("SAI") to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this SAI lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

    1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

    2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

    3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

    4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

Foreign Securities

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Exchange-traded funds ("ETFs"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities ("Zeros")

The Fund may invest in Zeros, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zeros include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds ("Steps")

The Fund may invest in debt securities, known as Steps, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind ("PIK") Securities

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Custody Receipts and Trust Certificates. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Line of Credit

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter ("OTC") options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and
(iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the

Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars and Floors)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Structured Investments

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

Federal Taxes. Although it may be one of several series in a single trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer, other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and
(c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders in the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax
(AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate federal AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

Fund Distributions. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Distributions from Tax-Exempt Funds. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CMS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Securities Issued at a Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Non-U.S. Shareholders. Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This section is applicable only to the Columbia Tax-Managed Growth Fund)

Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceeds the annual gift-tax exemption, which in 2006 is $12,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $12,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $24,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $2 million in 2006, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (46% for gifts made in 2006) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation with Qualified Advisor

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS Columbia Management Advisors, LLC ("Columbia Advisors" or "CMA" or the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110 is the Advisor to the Funds. The Advisor provides administrative and management services to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005 Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

Trustees and Officers (this section applies to all of the Funds)

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees. The names and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. The address for each Trustee is c/o Columbia Funds, One Financial Center, Boston, MA 02111.

                                                                            Number of
                                Year First                                Portfolios in
                                Elected or                                Columbia Fund
                                Appointed                                    Complex
Name, Address         Position      to        Principal Occupation(s)       Overseen
and Age              with Funds Office(1)     During Past Five Years       by Trustee   Other Directorships Held
-------------        ---------- ---------- -----------------------------  ------------- ------------------------
Disinterested
Trustee

Douglas A. Hacker     Trustee      1996    Executive Vice                      83            Nash Finch
(Age 50)                                   President--Strategy of United                     Company (food
                                           Airlines (airline) since                          distributor)
                                           December, 2002 (formerly
                                           President of UAL Loyalty
                                           Services (airline) from
                                           September, 2001 to December,
                                           2002; Executive Vice
                                           President and Chief Financial
                                           Officer of United Airlines
                                           from July, 1999 to September,
                                           2001; Senior Vice
                                           President-Finance from March,
                                           1993 to July, 1999).

                                                                            Number of
                                Year First                                Portfolios in
                                Elected or                                Columbia Fund
                                Appointed                                    Complex
Name, Address         Position      to        Principal Occupation(s)       Overseen
and Age              with Funds Office(1)     During Past Five Years       by Trustee   Other Directorships Held
-------------        ---------- ---------- -----------------------------  ------------- ------------------------
Disinterested
Trustees

Janet Langford Kelly  Trustee      1996    Partner, Zelle, Hofmann,            83                 None
(Age 48)                                   Voelbel, Mason & Gette LLP
                                           (law firm) since March, 2005;
                                           Adjunct Professor of Law,
                                           Northwestern University,
                                           since September, 2004
                                           (formerly Chief
                                           Administrative Officer and
                                           Senior Vice President, Kmart
                                           Holding Corporation (consumer
                                           goods), from September, 2003
                                           to March, 2004; Executive
                                           Vice President-Corporate
                                           Development and
                                           Administration, General
                                           Counsel and Secretary,
                                           Kellogg Company (food
                                           manufacturer), from
                                           September, 1999 to August,
                                           2003; Senior Vice President,
                                           Secretary and General
                                           Counsel, Sara Lee Corporation
                                           (branded, packaged, consumer-
                                           products manufacturer) from
                                           January, 1995 to September,
                                           1999).

Richard W. Lowry      Trustee      1995    Private Investor since              85                 None
(Age 69)                                   August, 1987 (formerly
                                           Chairman and Chief Executive
                                           Officer, U.S. Plywood
                                           Corporation (building
                                           products manufacturer)).


                                                                            Number of
                                Year First                                Portfolios in
                                Elected or                                Columbia Fund
                                Appointed                                    Complex
Name, Address         Position      to        Principal Occupation(s)       Overseen
and Age              with Funds Office(1)     During Past Five Years       by Trustee   Other Directorships Held
-------------        ---------- ---------- -----------------------------  ------------- ------------------------
Disinterested
Trustees

Charles R. Nelson     Trustee      1981    Professor of Economics,             83         None
(Age 63)                                   University of Washington,
                                           since January, 1976; Ford and
                                           Louisa University of
                                           Washington Van Voorhis
                                           Professor of Political
                                           Economy, University of
                                           Washington, since September,
                                           1993 (formerly Director,
                                           Institute for Economic
                                           Research, University of
                                           Washington from September,
                                           2001 to June, 2003); Adjunct
                                           Professor of Statistics,
                                           University of Washington,
                                           since September, 1980;
                                           Associate Editor, Journal of
                                           Money Credit and Banking,
                                           since September, 1993;
                                           consultant on econometric and
                                           statistical matters.


John J. Neuhauser     Trustee      1985    Academic Vice President and         85         Saucony, Inc.
(Age 63)                                   Dean of Faculties since                        (athletic footwear)
                                           August, 1999, Boston College
                                           (formerly Dean, Boston
                                           College School of Management
                                           from September, 1977 to
                                           August, 1999).


Patrick J. Simpson    Trustee      2000    Partner, Perkins Coie L.L.P.        83         None
(Age 61)                                   (law firm).

                                                                            Number of
                                Year First                                Portfolios in
                                Elected or                                Columbia Fund
                                Appointed                                    Complex
Name, Address         Position      to        Principal Occupation(s)       Overseen
and Age              with Funds Office(1)     During Past Five Years       by Trustee   Other Directorships Held
-------------        ---------- ---------- -----------------------------  ------------- ------------------------
Thomas E. Stitzel     Trustee      1998    Business Consultant since           83         None
(Age 69)                                   1999 (formerly Professor of
                                           Finance from 1975 to 1999,
                                           College of Business, Boise
                                           State University); Chartered
                                           Financial Analyst.

Disinterested
Trustees

Thomas C. Theobald    Trustee      1996    Partner and Senior Advisor,         83         Anixter
(Age 68)              and                  Chicago Growth Partners                        International
                      Chairman             (private equity investing)
                      of the               since September, 2004
                      Board                (formerly Managing Director,
                                           William Blair Capital
                                           Partners (private equity
                                           investing) from September,
                                           1994 to September, 2004).
                                           (network support equipment
                                           distributor); Ventas, Inc.
                                           (real estate investment
                                           trust); Jones Lang LaSalle
                                           (real estate management
                                           services) and Ambac Financial
                                           Group (financial guaranty
                                           insurance)



Anne-Lee Verville     Trustee      1998    Retired since 1997 (formerly        83         Chairman of the
(Age 60)                                   General Manager, Global                        Board of Directors,
                                           Education Industry, IBM                        Enesco Group,Inc.
                                           Corporation (computer and                      (designer, importer
                                           technology) from 1994 to                       and distributor of
                                           1997).                                         giftware and
                                                                                          collectibles)

                                                                            Number of
                                Year First                                Portfolios in
                                Elected or                                Columbia Fund
                                Appointed                                    Complex
Name, Address         Position      to        Principal Occupation(s)       Overseen
and Age              with Funds Office(1)     During Past Five Years       by Trustee   Other Directorships Held
-------------        ---------- ---------- -----------------------------  ------------- ------------------------
Richard L. Woolworth  Trustee      1991    Retired since December, 2003        83         Northwest Natural
(Age 64)                                   (formerly Chairman and Chief                   Gas (natural gas
                                           Executive Officer, The                         service provider)
                                           Regence Group Co. (regional
                                           health insurer); Chairman and
                                           Chief Executive Officer,
                                           BlueCross BlueShield of
                                           Oregon; Certified Public
                                           Accountant, Arthur Young &
                                           Company)






Interested Trustee

William E. Mayer(2)   Trustee      1994    Partner, Park Avenue Equity         85         Lee Enterprises
(Age 65)                                   Partners (private equity)                      (print media), WR
                                           since February, 1999                           Hambrecht + Co.
                                           (formerly Partner,                             (financial service
                                           Development Capital LLC from                   provider); Reader's
                                           November, 1996 to February,                    Digest
                                           1999).                                         (publishing);
                                                                                          OPENFIELD Solutions
                                                                                          (retail industry
                                                                                          technology provider)

--------
(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Fund Complex.
(2) Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co.

                                      Year First
                                      Elected or
                            Position  Appointed     Principal Occupation(s)
 Name, Address and Age     with Funds to Office     During Past Five Years
 ---------------------     ---------- ---------- -----------------------------
 Officers

 Christopher L. Wilson     President     2004    Head of Mutual Funds since
 (Age 48)                                        August, 2004 and Managing
 One Financial Center                            Director of the Advisor since
 Boston, MA 02111                                September, 2005; President
                                                 and Chief Executive Officer,
                                                 CDC IXIS Asset Management
                                                 Services, Inc. from
                                                 September, 1998 to August,
                                                 2004).
 Officers

 J. Kevin Connaughton      Treasurer     2000    Managing Director of the
 (Age 41)                  and                   Advisor since September,
 One Financial Center      Chief                 2005; Vice President of
 Boston, MA 02111          Financial             Columbia Management Advisors
                           Officer               Inc. from April, 2003 to
                                                 August, 2005.

                                      Year First
                                      Elected or
                          Position   Appointed to   Principal Occupation(s)
Name, Address and Age    with Funds     Office       During Past Five Years
---------------------    ----------- ------------ ----------------------------
Mary Joan Hoene          Senior Vice     2004     Senior Vice President and
(Age 56) 100 Federal     President                Chief Compliance Officer of
Street Boston, MA 02110  and Chief                various funds in the
                         Compliance               Columbia Fund Complex;
                         Officer                  Partner, Carter, Ledyard &
                                                  Milburn LLP from January,
                                                  2001 to August, 2004;
                                                  Counsel, Carter, Ledyard &
                                                  Milburn LLP from November,
                                                  1999 to December, 2000; Vice
                                                  President and Counsel,
                                                  Equitable Life Assurance
                                                  Society of the United States
                                                  from April, 1998 to
                                                  November, 1999.

Michael G. Clarke        Chief           2004     Managing Director of the
(Age 36) One Financial   Accounting               Advisor since September,
Center Boston, MA 02111  Officer                  2005; Assistant Vice
                                                  President of the Advisor
                                                  from August, 1999 to
                                                  February, 2001.

Officers

Jeffrey R. Coleman       Controller      2004     Group Operations Manager of
(Age 36) One Financial                            the Advisor since October,
Center Boston, MA 02111                           2004; Vice President of CDC
                                                  IXIS Asset Management
                                                  Services, Inc.; Assistant
                                                  Vice President of CDC IXIS
                                                  Asset Management Services,
                                                  Inc. from August, 2000 to
                                                  February, 2003.

R. Scott Henderson       Secretary       2004     Associate General Counsel,
(Age 46) One Financial                            Bank of America since
Center Boston, MA 02111                           September, 2004; Of Counsel,
                                                  Bingham McCutchen LLP from
                                                  April, 2001 to September,
                                                  2004; Executive Director and
                                                  General Counsel,
                                                  Massachusetts Pension
                                                  Reserves Investment
                                                  Management Board from
                                                  September, 1997 to March,
                                                  2001.

Each of the Trust's Trustees and officers hold comparable positions with certain other funds the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

Trustee Positions

As of December 31, 2004, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the

Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds--The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds--Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds--Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds.

The Trustees serve as trustees of 83 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting.
Mr. Theobald serves as the Chairman of the Board. As the independent

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

chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chair of each other committee receives a supplemental retainer at the annual rate of $10,000. Members of each committee, except the Audit Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. Each Audit Committee member receives $3,000 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust ("Declaration") of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

Under a Management Agreement (the "Agreement"), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. CMD pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See "Fund Charges and Expenses" in Part 1 of this SAI for information regarding your Fund).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

(a) providing office space, equipment and clerical personnel;

(b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

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

(c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

(d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

(e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

(f) maintaining certain books and records of each Fund.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement

Pursuant to a Trust Services Agreement, CMS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CMS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

The Pricing and Bookkeeping Agreement

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement ("Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. See "Fund Charges and Expenses" in Part 1 of this SAI for information on these fees.

Portfolio Transactions

Investment decisions. The Advisor acts as investment advisor to each of the Funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

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

  . The trading of other accounts could be used to benefit higher-fee accounts (front- running).

  . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold--for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family

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

members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

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Principal Underwriter

CMD is the principal underwriter of the Trust's shares. CMD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CMS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CMS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CMS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CMS or generally by 6 months' notice by CMS to the Fund. The agreement limits the liability of CMS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CMS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CMS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CMS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CMS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CMS.

Code of Ethics

The Funds, the Advisor, and CMD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http:// www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely thebest interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

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The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Portfolio Information

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Advisors, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Advisors and its affiliates. The Fund's policies prohibit Columbia Advisors and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

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The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                           Frequency of
Type of Fund        Information Provided    Disclosure   Date of Web Posting
------------       ----------------------  ------------ ----------------------
Equity Funds.      Full portfolio           Monthly     30 calendar days after
                   holdings information                 month-end.

Fixed Income Funds Full portfolio           Quarterly   60 calendar days after
                   holdings information.                quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, CMD at the address listed on the cover of this SAI.

A Fund, Columbia Advisors or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Advisors and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Fund's proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Advisors' trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund and Columbia Newport Greater China Fund).

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Investors should understand that, since the offering price of the Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CMS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CMS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

      1st Global Capital Corp
      401 Company
      ABN AMRO Trust Services
      ADP Retirement Services
      Advest
      AEGON/Transamerica
      AG Edwards
      American Century Services
      American Express
      AMG
      AON Consulting
      AST Trust Company
      Banc of America Investment Services
      BancOne
      Bear Stearns
      Benefit Plan Administrators
      Bidwell & Company
      BNY Clearing
      C N A Trust
      Charles Schwab
      CIBC Oppenheimer
      Citigroup Global Markets
      CitiStreet Associates LLC
      City National Bank
      City of Milwaukee
      Columbia Trust Company
      Commonwealth Financial
      Compensation & Capital
      CPI Qualified Plan Consultants
      Daily Access Concepts
      Davenport & Company
      Delaware Investments
      Digital Retirement Solutions
      Discover Brokerage
      Dreyfus/Mellon
      Edgewood Services
      Edward Jones
      E-Trade,
      ExpertPlan
      FAS Liberty Life Spectrum
      Ferris Baker Watts
      Fidelity
      Financial Data Services
      Franklin Templeton
      Freeman Welwood
      Gem Group
      Great West Life
      Hewitt Associates LLC
      Huntington Bank

      ING
      Intermountain Health Care
      Investmart, Inc.
      Investment Manager Services (IMS)
      Janney Montgomery Scott
      JJB Hilliard Lyons
      JP Morgan/American Century
      Kenney Investments
      Kirkpatrick Pettis Smith Polian Inc
      Legg Mason Wood Walker
      Liberty Life
      Lincoln Financial
      Lincoln Life
      Linsco Private Ledger
      M & T Securities
      Marquette Trust Company
      Mass Mutual Life
      Matrix Settlement & Clearance Services (MSCS)
      McDonald Investments
      Merrill Lynch
      MetLife
      MFS
      Mfund Trax
      MidAtlantic Capital
      Milliman USA
      Morgan Keegan
      Morgan Stanley Dean Witter
      PFPC
      Nationwide Investment Services
      Neuberger Berman Mgmt
      NFP Securities
      NSD -NetStock Sharebuilder
      NYLife Distributors
      Optimum Investment Advisors
      Orbitex
      Pershing LLC
      Phoenix Home Life
      Piper Jaffray
      PNC
      PPI Employee Benefits
      Private Bank & Trust
      Prudential
      Putnam Investments
      Raymond James
      RBC Dain Rausher
      Robert W Baird
      Royal Alliance
      RSM McGladrey Inc.
      Safeco
      Scott & Stringfellow
      Scudder Investments
      Security Benefit
      Segall Bryant Hamill
      South Trust Securities
      Southwest Securities

      Standard Insurance
      Stanton Group
      State of NY Deferred Compensation Plan
      Stephens, Inc.
      Stifel Nicolaus & Co
      Strong Capital
      Sungard T Rowe Price
      Trustar Retirement Services
      Trustlynx/Datalynx
      UBS Financial Services
      USAA Investment Management
      Vanguard
      Wachovia
      TD Waterhouse
      Webster Investment Services
      Wells Fargo
      Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CMD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CMD into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) (CMS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CMD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (ii) processing dividend payments from a Fund;
(iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers:
(i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

Tax-Sheltered Retirement Plans (Retirement Plans). CMD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Advisor prototype plans offered through CMD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CMS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Advisor IRA Rollover account in any Fund distributed by CMD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

     1.  the current purchase; and

     2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

     1. Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired:
         Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor;
         Registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds' Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds.

         NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

         Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

         Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

         Banks, trust companies and thrift institutions, acting as fiduciaries.

     2. Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

         Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at NAV will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

         Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

         (For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

     3. Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

     4. Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

     5. Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

     6. Reorganizations. At the Fund's discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

     7. Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

     8. Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

     1.  Death. CDSCs may be waived on redemptions following the death of
         (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or
         (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account's value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares--Systematic Withdrawal Plan."

     3. Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

     5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

     6. Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
         Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

     7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

     8. Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

     9. Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

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     10. IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

     11. Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

     12. Plans of Reorganization. At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

     13. Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under
         Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

     14. The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CMS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CMS and may charge for this service.

Systematic Withdrawal Plan. The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

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

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. The $5,000 minimum account balance requirement has been waived for wrap accounts. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

Checkwriting (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CMS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000 for non-money market funds. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                            Reallowance to
                               Reallowance to Dealers     Dealers As A % of
                              As A % of Offering Price      Offering Price
Amount of Transaction          Per Share - Bond Funds  Per Share - Equity Funds
---------------------         ------------------------ ------------------------
Less than $50,000............           4.25                     5.00
$50,000 but less than........
$ 100,000....................           3.75                     3.75
$100,000 but less than.......
$ 250,000....................           2.75                     2.75
$250,000 but less than.......
$ 500,000....................           2.00                     2.00
$500,000 but less than.......
$ 1,000,000..................           1.75                     1.75
$1,000,000 and over..........           0.00                     0.00

The appropriate reallowance to dealers will be paid by CMD to broker-dealer organizations which have entered into agreements with CMD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

Information Applicable to Certain Class G Shares Received by Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                          % Deducted When
       Holding Period After Purchase                      Shares Are Sold
       -----------------------------                      ---------------
       Through first year................................      5.00
       Through second year...............................      4.00
       Through third year................................      3.00
       Through fourth year...............................      3.00
       Through fifth year................................      2.00
       Through sixth year................................      1.00
       Longer than six years.............................      None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

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

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                          % Deducted When
       Holding Period After Purchase                      Shares Are Sold
       -----------------------------                      ---------------
       Through first year................................      5.50
       Through second year...............................      5.00
       Through third year................................      4.00
       Through fourth year...............................      3.00
       Through fifth year................................      2.00
       Through sixth year................................      1.00
       Through the seventh year..........................      None
       Longer than seven years...........................      None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CMD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CMD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CMD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates--(i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

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

Information Applicable To Certain Class B Shareholders

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

                                                          % Deducted When
       Holding Period After Purchase                      Shares Are Sold
       -----------------------------                      ---------------
       Through first year................................      5.00
       Through second year...............................      4.00
       Through third year................................      3.00
       Through fourth year...............................      3.00
       Through fifth year................................      2.00
       Through sixth year................................      1.00
       Longer than six years.............................      0.00

Automatic conversion to Class A shares occurs eight years after purchase.

The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

Information Applicable To Certain Class A Shareholders:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

   Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends ("include Funds") will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends ("exclude Funds") will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A

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

shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Consult CMS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other Funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

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

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

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

                                  APPENDIX I
                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

   Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

   Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

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Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

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Commercial Paper:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

   Prime-1 Highest Quality

   Prime-2 Higher Quality

   Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                  FITCH INC.

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

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B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

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                                  APPENDIX II

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
                Adopted July 1, 2003 and revised March 4, 2005

POLICY:

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/2/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

   1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

   2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.

--------
/1/ The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.
/2/ A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC

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CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Alternative Investment Group

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

    (a)direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with
       Section IV.C;

    (b)review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

    (c)review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

    (d)development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

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

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

    1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

    2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

    3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

    4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

      . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

      . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

         . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

         . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

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Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

   . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

   However, CMA generally will WITHHOLD votes from pertinent director nominees if:

        (i) the board as proposed to be constituted would have more than one-third of its members from management;

        (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

        (iii)the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

        (iv) a director serves on more than six public company boards;

        (v) the CEO serves on more than two public company boards other than the company's board.

   On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

   . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

   . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

   . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

       .   Established governance standards and guidelines.

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

      . Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

      . Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

      . A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

      . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

      . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

   . Proposals that grant or restore shareholder ability to remove directors with or without cause.

   . Proposals to permit shareholders to elect directors to fill board vacancies.

   . Proposals that encourage directors to own a minimum amount of company stock.

   .   Proposals to provide or to restore shareholder appraisal rights.

   .   Proposals to adopt cumulative voting.

   .   Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

   . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

   . Proposals that give management the ability to alter the size of the board without shareholder approval.

   . Proposals that provide directors may be removed only by supermajority vote.

   .   Proposals to eliminate cumulative voting.

   . Proposals which allow more than one vote per share in the election of directors.

   . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   . Proposals that mandate a minimum amount of company stock that directors must own.

   .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

   . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

   . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

   . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:
   . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

   .   Proposals asking a company to expense stock options.

   .   Proposals to put option repricings to a shareholder vote.

   . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:
   . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

   . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

   . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

   For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

   . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

  . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

     .   Credible reason exists to question:

        . The auditor's independence, as determined by applicable regulatory requirements.

        . The accuracy or reliability of the auditor's opinion as to the company's financial position.

     . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

  . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

  . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

  .   Board structure

  .   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;

  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

  .   Are interested directors and sit on the audit or nominating committee; or

  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

  .   Past performance relative to its peers

  .   Market in which fund invests

  . Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

  .   Past shareholder activism, board activity and votes on related proposals

  .   Strategy of the incumbents versus the dissidents

  .   Independence of incumbent directors; director nominees

  .   Experience and skills of director nominees

  .   Governance profile of the company

  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Past performance as a closed-end fund

  .   Market in which the fund invests

  .   Measures taken by the board to address the discount

  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

  .   Proposed and current fee schedules

  .   Fund category/investment objective

  .   Performance benchmarks

  .   Share price performance as compared with peers

  .   Resulting fees relative to peers

  .   Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

  .   Stated specific financing purpose

  .   Possible dilution for common shares

  .   Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

  .   Potential competitiveness

  .   Regulatory developments

  .   Current and potential returns

  .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

  .   Fund's target investments

  .   Reasons given by the fund for the change

  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

  .   Political/economic changes in the target market

  .   Consolidation in the target market

  .   Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

  .   Potential competitiveness

  .   Current and potential returns

  .   Risk of concentration

  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

  .   Strategies employed to salvage the company

  .   Past performance of the fund

  .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

  .   The degree of change implied by the proposal

  .   The efficiencies that could result

  .   The state of incorporation; net effect on shareholder rights

  .   Regulatory standards and implications

CMA will vote FOR:

  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

  .   Proposals enabling the Board to:

      .  Change, without shareholder approval the domicile of the fund

      . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

  .   Regulations of both states

  .   Required fundamental policies of both states

  .   The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Fees charged to comparably sized funds with similar objectives

  .   The proposed distributor's reputation and past performance

  .   The competitiveness of the fund in the industry

  .   Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Resulting fee structure

  .   Performance of both funds

  .   Continuity of management personnel

  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

  .   Performance of the fund's NAV

  .   The fund's history of shareholder relations

  .   The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.
       1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

       2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

       3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

       4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

       5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

       6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

       7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

   . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

   . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

   . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

   . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

   . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

       . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

   . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

   . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

Appendix B - Pro Forma Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                                     Columbia Utilities Columbia Dividend  Columbia Dividend
                                                           Fund            Income Fund        Income Fund
                                                       Acquired Fund      Acquiring Fund   Pro-Forma Combined
                                         % of Net    -----------------  ------------------ ------------------
                                          Assets     Shares   Value ($) Shares  Value ($)  Shares  Value ($)
                                       ------------  -------  --------- ------- ---------- ------- ----------
Common Stocks                                  87.8%
CONSUMER DISCRETIONARY                          3.7%
Hotels, Restaurants & Leisure                   0.7%
McDonald's Corp.......................                    --         -- 186,525  6,246,722 186,525  6,246,722
                                                              ---------         ----------         ----------
                                                                     --          6,246,722          6,246,722
                                                              ---------         ----------         ----------
Media                                           1.8%
Comcast Corp., Class A (a)............               217,800  6,398,964                    217,800  6,398,964
McGraw-Hill Companies, Inc............                    --         --  56,000  2,690,240  56,000  2,690,240
Meredith Corp.........................                    --         --  48,000  2,394,720  48,000  2,394,720
Time Warner, Inc......................                    --         -- 261,000  4,726,710 261,000  4,726,710
                                                              ---------         ----------         ----------
                                                              6,398,964          9,811,670         16,210,634
                                                              ---------         ----------         ----------
Multiline Retail                                1.0%
Federated Department Stores, Inc......                    --         --  38,000  2,541,060  38,000  2,541,060
J.C. Penney Co., Inc..................                    --         -- 144,500  6,852,190 144,500  6,852,190
                                                              ---------         ----------         ----------
                                                                     --          9,393,250          9,393,250
                                                              ---------         ----------         ----------
Speciality Retail                               0.3%
Sherwin-Williams Co...................                    --         --  56,000  2,467,920  56,000  2,467,920
                                                              ---------         ----------         ----------
                                                                     --          2,467,920          2,467,920
                                                              ---------         ----------         ----------
                                       CONSUMER
                                       DISCRETIONARY TOTAL    6,398,964         27,919,562         34,318,526
                                                              ---------         ----------         ----------
CONSUMER STAPLES                                5.0%
Beverages                                       1.5%
Anheuser-Busch Companies, Inc.........                    --         --  34,000  1,463,360  34,000  1,463,360
Diageo PLC, ADR.......................                    --         -- 140,500  8,150,405 140,500  8,150,405
PepsiCo, Inc..........................                    --         --  74,500  4,224,895  74,500  4,224,895
                                                              ---------         ----------         ----------
                                                                     --         13,838,660         13,838,660
                                                              ---------         ----------         ----------
Food Products                                   0.5%
General Mills, Inc....................                    --         --  50,000  2,410,000  50,000  2,410,000
Kraft Foods, Inc., Class A............                    --         --  72,000  2,202,480  72,000  2,202,480
                                                              ---------         ----------         ----------
                                                                     --          4,612,480          4,612,480
                                                              ---------         ----------         ----------
Household Products                              0.8%
Clorox Co.............................                    --         --  44,000  2,443,760  44,000  2,443,760
Kimberly-Clark Corp...................                    --         --  86,000  5,119,580  86,000  5,119,580
                                                              ---------         ----------         ----------
                                                                     --          7,563,340          7,563,340
                                                              ---------         ----------         ----------
Personal Products                               0.4%
Gillette Co...........................                               --  60,000  3,492,000  60,000  3,492,000
                                                              ---------         ----------         ----------
                                                                     --          3,492,000          3,492,000
                                                              ---------         ----------         ----------
Tobacco                                         1.8%
Altria Group, Inc.....................                    --         -- 148,500 10,945,935 148,500 10,945,935
Reynolds American, Inc................                    --         --  44,000  3,652,880  44,000  3,652,880
UST, Inc..............................                    --         --  60,000  2,511,600  60,000  2,511,600
                                                              ---------         ----------         ----------
                                                                     --         17,110,415         17,110,415
                                                              ---------         ----------         ----------
                                       CONSUMER STAPLES TOTAL        --         46,616,895         46,616,895
                                                              ---------         ----------         ----------
ENERGY                                          6.5%
Energy Equipment & Services                     0.1%
Halliburton Co........................                    --         --  20,000  1,370,400  20,000  1,370,400
                                                              ---------         ----------         ----------
                                                                     --          1,370,400          1,370,400
                                                              ---------         ----------         ----------
Oil, Gas & Consumable Fuels                     6.3%
BP PLC, ADR...........................                    --         -- 146,500 10,379,525 146,500 10,379,525
ChevronTexaco Corp....................                    --         -- 164,500 10,648,085 164,500 10,648,085
ConocoPhillips........................                    --         --  60,000  4,194,600  60,000  4,194,600
Exxon Mobil Corp......................                    --         -- 359,000 22,810,860 359,000 22,810,860
Kinder Morgan, Inc....................                    --         --  58,000  5,577,280  58,000  5,577,280
Royal Dutch Shell PLC, Class A, ADR...                    --         --  72,500  4,758,900  72,500  4,758,900
                                                              ---------         ----------         ----------
                                                                     --         58,369,250         58,369,250
                                                              ---------         ----------         ----------
                                       ENERGY TOTAL                  --         59,739,650         59,739,650
                                                              ---------         ----------         ----------

                See Accompanying Notes to Financial Statements

                                                       Columbia Utilities    Columbia Dividend   Columbia Dividend
                                         % of Net            Fund               Income Fund         Income Fund
                                          Assets         Acquired Fund        Acquiring Fund    Pro-Forma Combined
                                     ----------------  ------------------   ------------------- -------------------
FINANCIALS                                       14.4%
Capital Markets                                   1.8%
Bank of New York Co., Inc...........                   --         --        119,500   3,514,495 119,500   3,514,495
Federated Investors, Inc., Class B..                   --         --        240,000   7,975,200 240,000   7,975,200
Morgan Stanley......................                   --         --        102,500   5,528,850 102,500   5,528,850
                                                                  --------          -----------         -----------
                                                                  --                 17,018,545          17,018,545
                                                                  --------          -----------         -----------
Commercial Banks                                  3.0%
National City Corp..................                   --         --        159,650   5,338,696 159,650   5,338,696
PNC Financial Services Group, Inc...                   --         --         42,250   2,451,345  42,250   2,451,345
U.S. Bancorp........................                   --         --        263,000   7,385,040 263,000   7,385,040
Wachovia Corp.......................                   --         --        150,500   7,162,295 150,500   7,162,295
Wells Fargo & Co....................                   --         --         97,500   5,710,575  97,500   5,710,575
                                                                  --------          -----------         -----------
                                                                  --                 28,047,951          28,047,951
                                                                  --------          -----------         -----------
Consumer Finance                                  0.4%
MBNA Corp...........................                   --         --        162,000   3,991,680 162,000   3,991,680
                                                                  --------          -----------         -----------
                                                                  --                  3,991,680           3,991,680
                                                                  --------          -----------         -----------
Diversified Financial Services                    2.8%
Citigroup, Inc......................                   --         --        371,000  16,887,920 371,000  16,887,920
JPMorgan Chase & Co.................                   --         --        254,000   8,618,220 254,000   8,618,220
                                                                  --------          -----------         -----------
                                                                  --                 25,506,140          25,506,140
                                                                  --------          -----------         -----------
Insurance                                         4.5%
Allstate Corp.......................                   --         --         50,000   2,764,500  50,000   2,764,500
Arthur J. Gallagher & Co............                   --         --        201,000   5,790,810 201,000   5,790,810
Chubb Corp..........................                   --         --         55,000   4,925,250  55,000   4,925,250
Lincoln National Corp...............                   --         --        175,500   9,129,510 175,500   9,129,510
MBIA, Inc...........................                   --         --         85,000   5,152,700  85,000   5,152,700
St. Paul Travelers Companies, Inc...                   --         --        136,500   6,124,755 136,500   6,124,755
UnumProvident Corp..................                   --         --        255,000   5,227,500 255,000   5,227,500
Willis Group Holdings Ltd...........                   --         --         72,500   2,722,375  72,500   2,722,375
                                                                  --------          -----------         -----------
                                                                  --                 41,837,400          41,837,400
                                                                  --------          -----------         -----------
Real Estate                                       1.3%
Archstone-Smith Trust, REIT.........                   --         --         45,000   1,794,150  45,000   1,794,150
AvalonBay Communities, Inc., REIT...                   --         --         11,000     942,700  11,000     942,700
Equity Office Properties Trust, REIT                   --         --         64,000   2,093,440  64,000   2,093,440
Kimco Realty Corp., REIT............                   --         --         72,000   2,262,240  72,000   2,262,240
New Plan Excel Realty Trust.........                   --         --        183,000   4,199,850 183,000   4,199,850
Vornado Realty Trust, REIT..........                   --         --         10,500     909,510  10,500     909,510
                                                                  --------          -----------         -----------
                                                                  --                 12,201,890          12,201,890
                                                                  --------          -----------         -----------
Thrifts & Mortgage Finance                        0.5%
Freddie Mac.........................                   --         --         84,500   4,770,870  84,500   4,770,870
                                                                  --------          -----------         -----------
                                                                  --                  4,770,870           4,770,870
                                                                  --------          -----------         -----------
                                     FINANCIALS TOTAL             --                133,374,476         133,374,476
                                                                  --------          -----------         -----------
HEALTH CARE                                       5.4%
Health Care Providers & Services                  0.4%
Aetna, Inc..........................                   --         --         46,000   3,962,440  46,000   3,962,440
                                                                  --------          -----------         -----------
                                                                  --                  3,962,440           3,962,440
                                                                  --------          -----------         -----------
Pharmaceuticals                                   5.0%
Abbott Laboratories.................                   --         --        130,500   5,533,200 130,500   5,533,200
Bristol-Myers Squibb Co.............                   --         --        112,000   2,694,720 112,000   2,694,720
GlaxoSmithKline PLC, ADR............                   --         --        216,000  11,076,480 216,000  11,076,480
Merck & Co., Inc....................                   --         --         88,500   2,408,085  88,500   2,408,085
Novartis AG, ADR....................                   --         --        155,500   7,930,500 155,500   7,930,500
Pfizer, Inc.........................                   --         --        662,000  16,530,140 662,000  16,530,140
                                                                  --------          -----------         -----------
                                                                  --                 46,173,125          46,173,125
                                                                  --------          -----------         -----------
                                        HEALTHCARE TOTAL          --                 50,135,565          50,135,565
                                                                  --------          -----------         -----------

                See Accompanying Notes to Financial Statements

                                       Columbia Utilities   Columbia Dividend  Columbia Dividend
                              % of Net       Fund              Income Fund        Income Fund
                               Assets    Acquired Fund        Acquiring Fund   Pro-Forma Combined
                              -------- ------------------   ------------------ ------------------
INDUSTRIALS                     5.2%
Aerospace & Defense             0.9%
Boeing Co....................          --         --         60,000  4,077,000  60,000  4,077,000
United Technologies Corp.....          --         --         84,500  4,380,480  84,500  4,380,480
                                                  --------          ----------         ----------
                                                  --                 8,457,480          8,457,480
                                                  --------          ----------         ----------
Building Products               0.5%
Masco Corp...................          --         --        155,500  4,770,740 155,500  4,770,740
                                                  --------          ----------         ----------
                                                  --                 4,770,740          4,770,740
                                                  --------          ----------         ----------
Commercial Services &
  Supplies                      0.6%
Waste Management, Inc........          --         --        206,000  5,893,660 206,000  5,893,660
                                                  --------          ----------         ----------
                                                  --                 5,893,660          5,893,660
                                                  --------          ----------         ----------
Industrial Conglomerates        2.6%
General Electric Co..........          --         --        582,000 19,595,940 582,000 19,595,940
Textron, Inc.................          --         --         68,500  4,912,820  68,500  4,912,820
                                                  --------          ----------         ----------
                                                  --                24,508,760         24,508,760
                                                  --------          ----------         ----------
Machinery                       0.4%
Deere & Co...................          --         --         66,500  4,069,800  66,500  4,069,800
                                                  --------          ----------         ----------
                                                  --                 4,069,800          4,069,800
                                                  --------          ----------         ----------
                              INDUSTRIALS TOTAL   --                47,700,440         47,700,440
                                                  --------          ----------         ----------
INFORMATION TECHNOLOGY          3.9%
Communications Equipment        0.6%
Nokia Oyj, ADR...............          --         --        351,500  5,943,865 351,500  5,943,865
                                                  --------          ----------         ----------
                                                  --                 5,943,865          5,943,865
                                                  --------          ----------         ----------
Computers & Peripherals         1.5%
Diebold, Inc.................          --         --        117,194  4,038,505 117,194  4,038,505
Hewlett-Packard Co...........          --         --        348,000 10,161,600 348,000 10,161,600
                                                  --------          ----------         ----------
                                                  --                14,200,105         14,200,105
                                                  --------          ----------         ----------
IT Services                     0.5%
Automatic Data Processing,
  Inc........................          --         --        110,500  4,755,920 110,500  4,755,920
                                                  --------          ----------         ----------
                                                  --                 4,755,920          4,755,920
                                                  --------          ----------         ----------
Semiconductors &
  Semiconductor Equipment       1.2%
Intel Corp...................          --         --        191,000  4,708,150 191,000  4,708,150
KLA-Tencor Corp..............          --         --         36,000  1,755,360  36,000  1,755,360
Taiwan Semiconductor
  Manufacturing Co., Ltd.,
  ADR........................          --         --        602,500  4,952,550 602,500  4,952,550
                                                  --------          ----------         ----------
                                                  --                11,416,060         11,416,060
                                                  --------          ----------         ----------
                              INFORMATION
                              TECHNOLOGY TOTAL    --                36,315,950         36,315,950
MATERIALS                       1.7%
Chemicals                       1.3%
Dow Chemical Co..............          --         --        115,000  4,792,050 115,000  4,792,050
E.I. du Pont de Nemours & Co.          --         --        106,000  4,152,020 106,000  4,152,020
Lyondell Chemical Co.........          --         --         96,000  2,747,520  96,000  2,747,520
                                                  --------          ----------         ----------
                                                  --                11,691,590         11,691,590
                                                  --------          ----------         ----------
Paper & Forest Products         0.4%
Weyerhaeuser Co..............          --         --         56,000  3,850,000  56,000  3,850,000
                                                  --------          ----------         ----------
                                                  --                 3,850,000          3,850,000
                                                  --------          ----------         ----------
                              MATERIALS TOTAL     --                15,541,590         15,541,590

                See Accompanying Notes to Financial Statements

                                              Columbia Utilities          Columbia Dividend  Columbia Dividend Income
                             % of Net                Fund                    Income Fund             Fund
                              Assets             Acquired Fund              Acquiring Fund    Pro-Forma Combined
                             --------         --------------------------- ------------------ ------------------------
TELECOMMUNICATION SERVICES..   12.7%
Diversified
  Telecommunication Services   10.1%
AT&T, Inc...................                  245,900           4,868,820      --         --   245,900     4,868,820
BellSouth Corp..............                  693,950          17,198,885 263,000  6,916,900   956,950    24,115,785
CenturyTel, Inc.............                   30,000           1,049,400      --         --    30,000     1,049,400
Citizens Communications Co..                   72,200             978,310      --         --    72,200       978,310
MCI, Inc....................                   93,700           2,377,169      --         --    93,700     2,377,169
New Skies Satellites
  Holdings Ltd..............                   75,000           1,578,750      --         --    75,000     1,578,750
Qwest Communications
  International, Inc. (a)...                  420,800           1,725,280      --         --   420,800     1,725,280
SBC Communications, Inc.....                  838,200          20,091,654 297,000  7,119,090 1,135,200    27,210,744
Verizon Communications, Inc.                  679,200          22,203,048 231,000  7,551,390   910,200    29,754,438
                                                              -----------         ----------             -----------
                                                               72,071,316         21,587,380              93,658,696
                                                              -----------         ----------             -----------
Wireless Telecommunication
  Services                      2.6%
Vodafone Group PLC, ADR.....                       --                  -- 158,000  4,103,260   158,000     4,103,260
ALLTEL Corp.................                   31,963           2,081,111                 --    31,963     2,081,111
Centennial Communications
  Corp. (a).................                  581,900           8,716,862      --         --   581,900     8,716,862
Sprint Nextel Corp..........                  400,000           9,512,000      --         --   400,000     9,512,000
                                                              -----------         ----------             -----------
                                                               20,309,973          4,103,260              24,413,233
                                                              -----------         ----------             -----------
                             TELECOMMUNICATION SERVICES TOTAL  92,381,289         25,690,640             118,071,929
                                                              -----------         ----------             -----------
UTILITIES...................   29.4%
Electric Utilities..........   12.6%
Allegheny Energy, Inc. (a)..                   65,000           1,996,800      --         --    65,000     1,996,800
American Electric Power
  Co., Inc..................                  225,900           8,968,230      --         --   225,900     8,968,230
Cinergy Corp................                  140,900           6,257,369      --         --   140,900     6,257,369
Edison International........                  300,700          14,217,096      --         --   300,700    14,217,096
Entergy Corp................                   97,400           7,238,768      --         --    97,400     7,238,768
Exelon Corp.................                  308,900          16,507,616      --         --   308,900    16,507,616
FirstEnergy Corp............                  133,200           6,942,384      --         --   133,200     6,942,384
FPL Group, Inc..............                  325,400          15,489,040      --         --   325,400    15,489,040
Pinnacle West Capital Corp..                   88,200           3,887,856      --         --    88,200     3,887,856
PPL Corp....................                  214,200           6,925,086      --         --   214,200     6,925,086
Progress Energy, Inc........                  131,000           5,862,250      --         --   131,000     5,862,250
Southern Co.................                  526,800          18,838,368  92,000  3,289,920   618,800    22,128,288
                                                              -----------         ----------             -----------
                                                              113,130,863          3,289,920             116,420,783
                                                              -----------         ----------             -----------
Gas-Utilities                   0.0%
Nicor, Inc..................                      100               4,203      --         --       100         4,203
Peoples Energy Corp.........                      100               3,938      --         --       100         3,938
                                                              -----------         ----------             -----------
                                                                    8,141                 --                   8,141
                                                              -----------         ----------             -----------
Independent Power
  Producers & Energy Traders    5.6%
AES Corp. (a)...............                  265,400           4,360,522      --         --   265,400     4,360,522
Calpine Corp. (a)...........                  385,600             998,704      --         --   385,600       998,704
Constellation Energy Group,
  Inc.......................                  142,400           8,771,840      --         --   142,400     8,771,840
Duke Energy Corp............                  363,700          10,609,129      --         --   363,700    10,609,129
Dynegy, Inc., Class A (a)...                  365,100           1,719,621      --         --   365,100     1,719,621
TXU Corp....................                  185,300          20,916,664  38,000  4,289,440   223,300    25,206,104
                                                              -----------         ----------             -----------
                                                               47,376,480          4,289,440              51,665,920
                                                              -----------         ----------             -----------
Multi-Utilities                11.2%
Ameren Corp.................                   45,800           2,449,842      --         --    45,800     2,449,842
CenterPoint Energy, Inc.....                  202,500           3,011,175      --         --   202,500     3,011,175
CMS Energy Corp. (a)........                  143,200           2,355,640      --         --   143,200     2,355,640
Consolidated Edison, Inc....                   97,500           4,733,625  20,000    971,000   117,500     5,704,625
Dominion Resources, Inc.....                  204,060          17,577,729  70,500  6,072,870   274,560    23,650,599
DTE Energy Co...............                   28,400           1,302,424      --         --    28,400     1,302,424
KeySpan Corp................                      100               3,678      --         --       100         3,678
NiSource, Inc...............                   34,900             846,325      --         --    34,900       846,325
PG&E Corp...................                  367,700          14,432,225      --         --   367,700    14,432,225
Public Service Enterprise
  Group, Inc................                  392,300          25,248,428  96,000  6,178,560   488,300    31,426,988
Sempra Energy...............                  151,300           7,120,178  70,000  3,294,200   221,300    10,414,378

                See Accompanying Notes to Financial Statements

                                                   Columbia Utilities   Columbia Dividend   Columbia Dividend
                                     % of Net             Fund             Income Fund         Income Fund
                                      Assets          Acquired Fund      Acquiring Fund    Pro-Forma Combined
                                 ----------------  ------------------- ------------------- -------------------
TECO Energy, Inc................                   143,500   2,585,870      --          -- 143,500   2,585,870
Xcel Energy, Inc................                   263,500   5,167,235      --          -- 263,500   5,167,235
                                                           -----------         -----------         -----------
                                                            86,834,374          16,516,630         103,351,004
                                                           -----------         -----------         -----------
                                 UTILITIES TOTAL           247,349,858          24,095,990         271,445,848
                                                           -----------         -----------         -----------
                                 TOTAL COMMON STOCKS       346,130,111         467,130,758         813,260,869
Preferred Stocks                              0.3%
UTILITIES                                     0.3%
Electric Utilities                            0.3%
Entergy Arkansas, Inc.,
  7.880%........................                     4,400     444,400      --          --   4,400     444,400
Entergy Gulf States, Inc.,
  7.560%........................                    10,000     990,000      --          --  10,000     990,000
Northern Indiana Public
  Service Co., 7.440%...........                     9,000     908,100      --          --   9,000     908,100
                                                           -----------         -----------         -----------
                                                             2,342,500                  --           2,342,500
                                                           -----------         -----------         -----------
                                 UTILITIES TOTAL             2,342,500                               2,342,500
                                                           -----------         -----------         -----------
                                 TOTAL PREFERRED STOCKS      2,342,500                  --           2,342,500
Convertible Preferred Stocks                  2.9%
FINANCIALS                                    2.5%
Diversified Financial Services                0.3%
Merrill Lynch & Co., Inc.
  6.750%........................                        --          --  74,500   2,812,375  74,500   2,812,375
                                                           -----------         -----------         -----------
                                                                    --           2,812,375           2,812,375
                                                           -----------         -----------         -----------
Insurance                                     2.2%
Hartford Financial Services
  Group, Inc. 7.000%............                        --          --  44,000   3,086,600  44,000   3,086,600
Travelers Property Casualty
  Corp. 4.500%..................                        --          -- 132,500   3,187,950 132,500   3,187,950
XL Capital Ltd. 6.500%..........                        --          -- 263,000   6,004,290 263,000   6,004,290
UnumProvident Corp.
  8.250%........................                        --          -- 144,500   5,720,466 144,500   5,720,466
Genworth Financial, Inc.
  6.000%........................                        --          --  74,000   2,656,600  74,000   2,656,600
                                                           -----------         -----------         -----------
                                                                    --          20,655,906          20,655,906
                                                           -----------         -----------         -----------
                                 FINANCIALS TOTAL                   --          23,468,281          23,468,281
MATERIALS                                     0.4%
                                                           -----------         -----------         -----------
Metals & Mining                               0.4%
Freeport-McMoRan Copper &
  Gold, Inc. 5.500%(b)..........                        --          --   2,425   2,678,412   2,425   2,678,412
Freeport-McMoRan Copper &
  Gold, Inc. 5.500%.............                        --          --     575     635,088     575     635,088
                                                           -----------         -----------         -----------
                                                                    --           3,313,500           3,313,500
                                                           -----------         -----------         -----------
                                 MATERIALS TOTAL                    --           3,313,500           3,313,500
                                                           -----------         -----------         -----------
                                 TOTAL CONVERTIBLE
                                 PREFERRED STOCKS                   --          26,781,781          26,781,781
                                                           -----------         -----------         -----------
Adjustable Rate Preferred
  Stocks                                      0.0%
UTILITIES                                     0.0%
Electric Utilities                            0.0%
Entergy Gulf States Inc., Series
  A, 7.000% (c).................                     4,491     451,626      --          --   4,491     451,626
                                                           -----------         -----------         -----------
                                                               451,626                  --             451,626
                                                           -----------         -----------         -----------
                                 UTILITIES TOTAL               451,626                  --             451,626
                                                           -----------         -----------         -----------
                                 TOTAL ADJUSTABLE RATE
                                 PREFERRED STOCK               451,626                  --             451,626
                                                           -----------         -----------         -----------
                                                     Units               Units               Units

Warrants                                      0.0%

                See Accompanying Notes to Financial Statements

                                                Columbia Utilities           Columbia Dividend           Columbia Dividend
                              % of Net                 Fund                     Income Fund                 Income Fund
                               Assets             Acquired Fund                Acquiring Fund            Pro-Forma Combined
                          ---------------  -------------------------    -------------------------    --------------------------
UTILITIES                             0.0%
Diversified
  Telecommunication
  Services                            0.0%
Lucent Technologies,
Inc......................                      10,439          9,917            --             --         10,439          9,917
                                                         -----------                  -----------                   -----------
                                                               9,917                           --                         9,917
                                                         -----------                  -----------                   -----------
                          UTILITIES TOTAL                      9,917                           --                         9,917
                                                         -----------                  -----------                   -----------
                          TOTAL WARRANTS                       9,917                           --                         9,917
                                                         -----------                                                -----------
                                                 Par ($)                      Par ($)                       Par ($)

Short-Term Obligations                8.8%
Repurchase agreement
  with State Street
  Bank & Trust Co.,
  dated 9/30/05, due
  10/01/05 at 3.150%,
  collateralized by a
  U.S. Treasury Bill
  maturing 08/15/07,
  market value of
  $67,917,238
  (repurchase proceeds
  $66,589,826)...........                  66,584,000     66,584,000            --             --     66,584,000     66,584,000
Repurchase agreement
  with State Street
  Bank & Trust Co.,
  dated 09/30/05, due
  10/03/05 at 3.150%,
  collateralized by a
  U.S. Treasury Bond
  maturing 08/15/19,
  market value of
  $15,594,159
  (repurchase proceeds
  $15,287,012)...........                          --             --    15,283,000     15,283,000     15,283,000     15,283,000
                                                         -----------                  -----------                   -----------
                          TOTAL SHORT-TERM
                          OBLIGATIONS                     66,584,000                   15,283,000                    81,867,000
                                                         -----------                  -----------                   -----------
                                                                                                       Pro-Forma
                                                                                                     Adjustments

Total Investments                    99.9%               415,518,154                  509,195,539                   924,713,693
Other Assets &
  Liabilities, Net.......             0.1%                 1,224,893                      221,037       (240,612)     1,205,318
                                                         -----------                  -----------                   -----------
Net Assets                          100.0%               416,743,047                  509,416,576                   925,919,011
                                                         -----------                  -----------                   -----------
Total Investments at Cost                                339,668,872(d)               464,199,027(e)                803,867,899
                                                         -----------                  -----------                   -----------
--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, thus security, which is not illiquid, amounted to $2,678,412, which represents 0.3% of net assets
(c) Adjustable rate preferred stock. The interest rate shown reflects the rate as of September 30, 2005.
(d) Cost for federal income tax purposes is $339,668,872.
(e) Cost for federal income tax purposes is $464,845,505.

        Acronym           Name
        -------           ------------------------------------------
ADR                       American Depositary Receipt
REIT                      American Depositary Receipt

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
As of September 30, 2005 (unaudited)

                                                         Columbia Utilities Columbia Dividend                Columbia Dividend
                                                                Fund           Income Fund      Pro Forma       Income Fund
                                                           Acquired Fund     Acquiring Fund    Adjustments   Pro-Forma Combined
                                                         ------------------ ----------------- -----------    ------------------
Assets
   Investments, at cost.................................   $ 339,668,872      $464,199,027    $       --       $  803,867,899
                                                           -------------      ------------    ----------       --------------
   Investments, at value................................   $ 415,518,154      $509,195,539    $       --       $  924,713,693
   Cash.................................................             559            72,432            --               72,991
   Receivable for:......................................
       Investments sold.................................       2,304,093                --            --            2,304,093
       Fund shares sold.................................         180,156         2,179,186            --            2,359,342
       Interest.........................................           5,826             1,337            --                7,163
       Dividends........................................         588,151         1,163,919            --            1,752,070
       Foreign tax reclaims.............................              --             3,157            --                3,157
   Expense reimbursement due from Investment Advisor....              --            73,989            --               73,989
   Deferred Trustees' compensation plan.................          43,990            22,691            --               66,681
                                                           -------------      ------------    ----------       --------------
          Total Assets..................................     418,640,929       512,712,250            --          931,353,179
                                                           -------------      ------------    ----------       --------------
Liabilities
   Payable for:.........................................
       Investments purchased............................         782,882            74,200            --              857,082
       Fund shares repurchased..........................         515,709         1,041,499            --            1,557,208
       Distributions....................................              --         1,700,815                          1,700,815
       Investment advisory fee..........................         221,432           283,366            --              504,798
       Administration fee...............................              --            26,528            --               26,528
       Transfer agent fee...............................         130,212            36,685            --              166,897
       Pricing and bookkeeping fees.....................          12,061             7,757            --               19,818
       Trustees' fees...................................           2,620             1,000            --                3,620
       Custody fee......................................             812             1,900            --                2,712
   Distribution and service fees........................         114,870            49,719            --              164,589
   Chief compliance and officer expenses and fees.......           1,299             1,325            --                2,624
   Deferred Trustees' fees..............................          43,990            22,691            --               66,681
   Other liabilities....................................          71,995            48,189       240,612(e)           360,796
                                                           -------------      ------------    ----------       --------------
          Total Liabilities.............................       1,897,882         3,295,674       240,612            5,434,168
                                                           -------------      ------------    ----------       --------------
   Net Assets...........................................   $ 416,743,047      $509,416,576    $ (240,612)(e)   $  925,919,011
                                                           =============      ============    ==========       ==============
Composition of Net Assets
   Paid-in capital......................................   $ 622,336,518      $489,482,202            --       $1,111,818,720
   Undistributed net investment income..................         209,600           691,668      (240,612)(e)          660,656
   Accumulated net realized loss........................    (281,652,353)      (25,753,806)           --         (307,406,159)
   Net unrealized appreciation (depreciation) on
     investments........................................      75,849,282        44,996,512            --          120,845,794
                                                           -------------      ------------    ----------       --------------
Net Assets                                                 $ 416,743,047      $509,416,576    $ (240,612)(e)   $  925,919,011
                                                           =============      ============    ==========       ==============
Class A (a)
   Net assets...........................................   $ 322,287,379      $ 27,533,814      (186,077)(e)   $  349,635,116
   Shares outstanding...................................      22,609,891         2,291,918     4,209,535(f)        29,111,344
                                                           =============      ============                     ==============
   Net asset value per share (b) (c)....................   $       14.25      $      12.01                     $        12.01
                                                           =============      ============                     ==============
   Maximum sales charge.................................            4.75%             5.75%                              5.75%
                                                           =============      ============                     ==============
   Maximum offering price per share (d).................   $       14.50      $      12.74                     $        12.74
                                                           =============      ============                     ==============
Class B (a)
   Net assets...........................................   $  53,125,286      $ 17,359,442       (30,672)(e)   $   70,454,056
   Shares outstanding...................................       3,726,862         1,474,474       784,150(f)         5,985,486
                                                           =============      ============                     ==============
   Net asset value and offering price per share (b) (c).   $       14.25      $      11.77                     $        11.77
                                                           =============      ============                     ==============
Class C (a)
   Net assets...........................................   $   6,847,710      $  3,959,346        (3,954)(e)   $   10,803,102
   Shares outstanding...................................         480,014           336,560       101,938(f)           918,512
                                                           =============      ============                     ==============
   Net asset value and offering price per share (b) (c).   $       14.27      $      11.76                     $        11.76
                                                           =============      ============                     ==============
Class G
   Net assets...........................................              --      $  3,291,196            --       $    3,291,196
   Shares outstanding...................................              --           279,791            --              279,791
                                                           =============      ============                     ==============
   Net asset value and offering price per share (b) (c).              --      $      11.76                     $        11.76
                                                           =============      ============                     ==============
Class T (a)
   Net assets...........................................   $          --        99,147,649            --           99,147,649
   Shares outstanding...................................              --         8,253,636            --            8,253,636
   Net asset value per share (b) (c)....................   $          --      $      12.01                     $        12.01
   Maximum sales charge.................................              --              5.75%                              5.75%
                                                           =============      ============                     ==============
   Maximum offering price per share (d).................   $          --      $      12.74                     $        12.74
                                                           =============      ============                     ==============
Class Z (a)
   Net assets...........................................   $  34,482,672      $358,125,129       (19,909)(e)   $  392,587,892
   Shares outstanding...................................       2,423,457        29,812,803       446,049(f)        32,682,309
                                                           =============      ============                     ==============
   Net asset value, offering and redemption price per
     share..............................................   $       14.23      $      12.01                     $        12.01
                                                           =============      ============                     ==============

--------
(a) Class A, B, C and Z shares of Columbia Utilities Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Dividend Income Fund based on the net asset value per share of Columbia Dividend Income Fund's Class A, B, C and Z shares at the time of the merger.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Redemption price per share is equal to net asset value less any applicable redemption fees.
(d) On sales of $50,000 or more the offering price is reduced.
(e) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $240,612 and $0 to be borne by Columbia Utilities Fund and Columbia Dividend Income Fund, respectively.
(f) Reflects estimated shares issued to Columbia Utilities Fund at the time of the merger.

                See Accompanying Notes to Financial Statements.

PRO-FORMA COMBINING STATEMENTS OF OPERATIONS
For the Period Ended September 30, 2005 (unaudited)

                                                      Columbia Utilities Columbia Dividend
                                                             Fund           Income Fund     Pro-Forma  Columbia Dividend Income
                                                        Acquired Fund     Acquiring Fund   Adjustments Fund Pro-Forma Combined
                                                      ------------------ ----------------- ----------- ------------------------
Investment Income:
Dividends............................................    $ 12,498,602       $11,310,319     $      --        $ 23,808,921
Interest.............................................       1,554,019           488,364            --           2,042,383
Foreign taxes withheld...............................                                --            --                  --
                                                         ------------       -----------     ---------        ------------
   Total Investment Income...........................      14,052,621        11,798,683            --          25,851,304
                                                         ------------       -----------     ---------        ------------
Expenses:
Investment advisory fee..............................       2,659,713         2,620,258        61,010           5,340,981(a)
Administration fee...................................              --           249,737       273,633             523,370(a)
Distribution fee:
       Class B.......................................         412,507           101,801            --             514,308(a)
       Class C.......................................          49,871            23,255            --              73,126(a)
       Class G.......................................              --            32,558            --             32,558 (a)
Service fee:
       Class A.......................................         790,655            45,248            --             835,903(a)
       Class B.......................................         137,502            33,934            --             171,436(a)
       Class C.......................................          16,624             7,747            --              24,371(a)
       Class G.......................................              --            15,027            --              15,027(a)
Shareholder service fee--Class T.....................              --           305,335            --             305,335(a)
Transfer agent fee...................................         799,832           444,428      (363,034)            881,226(c)
Pricing and bookkeeping fees.........................         114,944            60,286       (12,673)            162,557(a)
Directors' fees......................................          23,715            12,894        (7,905)             28,704(b)
Custody fee..........................................          10,567            21,045            --              31,612
Chief compliance officer expenses and fees...........           4,630             4,154            --               8,784
Non-recurring costs..................................           7,405             6,687            --              14,092
Other expenses.......................................         263,137           248,738       (79,912)            431,963(b)
                                                         ------------       -----------     ---------        ------------
   Total Expenses....................................       5,291,102         4,233,132      (128,881)          9,395,353
Fees and expenses waived or reimbursed by Investment
  Advisor............................................              --          (640,062)     (502,435)         (1,142,497)(d)
Fees and expenses waived or reimbursed by Transfer
  Agent..............................................              --           (36,389)       36,389                  --(c)
Non-recurring costs assumed by Investment Advisor....          (7,405)           (6,687)           --             (14,092)
Custody earnings credit..............................              --              (878)           --                (878)
                                                         ------------       -----------     ---------        ------------
   Net Expenses......................................       5,283,697         3,549,116      (594,927)          8,237,886
                                                         ------------       -----------     ---------        ------------
Net Investment Income................................       8,768,924         8,249,567       594,927          17,613,418
                                                         ------------       -----------     ---------        ------------
Net Realized and Unrealized Gain (Loss) on
  Investments:
Net realized gain on investments.....................      43,570,577         8,581,689            --          52,152,266
Net change in unrealized appreciation/depreciation on
  investments........................................     (41,934,961)       22,296,364            --         (19,638,597)
                                                         ------------       -----------     ---------        ------------
Net Gain (Loss)......................................       1,635,616        30,878,053            --          32,513,669
                                                         ------------       -----------     ---------        ------------
Net Increase in Net Assets from Operations...........    $ 10,404,540       $39,127,620     $ 594,927        $ 50,127,087
                                                         ------------       -----------     ---------        ------------

--------
(a) Based on the contract in effect for the Columbia Dividend Income Fund, the surviving fund.
(b) Reflects elimination of duplicate expenses achieved as a result of merging funds.
(c) Reflects the impact of changes to the transfer agent fee that are expected to be implemented on the date the merger is consummated.
(d) Based on the contractual expense cap for the Columbia Dividend Income Fund, the surviving fund.

   The following table shows on an unaudited basis the capitalization of the Acquired Fund and the Acquiring Fund as of September 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Acquired Fund by the Acquiring Fund at net asset value as of that date:

                                               Columbia                 Columbia
                                  Columbia     Dividend                 Dividend
                               Utilities Fund Income Fund              Income Fund
                                 (Acquired    (Acquiring    Pro Forma   ProForma
                                   Fund)         Fund)     Adjustments Combined(1)
                               -------------- ------------ ----------- ------------
Class A
Net asset value...............  $322,287,379  $ 27,533,814 $ (186,077) $349,635,116
Shares outstanding............    22,609,891     2,291,918  4,209,535    29,111,344
Net asset value per share.....  $      14.25  $      12.01             $      12.01

Class B
Net asset value...............  $ 53,125,286  $ 17,359,442 $  (30,672) $ 70,454,056
Shares outstanding............     3,726,862     1,474,474    784,150     5,985,486
Net asset value per share.....  $      14.25  $      11.77             $      11.77

Class C
Net asset value...............  $  6,847,710  $  3,959,346 $   (3,954) $ 10,803,102
Shares outstanding............       480,014       336,560    101,938       918,512
Net asset value per share.....  $      14.27  $      11.76             $      11.76

Class G
Net asset value...............            --  $  3,291,196         --  $  3,291,196
Shares outstanding............            --       279,791         --       279,791
Net asset value per share.....            --  $      11.76             $      11.76

Class T
Net asset value...............            --  $ 99,147,649         --  $ 99,147,649
Shares outstanding............            --     8,253,636         --     8,253,636
Net asset value per share.....            --  $      12.01             $      12.01

Class Z
Net asset value...............  $ 34,482,672  $358,125,129 $  (19,909) $392,587,892
Shares outstanding............     2,423,457    29,812,803    446,049    32,692,309
Net asset value per share.....  $      14.23  $      12.01             $      12.01

--------
(1) Assumes the Merger was completed on September 30, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Dividend Income Fund will be received by the shareholders of the Columbia Utilities Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Dividend Income Fund that actually will be received on or after such date.

                         COLUMBIA DIVIDEND INCOME FUND
                                      AND
                            COLUMBIA UTILITIES FUND

                   PRO FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                              September 30, 2005
                                  (unaudited)

Note 1. Organization

Columbia Dividend Income Fund (the "Acquiring Fund" or the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Columbia Utilities Fund (the "Acquired Fund"), a series of the Columbia Funds Trust IV, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks current income and capital appreciation. The Acquired Fund seeks current income and long-term growth.

Fund Shares

The Acquiring Fund and the Acquired Fund each may issue an unlimited number of shares. The Acquiring Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. The Acquired Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund by the Acquiring Fund as if such merger had occurred on October 1, 2004. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of September 30, 2005. The Pro Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended September 30, 2005. Columbia Management Advisors, LLC ("Columbia") expects that all of the securities held by the Acquired Fund as of September 30, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated September 30, 2005 and November 30, 2005 for the Acquiring Fund and the Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at September 30, 2005:
                                Shares of    Additional Shares   Total Shares
                             Acquiring Fund   Assumed Issued     Outstanding
                             Pre-Combination    with Merger    Post Combination
Class of Shares              --------------- ----------------- ----------------
Class A Shares                  2,291,918       26,819,416        29,111,344
Class B Shares                  1,474,474        4,511,012         5,985,486
Class C Shares                    336,560          581,952           918,512
Class G Shares                    279,791               --           279,791
Class T Shares                  8,253,636               --         8,253,636
Class Z Shares                 29,812,803        2,869,506        32,682,309

Note 6. Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Management") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia Management and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia Management, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940
(ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisors and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisors Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisors and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

                         COLUMBIA FUNDS SERIES TRUST I

                                   Form N-14
                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 May 31, 2006

This Statement of Additional Information (the "SAI") relates to the proposed mergers (the "Mergers") of Columbia Tax-Managed Growth Fund (the "Tax-Managed Growth Fund"), a series of Columbia Funds Series Trust I and Columbia Growth Stock Fund (the "Growth Stock Fund" and, together with the Tax-Managed Growth Fund, the "Acquired Funds"), a series of Columbia Funds Series Trust I, into Columbia Large Cap Growth Fund (the "Acquiring Fund"), also a series of Columbia Funds Series Trust I. This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated May 31, 2006 (the "Prospectus/Proxy Statement") which relates to the Mergers. As described in the Prospectus/Proxy Statement, the Mergers would involve the transfer of all the assets of each Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of each Acquired Fund by the Acquiring Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of such Acquired Fund. The Acquiring Fund will be the survivor of each Merger for accounting purposes.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Fund at One Financial Center, Boston, Massachusetts 02111-2621, or by calling 1-800-426-3750.

TABLE OF CONTENTS

Additional Information about the Acquiring Fund                               2
Independent Registered Public Accounting Firm                                 2
Financial Statements                                                          2
Appendix A - Statement of Additional Information of the Acquiring Fund      A-1
Appendix B - Pro Forma Financial Statements                                 B-1

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated February 1, 2006, as supplemented.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110-1707, is the independent registered public accounting firm for the Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2005 are incorporated by reference into this SAI. The audited financial statements for the Acquiring Fund incorporated by reference into this SAI and the audited financial statements for the Acquired Fund incorporated by reference into the Prospectus/Proxy Statement have been so included and incorporated in reliance upon the report of PricewaterhouseCoopers LLP, given on its authority as an expert in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Fund for the Mergers are attached hereto as Appendix B.

Appendix A - Statement of Additional Information of the Acquiring Fund

                        COLUMBIA ASSET ALLOCATION FUND
                        COLUMBIA LARGE CAP GROWTH FUND
                        COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA COMMON STOCK FUND
                         COLUMBIA SMALL CAP CORE FUND
                      COLUMBIA SMALL COMPANY EQUITY FUND
                         COLUMBIA DIVIDEND INCOME FUND
                    Series of Columbia Funds Series Trust I

                       SUPPLEMENT TO EACH FUND'S CURRENT
                      STATEMENT OF ADDITIONAL INFORMATION

             This supplement applies to the "Funds" listed above.

    1. The name of the Trust is revised to read "Columbia Funds Series Trust I."

    2. The first sentence in the section entitled "Organization and History" is revised to read:

       The Trust is a Massachusetts business trust organized in 1987. Each Fund was originally organized as a series of another Massachusetts business trust prior to its reorganization as a series of the Trust on March 27, 2006.

    3. The fourth sentence in the section entitled "Organization and History" is revised to read:

       On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") were reorganized as a separate series of the Liberty-Stein Roe Investment Trust.

    4. The fifth and sixth paragraphs of the section entitled "Organization and History" are revised in their entirety to read:

       The trust of which the Funds were previously a series changed its name from "Liberty-Stein Roe Investment Trust" to "Columbia Funds Trust XI" on October 13, 2003. The Funds were reorganized as a series of the Trust on March 27, 2006.

    5. The section entitled "Ownership of the Funds" is replaced in its entirety to read:

       As of record on February 28, 2006, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

       As of record on February 28, 2006, the following shareholders of record owned 5% or more of the shares of the class of the Fund noted below:

COLUMBIA ASSET ALLOCATION FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class C Shares
         AMERICAN ENTERPRISE INVESTMENT SVCS...............     6.16
         PO BOX 9446
         MINNEAPOLIS MN 55440-9446

         FIRST CLEARING LLC................................     6.26
         FANNIE P UNGEMACK
         12 THREE ELMS RD
         BRANFORD CT 06405

         RAYMOND JAMES & ASSOC. INC........................     6.84
         FBO ROYKO TRUST
         880 CARILLON PKWY
         ST. PETERSBURG FL 33716-1100

         Class Z Shares
         BANK OF AMERICA...................................    12.58
         411 N AKARD ST
         DALLAS TX 75101-3307

         COLUMBIA LARGE CAP GROWTH FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class C Shares
         CHARLES H VENTURA.................................    11.62
         25398 LA LOMA DR
         LOS ALTOS CA 94022-4541

         Class Z Shares
         BANK OF AMERICA NA................................    42.13
         411 N AKARD ST
         DALLAS TX 75201-3307

         COLUMBIA DISCIPLINED VALUE FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class A Shares
         NFS LLC FEBO......................................    10.76
         BARBARA H BRONNER TTEE
         BARBARA BRONNER TRUST
         793 HIGHLAND PL.
         HIGHLAND PARK, IL 60035-4844

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class C Shares
         AMERICAN ENTERPRISE INVESTMENT SVCS...............     5.35
         1120 AMP FINANCIAL CENTER
         MINNEAPOLIS MN 55474-001

         MERRILL LYNCH PIERCE FENNER & SMITH...............    13.31
         FOR THE SOLE BENEFIT OF ITS CUSTOMERS
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 332246-6484

         FIRST CLEARING LLC................................     6.63
         JOHN J QUINN BENEFICIARY IRA
         WILLIAM T QUINN DECEASED
         3413 PRIMROSE ROAD
         PHILADELPHIA PA 19114

         FIRST CLEARING LLC................................     6.23
         VIRGINIA E TOMLIN IRA
         FCC AS CUSTODIAN
         1 CORKERY LANE
         MEDFORD NJ 08055

         LPL FINANCIAL SERVICES............................     9.92
         9785 TOWNE CENTRE DR
         SAN DIEGO CA 92121-1968

         Class Z Shares
         BANK OF AMERICA NA................................    79.98
         411 N AKARD ST
         DALLAS TX 75201-3307

         COLUMBIA COMMON STOCK FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class C Shares
         MERRILL LYNCH PIERCE FENNER & SMITH...............     6.93
         FOR THE SOLE BENEFIT OF ITS CUSTOMERS
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 32246-6484

         FIRST CLEARING LLC................................    15.09
         LATONYA LESTER IRREV TRUST
         WANDA THOMPSON TTEE
         4001 OFFICE COURT DR BLDB 1000
         SANTE FE NM 87501

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         FIRST CLEARING LLC................................    12.64
         SHELLY MCCORMICK IRREV TRUST
         2200 CHAMPION SPRINGS RANCH
         ANNAPOLIS MO 63620

         Class Z Shares
         BANK OF AMERICA NA................................    39.00
         411 N AKARD ST
         DALLAS TX 75201-3307

         CHARLES SCHWAB & CO INC...........................     8.80
         SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
         101 MONTGOMERY ST
         SAN FRANCISO CA 94104-4122

         COLUMBIA SMALL CAP CORE FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class A Shares
         CHARLES SCHWAB & CO INC...........................    29.05
         SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
         101 MONTGOMERY ST
         SAN FRANCISCO CA 94104-4122

         MITRA & CO........................................     6.16
         M&I TRUST COMPANY, NA
         11270 W PARK PL STE 400
         MILWAUKEE WI 53202-6648

         Class C Shares
         CITIGROUP GLOBAL MARKETS, INC.....................     9.08
         HOUSE ACCOUNT
         333 W 34/TH/ ST
         NEW YORK NY 10001-2402

         MERRILL LYNCH PIERCE FENNER & SMITH...............     6.84
         FOR THE SOLE BENEFIT OF ITS CUSTOMERS
         4800 DEER LAKE DR E FL 3
         JACKSONVILLE FL 32246-6484

         Class T Shares
         CHARLES SCHWAB & CO INC...........................    20.93
         SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
         101 MONTGOMERY ST
         SAN FRANCISCO CA 94104-4122

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class Z Shares
         BANK OF AMERICA NA................................    69.78
         411 N AKARD ST
         DALLAS TX 75201-3307

         COLUMBIA SMALL COMPANY EQUITY FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class A Shares
         BANK OF AMERICA...................................    28.12
         FBO BRISTOL HOSPITAL
         411 N AKARD ST
         DALLAS TX 75201-3307

         Class C Shares
         NFS LLC FEBO......................................     5.80
         NFS/FMTC ROLLOVER IRA
         FBO SUSAN BARRON
         101 WEST 78/TH/ STREET
         NEW YORK NY 10024-6717

         Class Z Shares
         BANK OF AMERICA NA................................    78.20
         411 N AKARD ST
         DALLAS TX 75201-3307

         COLUMBIA DIVIDEND INCOME FUND

                                                            Percent of
                                                            Class Total
         Shareholder (name and address)                         (%)
         ------------------------------                     -----------
         Class A Shares
         SEI PRIVATE TRUST CO..............................    26.88
         C/O WACHOVIA-PREMIER
         ONE FREEDOM VALLEY DRIVE
         OAKS PA 19456

         Class C Shares
         CITIGROUP GLOBAL MARKETS, INC.....................     5.36
         HOUSE ACCOUNT
         333 W 34TH ST
         NEW YORK NY 1001-2402

         Class Z Shares
         BANK OF AMERICA NA................................    92.54
         411 N AKARD ST
         DALLAS TX 75201-3307

    6. The first paragraph of the first page of Part 2 of the SAI is revised in its entirety to read:

       The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Series Trust I, Columbia Funds Institutional Trust, Liberty Variable Investment Trust and SteinRoe Variable Investment Trust (each a "Trust" and together, the "Trusts"). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to
       Part 1 of this Statement of Additional Information ("SAI") to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

    7. The section entitled "Trustees and Officers" in Part 2 of the SAI is revised to read:

       Information regarding the Trustees and officers of the Funds together with their principal business occupations during the last five years (their titles may have varied during that period) is shown below. Unless otherwise noted, the address for each Trustee and officer is c/o Columbia Funds, Mail Stop MA5-515-11-05, One Financial Center, Boston, MA 02111.

                                                                                    Number of
                                                                                  Portfolios in
                                             Year First                           Columbia Fund
                                             Elected or                              Complex
                                             Appointed   Principal Occupation(s)    Overseen       Other Directorships
Name and Year of Birth Position with Funds  to Office(1) During Past Five Years    by Trustee            Held(2)
---------------------- -------------------- ------------ ------------------------ ------------- -------------------------
Disinterested Trustee
Thomas C. Theobald     Trustee and Chairman     1996     Partner and Senior            83       Anixter International
(Born 1937)                of the Board                  Advisor, Chicago                       (network support
                                                         Growth Partners                        equipment distributor);
                                                         (private equity                        Ventas, Inc. (real estate
                                                         investing) since                       investment trust); Jones
                                                         September, 2004;                       Lang LaSalle (real
                                                         Managing Director,                     estate management
                                                         William Blair Capital                  services) and Ambac
                                                         Partners (private equity               Financial Group
                                                         investing) from                        (financial guaranty
                                                         September, 1994 to                     insurance)
                                                         September, 2004.

Douglas A. Hacker            Trustee            1996     Executive Vice                83       Nash Finch Company
(Born 1955)                                              President -- Strategy of               (food distributor)
                                                         United Airlines
                                                         (airline) since
                                                         December, 2002;
                                                         President of UAL
                                                         Loyalty Services
                                                         (airline) from
                                                         September, 2001 to
                                                         December, 2002;
                                                         Executive Vice
                                                         President and Chief
                                                         Financial Officer of
                                                         United Airlines from
                                                         July, 1999 to
                                                         September, 2001.

Janet Langford Kelly         Trustee            1996     Partner, Zelle,               83       UAL Corporation
(Born 1957)                                              Hofmann, Voelbel,                      (airline)
                                                         Mason & Gette LLP
                                                         (law firm) since March,
                                                         2005; Adjunct
                                                         Professor of Law,
                                                         Northwestern
                                                         University, since
                                                         September, 2004; Chief
                                                         Administrative Officer
                                                         and Senior Vice
                                                         President, Kmart
                                                         Holding Corporation
                                                         (consumer goods), from
                                                         September, 2003 to
                                                         March, 2004; Executive
                                                         Vice President-
                                                         Corporate Development
                                                         and Administration,
                                                         General Counsel and
                                                         Secretary, Kellogg
                                                         Company (food
                                                         manufacturer), from
                                                         September, 1999 to
                                                         August, 2003.

                                                                                    Number of
                                                                                  Portfolios in
                                            Year First                            Columbia Fund
                                            Elected or                               Complex
                                            Appointed    Principal Occupation(s)    Overseen      Other Directorships
Name and Year of Birth Position with Funds to Office(1)  During Past Five Years    by Trustee           Held(2)
---------------------- ------------------- ------------ ------------------------- ------------- -----------------------
Disinterested Trustee
Richard W. Lowry             Trustee           1995     Private Investor since         85       None
(Born 1936)                                             August, 1987 (formerly
                                                        Chairman and Chief
                                                        Executive Officer, U.S.
                                                        Plywood Corporation
                                                        (building products
                                                        manufacturer) until
                                                        1987).

Charles R. Nelson            Trustee           1981     Professor of                   83       None
(Born 1943)                                             Economics, University
                                                        of Washington since
                                                        January, 1976; Ford
                                                        and Louisa Van
                                                        Voorhis
                                                        Professor of Political
                                                        Economy, University of
                                                        Washington, since
                                                        September, 1993;
                                                        Director, Institute for
                                                        Economic Research,
                                                        University of
                                                        Washington from
                                                        September, 2001 to
                                                        June, 2003; Adjunct
                                                        Professor of
                                                        Statistics, University of
                                                        Washington since
                                                        September, 1980;
                                                        Associate Editor,
                                                        Journal of Money
                                                        Credit and Banking
                                                        since September, 1993;
                                                        consultant on
                                                        econometric and
                                                        statistical matters.

John J. Neuhauser            Trustee           1985     University Professor,          85       None
(Born 1942)                                             Boston College since
                                                        November, 2005;
                                                        Academic Vice
                                                        President and Dean of
                                                        Faculties, Boston
                                                        College from August,
                                                        1999 to October, 2005.

Patrick J. Simpson           Trustee           2000     Partner, Perkins Coie          83       None
(Born 1944)                                             L.L.P. (law firm).

Thomas E. Stitzel            Trustee           1998     Business Consultant            83       None
(Born 1936)                                             since 1999; Chartered
                                                        Financial Analyst.

Anne-Lee Verville            Trustee           1998     Retired since 1997             83       Chairman of the Board
(Born 1945)                                             (formerly General                       of Directors, Enesco
                                                        Manager, Global                         Group,Inc. (producer of
                                                        Education Industry,                     giftware and home and
                                                        IBM Corporation                         garden decor products)
                                                        (computer and
                                                        technology) from 1994
                                                        to 1997).

Richard L. Woolworth         Trustee           1991     Retired since                  83       Northwest Natural Gas
(Born 1941)                                             December, 2003                          (natural gas service
                                                        (formerly Chairman                      provider)
                                                        and Chief Executive
                                                        Officer, The Regence
                                                        Group Co. (regional
                                                        health insurer);
                                                        Chairman and Chief
                                                        Executive Officer,
                                                        BlueCross BlueShield
                                                        of Oregon; Certified
                                                        Public Accountant,
                                                        Arthur Young &
                                                        Company).

                                                                                   Number of
                                                                                 Portfolios in
                                            Year First                           Columbia Fund
                                            Elected or                              Complex
                                            Appointed   Principal Occupation(s)    Overseen      Other Directorships
Name and Year of Birth Position with Funds to Office(1) During Past Five Years    by Trustee           Held(2)
---------------------- ------------------- ------------ ------------------------ ------------- ------------------------
 Interested Trustee
 William E. Mayer(3)         Trustee           1994     Partner, Park Avenue          85       Lee Enterprises (print
 (Born 1940)                                            Equity Partners (private               media), WR Hambrecht
                                                        equity) since February,                + Co. (financial service
                                                        1999.                                  provider); Reader's
                                                                                               Digest (publishing);
                                                                                               OPENFIELD Solutions
                                                                                               (retail industry
                                                                                               technology provider)


(1)The date shown is the earliest date on which a Trustee was elected or appointed to the board of a Fund in the Fund Complex.

(2)Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

(3)Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Columbia Funds by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by the Advisor or its affiliates.

                                              Year First
                                              Elected or
                                              Appointed
Name and Year of Birth   Position with Funds  to Office  Principal Occupation(s) During Past Five Years
----------------------  --------------------- ---------- ----------------------------------------------
Officers
Christopher L. Wilson   President                2004    Head of Mutual Funds since August, 2004 and
(Born 1957)                                              Managing Director of the Advisor since
                                                         September, 2005; President and Chief
                                                         Executive Officer, CDC IXIS Asset
                                                         Management Services, Inc. (investment
                                                         management) from September, 1998 to
                                                         August, 2004.

James R. Bordewick, Jr. Senior Vice              2006    Associate General Counsel, Bank of America
(Born 1959)             President, Secretary             since April, 2005; Senior Vice President and
                        and Chief Legal                  Associate General Counsel, MFS Investment
                        Officer                          Management (investment management) prior
                                                         to April, 2005.

J. Kevin Connaughton    Senior Vice              2000    Managing Director of the Advisor since
(Born 1964)             President, Chief                 February, 1998.
                        Financial Officer
                        and Treasurer

Mary Joan Hoene         Senior Vice              2004    Senior Vice President and Chief Compliance
(Born 1949)             President and Chief              Officer of various funds in the Columbia Fund
                        Compliance Officer               Complex; Partner, Carter, Ledyard & Milburn
                                                         LLP (law firm) from January, 2001 to August,
                                                         2004.

Michael G. Clarke       Chief Accounting         2004    Managing Director of the Advisor since
(Born 1969)             Officer and Assistant            February, 2001.
                        Treasurer

Stephen T. Welsh        Vice President           1996    President, Columbia Management Services,
(Born 1957)                                              Inc. since July, 2004; Senior Vice President
                                                         and Controller, Columbia Management
                                                         Services, Inc. prior to July, 2004.

Jeffrey R. Coleman      Deputy Treasurer         2004    Group Operations Manager of the Advisor
(Born 1969)                                              since October, 2004; Vice President of CDC
                                                         IXIS Asset Management Services, Inc.
                                                         (investment management) from August, 2000
                                                         to September, 2004.

                                           Year First
                                           Elected or
                                           Appointed
Name and Year of Birth Position with Funds to Office   Principal Occupation(s) During Past Five Years
---------------------- ------------------- ---------- ------------------------------------------------
  Officers
  Joseph F. DiMaria    Deputy Treasurer       2004    Senior Compliance Manager of the Advisor
  (Born 1968)                                         since January, 2005; Director of Trustee
                                                      Administration of the Advisor from May, 2003
                                                      to January, 2005; Senior Audit Manager,
                                                      PricewaterhouseCoopers (independent
                                                      registered public accounting firm) from July,
                                                      2000 to April, 2003.

  Ty S. Edwards        Deputy Treasurer       2004    Vice President of the Advisor since 2002;
  (Born 1966)                                         Assistant Vice President and Director, State
                                                      Street Corporation (financial services) prior to
                                                      2002.

  Barry S. Vallan      Controller             2006    Vice President-Fund Treasury of the Advisor
  (Born 1969)                                         since October, 2004; Vice President-Trustee
                                                      Reporting from April, 2002 to October, 2004;
                                                      Management Consultant,
                                                      PricewaterhouseCoopers (independent
                                                      registered public accounting firm) prior to
                                                      October, 2002.

  Peter T. Fariel      Assistant Secretary    2006    Associate General Counsel, Bank of America
  (Born 1957)                                         since April, 2005; Partner, Goodwin Procter
                                                      LLP (law firm) prior to April, 2005.

  Ryan C. Larrenaga    Assistant Secretary    2005    Assistant General Counsel, Bank of America
  (Born 1970)                                         since March, 2005; Associate, Ropes & Gray
                                                      LLP (law firm) from 1998 to February, 2005.

  Barry S. Finkle      Assistant              2003    Senior Manager and Head of Fund Performance
  (Born 1965)          Treasurer                      of the Advisor since January, 2001.

  Julian Quero         Assistant              2003    Senior Compliance Manager of the Advisor
  (Born 1967)          Treasurer                      since April, 2002; Assistant Vice President of
                                                      Taxes and Distributions of the Advisor from
                                                      2001 to April, 2002.

       Each of the Trust's Trustees and officers hold comparable positions with certain other funds of which the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

       The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter to elect Trustees.

    8. The section entitled "Trustee Positions," a subsection of "Management of the Funds," is revised to read:

       As of December 31, 2005, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Columbia Fund Complex or any person controlling, controlled by or under common control with any such entity.

    9. The second paragraph of the section entitled "Other Disclosures," a subsection of "Disclosure of Portfolio Information," is revised in its entirety to read:

       The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Advisors and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy solicitor and proxy voting service provider (Computershare), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Advisors'
   trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

INT-50/107640-0306
                                                                 March 27, 2006

                        COLUMBIA ASSET ALLOCATION FUND
                        COLUMBIA LARGE CAP GROWTH FUND
                        COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA COMMON STOCK FUND
                         COLUMBIA SMALL CAP CORE FUND
                      COLUMBIA SMALL COMPANY EQUITY FUND
                         COLUMBIA DIVIDEND INCOME FUND

                       SERIES OF COLUMBIA FUNDS TRUST XI
                      STATEMENT OF ADDITIONAL INFORMATION

                               February 1, 2006

This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectuses of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund, Columbia Small Cap Core Fund, Columbia Small Company Equity Fund and Columbia Dividend Income Fund (each "a Fund" and collectively, the "Funds"). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of a Fund dated February 1, 2006, as applicable. This SAI should be read together with a Prospectus of the Funds and the most recent Annual Report dated September 30, 2005. The Funds' most recent Annual Reports to shareholders are separate documents supplied with this SAI. Investors may obtain a free copy of a Prospectus and the Annual Report from Columbia Management Distributors, Inc. ("CMD"), One Financial Center, Boston, MA 02111-2621, or by calling 1-800-426-3750. The Financial Statements and Report of the Independent Registered Public Accounting Firm appearing in each Fund's September 30, 2005 Annual Report are incorporated in this SAI by reference.

Part 1 of this SAI contains specific information about the Funds. Part 2 includes information about the funds distributed by CMD generally and additional information about certain securities and investment techniques described in the Funds' Prospectuses.

                               TABLE OF CONTENTS

                                                                    Page
                                                                    ----
       Part 1
       Definitions.................................................   b
       Organization and History....................................   b
       Investment Goal and Policies................................   d
       Fundamental and Non-Fundamental Investment Policies.........   d
       Portfolio Turnover..........................................   k
       Fund Charges and Expenses...................................   l
       Custodian of the Funds......................................  zz
       Independent Registered Public Accounting Firm of the Funds..  zz

       Part 2
       Miscellaneous Investment Practices..........................   1
       Taxes.......................................................  22
       Additional Tax Matters Concerning Trust Shares..............  27
       Management of the Funds.....................................  29
       Determination of Net Asset Value............................  42
       How to Buy Shares...........................................  43
       Special Purchase Programs/Investor Services.................  47
       Programs for Reducing or Eliminating Sales Charges..........  49
       How to Sell Shares..........................................  52
       Distributions...............................................  56
       How to Exchange Shares......................................  56
       Suspension of Redemptions...................................  57
       Shareholder Liability.......................................  57
       Shareholder Meetings........................................  57
       Appendix I..................................................  59
       Appendix II.................................................  65

SUP-39/105417-0106


                                       a

                        COLUMBIA ASSET ALLOCATION FUND
                        COLUMBIA LARGE CAP GROWTH FUND
                        COLUMBIA DISCIPLINED VALUE FUND
                          COLUMBIA COMMON STOCK FUND
                         COLUMBIA SMALL CAP CORE FUND
                      COLUMBIA SMALL COMPANY EQUITY FUND
                         COLUMBIA DIVIDEND INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               February 1, 2006

DEFINITIONS

 "Asset Allocation Fund" or "Fund"   Columbia Asset Allocation Fund

 "Growth Fund" or "Fund"             Columbia Large Cap Growth Fund

 "Value Fund" or "Fund"              Columbia Disciplined Value Fund

 "Common Stock Fund" or "Fund"       Columbia Common Stock Fund (formerly
                                       named Columbia Large Cap Core Fund)

 "Small Cap Core Fund" or "Fund"     Columbia Small Cap Core Fund (formerly
                                       named Columbia Small Cap Fund)

 "Small Company Fund" or "Fund"      Columbia Small Company Equity Fund

 "Dividend Fund" or "Fund"           Columbia Dividend Income Fund

 "Predecessor Fund" or "Predecessor See below under "Organization and History" Funds"

 "Trust"                             Columbia Funds Trust XI

 "Advisor"                           Columbia Management Advisors, LLC, the
                                       Funds' investment advisor

 "CMD"                               Columbia Management Distributors, Inc.
                                       (formerly named Columbia Funds
                                       Distributor, Inc.), the Funds'
                                       distributor

 "CMS"                               Columbia Management Services, Inc.
                                       (formerly named Columbia Funds
                                       Services, Inc.), the Funds' shareholder
                                       services and transfer agent

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1987. Each Fund is an open-end, management investment company representing the entire interest in a separate series of the Trust and is a diversified series of the Trust. Each Fund is the successor to a separate series of the Galaxy Fund, a Massachusetts business trust organized on March 31, 1986. On November 18, 2002, November 25, 2002 and December 9, 2002, the series of the Galaxy Fund to which the Funds succeeded (the "Predecessor Funds") were reorganized as separate series of the Trust. Class A shares of the Funds were issued in exchange for Prime A Shares of the Predecessor Funds, Class B shares of the Funds were issued in exchange for Prime B Shares of the Predecessor Funds, Class T shares of the Funds were issued in exchange for Retail A Shares of the Predecessor Funds, Class G shares of the Funds were issued in exchange for Retail B Shares of the Predecessor Funds and Class Z shares of the Funds were issued in exchange for Trust Shares of the Predecessor Funds. (Prime A and B shares, Retail A and B shares and Trust Shares together are referred to herein as to the "Predecessor Classes"). Information provided with respect to each Fund for periods prior to such Fund's inception relates to the Fund's Predecessor Fund. Further, information provided with respect to each class of each Fund relates to the Predecessor classes of such class.

The Asset Allocation Fund commenced operations on December 30, 1991; the Growth Fund commenced operations on December 14, 1990; the Value Fund commenced operations on September 1, 1988; the Small Company Fund commenced operations on December 30, 1991; and the Dividend Fund commenced operations on March 4, 1998.

The Common Stock Fund and Small Cap Core Fund commenced operations on
December 14, 1992, as separate portfolios (the "Predecessor Large Cap Fund" and "Predecessor Small Cap Fund," respectively, and collectively, the "Predecessor Shawmut Funds") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Funds were

                                       b
reorganized as new portfolios of the Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Funds offered and sold shares of beneficial interest that were similar to the Galaxy Fund's Trust Shares and Retail A Shares.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares of the Funds and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this SAI for more information.

On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust" to "Liberty Stein-Roe Investment Trust." On October 13, 2003, the name of the Trust was changed from "Liberty-Stein Roe Investment Trust" to its current name.

It is expected that each Fund will be reorganized as a series of Columbia Funds Series Trust I, a Massachusetts business trust into which all of the retail Columbia funds are expected to be reorganized in 2006.

                                       c

INVESTMENT GOAL AND POLICIES

Each Prospectus describes the investment goal and investment strategies and risks of each Fund to which it pertains. Part 1 of this SAI contains additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains, among other things, additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this SAI:

   Custody Receipts and Trust Certificates (the Asset Allocation Fund only) Short-Term Trading
   Small Companies (the Small Cap and Small Company Funds only)
   Common Stock, Preferred Stock and Warrants
   Foreign Securities
   Other Investment Companies
   Money Market Instruments
   Securities Loans
   Forward Commitments
   "When-Issued" Securities (the Common Stock, Dividend and Small Cap Core
     Funds only)
   "Delayed Delivery" Securities (the Common Stock, Dividend and Small Cap Core
     Funds only)
   Mortgage Dollar Rolls (the Asset Allocation Fund only)
   REITs Mortgage-Backed Securities (the Asset Allocation Fund only)
   Non-Agency Mortgage-Backed Securities (the Asset Allocation Fund only) Asset-Backed Securities (the Asset Allocation Fund only)
   Repurchase Agreements
   Reverse Repurchase Agreements
   Options on Securities
   Futures Contracts and Related Options
   Swap Agreements (Swaps, Caps, Collars and Floors)
   Foreign Currency Transactions
   Rule 144A Securities
   Variable and Floating Rate Obligations
   Convertible Securities
   Yankee Obligations
   American, European, Continental and Global Depositary Receipts (except that only the Common Stock, Small Cap and Dividend Funds may invest in GDRs)

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Board of Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

Fundamental Investment Policies

The Investment Company Act of 1940, as amended (the "1940 Act") provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a particular Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

Each Fund may not, as a matter of fundamental policy:

     1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in

                                       d
         connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and
         (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and
         (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

Non-Fundamental Investment Policies

The following investment limitation with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

     8. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The following investment limitations with respect to the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

     9. A Fund may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) each of the Value Fund, Growth Fund and Small Company Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and (ii) the Asset Allocation Fund and the Dividend Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.

                                       e

     10. A Fund may not purchase securities of companies for the purpose of exercising control.

     11. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act, except that the Dividend Fund may, from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

The following investment limitation with respect to the Asset Allocation Fund, Dividend Fund, Value Fund, Growth Fund and Small Company Fund may be changed by the Board of Trustees without shareholder approval:

     12. A Fund may not invest more than 15% of its net assets in illiquid securities.

The following investment limitations with respect to the Common Stock Fund and Small Cap Core Fund may be changed by the Board of Trustees without shareholder approval:

     13. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

     14. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

     15. The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

     16. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Advisor, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

     17. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

     18. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     19. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

     20. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

     21. Neither Fund may invest in companies for the purpose of exercising management or control.

     22. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

With respect to Investment Limitation No. 11 above, the 1940 Act currently prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the

                                       f

Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

Each of the Growth Fund and Small Company Fund may purchase put options and call options on securities and securities indices. Neither of these Funds may purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets.

Each of the Value Fund, Growth Fund and Small Company Fund may engage in writing covered call options and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to such options written by these Funds may not exceed 25% of the value of such Fund's net assets.

Each of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. These Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. These Funds will not hedge more than 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund) by selling futures, buying puts, and writing calls under normal conditions. These Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets (10% of net assets with respect to the Asset Allocation Fund), and will not buy calls with a value exceeding 5% of their respective total assets. These Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets (10% of net assets with respect to the Asset Allocation Fund). These Funds will not purchase put options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, these Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When one of these Funds enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. These Funds may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates.

The Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). Each of these Funds will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or

                                       g
expired. Each of these Funds may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

None of the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, these Funds will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, these Funds may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of (10% of net assets with respect to the Asset Allocation Fund) the Fund's total assets would be invested in premiums on open put option positions.

As one way of managing their exposure to different types of investments, the Asset Allocation Fund, Common Stock Fund, Dividend Fund and Small Cap Core Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.

Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar. The Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies.

Each of the Asset Allocation Fund, Value Fund, Growth Fund, Small Cap Core Fund and Small Company Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, each of the Common Stock Fund, Dividend Fund and Small Cap Core Fund may invest exclusively in one other investment company similar to the respective Fund.

All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund, Value Fund, Growth Fund and Small Company Equity Fund are rated investment grade by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and
BBB), or, if not rated, are determined to be of comparable quality by the Advisor. Debt securities rated Baa by Moody's or BBB by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

The Common Stock Fund and Small Cap Core Fund may purchase convertible bonds rated Ba or higher by Moody's or BB or higher by S&P or Fitch at the time of investment. Short-term money market instruments purchased by the Common Stock Fund and Small Cap Core Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

                                       h

Loans of portfolio securities by the Funds will generally be short-term (except in the case of the Common Stock Fund and Small Cap Core Fund, which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

Each Fund will invest no more than 10% of its net assets in REITs.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

Asset Allocation Fund

The Asset Allocation Fund may invest up to 25% of its net assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may also buy and sell options and futures contracts, utilize stock index futures contracts, options, swap agreements, indexed securities and options or futures contracts, purchase asset-backed and mortgage-backed securities and enter into foreign currency exchange contracts.

Growth Fund

Under normal circumstances, the Growth Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. Convertible securities purchased by the Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Convertible Securities" in Part 2 of this SAI. The Fund may also invest in common stock warrants.

The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also purchase put options and call options and write covered call options. See "Options on Securities" in Part 2 of this SAI.

Value Fund

Under normal circumstances, the Value Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock, mainly those that the Advisor believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Convertible Securities" in Part 2 of this SAI.

The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also write covered call options. See "Options on Securities" in Part 2 of this SAI.

Common Stock Fund

Under normal market conditions, the Common Stock Fund will invest at least 80% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in
Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

Small Cap Core Fund

Under normal circumstances, the Small Cap Core Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. In addition to common stocks, the Small Cap Core Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on U.S. securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

                                       j

Small Company Fund

In addition to common stocks, the Small Company Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and CDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI.

The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Options on Securities" in
Part 2 of this SAI.

Dividend Fund

Under normal circumstances, the Dividend Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of income-producing (dividend-paying) equity securities, which will consist primarily of common stocks but may also include preferred stocks and convertible securities. The Fund may invest up to 20% of its net assets in debt securities, including lower-quality debt securities. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and GDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this SAI. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this SAI.

PORTFOLIO TURNOVER

Portfolio turnover is included in the Prospectuses under "Financial Highlights." Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment goal. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

For the Asset Allocation Fund, during the fiscal year ending September 30, 2004, the turnover decreased from 122% in the prior year to 75%. Part of the decrease was due to the restructuring of the Fund to a broadly diversified portfolio in the 2002-2003 fiscal year. We expect that prospectively turnover will generally range between 75% and 125%.

For the Growth Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to volatility in individual stocks and opportunities to take advantage of inefficiently priced stocks.

For the Value Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to increased opportunities in the equity market in 2004. We expect that prospectively turnover will generally range between 80% and 100%.

For the Common Stock Fund, during the fiscal year ending September 30, 2004, the Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. This was due largely to change in portfolio management. We expect that prospectively turnover will generally range between 50% and 80%.

                                       k

For the Small Company Fund, during the fiscal year ending September 30, 2004, the turnover decreased from 123% in the prior year to 54%. Part of the decrease was due to changes in portfolio managers. We expect that prospectively turnover will generally range between 90% and 120%.

For the Small Company Fund, during the fiscal year ending September 30, 2005, the turnover increased from 54% in the prior year to 110%. This increase was largely due to a change in portfolio managers. We expect that prospectively turnover will generally range between 90% and 120%.

FUND CHARGES AND EXPENSES

Effective November 1, 2004, under the Funds' management contracts, each Fund (excluding the Small Cap Core Fund and the Small Company Fund) pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of:

                            Fee        Asset        Fee    Asset   Fee    Asset   Fee    Asset   Fee    Asset   Fee
Fund                        Rate       Level        Rate   Level   Rate   Level   Rate   Level   Rate   Level   Rate
----                       -----  ---------------- -----  ------- -----  ------- -----  ------- -----  ------- -----
Columbia Large Cap Growth  0.700% (less than) $500 0.650%    $500 0.600%      $1 0.550%    $1.5 0.530%      $3 0.510%
  Fund                                     million        million        billion        billion        billion
                                                            to $1           to $          to $3          to $6
                                                          billion            1.5        billion        billion
                                                                         billion
Columbia Common Stock      0.700% (less than) $500 0.650%    $500 0.600%      $1 0.550%    $1.5 0.530%      $3 0.510%
  Fund                                     million        million        billion        billion        billion
                                                            to $1           to $          to $3         to $ 6
                                                          billion            1.5        billion        billion
                                                                         billion
Columbia Disciplined Value 0.700% (less than) $500 0.650%    $500 0.600%      $1 0.550%    $1.5 0.530%      $3 0.510%
  Fund                                     million        million        billion        billion        billion
                                                            to $1           to $          to $3         to $ 6
                                                          billion            1.5        billion        billion
                                                                         billion
Columbia Dividend Income   0.700% (less than) $500 0.650%    $500 0.600%      $1 0.550%    $1.5 0.530%      $3 0.510%
  Fund                                     million        million        billion        billion        billion
                                                            to $1           to $          to $3         to $ 6
                                                          billion            1.5        billion        billion
                                                                         billion
Columbia Asset Allocation  0.650% (less than) $500 0.600%    $500 0.550%      $1 0.500%    $1.5 0.480%      $3 0.460%
  Fund                                     million        million        billion        billion        billion
                                                            to $1           to $          to $3         to $ 6
                                                          billion            1.5        billion        billion
                                                                         billion

                                 Asset
Fund                             Level
----                       -----------------
Columbia Large Cap Growth  (greater than) $6
  Fund                               billion



Columbia Common Stock      (greater than) $6
  Fund                               billion



Columbia Disciplined Value (greater than) $6
  Fund                               billion



Columbia Dividend Income   (greater than) $6
  Fund                               billion



Columbia Asset Allocation  (greater than) $6
  Fund                               billion




Effective March 19, 2005, the Growth Fund pays the Advisor a monthly fee based on the average daily net assets of the Fund at the annual rate of:

                       Fee        Asset        Fee    Asset   Fee     Asset
 Fund                  Rate       Level        Rate   Level   Rate    Level
 ----                 -----  ---------------- -----  ------- -----  ----------
 Columbia Large Cap   0.700% (less than) $200 0.575%    $200 0.450% Net assets
   Growth Fund.......                 million        million         in excess
                                                     to $500           of $500
                                                     million           million

As of November 1, 2003, the Board of Trustees approved a management fee structure for the Funds, excluding the Small Company Fund, as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion. Prior to November 1, 2003, the Advisor was entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund.

As of November 1, 2003, the management fee structure for the Small Company Fund is as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of average daily net assets in excess of $1 billion.

Prior to November 1, 2003, the Funds had been advised by the Advisor that, effective August 1, 2001, it intended to waive advisory fees payable by the Funds so that advisory fees payable by the Funds were as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion.

As of November 1, 2003, the Advisor no longer waives its advisory fees payable to it by the Funds.

                                       l

Under the administration agreement for each Fund (the "Agreement"), the Fund pays the Advisor a monthly fee at the annual rate of 0.067% of the average daily net assets of the Fund. The Large Cap Growth Fund pays the Advisor a monthly fee at the annual rate of 0.05% of the average daily net assets of the Fund. Prior to March 19, 2005, the Large Cap Growth Fund paid the Advisor a monthly fee at the annual rate of 0.067% of the Fund's average daily net assets. Prior to November 26, 2002, the administration agreement was computed daily and paid monthly at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Galaxy Fund, 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets, 0.0525% of the next $9 billion of combined average daily net assets and 0.05% of combined average daily net assets in excess of $30 billion.

The Advisor provides certain pricing and bookkeeping services to each Fund. Effective November 1, 2005, each Fund entered into a Pricing and Bookkeeping Agreement and an Administrative Agreement. Under these agreements, the Funds will continue to receive substantially the same pricing, bookkeeping and administrative services as they currently receives under the Agreement. Under a separate agreement ("Outsourcing Agreement"), the Advisor has delegated the pricing and bookkeeping function to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement. The Advisor and State Street Bank and Trust Company will continue to provide these services to the Funds. For services provided under the Pricing and Bookkeeping Agreement, each Fund will pay the Advisor or to such other person(s) as the Advisor may direct an annual fee, payable monthly, consisting of: (i) for fund accounting services, $25,000 plus an additional monthly fee based on each Fund's net asset value ("Fund Accounting Fee"); and (ii) for financial reporting services, $13,000 ("Financial Reporting Fee"); provided that during any 12-month period, the aggregate Fund Accounting Fee and Financial Reporting Fee shall not exceed $140,000. Each Fund will bear certain reimbursable costs and expenses as provided in the Pricing and Bookkeeping Agreement.

Under the prior pricing and bookkeeping agreement with the Funds, the Advisor received from the Funds an annual fee based on the average daily net assets of each Fund as follows: $25,000 under $50 million; $35,000 of $50 million but less than $200 million; $50,000 of $200 million but less than $500 million; $85,000 of $500 million but less than $1 billion and $125,000 in excess of $1 billion. The annual fees for a Fund with more than 25% in non-domestic assets was 150% of the annual fees described above. In addition to the above-referenced fees, each Fund paid an additional $10,000 per annum. Notwithstanding the above, for each of the Funds, the Advisor waived fees payable to it under the agreement by $500 per month.

CMS acts as transfer agent, dividend disbursing agent and shareholders' servicing agent for each Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Effective November 1, 2005, the Funds entered into a new agreement with CMS, under which CMS will continue to provide transfer agency, dividend disbursing agency and shareholders' servicing agency services to each Fund (and will continue to retain Boston Financial Data Services, Inc. to assist it) for a reduced fee. The new fee is $15.23 per open account per annum, payable monthly. In addition, each Fund may pay CMS the fees and expenses it pays to third-party dealer firms that maintain omnibus accounts with the Funds, subject to a cap equal to 0.11% of each Fund's net assets represented by the account. The Fund will also pay certain reimbursable out-of-pocket expenses to CMS, and CMS may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcripts due CMS from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts CMS maintains in connection with its services to the Funds.

Prior to November 1, 2005, under the shareholders' servicing and transfer agency fee arrangement between CMS and the Funds, each Fund paid the following fees:

   An annual open account fee of $28 per open account plus a Fund's allocated share of reimbursement for the out-of-pocket expenses of CMS.

Prior to November 1, 2003, the Fund paid a shareholders' servicing and transfer agency fee to CMS as follows:

   .   A new account set up charge of $5.00 per account; plus

                                       m

   . An account maintenance fee for each open non-networked account of $14.00 per annum and for each networked account in the amount of $100,000 or less of $11.00 per annum and each networked account in the amount of over $100,000 of $8.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

   . An account fee for each closed account in the amount of $100,000 or less of $14.00 per annum and each closed account in the amount of over $100,000 of $11.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

   . The Fund's allocated share of CMS's out-of-pocket expenses reasonably incurred by CMS in performing its duties and responsibilities pursuant to this arrangement.

There was a minimum annual fee per Fund of $5,000.

PFPC Inc. ("PFPC"), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator (until July 2002) and transfer and dividend disbursing agent (until July 2002) for the Predecessor Funds. PFPC also provided pricing and bookkeeping services to the Predecessor Funds (until July 2002) and continued to provide certain of these pricing and bookkeeping services until November 2002. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

Recent Fees Paid to the Advisor, PFPC and Other Service Providers (dollars in thousands)

The following tables present recent fees paid to the Advisor, PFPC and other service providers by the Funds and the relevant Predecessor Funds.

ASSET ALLOCATION FUND(a)

                                                        Years ended      Eleven
                                                       September 30,  months ended  Year ended
                                                      --------------  September 30, October 31,
                                                       2005    2004      2003(b)       2002
                                                      ------  ------  ------------- -----------
Advisory fee......................................... $2,686  $3,448     $3,366       $4,135
Administration fee...................................    273     308        301          362
Pricing and bookkeeping fee..........................    165     149        138          115
Shareholder service and transfer agent fee...........    887     N/A      1,235        1,111
   Transfer Agent fee (A Shares).....................    N/A       5        N/A          N/A
   Transfer Agent fee (B Shares).....................    N/A       9        N/A          N/A
   Transfer Agent fee (C Shares).....................    N/A       1        N/A          N/A
   Transfer Agent fee (G Shares).....................    N/A     127        N/A          N/A
   Transfer Agent fee (T Shares).....................    N/A     469        N/A          N/A
   Transfer Agent fee (Z Shares).....................    N/A     509        N/A          N/A
   Service fee (A Shares)............................      9       5          1            0
   Service fee (B Shares)............................     15      10          2            1
   Service fee (C Shares)............................      2       1         (c)         N/A
   Service fee (G Shares)............................     94     150        180          277
   Service fee (T Shares)............................    558     576        507          723
   Distribution fee (A Shares).......................    N/A     N/A          0           (c)
   Distribution fee (B Shares).......................     46      29          7            3
   Distribution fee (C Shares).......................      5       3          1          N/A
   Distribution fee (G Shares).......................    204     325        394          613
Fees and expenses waived or reimbursed by the Advisor      0     (12)       (36)         (33)
Fees waived by CMD (Class G).........................    N/A       0          0          (23)
Fees waived by CMS...................................    (22)    N/A          0          (20)

--------
(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Class A shares, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Class B shares, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Class G shares and the Galaxy Asset Allocation Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Rounds to less than one.

                                       n

GROWTH FUND(a)

                                                        Years ended      Eleven
                                                       September 30,  months ended  Year ended
                                                      --------------  September 30, October 31,
                                                       2005    2004      2003(b)       2002
                                                      ------  ------  ------------- -----------
Advisory fee......................................... $7,192  $7,132     $6,438       $9,319
Administration fee...................................    707     657        575          816
Pricing and bookkeeping fee..........................    116     112         87          132
Shareholder service and transfer agent fee...........  2,391     N/A      1,942          872
   Transfer Agent fee (A Shares).....................    N/A       6        N/A          N/A
   Transfer Agent fee (B Shares).....................    N/A       5        N/A          N/A
   Transfer Agent fee (C Shares).....................    N/A       1        N/A          N/A
   Transfer Agent fee (G Shares).....................    N/A     120        N/A          N/A
   Transfer Agent fee (T Shares).....................    N/A     490        N/A          N/A
   Transfer Agent fee (Z Shares).....................    N/A   1,302        N/A          N/A
   Service fee (A Shares)............................     19       8          1            0
   Service fee (B Shares)............................     14       6          1          684
   Service fee (C Shares)............................      3       2        502          N/A
   Service fee (G Shares)............................    147     160        166          252
   Service fee (T Shares)............................    665     718        622            0
   Distribution fee (A Shares).......................    N/A     N/A          0            1
   Distribution fee (B Shares).......................     43      18          4            2
   Distribution fee (C Shares).......................      8       5          2          N/A
   Distribution fee (G Shares).......................    319     346        359          558
Fees and expenses waived or reimbursed by the Advisor      0     (21)      (200)        (541)
Fees waived by CMD (Class G).........................    N/A     N/A          0          (26)
Fees waived by CMS...................................    (57)    N/A          0          (90)

--------
(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Class A shares, the Galaxy Equity Growth Fund, Prime B shares were redesignated Class B shares, the Galaxy Equity Growth Fund, Retail B shares were redesignated Class G shares and the Galaxy Equity Growth Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Rounds to less than one.

                                       o

VALUE FUND

                                                        Years ended      Eleven
                                                       September 30,  months ended  Year ended
                                                      --------------  September 30, October 31,
                                                       2005    2004      2003(a)       2002
                                                      ------  ------  ------------- -----------
Advisory fee......................................... $3,085  $3,109     $2,267       $2,892
Administration fee...................................    294     278        202          253
Pricing and bookkeeping fee..........................     57      57         53           64
Shareholder service and transfer agent fee...........    659     N/A        675          481
   Transfer Agent fee (A Shares).....................    N/A       3        N/A          N/A
   Transfer Agent fee (B Shares).....................    N/A       2        N/A          N/A
   Transfer Agent fee (C Shares).....................    N/A      (g)       N/A          N/A
   Transfer Agent fee (G Shares).....................    N/A      21        N/A          N/A
   Transfer Agent fee (T Shares).....................    N/A     252        N/A          N/A
   Transfer Agent fee (Z Shares).....................    N/A     464        N/A          N/A
   Service fee (A Shares)............................      8       4          1           (b)
   Service fee (B Shares)............................      8       4         (g)          (c)
   Service fee (C Shares)............................      1       1         (g)          (d)
   Service fee (G Shares)(e).........................     19      29         41           71
   Service fee (T Shares)(f).........................    407     409        329            0
   Distribution fee (B Shares).......................     25      11          1           (c)
   Distribution fee (C Shares).......................      3       2         (g)          (d)
   Distribution fee (G Shares)(e)....................     40      62         89          160
Fees and expenses waived or reimbursed by the Advisor      0       0          0           (6)
Fees waived by CMD (Class G).........................    N/A     N/A          0            0
Fees waived by CMS...................................    (14)    N/A         (g)           0

--------
(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) Class A shares were initially offered on November 25, 2002.
(c) Class B shares were initially offered on November 25, 2002.
(d) Class C shares were initially offered on November 25, 2002.
(e) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Class G shares.
(f) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                       p

COMMON STOCK FUND(a)

                                             Years ended      Eleven
                                            September 30,  months ended  Year ended
                                           --------------  September 30, October 31,
                                            2005    2004      2003(b)       2002
                                           ------  ------  ------------- -----------
Advisory fee.............................. $3,267  $3,150     $3,311       $5,470
Advisory fee waiver.......................   (369)    N/A        N/A         (115)
Administration fee........................    313     281        297          479
Pricing and bookkeeping fee...............     75      57        N/A          N/A
Shareholder service and transfer agent fee  1,007     N/A         13          667
   Transfer Agent fee (A Shares)..........    N/A      20        N/A          N/A
   Transfer Agent fee (B Shares)..........    N/A       7        N/A          N/A
   Transfer Agent fee (C Shares)..........    N/A       1        N/A          N/A
   Transfer Agent fee (G Shares)..........    N/A      66        N/A          N/A
   Transfer Agent fee (T Shares)..........    N/A     424        N/A          N/A
   Transfer Agent fee (Z Shares)..........    N/A     354        N/A          N/A
   Distribution fee (Class A).............    N/A     N/A        N/A           (c)
   Distribution fee (Class B).............     38      24          4            1
   Distribution fee (Class C).............      3       3          1          N/A
   Distribution fee (Class G).............     86     156        208          290
   Service fee (Class A)..................     24      23        N/A          N/A
   Service fee (Class B)..................     13       8          1           (c)
   Service fee (Class C)..................      1       1         (c)         N/A
   Service fee (Class G)..................     40      71         95          130
   Service fee (Class T)..................    537     575        484          N/A
Fees waived by CMS........................    (40)    N/A        (17)           0
(Class A).................................    N/A      (c)       N/A          N/A
(Class B).................................    N/A      (c)       N/A          N/A
(Class C).................................    N/A      (c)       N/A          N/A
(Class T).................................    N/A      (6)       N/A          N/A
(Class G).................................    N/A      (5)       N/A          N/A
(Class Z).................................    N/A      (6)       N/A          N/A

--------
(a) On November 18, 2002, the Galaxy Large Cap Core Fund, Prime A shares were redesignated Class A shares, the Galaxy Large Cap Core Fund, Prime B shares were redesignated Class B shares, the Galaxy Large Cap Core Fund, Retail B shares were redesignated Class G shares and the Galaxy Large Cap Core Fund, Retail A shares were redesignated Class T shares. Class C shares were initially offered on November 18, 2002.
(b) The Common Stock Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Rounds to less than one.

                                       q

SMALL CAP CORE FUND

                                                         Years ended       Eleven
                                                        September 30,   months ended  Year ended
                                                      ----------------  September 30, October 31,
                                                        2005     2004      2003(a)       2002
                                                      -------  -------  ------------- -----------
Advisory fee......................................... $11,014  $10,191     $5,236       $4,741
Administration fee...................................   1,063      970        468          415
Pricing and bookkeeping fee..........................     135      139         87          105
Shareholder service and transfer agent fee...........   1,281      N/A        731          316
   Transfer Agent fee (A Shares).....................     N/A      163        N/A          N/A
   Transfer Agent fee (B Shares).....................     N/A       32        N/A          N/A
   Transfer Agent fee (C Shares).....................     N/A       50        N/A          N/A
   Transfer Agent fee (G Shares).....................     N/A       12        N/A          N/A
   Transfer Agent fee (T Shares).....................     N/A      148        N/A          N/A
   Transfer Agent fee (Z Shares).....................     N/A      937        N/A          N/A
   Service fee (A shares)(b).........................     539      427         38            0
   Service fee (B shares)(c).........................     105       82          8           (g)
   Service fee (C shares)............................     159      130          6           (d)
   Service fee (G shares)(e).........................      32       34         26           24
   Service fee (T shares)(f).........................     452      453        319
   Distribution fee (A Shares)(b)....................     N/A      N/A          0           (g)
   Distribution fee (B Shares)(c)....................     316      247         23            2
   Distribution fee (C shares).......................     478      390         19           (d)
   Distribution fee (G Shares)(e)....................      69       73         57           54
Fees and expenses waived or reimbursed by the Advisor       0      (29)      (121)         (66)
Fees waived by CMS...................................     (10)       0          0

--------
(a) The Small Cap Core Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Class A shares.
(c) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Class B shares.
(d) Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                       r

SMALL COMPANY FUND

                                                        Years ended      Eleven
                                                       September 30,  months ended  Year ended
                                                      --------------  September 30, October 31,
                                                       2005    2004      2003(a)       2002
                                                      ------  ------  ------------- -----------
Advisory fee......................................... $2,373  $3,023     $2,185       $2,956
Administration fee...................................    212     270        195          257
Pricing and bookkeeping fee..........................     58      59         54           70
Shareholder service and transfer agent fee...........    630     N/A        789          201
   Transfer Agent fee (A Shares).....................    N/A       3        N/A          N/A
   Transfer Agent fee (B Shares).....................    N/A       2        N/A          N/A
   Transfer Agent fee (C Shares).....................    N/A       1        N/A          N/A
   Transfer Agent fee (G Shares).....................    N/A      19        N/A          N/A
   Transfer Agent fee (T Shares).....................    N/A     174        N/A          N/A
   Transfer Agent fee (Z Shares).....................    N/A     616        N/A          N/A
   Service fee (A shares)(b).........................     13       4         (c)          (d)
   Service fee (B shares)(f).........................      5       3         (c)          (e)
   Service fee (C shares)(g).........................      3       1         (c)           0
   Service fee (G shares)(h).........................     12      18         22           41
   Service fee (T shares)(i).........................    207     221        156            0
   Distribution fee (B shares)(f)....................     16       8         (c)          (e)
   Distribution fee (C shares)(g)....................      8       3         (c)           0
   Distribution fee (G shares)(h)....................     27      39         48           91
Fees and expenses waived or reimbursed by the Advisor    N/A     N/A          0          (58)
Fees waived by CMD (G shares)........................    N/A     N/A          0           (3)
Fees waived by CMS...................................    (45)    N/A        (26)         (22)
   (Class A).........................................    N/A      (c)       N/A          N/A
   (Class B).........................................    N/A      (c)       N/A          N/A
   (Class C).........................................    N/A      (c)       N/A          N/A
   (Class T).........................................    N/A     (14)       N/A          N/A
   (Class G).........................................    N/A      (c)       N/A          N/A
   (Class Z).........................................    N/A     (22)       N/A          N/A

--------
(a) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime A shares were redesignated Class A shares.
(c) Rounds to less than one.
(d) Prime A shares were not offered during the period.
(e) Prime B shares were not offered during the period.
(f) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime B shares were redesignated Class B shares.
(g) Class C shares were initially offered on November 18, 2002.
(h) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Class G shares.
(i) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail A shares were redesignated Class T shares.

                                       s

DIVIDEND FUND

                                             Years ended      Eleven
                                            September 30,  months ended  Year ended
                                           --------------  September 30, October 31,
                                            2005    2004      2003(a)       2002
                                           ------  ------  ------------- -----------
Advisory fee.............................. $2,620  $1,489     $1,227        $ 381
Advisory fee waiver.......................   (640)    (59)        (4)        (102)
Pricing and bookkeeping Fee...............     60      48         41           40
Administration fee........................    250     133        109           33
Shareholder service and transfer agent fee    444     N/A        N/A           24
   Transfer Agent fee (A Shares)..........    N/A       8        N/A          N/A
   Transfer Agent fee (B Shares)..........    N/A      10        N/A          N/A
   Transfer Agent fee (C Shares)..........    N/A       2        N/A          N/A
   Transfer Agent fee (G Shares)..........    N/A      21        N/A          N/A
   Transfer Agent fee (T Shares)..........    N/A     237        N/A          N/A
   Transfer Agent fee (Z Shares)..........    N/A     152        N/A          N/A
   Distribution fee (Class A Shares)......    N/A     N/A          0           (d)
   Distribution fee (Class B Shares)......    102      36          2           (d)
   Distribution fee (Class C Shares)......     23       8         (e)          (d)
   Distribution fee (Class G Shares)(c)...     33      52         61           16
   Service Fee (Class A)..................     45      10
   Service fee (Class B Shares)...........     34      12         (e)          (d)
   Service fee (Class C Shares)...........      8       3         (e)          (d)
   Service fee (Class T Shares)(b)........    305     306        246          N/A
   Service fee (Class G Shares)(c)........     15      24         28            7
Fees waived by CMD (G Shares).............    N/A      (e)         0           (e)
Fees waived by CMS........................    (36)    N/A         (e)          (4)
   (Class A)..............................    N/A      (e)       N/A          N/A
   (Class B)..............................    N/A      (e)       N/A          N/A
   (Class C)..............................    N/A      (e)       N/A          N/A
   (Class T)..............................    N/A     (12)       N/A          N/A
   (Class G)..............................    N/A      (e)       N/A          N/A
   (Class Z)..............................    N/A     (11)       N/A          N/A

--------
(a) The Dividend Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On November 25, 2002, the Fund's Retail A shares were redesignated Class T shares.
(c) On November 25, 2002, the Fund's Retail B shares were redesignated Class G shares.
(d) Classes A, B and C shares were initially offered on November 25, 2002.
(e) Rounds to less than one.

Fleet Bank, an affiliate of the former FleetBoston Financial Corporation, was paid a fee for Sub-Account Services performed with respect to Trust Shares of the Predecessor Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank was paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 2002, Fleet Bank received $2,555,258 for Sub-Account Services. PFPC bore this expense directly, and shareholders of Trust Shares of the Predecessor Funds bore this expense indirectly through fees paid to PFPC for transfer agency services.

Brokerage Commissions (dollars in thousands)

For the fiscal years ended September 30, 2005 and 2004, the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002, the Funds paid brokerage commissions as shown in the tables below. During the fiscal year ended September 30, 2004, certain Funds effected a portion of their portfolio transactions through

                                       t

Fleet Securities, Inc. and Banc of America Securities. During the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of the former Fleet Securities, Inc., which was an affiliate of the Advisor and Robertson Stephens Inc. ("Robertson Stephens"), which also was an affiliate of the Advisor.

The table below discloses (1) the aggregate amount of commissions paid to Fleet Securities, Inc., Banc of America Securities and WR Hambrecht & Co. by the Funds during the fiscal years ended September 30, 2005 and 2004, (2) the aggregate amount of commissions paid to Quick & Reilly and Robertson Stephens by the Funds during the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002, (3) the percentage of each Fund's aggregate brokerage commissions for the fiscal years ended September 30, 2005 and 2004 that was paid to Fleet Securities, Inc. and Banc of America Securities, (4) the percentage of each Fund's aggregate brokerage commissions for the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002, that was paid to Quick & Reilly and Robertson Stephens, (5) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Fleet Securities, Inc. and Banc of America Securities during the fiscal years ended September 30, 2005 and 2004 and (6) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly and Robertson Stephens during the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002.

In addition, the table below discloses the soft dollar commissions paid by the Funds during the fiscal years ended September 30, 2005 and 2004, the eleven months ended September 30, 2003 and the fiscal year ended October 31, 2002.

ASSET ALLOCATION FUND

                                       Years ended       Eleven
                                      September 30,   months ended  Year ended
                                     ---------------  September 30, October 31,
                                      2005     2004      2003(a)       2002
                                     ------  -------  ------------- -----------
Total commissions................... $  108  $   547     $ 1,013       $438
Directed transactions(b)............  3,585   43,312      26,361
Commissions on directed transactions      4       67          18        100
Aggregate commissions to Banc of
  America Securities................      0        1          (c)        (c)
% of aggregate commissions to Banc
  of America Securities.............   0.00%    0.22%         (c)        (c)
% of aggregate commissions
  transactions effected through
  Bancof America Securities.........   0.00%    0.24%         (c)        (c)
--------
(a) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

                                       u

GROWTH FUND

                                      Year ended         Eleven
                                     September 30,    months ended  Year ended
                                  ------------------  September 30, October 31,
                                    2005      2004       2003(a)       2002
                                  --------  --------  ------------- -----------
Total commissions................ $  3,354  $  3,739     $   902      $1,925
Directed transactions(b).........  921,909   112,253      33,838
Commissions on directed
  transactions...................    1,073       615          73         123
Aggregate commissions to Banc of
  America Securities.............        0         5          (c)         (c)
% of aggregate commissions to
  Banc of America Securities          0.00%     0.14%         (c)         (c)
% of aggregate commissions
  transactions effected through
  Banc of America Securities          0.00%     0.25%         (c)         (c)
--------
(a) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

VALUE FUND

                                         Year ended      Eleven
                                       September 30,  months ended  Year ended
                                       -------------  September 30, October 31,
                                        2005   2004      2003(a)       2002
                                       -----  ------  ------------- -----------
Total commissions..................... $  72     516     $   264      $1,515
Directed transactions(b)..............     0  10,656      19,577
Commissions on directed transactions..     0      16          20         405
Aggregate commissions to Fleet
  Securities, Inc.....................    (c)      9          19         N/A
% of aggregate commissions to Fleet
  Securities, Inc.....................    (c)   1.83%       7.26%        N/A
% of aggregate commission
  transactions effected through Fleet
Securities, Inc.......................    (c)   0.61%      13.67%        N/A
Aggregate commissions to Banc of
  America Securities..................     0       0          19         N/A
% of aggregate commissions to Banc of
  America Securities..................  0.00%   0.00%         (c)         (c)
% of aggregate commissions
  transactions effected through Banc
  of America Securities                 0.00%   0.00%         (c)         (c)
--------
(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

COMMON STOCK FUND

                                                                Year ended    Eleven months
                                                              September 30,       ended     Year ended
                                                             ---------------  September 30, October 31,
                                                               2005    2004      2003(a)       2002
                                                             -------  ------  ------------- -----------
Total commissions........................................... $ 760 $   1,057     $   948       $609
Directed transactions(b)....................................  70,758  90,719      60,613
Commissions on directed transactions........................     140     127         105         25
Aggregate commissions to Fleet Securities, Inc..............      (c)      0         281        N/A
% of aggregate commissions to Fleet Securities, Inc.........      (c)   0 00%       6 38%       N/A
% of aggregate commissions transactions effected through
  Fleet Securities, Inc                                           (c)   0 00%       0.00%       N/A
Aggregate commissions to Banc of America Securities.........       0       0          (c)        (c)
% of aggregate commissions to Banc of America Securities....    0.00%   0.00%         (c)        (c)
% of aggregate commissions transactions effected through
  Banc of America Securities................................    0.00%   0.00%         (c)        (c)

--------
(a) The Common Stock Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

SMALL CAP CORE FUND

                                                               Year ended       Eleven
                                                              September 30,  months ended  Year ended
                                                             --------------  September 30, October 31,
                                                              2005    2004      2003(a)       2002
                                                             -----  -------  ------------- -----------
Total commissions........................................... $ 632  $ 2,515     $1,247       $1,209
Directed transactions(b)....................................     0   24,858          0
Commissions on directed transactions........................     0       46          0            0
Aggregate commissions to Banc of America Securities.........     0        0         (c)          (c)
% of aggregate commissions to Banc of America Securities....  0.00%    0.00%        (c)          (c)
% of aggregate commissions transactions effected through
  Banc of America Securities................................  0.00%    0.00%        (c)          (c)

--------
(a) The Small Cap Core Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

                                       w

SMALL COMPANY FUND

                                                                Year ended    Eleven months
                                                              September 30,       ended     Year ended
                                                             ---------------  September 30, October 31,
                                                              2005     2004      2003(a)       2002
                                                             ------  -------  ------------- -----------
Total commissions........................................... $1,046  $ 1,058     $2,550       $1,839
Directed transactions(b)....................................  6,876   26,056      3,508
Commissions on directed transactions........................     13       72          5           12
Aggregate commissions to Banc of America Securities.........      0        0         (c)          (c)
% of aggregate commissions to Banc of America Securities....   0.00%    0.00%        (c)          (c)
% of aggregate commissions transactions effected through
  Banc of America Securities................................   0.00%    0.00%        (c)          (c)

--------
(a) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

DIVIDEND FUND

                                                                Year ended     Eleven months
                                                               September 30,       Ended     Year ended
                                                             ----------------  September 30, October 31,
                                                               2005     2004      2003(a)       2002
                                                             -------  -------  ------------- -----------
Total commissions........................................... $   212  $   158     $    76       $224
Directed transactions(b)....................................  12,372   18,746      18,194
Commissions on directed transactions........................      27       24           1          2
Aggregate commissions to Fleet Securities, Inc..............      (c)       0          21        N/A
% of aggregate commissions to Fleet Securities, Inc.........      (c)    0.00%       0.29%       N/A
Aggregate commissions to Banc of America Securities.........       0        0          (c)        (c)
% of aggregate commissions to Banc of America Securities....    0.00%    0.00%         (c)        (c)
% of aggregate commissions transactions effected through
  Banc of America Securities................................    0.00%    0.00%         (c)        (c)

--------
(a) The Dividend Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) See "Management of the Funds--Portfolio Transactions--Brokerage and Research Services" in Part 2 of this SAI.
(c) SEC rules do not require the reporting of commission information as the entities named were not affiliates of the Funds during that time.

The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At September 30, 2005, the Value Fund, the Small Cap Core Fund and the Small Company Equity Fund did not hold securities of any of its regular brokers or dealers. At September 30, 2005, the Asset Allocation Fund, Growth Fund, Common Stock Fund and Dividend Fund held securities of their regular brokers or dealers as set forth below:

ASSET ALLOCATION FUND

    Broker/Dealer                                                  Value
    -------------                                                ----------
    MERRILL LYNCH & CO INC...................................... $3,369,906
    GOLDMAN SACHS GROUP......................................... $2,170,942
    JP MORGAN CHASE............................................. $2,125,203
    LEHMAN BROTHERS HOLDINGS INC................................ $  407,680
    DEUTSCHE BANK AG............................................ $  326,007
    PIPER JAFFRAY COS........................................... $   11,645

GROWTH FUND

    Broker/Dealer                                                   Value
    -------------                                                -----------
    MERRILL LYNCH & CO INC...................................... $16,245,980
    GOLDMAN SACHS GROUP INC..................................... $ 9,124,579

COMMON STOCK FUND

    Broker/Dealer                                                  Value
    -------------                                                ----------
    MERRILL LYNCH & CO INC...................................... $2,773,020
    GOLDMAN SACHS............................................... $1,969,596
    MORGAN STANLEY.............................................. $1,649,485

DIVIDEND FUND

    Broker/Dealer                                                  Value
    -------------                                                ----------
    JP MORGAN CHASE & CO........................................ $8,618,220
    MERRILL LYNCH & CO INC...................................... $2,812,375

                                       y

Trustees and Trustees' Fees

The "Columbia Fund Complex" includes all of the registered investment companies to which the Advisor and its affiliates provide investment advisory services.

The Advisor or its affiliates pay the compensation of all the officers of the funds in the Columbia Fund Complex (as such term is defined under applicable regulations promulgated under the 1940 Act) advised by the Advisor, including Trustees who are affiliated with the Advisor. For the fiscal year ended September 30, 2005, and the calendar year ended December 31, 2005, the Trustees received the following compensation for serving as Trustees:

                                                       Aggregate
                                                     Compensation                                  Aggregate
                                                       from the      Aggregate      Aggregate     Compensation
                                         Pension or      Asset      Compensation   Compensation     from the
                                         Retirement   Allocation      from the       from the        Common
                                          Benefits   Fund for the   Growth Fund     Value Fund     Stock Fund
                                         Accrued as   Fiscal Year  for the Fiscal for the Fiscal for the Fiscal
                                           part of       Ended       Year Ended     Year Ended     Year Ended
                                            Fund     September 30, September 30,  September 30,  September 30,
Trustee(a)                               Expenses(b)    2005(b)       2005(b)        2005(b)        2005(b)
----------                               ----------- ------------- -------------- -------------- --------------
Douglas A. Hacker.......................     N/A        $1,154          $399          $1,166         $1,137
Janet Langford Kelly....................     N/A         1,310           485           1,323          1,292
Richard W. Lowry........................     N/A         1,088           402           1,098          1,072
William E. Mayer........................     N/A         1,256           465           1,268          1,241
Charles R. Nelson.......................     N/A         1,202           445           1,215          1,189
John J. Neuhauser.......................     N/A         1,116           413           1,127          1,103
Patrick J. Simpson (c)..................     N/A         1,152           426           1,163          1,138
Thomas E. Stitzel.......................     N/A         1,230           455           1,241          1,213
Thomas C. Theobald (d)..................     N/A         2,076           773           2,113          2,022
Anne-Lee Verville (e)...................     N/A         1,298           480           1,310          1,278
Richard L. Woolworth....................     N/A         1,129           418           1,140          1,112

                                       z

                                                          Aggregate
                                           Aggregate    Compensation    Aggregate
                                          Compensation    from the    Compensation  Total Compensation
                                            from the        Small       from the     from the Columbia
                                           Small Cap       Company      Dividend     Fund Complex Paid
                                           Core Fund    Fund for the  Fund for the  to the Trustees for
                                         for the Fiscal  Fiscal Year   Fiscal Year   the Calendar Year
                                           Year Ended       Ended         Ended            Ended
                                         September 30,  September 30, September 30,    December 31,
Trustee(a)                                  2005(b)        2005(b)       2005(b)          2005(b)
----------                               -------------- ------------- ------------- -------------------
Douglas A. Hacker.......................     $3,338        $1,051        $  859          $111,277
Janet Langford Kelly....................      3,788         1,192           974           116,500
Richard W. Lowry........................      3,143           990           809           142,500
William E. Mayer........................      3,630         1,142           938           147,750
Charles R. Nelson.......................      3,475         1,091           901           111,500
John J. Neuhauser.......................      3,226         1,014           833           137,833
Patrick J. Simpson (c)..................      3,328         1,047           860           107,500
Thomas E. Stitzel.......................      3,552         1,118           912           113,000
Thomas C. Theobald (d)..................      6,082         1,922         1,598           205,500
Anne-Lee Verville (e)...................      3,751         1,182           962           120,723
Richard L. Woolworth....................      3,263         1,027           837           106,500

--------
(a) As of December 31, 2005, the Columbia Fund Complex consisted of 159 open-end and 11 closed-end management investment company portfolios.
(b) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(c) During the fiscal year ended September 30, 2005, Mr. Simpson deferred $1,152, $426, $1,163, $1,138, $3,328, $1,047, $860 from the Asset
    Allocation, Growth, Value, Common Stock, Small Cap Core, Small Company and Dividend Funds, respectively, and in the calendar year ended December 31, 2005 $107,500 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under that plan was $269,502.
(d) During the fiscal year ended September 30, 2005, Mr. Theobald deferred $1,463, $546, $1,492, $1,401, $4,317, $1,378, $1,127 from the Asset
    Allocation, Growth, Value, Common Stock, Small Cap Core, Small Company and Dividend Funds, respectively, and in the calendar year ended December 31, 2005 $150,000 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under that plan was $320,084.
(e) During the fiscal year ended September 30, 2005, Ms. Verville deferred $145, $51, $138, $138, $403, $136, $87 from the Asset Allocation, Growth,
    Value, Common Stock, Small Cap Core, Small Company and Dividend Funds, respectively, pursuant to the deferred compensation plan. At December 31, 2005, the value of Ms. Verville's account under that plan was $683,935.

Role of the Board of Trustees

The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with service providers for the Fund and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds.

Audit Committee

Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended September 30, 2005, the Audit Committee convened seven times.

                                      aa

Governance Committee

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended September 30, 2005, the Governance Committee convened six times.

Advisory Fees & Expenses Committee

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended September 30, 2005, the Advisory Fees & Expenses Committee convened seven times.

Compliance Committee

Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Funds. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended September 30, 2005, the Compliance Committee convened four times.

Investment Oversight Committees

Each Trustee of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Columbia Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Columbia Fund Complex which they review:

IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector and Fixed Income - Core and Young Investor.

IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity, Taxable Fixed Income.

                                      bb

Share Ownership

   The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2005 (i) in each Fund and (ii) in the funds in the Columbia Fund Complex.

                                          Dollar Range of     Dollar Range of   Dollar Range of   Dollar Range of
                                         Equity Securities   Equity Securities Equity Securities Equity Securities
                                           Owned in the        Owned in the      Owned in the      Owned in the
Name of Trustee                        Asset Allocation Fund    Growth Fund       Value Fund     Common Stock Fund
---------------                        --------------------- ----------------- ----------------- -----------------
Disinterested Trustees
Douglas A. Hacker.....................         None                None              None              None
Janet Langford Kelly..................         None                None              None              None
Richard W. Lowry......................         None                None              None              None
Charles R. Nelson.....................   $50,001-$ 100,000         None              None              None
John J. Neuhauser.....................         None                None              None              None
Patrick J. Simpson....................         None          $50,001-$ 100,000       None              None
Thomas E. Stitzel.....................         None                None              None              None
Thomas C. Theobald....................         None                None        $10,001-$ 50,000        None
Anne-Lee Verville.....................         None                None              None              None
Richard L. Woolworth..................         None          $50,001-$ 100,000       None         Over $ 100,000

Interested Trustees
William E. Mayer......................         None                None              None              None

                                         Dollar Range of    Dollar Range of    Dollar Range of
                                        Equity Securities  Equity Securities  Equity Securities
                                          Owned in the        Owned in the      Owned in the
Name of Trustee                        Small Cap Core Fund Small Company Fund   Dividend Fund
---------------                        ------------------- ------------------ -----------------
Disinterested Trustees
Douglas A. Hacker.....................        None                None              None
Janet Langford Kelly..................        None                None              None
Richard W. Lowry......................        None                None              None
Charles R. Nelson.....................        None                None              None
John J. Neuhauser.....................        None                None              None
Patrick J. Simpson....................        None                None              None
Thomas E. Stitzel.....................        None                None              None
Thomas C. Theobald....................        None                None              None
Anne-Lee Verville.....................        None                None              None
Richard L. Woolworth..................        None                None              None

Interested Trustees
William E. Mayer......................        None                None              None

                                      cc

                                                       Aggregate Dollar Range
                                                        of Equity Securities
                                                         Owned in All Funds
                                                       Overseen by Trustee in
Name of Trustee                                        Columbia Fund Complex
---------------                                        ----------------------
Disinterested Trustees
Douglas A. Hacker.....................................        Over $100,000
Janet Langford Kelly..................................        Over $100,000
Richard W. Lowry......................................        Over $100,000
Charles R. Nelson.....................................        Over $100,000
John J. Neuhauser.....................................        Over $100,000
Patrick J. Simpson....................................        Over $100,000
Thomas E. Stitzel.....................................      $50,001-$100,000
Thomas C. Theobald....................................        Over $100,000
Anne-Lee Verville.....................................     Over $100,000/(1)/
Richard L. Woolworth..................................        Over $100,000

Interested Trustees
William E. Mayer......................................         $1-$10,000
--------
(1) Includes the value of compensation payable under the deferred compensation plan for independent Trustees of the Columbia Fund Complex that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Fund Complex as specified by Ms. Verville.

                                      dd

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers

The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end.

Columbia Asset Allocation Fund

                                           Other SEC-registered
                                               open-end and            Other pooled
                                             closed-end funds       investment vehicles        Other accounts
                                         ------------------------ ----------------------- -------------------------
                                         Number of                Number of               Number of
Portfolio Managers                       accounts      Assets     accounts      Assets    accounts        Assets
------------------                       ---------  ------------- ---------  ------------ ---------    ------------
Leonard A. Aplet........................    11      $3.11 billion     6      $1.5 billion      98      $8.9 billion
Stephen D. Barbaro......................     4      $1.18 billion     1      $ 21 million      12      $ 25 million
Paul J. Berlinguet......................     6      $ 2.3 billion     1      $400 million      16      $216 million
Daniel H. Cole..........................     8      $ 859 million     2      $107 million       8      $381 million
Wayne M. Collette**.....................     9      $ 1.4 billion     1      $  8 million      23      $465 million
Fred Copper*............................     5/(1)/ $ 1.7 billion     2/(1)/ $453 million       6/(1)/ $310 million
Daniele M. Donahoe**....................     5      $ 997 million     4      $321 million       9      $ 36 million
Lori J. Ensinger........................    10      $ 6.7 billion     2      $559 million   3,089      $  3 billion
Edward P. Hickey........................     2      $ 2.2 billion     0      $          0      29      $    498,400
David I. Hoffman........................    10      $ 6.7 billion     2      $559 million   3,094      $  3 billion
Jeremy Javidi...........................     4      $1.18 billion     1      $ 21 million      10      $ 23 million
Kenneth A. Korngiebel...................     7      $1.33 billion     0      $          0      45      $468 million
J. Michael Kosicki**....................     7      $ 1.2 billion     1      $  8 million      27      $465 million
Vikram J. Kuriyan, PhD..................    14      $ 9.2 billion    38      $3.3 billion     129/(2)/ $9.0 billion
Jon Michael Morgan**....................     5      $ 997 million     4      $321 million      11      $ 36 million
George J. Myers**.......................     7      $ 1.2 billion     1      $  8 million      26      $465 million
Stephen Peacher.........................     6      $ 2.3 billion     0      $          0       7      $  4 million
Noah J. Petrucci........................    10      $ 6.7 billion     2      $559 million   3,080      $  3 billion
Clifford D. Siverd**....................     5      $ 997 million     4      $321 million      11      $ 36 million
Diane L. Sobin..........................    10      $ 6.7 billion     2      $559 million   3,084      $  3 billion
Roger R. Sullivan.......................     5      $ 1.9 billion     1      $400 million      20      $200 million
Mary-Ann Ward...........................     6      $ 2.3 billion     0      $          0      53      $117 million
Theodore R. Wendell**...................     9      $ 1.4 billion     1      $  8 million      29      $465 million
John T. Wilson..........................     6      $2.45 billion     1      $405 million      30      $240 million
Karen Wurdack, PhD......................     2/(3)/ $ 940 million     0      $          0       4      $    230,000

--------
* Information for Mr. Copper, who began managing the Fund after its fiscal year end, is as of November 30, 2005.
** Information for portfolio manager, who began managing the Fund after its fiscal year end, is as of December 31, 2005.
(1) Includes 6 registered investment companies with assets of $1.7 billion, 2 pooled investment vehicles with assets of $453 million and 3 other accounts with assets of $310 million where there is an advisory fee based on performance.
(2) Includes 2 other accounts with assets of $33.2 million where there is an advisory fee based on performance.
(3) Includes 3 registered investment companies with assets of $1.3 billion where there is an advisory fee based on performance.

                                      ee

Columbia Large Cap Growth Fund

                        Other SEC-registered
                            open-end and            Other pooled
                          closed-end funds      investment vehicles       Other accounts
                       ----------------------- ---------------------- ----------------------
                       Number of               Number of              Number of
Portfolio Managers     accounts     Assets     accounts     Assets    accounts     Assets
------------------     --------- ------------- --------- ------------ --------- ------------
Paul J. Berlinguet....     6     $ 1.0 billion     1     $400 million    16     $216 million
Edward P. Hickey......     2     $1.07 billion     0     $          0    29     $    498,400
Roger R. Sullivan.....     5     $ 500 million     1     $400 million    20     $200 million
Mary-Ann Ward.........     6     $ 1.0 billion     0     $          0    53     $117 million
John T. Wilson........     6     $ 1.0 billion     1     $405 million    30     $240 million

Columbia Disciplined Value Fund

                        Other SEC-registered
                            open-end and           Other pooled
                          closed-end funds     investment vehicles        Other accounts
                       ---------------------- ---------------------- ------------------------
                       Number of              Number of              Number of
Portfolio Managers     accounts     Assets    accounts     Assets    accounts       Assets
------------------     --------- ------------ --------- ------------ ---------   ------------
Vikram J. Kuriyan, PhD    14     $9.2 billion    38     $3.3 billion    129/(2)/ $9.0 billion

Columbia Common Stock Fund

                        Other SEC-registered
                            open-end and        Other pooled
                          closed-end funds    investment vehicles     Other accounts
                       ---------------------- ------------------- ----------------------
                       Number of              Number of           Number of
Portfolio Managers     accounts     Assets    accounts    Assets  accounts     Assets
------------------     --------- ------------ ---------   ------  --------- ------------
Jeffrey D. Huffman....     4     $305 million     0         $0        4     $    128,000
Guy W. Pope...........     1     $306 million     0         $0       11     $118 million

Columbia Small Cap Core Fund

                       Other SEC-registered
                         open-end and            Other pooled
                       closed-end funds      investment vehicles        Other accounts
                       -------------------- ---------------------- ------------------------
                       Number of            Number of              Number of
Portfolio Managers     accounts    Assets   accounts     Assets    accounts      Assets
------------------     ---------   ------   --------- ------------ --------- --------------
Richard G. D'Auteuil..     0         $0         1     $286 million    24     $  947 million
Peter C. Larson.......     0         $0         1     $286 million    26     $  946 million
Allyn Seymour.........     0         $0         1     $286 million    29     $1,001 million

Columbia Small Company Equity Fund

                       Other SEC-registered
                           open-end and            Other pooled
                         closed-end funds      investment vehicles       Other accounts
                      ----------------------- ---------------------- ----------------------
                      Number of               Number of              Number of
Portfolio Managers    accounts     Assets     accounts     Assets    accounts     Assets
------------------    --------- ------------- --------- ------------ --------- ------------
Paul J. Berlinguet***     7     $ 2.9 billion     1     $400 million    16     $216 million
Daniel H. Cole.......     8     $ 859 million     2     $107 million     8     $381 million
Daniele M. Donahoe**.     5     $1.16 billion     4     $321 million     9     $ 36 million
Jon Michael Morgan**.     5     $1.16 billion     4     $321 million    11     $ 36 million
Clifford D. Siverd**.     5     $1.16 billion     4     $321 million    11     $ 36 million

--------
** Information for portfolio manager, who began managing the Fund after its fiscal year end, is as of December 31, 2005.
*** Mr. Berlinguet began managing the Fund in December, 2005.

                                      ff

Columbia Dividend Income Fund

                        Other SEC-registered
                            open-end and        Other pooled
                          closed-end funds    investment vehicles     Other accounts
                       ---------------------- ------------------- ----------------------
                       Number of              Number of           Number of
Portfolio Managers     accounts     Assets    accounts    Assets  accounts     Assets
------------------     --------- ------------ ---------   ------  --------- ------------
Richard E. Dahlberg...     3     $2.3 billion     0           $0     73     $600 million
Scott Davis...........     0     $          0     0           $0     73     $625 million

See "Management--Portfolio Transactions--Potential conflicts of interest in managing multiple accounts" in Part 2 of this SAI for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

Ownership of Securities

The table below shows the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds' most recent fiscal year:

Columbia Asset Allocation Fund

                                                    Dollar Range of
                                                   Equity Securities
                                                      in the Fund
Portfolio Managers                                Beneficially Owned
------------------                       -------------------------------------
Leonard A. Aplet........................                 None
Stephen D. Barbaro......................                 None
Paul J. Berlinguet......................                 None
Daniel H. Cole..........................                 None
Wayne M. Collette**.....................                 None
Fred Copper*............................                 None
Daniele M. Donahoe**....................                 None
Lori J. Ensinger........................                 None
Edward P. Hickey........................                 None
David I. Hoffman........................                 None
Jeremy Javidi...........................                 None
Kenneth A. Korngiebel...................                 None
J. Michael Kosicki**....................                 None
Vikram J. Kuriyan, PhD..................                 None
Jon Michael Morgan**....................                 None
George J. Myers**.......................                 None
Stephen Peacher.........................                 None
Noah J. Petrucci........................                 None
Clifford D. Siverd**....................                 None
Diane L. Sobin..........................                 None
Roger R. Sullivan.......................                 None
Mary-Ann Ward...........................                 None
Theodore R. Wendell**...................                 None
John T. Wilson..........................                 None
Karen Wurdack, PhD......................                 None
--------
* Information for Mr. Copper, who began managing the Fund after its fiscal year end, is as of November 30, 2005.
** Information for portfolio manager, who began managing the Fund after its fiscal year end, is as of December 31, 2005.

                                      gg

Columbia Large Cap Growth Fund

                                                              Dollar Range of
                                                             Equity Securities
                                                                in the Fund
Portfolio Managers                                           Beneficially Owned
------------------                                           ------------------
Paul J. Berlinguet..........................................  $10,001-$50,000
Edward P. Hickey............................................  $50,001-$100,000
Roger R. Sullivan...........................................        None
Mary-Ann Ward...............................................        None
John T. Wilson..............................................        None

Columbia Disciplined Value Fund

                                                              Dollar Range of
                                                             Equity Securities
                                                                in the Fund
Portfolio Managers                                           Beneficially Owned
------------------                                           ------------------
Vikram J. Kuriyan, PhD......................................        None

Columbia Common Stock Fund

                                                             Dollar Range of
                                                           Equity Securities in
                                                                 the Fund
Portfolio Managers                                          Beneficially Owned
------------------                                         --------------------
Jeffrey D. Huffman........................................        None
Guy W. Pope...............................................  $100,001-$500,000

Columbia Small Cap Core Fund

                                                              Dollar Range of
                                                             Equity Securities
                                                                in the Fund
Portfolio Managers                                           Beneficially Owned
------------------                                           ------------------
Richard D'Auteuil...........................................        None
Peter Larson................................................        None
Allyn Seymour...............................................        None

Columbia Small Company Equity Fund

                                                              Dollar Range of
                                                             Equity Securities
                                                                in the Fund
Portfolio Managers                                           Beneficially Owned
------------------                                           ------------------
Paul J. Berlinguet***.......................................        None
Daniel H. Cole..............................................        None
Daniele M. Donahoe**........................................        None
Jon Michael Morgan**........................................        None
Clifford D. Siverd**........................................        None
--------
** Information for portfolio manager, who began managing the Fund after its fiscal year end, is as of December 31, 2005.
*** Mr. Berlinguet began managing the Fund in December, 2005.

Columbia Dividend Income Fund

                                                              Dollar Range of
                                                             Equity Securities
                                                                in the Fund
Portfolio Managers                                           Beneficially Owned
------------------                                           ------------------
Richard E. Dahlberg.........................................  $50,001-$100,000
Scott Davis.................................................        None

                                      hh

Compensation

As of each Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

Columbia Asset Allocation Fund

Portfolio Managers                Performance Benchmark                       Peer Group
------------------          ----------------------------------  ----------------------------------------
Leonard A. Aplet........... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Stephen D. Barbaro......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Paul J. Berlinguet......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Daniel H. Cole............. 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Wayne M. Collette.......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Fred Copper................ 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Daniele M. Donahoe......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Lori J. Ensinger........... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Edward P. Hickey........... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
David I. Hoffman........... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Jeremy Javidi.............. 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Kenneth A. Korngiebel...... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
J. Michael Kosicki......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Vikram J. Kuriyan, PhD..... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Jon Michael Morgan......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
George J. Myers............ 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Stephen Peacher............ 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Noah J. Petrucci........... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Clifford D. Siverd......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Diane L. Sobin............. 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Roger R. Sullivan.......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Mary-Ann Ward.............. 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Theodore R. Wendell........ 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
John T. Wilson............. 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category
Karen Wurdack, PhD......... 60-40 SP 500/Lehman Aggregate Bond  Morningstar Moderate Allocation Category

Columbia Large Cap Growth Fund

Portfolio Managers                Performance Benchmark                       Peer Group
------------------          ----------------------------------  ---------------------------------------
Paul J. Berlinguet.........       Russell 1000 Growth TR           Morningstar Large Growth Category
Edward P. Hickey...........       Russell 1000 Growth TR           Morningstar Large Growth Category
Roger R. Sullivan..........       Russell 1000 Growth TR           Morningstar Large Growth Category
Mary-Ann Ward..............       Russell 1000 Growth TR           Morningstar Large Growth Category
John T. Wilson.............       Russell 1000 Growth TR           Morningstar Large Growth Category

Columbia Disciplined Value Fund

Portfolio Managers                Performance Benchmark                       Peer Group
------------------          ----------------------------------  ---------------------------------------
Vikram J. Kuriyan, PhD.....       Russell 1000 Value TR            Morningstar Large Value Category

Columbia Common Stock Fund

Portfolio Managers                Performance Benchmark                       Peer Group
------------------          ----------------------------------  ---------------------------------------
Jeffrey D. Huffman.........          Russell 1000 TR               Morningstar Large Blend Category
Guy W. Pope................          Russell 1000 TR               Morningstar Large Blend Category

Columbia Small Cap Core Fund

Portfolio Managers                Performance Benchmark                       Peer Group
------------------          ----------------------------------  ---------------------------------------
Richard D'Auteuil..........          Russell 2000 TR               Morningstar Small Blend Category
Peter Larson...............          Russell 2000 TR               Morningstar Small Blend Category
Allyn Seymour..............          Russell 2000 TR               Morningstar Small Blend Category

Columbia Small Company Equity Fund

Portfolio Managers                Performance Benchmark                       Peer Group
------------------          ----------------------------------  ---------------------------------------
Paul J. Berlinguet.........       Russell 2000 Growth TR           Morningstar Small Growth Category
Daniel H. Cole.............       Russell 2000 Growth TR           Morningstar Small Growth Category
Daniele M. Donahoe.........       Russell 2000 Growth TR           Morningstar Small Growth Category
Jon Michael Morgan.........       Russell 2000 Growth TR           Morningstar Small Growth Category
Clifford D. Siverd.........       Russell 2000 Growth TR           Morningstar Small Growth Category

Columbia Dividend Income Fund

Portfolio Managers                Performance Benchmark                       Peer Group
------------------          ----------------------------------  ---------------------------------------
Richard E. Dahlberg........       Russell 1000 Value TR              Lipper Equity Income Category
Scott Davis................       Russell 1000 Value TR              Lipper Equity Income Category

The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

                                      jj

Ownership of the Funds

As of record on December 31, 2005, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

As of record on December 31, 2005, the following shareholders of record owned 5% or more of the shares of the classes of the Funds noted below:

COLUMBIA ASSET ALLOCATION FUND

                                                                 Percent of
  Shareholder (name and address)                               Class Total (%)
  ------------------------------                               ---------------
  Class Z Shares
  BANK OF AMERICA NA..........................................      12.57
  411 N AKARD STREET
  DALLAS TX 75201-3307

  Class C Shares
  RAYMOND JAMES & ASSOC INC...................................       7.28
  FBO ROYKO TRUST
  880 CARILLON PKWY
  ST PETERSBURG FL 33716-1100

  AMERICAN ENTERPRISE INVESTMENT SVCS.........................       6.56
  PO BOX 9446
  MINNEAPOLIS MN 55440-9446

COLUMBIA LARGE CAP GROWTH FUND

                                                                 Percent of
  Shareholder (name and address)                               Class Total (%)
  ------------------------------                               ---------------
  Class Z Shares
  BANK OF AMERICA NA..........................................      35.70
  411 N AKARD STREET
  DALLAS TX 75201-3307

  AMVESCAP NATIONAL TRUST CO AS AGENT.........................      13.74
  FOR FLEET NATIONAL BANK FBO
  FLEETBOSTON FINANCIAL SAVINGS PLUS
  PO BOX 105779
  ATLANTA GA 30348-5779

  Class C Shares
  CHARLES H VENTURA...........................................      12.37
  745 DISTEL DR STE 101
  LOS ALTOS CA 94022-1544

                                      kk

COLUMBIA DISCIPLINED VALUE FUND

                                                                 Percent of
  Shareholder (name and address)                               Class Total (%)
  ------------------------------                               ---------------
  Class A Shares
  NFS LLC FEBO................................................      12.41
  BARBARA H BRONNER TTEE
  BARBARA BRONNER TRUST
  793 HIGHLAND PL
  HIGHLAND PARK IL 60035-4844

  Class C Shares
  MERRILL LYNCH PIERCE FENNER & SMITH.........................      14.76
  FOR THE SOLE BENEFIT OF ITS CUSTOMERS
  4800 DEER LAKE DR E FL 3
  JACKSONVILLE FL 32246-6484

  LPL FINANCIAL SERVICES......................................      11.00
  9785 TOWNE CENTRE DR
  SAN DIEGO CA 92121-1968

  FIRST CLEARING LLC..........................................       7.34
  JOHN J QUINN BENEFICIARY IRA
  3413 PRIMROSE ROAD
  PHILADELPHIA PA 19114

  FIRST CLEARING LLC..........................................       6.90
  VIRGINIA E TOMLIN IRA
  FCC AS CUSTODIAN
  1 CORKERY LANE
  MEDFORD NJ 08055

  NFS LLC FEBO................................................       5.05
  NFS/FMTC IRA
  FBO JUDITH L DAVY
  2808 HURSTVIEW DR
  HURST TX 76054-2344

  Class Z Shares
  BANK OF AMERICA NA..........................................      79.71
  411 N AKARD STREET
  DALLAS TX 75201-3307

  AMVESCAP NATIONAL TRUST CO AS AGENT.........................       5.07
  FOR FLEET NATIONAL BANK FBO
  LEVITON MANUFACTURING SAVINGS PLAN
  PO BOX 105779
  ATLANTA GA 30348-5779

                                      ll

COLUMBIA COMMON STOCK FUND

                                                                 Percent of
  Shareholder (name and address)                               Class Total (%)
  ------------------------------                               ---------------
  Class C Shares
  FIRST CLEARING LLC..........................................      18.11
  LATONYA LESTER IRREV TRUST
  WANDA THOMPSON TTEE
  4001 OFFICE COURT DR BLDG 1000
  SANTA FE, NM 87501

  MERRILL LYNCH PIERCE FENNER & SMITH.........................       6.37
  FOR THE SOLE BENEFIT OF ITS CUSTOMERS
  4800 DEER LAKE DR E FL 3
  JACKSONVILLE FL 32246-6484

  AMERICAN ENTERPRISE INVESTMENT SVCS.........................       5.94
  PO BOX 9446
  MINNEAPOLIS MN 55440-9446

  NFS LLC FEBO................................................       5.42
  DAVID E SULLIVAN
  SUZANNE E SULLIVAN
  18 PINE RD
  WEST HARTFORD CT 06119-1045

  Class Z Shares
  BANK OF AMERICA NA..........................................      38.32
  411 N AKARD STREET
  DALLAS TX 75201-3307

  CHARLES SCHWAB & CO INC.....................................       9.72
  SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
  101 MONTGOMERY ST
  SAN FRANCISCO CA 94104-4122

                                      mm

COLUMBIA SMALL CAP CORE FUND

                                                                 Percent of
  Shareholder (name and address)                               Class Total (%)
  ------------------------------                               ---------------
  Class Z Shares
  BANK OF AMERICA NA..........................................      70.15
  411 N AKARD ST
  DALLAS TX 75201-3307

  Class C Shares
  CITIGROUP GLOBAL MARKETS, INC...............................       6.87
  333 W 34TH ST
  NEW YORK NY 10001-2402

  MERRILL LYNCH PIERCE FENNER & SMITH.........................       6.62
  FOR THE SOLE BENEFIT OF ITS CUSTOMERS
  4800 DEER LAKE DR E FL 3
  JACKSONVILLE FL 32246-6484

  Class A Shares
  CHARLES SCHWAB & CO INC.....................................      29.78
  SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
  101 MONTGOMERY ST
  SAN FRANCISCO CA 94104-4122

  DEFAULT TRUSTEE FOR NON-PROTOTYPE...........................       5.95
  MITRA & CO
  OMNIBUS ACCOUNT
  1000 N WATER STREET
  MILWAUKEE WI 53202-6648

  Class T Shares
  CHARLES SCHWAB & CO INC.....................................      20.51
  SPECIAL CUSTODY ACCT FOR EXCLUSIVE OF CUSTOMERS
  101 MONTGOMERY ST
  SAN FRANCISCO CA 94104-4122

                                      nn

COLUMBIA SMALL COMPANY EQUITY FUND

                                                                 Percent of
  Shareholder (name and address)                               Class Total (%)
  ------------------------------                               ---------------
  Class A Shares
  BANK OF AMERICA.............................................      27.41
  FBO BRISTOL HOSPITAL
  411 N AKARD STREET
  DALLAS TX 75201-3307

  Class Z Shares
  BANK OF AMERICA NA..........................................      78.14
  411 N AKARD ST
  DALLAS TX 75201-3307

  Class C Shares
  PERSHING LLC................................................       7.99
  PO BOX 2052
  JERSEY CITY NJ 07303-2052

  NFS LLC FEBO................................................       5.16
  NFS/FMTC ROLLOVER IRA
  FBO SUSAN BARRON
  101 WEST 78TH STREET
  NEW YORK NY 10024-6717

COLUMBIA DIVIDEND INCOME FUND

                                                                 Percent of
  Shareholder (name and address)                               Class Total (%)
  ------------------------------                               ---------------
  Class Z Shares
  BANK OF AMERICA NA..........................................      92.04
  411 N AKARD STREET
  DALLAS TX 75201-3307

  Class A Shares
  SEI PRIVATE TRUST CO........................................      27.78
  C/O WACHOVIA- PREMIER
  ONE FREEDOM VALEEY DRIVE
  OAKS PA 19456

Sales Charges (dollars in thousands)

PFPC Distributors served as distributor for the Predecessor Funds until July 22, 2002. PFPC Distributors, an indirect wholly owned subsidiary of PNC Financial Services Group, is a registered broker-dealer with principal offices located at 400 Bellevue Parkway, Wilmington, Delaware 19809.

                                      oo

During the fiscal years ended September 30, 2005 and 2004, the eleven months ended September 30, 2003 and the year ended October 2002, CMD and PFPC Distributors received sales charges as follows:

ASSET ALLOCATION FUND

                                                                      Class A Shares(a)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $39    $56         $7           $0
Initial sales charges retained by CMD.......................   6      8          1            0
Aggregate contingent deferred sales charges (CDSC) on Fund
  redemptions retained by CMD...............................   0      0          0            0

                                                                      Class B Shares(c)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors.............................................. $11    $10         $2           $2

                                                                            Class C Shares(d)
                                                                         ---------------------------
                                                                         Years ended      Eleven
                                                                         September 30, months ended
                                                                         ------------  September 30,
                                                                         2005   2004      2003(b)
                                                                         ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD......................  (g)    (g)        $0

                                                                      Class G Shares(e)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors.............................................. $65    $123       $239         $333

                                                                      Class T Shares(f)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $30    $44         $46         $123
Initial sales charges retained by CMD.......................   4      7           2
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors..............................................   0      0          24            0

--------
(a) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were redesignated Class A shares.
(b) The Asset Allocation Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were redesignated Class B shares.
(d) Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                      pp

GROWTH FUND

                                                                      Class A Shares(a)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $46    $53         $11          $0
Initial sales charges retained by CMD.......................   7      8           2           0
Aggregate contingent deferred sales charges (CDSC) on Fund
  redemptions retained by CMD...............................   0      0           0           0

                                                                      Class B Shares(c)
                                                             --------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors.............................................. $18     $5         (g)          (g)

                                                                             Class C Shares(d)
                                                                          ---------------------------
                                                                          Years ended      Eleven
                                                                          September 30, months ended
                                                                          ------------  September 30,
                                                                          2005   2004      2003(b)
                                                                          ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD.......................  $1     (g)        $0

                                                                      Class G Shares(e)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors.............................................. $115   $126       $166         $205

                                                                      Class T Shares(f)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $85    $123       $132         $302
Initial sales charges retained by CMD.......................  11      16          5
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors..............................................   0       0         23            0

--------
(a) On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were redesignated Class A shares.
(b) The Growth Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were redesignated Class B shares.
(d) Class C shares were initially offered on November 18, 2002.
(e) On November 18, 2002, the Galaxy Equity Growth Fund, Retail B shares were redesignated Class G shares.
(f) On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                      qq

VALUE FUND

                                                                            Class A Shares(b)
                                                                         --------------------------
                                                                         Years ended      Eleven
                                                                         September 30, months ended
                                                                         ------------- September 30,
                                                                         2005   2004      2003(a)
                                                                         ----   ----   -------------
Aggregate initial sales charges on Fund share sales..................... $30    $23         $ 6
Initial sales charges retained by CMD...................................   5      4          (g)
Aggregate contingent deferred sales charges (CDSC) on Fund redemptions
  retained by CMD.......................................................   0      0           0

                                                                            Class B Shares(c)
                                                                         ---------------------------
                                                                         Years ended      Eleven
                                                                         September 30, months ended
                                                                         ------------- September 30,
                                                                         2005   2004      2003(a)
                                                                         ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD......................  $5     $1         $0

                                                                            Class C Shares(d)
                                                                         ---------------------------
                                                                         Years ended      Eleven
                                                                         September 30, months ended
                                                                         ------------  September 30,
                                                                         2005   2004      2003(a)
                                                                         ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD......................  (g)    (g)        $0

                                                                      Class G Shares(e)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(a)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Predecessor Fund redemptions received by
  PFPC Distributors......................................... $14    $21         $31          $37

                                                                      Class T Shares(f)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(a)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $30    $41         $33          $78
Initial sales charges retained by CMD.......................   4      6           1
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors..............................................   0      0           0            0

--------
(a) The Value Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) Class A shares were initially offered on November 25, 2002.
(c) Class B shares were initially offered on November 25, 2002.
(d) Class C shares were initially offered on November 25, 2002.
(e) On November 25, 2002, the Galaxy Equity Value Fund, Retail B shares were redesignated Class G shares.
(f) On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                      rr

COMMON STOCK FUND

                                                                      Class A Shares(b)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(a)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $25    $50         $24
Initial sales charges retained by CMD.......................   4      8           4          $7
Aggregate contingent deferred sales charges (CDSC) on
  Fund redemptions retained by CMD..........................   3      0           0           0

                                                                      Class B Shares(c)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(a)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Predecessor Fund redemptions received by
  CMD....................................................... $14     $6         $1          $794

                                                                            Class C Shares(d)
                                                                         ---------------------------
                                                                         Years ended      Eleven
                                                                         September 30, months ended
                                                                         ------------  September 30,
                                                                         2005   2004     2003(a),
                                                                         ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD......................  (g)    (g)        $0

                                                                      Class G Shares(e)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(a)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Predecessor Fund redemptions received by
  PFPC Distributors......................................... $36    $47         $91         $163

                                                                      Class T Shares(f)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(a)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Fund share sales......... $40    $52         $60         $122
Initial sales charges retained by CMD.......................   5      8           2
Aggregate CDSC on Fund redemptions retained by CMDand PFPC
  Distributors..............................................   0      0           0            0

--------
(a) The Common Stock Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) On December 9, 2002, the Fund's, Prime A shares were redesignated Class A shares.
(c) On December 9, 2002, the Fund's, Prime B shares were redesignated Class B shares.
(d) Class C shares were initially offered on December 9, 2002.
(e) On December 9, 2002, the Fund's, Retail B shares were redesignated Class G shares.
(f) On December 9, 2002, the Fund's, Retail A shares were redesignated Class T shares.
(g) Rounds to less than one.

                                      ss

SMALL CAP CORE FUND

                                                                       Class A Shares(a)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----  ------  ------------- -----------
Aggregate initial sales charges on Fund share sales......... $67   $1,402      $467          $5
Initial sales charges retained by CMD.......................  10      193        58           0
Aggregate contingent deferred sales charges (CDSC) on Fund
  redemptions retained by CMD...............................   1        1         7           0

                                                                      Class B Shares(d)
                                                             --------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Predecessor Fund redemptions received by
  PFPC Distributors......................................... $83    $57         $5           (c)

                                                                             Class C Shares(e)
                                                                          --------------------------
                                                                          Years ended      Eleven
                                                                          September 30, months ended
                                                                          ------------- September 30,
                                                                          2005   2004      2003(b)
                                                                          ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD.......................  $7    $20         (c)

                                                                      Class G Shares(f)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------- September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate CDSC on Predecessor Fund redemptions received by
  PFPC Distributors......................................... $30    $19         $27          $17

                                                                      Class T Shares(g)
                                                             ---------------------------------------
                                                             Years ended      Eleven
                                                             September 30, months ended  Year ended
                                                             ------------  September 30, October 31,
                                                             2005   2004      2003(b)       2002
                                                             ----   ----   ------------- -----------
Aggregate initial sales charges on Predecessor Fund share
  sales..................................................... $43    $62         $96         $423
Initial sales charges retained by CMD.......................   6     10          10
Aggregate CDSC on Fund redemptions retained by CMD and PFPC
  Distributors..............................................  (c)    (c)         (c)           0

--------
(a) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were redesignated Class A shares.
(b) The Small Cap Core Fund changed its fiscal year end from October 31 to September 30 in 2003. (c) Rounds to less than one.
(d) On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were redesignated Class B shares.
(e) Class C shares were initially offered on November 18, 2002.
(f) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail B shares were redesignated Class G shares.
(g) On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were redesignated Class T shares.

                                      tt

SMALL COMPANY FUND

                                                       Class A Shares(a)
                                                    ---------------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ------------- September 30,
                                                    2005   2004      2003(b)
                                                    ----   ----   -------------
Aggregate initial sales charges on Fund share sales $27    $83         $5
Initial sales charges retained by CMD..............   4     12          1
Aggregate contingent deferred sales charges (CDSC)
  on Fund redemptions retained by CMD..............   1      0          0

                                                       Class B Shares(d)
                                                    --------------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ------------- September 30,
                                                    2005   2004      2003(b)
                                                    ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD.  $7     $2         (c)

Class B Shares were not offered by the Small Company Fund during the last three fiscal years.

                                                       Class C Shares(e)
                                                    ---------------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ------------  September 30,
                                                    2005   2004      2003(b)
                                                    ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD.  (c)    (c)        $0

                                                 Class G Shares(f)
                                        ---------------------------------------
                                        Years ended      Eleven
                                        September 30, months ended  Year ended
                                        ------------- September 30, October 31,
                                        2005   2004      2003(b)       2002
                                        ----   ----   ------------- -----------
Aggregate CDSC on Predecessor Fund
  redemptions received by PFPC
  Distributors.........................  $9    $14         $13          $21

                                                 Class T Shares(g)
                                        ---------------------------------------
                                        Years ended      Eleven
                                        September 30, months ended  Year ended
                                        ------------- September 30, October 31,
                                        2005   2004      2003(b)       2002
                                        ----   ----   ------------- -----------
Aggregate initial sales charges on
  Fund share sales..................... $16    $22         $19          $47
Initial sales charges retained by CMD..   2      3          (c)
Aggregate CDSC on Fund redemptions
  retained by CMD and PFPC Distributors   0      0           6            0
--------
(a) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime A shares were redesignated Class A shares.
(b) The Small Company Fund changed its fiscal year end from October 31 to September 30 in 2003.
(c) Rounds to less than one.
(d) On November 18, 2002, the Galaxy Small Company Equity Fund, Prime B shares were redesignated Class B shares.
(e) Class C shares were initially offered on November 18, 2002.
(f) On November 18, 2002, the Galaxy Small Company Equity Fund, Retail B shares were redesignated Class G shares.
(g) On November 18, 2002, the Galaxy Small Company Equity Fund l Retail A shares were redesignated Class T shares.

                                      uu

DIVIDEND FUND

                                                       Class A Shares(b)
                                                    ---------------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ------------- September 30,
                                                    2005   2004      2003(a)
                                                    ----   ----   -------------
Aggregate initial sales charges on Fund share sales $255   $111        $7
Initial sales charges retained by CMD..............   39     18         1
Aggregate contingent deferred sales charges (CDSC)
  on Fund redemptions retained by CMD..............    1      0         0

                                                       Class B Shares(b)
                                                    --------------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ------------- September 30,
                                                    2005   2004      2003(a)
                                                    ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD. $25     $8         (e)

                                                       Class C Shares(b)
                                                    ---------------------------
                                                    Years ended      Eleven
                                                    September 30, months ended
                                                    ------------  September 30,
                                                    2005   2004      2003(a)
                                                    ----   ----   -------------
Aggregate CDSC on Fund redemptions retained by CMD.  $2     (e)        $2

                                                 Class G Shares(c)
                                        ---------------------------------------
                                        Years ended      Eleven
                                        September 30, months ended  Year ended
                                        ------------- September 30, October 31,
                                        2005   2004      2003(a)       2002
                                        ----   ----   ------------- -----------
Aggregate CDSC on Fund redemptions
  received by PFPC Distributors........  $9    $19         $30          $46

                                                 Class T Shares(d)
                                        ---------------------------------------
                                        Years ended      Eleven
                                        September 30, months ended  Year ended
                                        ------------- September 30, October 31,
                                        2005   2004      2003(a)       2002
                                        ----   ----   ------------- -----------
Aggregate initial sales charges on
  Predecessor Fund share sales......... $18    $23         $19          $60
Initial sales charges retained by CMD..   3      3           1
Aggregate CDSC on Fund redemptions
  retained by CMD and PFPC Distributors   0      0           0            0
--------
(a) The Dividend Fund changed its fiscal year end from October 31 to September 30 in 2003.
(b) Classes A, B and C shares were initially offered on November 25, 2002.
(c) On November 25, 2002, the Fund's Retail B shares were redesignated Class G shares.
(d) On November 25, 2002, the Fund's Retail A shares were redesignated Class T shares.
(e) Rounds to less than one.

12b-1 Plan, Shareholder Servicing Plan, CDSCs and Conversion of Shares All of the Funds offer Class A, Class B, Class C, Class G, Class T and Class Z shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds pay CMD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also pay CMD monthly a distribution fee at an annual rate of 0.10% of each Fund's average daily net assets attributed to Class A shares and 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares.

For the current fiscal year, CMD intends to limit aggregate 12b-1 fees for Class A shares to 0.25%. The Funds also may pay CMD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% shareholder liaison services and up to 0.25% administrative support services).

For the current fiscal year, the Fund's payments under the Plan for each of distribution services, shareholder liaison services and administrative support services will be limited to 0.95% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. Such limitations may be revoked at any time. CMD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms ("FSFs") and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of CMD's expenses, CMD may realize a profit from the fees. The Plan authorizes any other payments by the Funds to CMD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50%, comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.30% for the Funds.

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the ww

Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs and initial sales charges are described in the Prospectuses.

No CDSC will be imposed on shares derived from reinvestment of distributions or on amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Eight years after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee. See Part 2 of this Statement of Additional Information for the CDSCs and conversion schedules applicable to Class G shares received in exchange for Retail B shares purchased or acquired prior to January 1, 2001.

Sales-related expenses (dollars in thousands) of CMD relating to the Funds for the fiscal year ended September 30, 2005, were (a):

                                                 ASSET ALLOCATION FUND
                                        ---------------------------------------
                                        Class A Class B Class C Class G Class T
                                        Shares  Shares  Shares  Shares  Shares
                                        ------- ------- ------- ------- -------
Fees to FSFs...........................   $9      $43     $ 5     $94    $558
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)............................    2        2      (a)      2      19
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)..............    3        3      (a)      3      18

                                                      GROWTH FUND
                                        ---------------------------------------
                                        Class A Class B Class C Class G Class T
                                        Shares  Shares  Shares  Shares  Shares
                                        ------- ------- ------- ------- -------
Fees to FSFs...........................   $20     $42     $10    $147    $665
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)............................     3       2       1       6      12
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)..............     5       3       1       9      17

                                                      VALUE FUND
                                        ---------------------------------------
                                        Class A Class B Class C Class G Class T
                                        Shares  Shares  Shares  Shares  Shares
                                        ------- ------- ------- ------- -------
Fees to FSFs...........................   $9      $18     $ 3     $19    $407
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)............................    1        1      (a)      1       4
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)..............    2        2      (a)      1       6

                                                   COMMON STOCK FUND
                                        ---------------------------------------
                                        Class A Class B Class C Class G Class T
                                        Shares  Shares  Shares  Shares  Shares
                                        ------- ------- ------- ------- -------
Fees to FSFs...........................   $24     $67     $ 6     $39    $537
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)............................     2       1      (a)      1       6
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)..............     3       2      (a)      2       9

                                                  SMALL CAP CORE FUND
                                        ---------------------------------------
                                        Class A Class B Class C Class G Class T
                                        Shares  Shares  Shares  Shares  Shares
                                        ------- ------- ------- ------- -------
Fees to FSFs...........................  $717    $143    $435     $32    $452
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)............................    38       3       4       1      11
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)..............    57       4       7       1      17

                                                  SMALL COMPANY FUND
                                        ---------------------------------------
                                        Class A Class B Class C Class G Class T
                                        Shares  Shares  Shares  Shares  Shares
                                        ------- ------- ------- ------- -------
Fees to FSFs...........................   $14     $18     $ 7     $12    $207
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)............................     2       1      (a)      1       1
Allocated travel, entertainment and
  other promotional expenses
(including advertising)................     3       1       1       1       2

                                                     DIVIDEND FUND
                                        ---------------------------------------
                                        Class A Class B Class C Class G Class T
                                        Shares  Shares  Shares  Shares  Shares
                                        ------- ------- ------- ------- -------
Fees to FSFs...........................   $92    $106     $33     $15    $305
Cost of sales material relating to the
  Fund (including printing and mailing
  expenses)............................    18       6       2      (a)      4
Allocated travel, entertainment and
  other promotional expenses
  (including advertising)..............    27      10       3      (a)      6
--------
(a) Rounds to less than one.

                                      yy

CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 2 Avenue De Lafayette, Boston, MA 02111-2900, is the Funds' custodian. The custodian is responsible for safeguarding and controlling the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE FUNDS

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110-1707, is the Funds' independent registered public accounting firm, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included for the fiscal years ended September 30, 2005 and September 30, 2004, in reliance upon the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in accounting and auditing.

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

                      STATEMENT OF ADDITIONAL INFORMATION

                                    PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include the series of Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VIII, Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX) and Columbia Funds Trust XI (each a Trust and together, the Trusts, also known as Fund Complex). In certain cases, the discussion applies to some, but not all, of the Funds, and you should refer to your Fund's Prospectus and to Part 1 of this Statement of Additional Information ("SAI") to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES

Part 1 of this SAI lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in Part 1 of this SAI, it is not applicable to your Fund.

Short-Term Trading

In seeking the Fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the Fund may have owned the security. From time to time, the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other mutual funds. The Fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

Short Sales

A Fund's short sales are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the Fund borrows the security from a third party. The Fund is then obligated to return the security to the third party, so the Fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the Fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Lower-Rated Debt Securities

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

     1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

     2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

     3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the Fund's achievement of its investment goal; and

     4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Common Stock, Preferred Stock and Warrants

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the company's capital stock at a set price for a specified period of time.

Foreign Securities

The Fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the Fund, will be held by the Fund's custodian or by a sub-custodian or depository. See also "Foreign Currency Transactions" below.

The Fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the Fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The Fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the Fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

The Fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Exchange-traded funds ("ETFs"). The Fund may invest in ETFs up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

The Fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Zero Coupon Securities ("Zeros")

The Fund may invest in Zeros, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zeros include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The Fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

Step Coupon Bonds ("Steps")

The Fund may invest in debt securities, known as Steps, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

Pay-In-Kind ("PIK") Securities

The Fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments

Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is a promissory note issued by a business to finance short-term needs (including promissory notes with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement in which the Fund would be allowed to invest directly.

Certificates of Deposit are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. Time Deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

Government Obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in Part 1 of this SAI. For purposes of each Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets. Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a Fund's assets that may be invested in STRIPS, the Advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component is usually volatile in response to changes in interest rates.

In U.S. Treasury Rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The Funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

Commercial Paper is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

Stripped Obligations

To the extent consistent with their investment objective, Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Municipal Securities

Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this SAI and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

Private Activity Bonds

The Funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

Interfund Borrowing and Lending

The Fund may lend money to and borrow money from other affiliated registered open-end investment companies. The Fund may borrow through the program when the Advisor believes borrowing is appropriate and the costs are equal to or lower than the costs of bank loans. When borrowing money, the Fund is subject to the risk that the securities the Fund acquires with the borrowed money or would otherwise have sold will decline in value. When lending money, the Fund is subject to the risk that the borrower will be unwilling or unable to make timely payments of interest or principal.

Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

Mortgage Dollar Rolls

In a mortgage dollar roll, the Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the Fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the Fund from the transaction.

REITs

The Funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

Mortgage-Backed Securities

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Non-Agency Mortgage-Backed Securities

The Fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the Fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy.

Asset-Backed Securities

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively lengthen the expected maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Custody Receipts and Trust Certificates. Custody receipts, such as Morgan Stanley TRACERs (Traded Custody Receipts), and trust certificates, such as Lehman Brothers TRAINs (Targeted Return Index Securities Trust), are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities or with a trust in exchange for trust certificates evidencing interests in the trust, the principal asset of which is those securities. The sponsor will then generally sell those custody receipts or trust certificates in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt or trust certificate evidences the individual securities in the pool and the holder of a custody receipt or trust certificate generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt or trust certificate generally will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt or trust certificate. If a custody receipt or trust certificate is sold, a holder will be treated as having directly "disposed of its pro rata share of the securities evidenced by the custody receipt or trust certificate. Additionally, the holder of a custody receipt or trust certificate may withdraw the securities represented by the custody receipt or trust certificate subject to certain conditions. Custody receipts and trust certificates are generally subject to the same risks as those securities evidenced by the receipts or certificates which, in the case of the Fund, are corporate debt securities. Additionally, custody receipts and trust certificates may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. The Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Line of Credit

The Fund may establish and maintain a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowings may be preferable to liquidation of portfolio securities.

Options on Securities

Writing covered options. The Fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the Fund's investment goal and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter ("OTC") options. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the Fund and assets held to cover OTC options written by the Fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the Fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the Fund, only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your Fund's Prospectus) of the Fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the Fund, (ii) OTC options purchased by the Fund, (iii) securities which are not readily marketable, and
(iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events--such as volume in excess of trading or clearing capability--were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the Fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the Fund's custodian.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at the settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Municipal Bond Index Futures Contracts. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the CFTC. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

Options on futures contracts. The Fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The Fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of interest rate and U.S. Treasury security futures contracts and options. The Funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The Fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the Fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Fund's portfolio securities sought to be hedged.

Successful use of index futures by the Fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the

Fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices. As an alternative to purchasing call and put options on index futures, the Fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a Fund may not write covered options on an index.

Options on Foreign Stock Indices. The Funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Swap Agreements (Swaps, Caps, Collars and Floors)

The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

Equity Swaps

The Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (e.g., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

Risk factors in equity swap transactions. Equity swaps are derivative instruments and their values can be very volatile. To the extent that the portfolio managers do not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, the Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, the Fund may suffer a loss if the counterparty defaults. See "Taxes" for information on tax risks associated with equity swaps.

Foreign Currency Transactions

The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Fund expects to purchase, when the Fund holds cash or short-term investments). In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the Fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit (ECU). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The Fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Participation Interests

The Fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The Fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the Fund in connection with the arrangement. The Fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

Stand-by Commitments

When the Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the Fund, although it could sell the underlying municipal obligation to a third party at any time.

The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Variable and Floating Rate Obligations

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the Fund's Advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

Inverse Floaters

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities

The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Currency Swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Convertible Securities

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the Advisor's opinion, the investment characteristics of the underlying common stock will assist the Fund in achieving its investment objective. Otherwise, the Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Guaranteed Investment Contracts

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No Fund will invest more than 20% of its total assets in GICs.

Bank Investment Contracts

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the Funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part 1 of this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

Loan Participations

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Structured Investments

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a Fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

Yankee Obligations

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

American, European, Continental and Global Depositary Receipts

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities, if any. If a Fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

Temporary Cash Balances

The Funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each Fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The Funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The Funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to U.S. federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

Federal Taxes. Although it may be one of several series in a single trust, the Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets.

To qualify as a "regulated investment company," the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer, other than U.S. government securities or other regulated investment companies; or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses; and
(c) distribute with respect to each year at least 90% of its taxable net investment income, its tax-exempt interest income and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. In general, for purposes of the 90% gross income requirement described in
(a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. As a regulated investment company that is accorded special tax treatment, the Fund will not be subject to any federal income taxes on its net investment income and net realized capital gains that it distributes to shareholders in the form of dividends and in accordance with the timing requirements imposed by the Code. The Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the Fund were to fail to qualify as a "regulated investment company" accorded special tax treatment in any taxable year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and Fund distributions (including any distributions of net tax-exempt income and net long-term capital gains) would generally be taxable as ordinary income to the shareholders, except to the extent they were treated as "qualified dividend income," as described below. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the underdistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Alternative Minimum Tax. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the federal corporate alternative minimum tax
(AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the Fund qualify. Any such dividends may be, however, includable in adjusted current earnings for purposes of computing corporate federal AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

Return of Capital Distributions. If the Fund makes a distribution to a shareholder in excess of the Fund's current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces tax basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the Fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their Fund shares and distributions and redemption proceeds received from the Fund.

Fund Distributions. Distributions from the Fund (other than qualified dividend income and exempt-interest dividends, as discussed below) will generally be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the Fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 15% for taxable years beginning on or before December 31, 2008.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price of the shareholder paid). Distributions are taxable whether received in cash or in Fund shares.

Qualified Dividend Income. For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or
(b) treated as a passive foreign investment company. With respect to a Fund investing in bonds, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

In general, distributions of investment income properly designated by the Fund as derived from qualified dividend income may be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to his or her shares. If the aggregate qualified dividends received by a fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Distributions from Tax-Exempt Funds. Each tax-exempt Fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from federal income tax when received by a shareholder (but may be taxable for federal alternative minimum tax purposes and for state and local tax purposes). The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

Income from certain "private activity bonds" issued after August 7, 1986, is treated as a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the Fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains (generally subject to a maximum 15% tax rate for shareholders who are individuals) regardless of the length of time Fund shares are held by the shareholder.

A tax-exempt Fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the Fund.

Special Tax Rules Applicable to Tax-Exempt Funds. In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users, as further defined in the Code. Income derived from the Fund's investments other than tax-exempt instruments may give rise to taxable income. The Fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of Fund shares to the extent of tax-exempt dividends paid during that period. Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

Sales of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than one year and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if on a disposition of Fund shares a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder will likely have to file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. You are advised to consult with your tax advisor.

Backup Withholding. Certain distributions and redemptions may be subject to backup withholding for taxpayers who fail to furnish a correct taxpayer identification number, who have under-reported dividend or interest income, or who fail to certify to the Fund that the shareholder is a United States person and is not subject to the withholding. This number and certification may be provided by either a Form W-9 or the accompanying application. In certain instances, CMS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding. The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

Securities Issued at a Discount. The Fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may produce a difference between the Fund's book income and its taxable income, possibly accelerating distributions or converting distributions of book income and gains to returns of capital for book purposes.

If more than 50% of the Fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the Fund may make an election permitting its shareholders to take a deduction or credit for federal income tax purposes for their pro rata portion of certain qualified foreign taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the Fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit or deduction in respect of foreign taxes will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit or deduction for the amount of foreign taxes so paid by the Fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund." A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Non-U.S. Shareholders. Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

ADDITIONAL TAX MATTERS CONCERNING TRUST SHARES (This section is applicable only to the Columbia Tax-Managed Growth Fund)

Federal Gift Taxes. An investment in Trust Shares may be a taxable gift for federal tax purposes, depending upon the option selected and other gifts that the donor and his or her spouse may make during the year.

Under the Columbia Advantage Plan, the entire amount of the gift will be a "present interest" that qualifies for the federal gift tax annual exclusion. In that case, the donor will be required to file a federal gift tax return on account of this gift only if (i) the aggregate present interest gifts by the donor to the particular beneficiary (including the gift of Trust Shares) exceeds the annual gift-tax exemption, which in 2006 is $12,000 or (ii) the donor wishes to elect gift splitting on gifts with his or her spouse for the year. The trustee will notify the beneficiary of his or her right of withdrawal promptly following any contribution under the Advantage Plan.

Under the Columbia Gift Plan, the entire amount of the gift will be a "future interest" for federal gift tax purposes, so that none of the gift will qualify for the federal gift tax annual exclusion. Consequently, the donor will have to file a federal gift tax return (IRS Form 709) reporting the entire amount of the gift, even if the gift is less than $12,000.

No federal gift tax will be payable by the donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or otherwise exempt), including taxable gifts of other assets as well as any taxable gifts of trust shares, exceed the federal gift and estate tax exemption equivalent amount, which is $1,000,000 for gifts made after December 31, 2001, and before January 1, 2010.

Any gift of Trust Shares that does not qualify as a present interest or that exceeds the available annual exclusion amount will reduce the amount of the donor's Federal gift and estate tax exemption (if any) that would otherwise be available for future gifts for transfers at death.

The donor and his or her spouse may elect "gift-splitting" for any gift of Trust Shares (other than a gift to such spouse), meaning that the donor and his or her spouse may elect to treat the gift as having been made one-half by each of them, thus allowing a total gift of $24,000.

The donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the donor resides imposes a gift tax. Many states do not impose such a tax. Some states follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

Generation-Skipping Transfer Taxes

If the beneficiary of a gift of Trust Shares is a relative who is two generations or more younger than the donor, or is not a relative and is more than 37 1/2 years younger than the donor, the gift will be subject in whole or in part to the generation-skipping transfer tax (the "GST tax") unless the gift is made under the Columbia Advantage Plan and does not exceed the available annual exclusion amount. An exemption (the "GST exemption"), equal to $2 million in 2006, is allowed against this tax, and so long as the GST exemption has not been used by other transfers it will automatically be allocated to a gift of Trust Shares that is subject to the GST tax unless the donor elects otherwise. Such an election is made by reporting the gift on a timely filed gift tax return and paying the applicable GST tax. The GST tax is imposed at a flat rate (46% for gifts made in 2006) on the amount of the gift, and payment of the tax by the donor is treated as an additional gift for gift tax purposes.

Income Taxes

The Internal Revenue Service takes the position that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated, for Federal income tax purposes, as the "owner" of the portion of the trust that was subject to the power. Accordingly, if the donor selects Columbia Advantage Trust Shares, the beneficiary will be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the trust on his or her personal Federal income tax return. The trust will not pay Federal income taxes on any of the trust's income or capital gains. The trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the beneficiary a statement following each year showing the amounts (if any) that the beneficiary must report on his or her income tax returns for that year. If the beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the beneficiary's parents. The beneficiary may at any time after the creation of the trust irrevocably elect to require the trustee to pay him or her a portion of the trust's income and capital gains annually thereafter to provide funds with which to pay any resulting income taxes, which the trustee will do by redeeming Trust Shares. The amount distributed will be a fraction of the trust's ordinary income and short-term capital gains and the trust's long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 35% and 15%, respectively). If the beneficiary selects this option, he or she will receive those fractions of his or her trust's income and capital gains annually for the duration of the trust.

Under the Columbia Advantage Plan, the beneficiary will also be able to require the trustee to pay his or her tuition, room and board and other expense of his or her college or post-graduate education, and the trustee will raise the cash necessary to fund these distributions by redeeming Trust Shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above. Payments must be made directly to the educational institution.

If the donor selects the Columbia Gift Plan, the trust that he or she creates will be subject to Federal income tax on all income and capital gains realized by it, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income or short-term capital gains (currently, 35%), but at a much lower taxable income level than would apply to an individual. It is anticipated, however, that most of the gains taxable to the trust will be long-term capital gain, on which the Federal income tax rate is currently limited to 15%. The trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The beneficiary will not pay Federal income taxes on any of the trust's income or capital gains, except those earned in the year when the trust terminates. The trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the beneficiary an information statement for the year in which the trust terminates showing the amounts (if any) that the beneficiary must report on his or her Federal and state income tax returns for that year.

When the trust terminates, the distribution of the remaining shares held in the trust to the beneficiary will not be treated as a taxable disposition of the shares. Any Fund shares received by the beneficiary will have the same cost basis as they had in the trust at the time of termination. Any Fund shares received by the beneficiary's estate will have a basis equal to the value of the shares at the beneficiary's death (or the alternate valuation date for Federal estate tax purposes, if elected).

Consultation with Qualified Advisor

Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective donors should consider consulting with their financial or tax advisor before investing in Trust Shares.

MANAGEMENT OF THE FUNDS Columbia Management Advisors, LLC ("Columbia Advisors" or "CMA" or the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110 is the Advisor to the Funds. The Advisor provides administrative and management services to the Funds. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005 Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

Trustees and Officers (this section applies to all of the Funds)

The Trustees and officers serve terms of indefinite duration. Each Fund held a shareholders' meeting in 2005, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees. The names and ages of the Trustees and officers of the Fund Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. The address for each Trustee is c/o Columbia Funds, One Financial Center, Boston, MA 02111.

                                                                               Number of
                                                                             Portfolios in
                                   Year First                                  Columbia
                                   Elected or                                    Fund
                                   Appointed                                    Complex         Other
Name, Address and    Position with     to        Principal Occupation(s)       Overseen     Directorships
Age                      Funds     Office(1)     During Past Five Years       by Trustee        Held
-----------------    ------------- ---------- -----------------------------  ------------- -------------
Disinterested
  Trustee
Douglas A. Hacker       Trustee       1996    Executive Vice                      83        Nash Finch
  (Age 50)                                    President--Strategy of United                 Company (food
                                              Airlines (airline) since                      distributor)
                                              December, 2002 (formerly
                                              President of UAL Loyalty
                                              Services (airline) from
                                              September, 2001 to December,
                                              2002; Executive Vice
                                              President and Chief Financial
                                              Officer of United Airlines
                                              from July, 1999 to September,
                                              2001; Senior Vice President-
                                              Finance from March, 1993 to
                                              July, 1999).




                                                                             Number of
                                                                             Portfolios
                                                                                 in
                                   Year First                                 Columbia
                                   Elected or                                   Fund
                                   Appointed                                  Complex       Other
Name, Address and    Position with     to        Principal Occupation(s)      Overseen  Directorships
Age                      Funds     Office(1)     During Past Five Years      by Trustee     Held
-----------------    ------------- ---------- -----------------------------  ---------- -------------
Disinterested
  Trustees

Janet Langford          Trustee       1996    Partner, Zelle, Hofmann,           83         None
Kelly (Age 48)                                Voelbel, Mason & Gette LLP
                                              (law firm) since March, 2005;
                                              Adjunct Professor of Law,
                                              Northwestern University,
                                              since September, 2004
                                              (formerly Chief
                                              Administrative Officer and
                                              Senior Vice President, Kmart
                                              Holding Corporation (consumer
                                              goods), from September, 2003
                                              to March, 2004; Executive
                                              Vice President-Corporate
                                              Development and
                                              Administration, General
                                              Counsel and Secretary,
                                              Kellogg Company (food
                                              manufacturer), from
                                              September, 1999 to August,
                                              2003; Senior Vice President,
                                              Secretary and General
                                              Counsel, Sara Lee Corporation
                                              (branded, packaged, consumer-
                                              products manufacturer) from
                                              January, 1995 to September,
                                              1999).

Richard W. Lowry        Trustee       1995    Private Investor since             85         None
(Age 69)                                      August, 1987 (formerly
                                              Chairman and Chief Executive
                                              Officer, U.S. Plywood
                                              Corporation (building
                                              products manufacturer)).

                                                                             Number of
                                                                             Portfolios
                                                                                 in
                                   Year First                                 Columbia
                                   Elected or                                   Fund
                                   Appointed                                  Complex       Other
Name, Address and    Position with     to        Principal Occupation(s)      Overseen  Directorships
Age                      Funds     Office(1)     During Past Five Years      by Trustee     Held
-----------------    ------------- ---------- -----------------------------  ---------- -------------
Disinterested
  Trustees

Charles R. Nelson       Trustee       1981    Professor of Economics,            83       None
(Age 63)                                      University of Washington,
                                              since January, 1976; Ford and
                                              Louisa University of
                                              Washington Van Voorhis
                                              Professor of Political
                                              Economy, University of
                                              Washington, since September,
                                              1993 (formerly Director,
                                              Institute for Economic
                                              Research, University of
                                              Washington from September,
                                              2001 to June, 2003); Adjunct
                                              Professor of Statistics,
                                              University of Washington,
                                              since September, 1980;
                                              Associate Editor, Journal of
                                              Money Credit and Banking,
                                              since September, 1993;
                                              consultant on econometric and
                                              statistical matters.

John J. Neuhauser       Trustee       1985    Academic Vice President and        85       Saucony,
(Age 63)                                      Dean of Faculties since                     Inc.
                                              August, 1999, Boston College                (athletic
                                              (formerly Dean, Boston                      footwear)
                                              College School of Management
                                              from September, 1977 to
                                              August, 1999).

Patrick J. Simpson      Trustee       2000    Partner, Perkins Coie L.L.P.       83       None
(Age 61)                                      (law firm).


                                                                          Number of
                                                                          Portfolios
                                                                              in
                                Year First                                 Columbia
                                Elected or                                   Fund
                                Appointed                                  Complex       Other
Name, Address and     Position      to        Principal Occupation(s)      Overseen  Directorships
Age                  with Funds Office(1)     During Past Five Years      by Trustee     Held
-----------------    ---------- ---------- -----------------------------  ---------- -------------
Thomas E. Stitzel     Trustee      1998    Business Consultant since          83     None
(Age 69)                                   1999 (formerly Professor of
                                           Finance from 1975 to 1999,
                                           College of Business, Boise
                                           State University); Chartered
                                           Financial Analyst.
Disinterested
  Trustees

Thomas C. Theobald    Trustee      1996    Partner and Senior Advisor,        83     Anixter
(Age 68)              and                  Chicago Growth Partners                   International
                      Chairman             (private equity investing)
                      of the               since September, 2004
                      Board                (formerly Managing Director,
                                           William Blair Capital
                                           Partners (private equity
                                           investing) from September,
                                           1994 to September, 2004).
                                           (network support equipment
                                           distributor); Ventas, Inc.
                                           (real estate investment
                                           trust); Jones Lang LaSalle
                                           (real estate management
                                           services) and Ambac Financial
                                           Group (financial guaranty
                                           insurance)

Anne-Lee Verville     Trustee      1998    Retired since 1997 (formerly       83     Chairman of
(Age 60)                                   General Manager, Global                   the Board of
                                           Education Industry, IBM                   Directors,
                                           Corporation (computer and                 Enesco
                                           technology) from 1994 to                  Group,Inc.
                                           1997).                                    (designer,
                                                                                     importer
                                                                                     and
                                                                                     distributor
                                                                                     of giftware
                                                                                     and
                                                                                     collectibles)



                                                                             Number of
                                                                             Portfolios
                                                                                 in
                                   Year First                                 Columbia
                                   Elected or                                   Fund
                                   Appointed                                  Complex        Other
Name, Address and    Position with     to        Principal Occupation(s)      Overseen   Directorships
Age                      Funds     Office(1)     During Past Five Years      by Trustee      Held
-----------------    ------------- ---------- -----------------------------  ---------- -------------
Richard L. Woolworth    Trustee       1991    Retired since December, 2003       83      Northwest
(Age 64)                                      (formerly Chairman and Chief               Natural
                                              Executive Officer, The                     Gas
                                              Regence Group Co. (regional                (natural
                                              health insurer); Chairman and              gas service
                                              Chief Executive Officer,                   provider)
                                              BlueCross BlueShield of
                                              Oregon; Certified Public
                                              Accountant, Arthur Young &
                                              Company)

Interested Trustee

William E. Mayer(2)     Trustee       1994    Partner, Park Avenue Equity        85      Lee
(Age 65)                                      Partners (private equity)                  Enterprises
                                              since February, 1999                       (print
                                              (formerly Partner,                         media), WR
                                              Development Capital LLC from               Hambrecht + Co.
                                              November, 1996 to February,                (financial
                                              1999).                                     service
                                                                                         provider);
                                                                                         Reader's
                                                                                         Digest
                                                                                         (publishing);
                                                                                         OPENFIELD
                                                                                         Solutions
                                                                                         (retail
                                                                                         industry
                                                                                         technology
                                                                                         provider)




--------
(1) The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Fund Complex.
(2) Mr. Mayer is an "interested person" (as defined in the 1940 Act) by reason of his affiliation with WR Hambrecht + Co.

                                                         Year First
                                                         Elected or
                                                         Appointed  Principal Occupation(s)
Name, Address and Age            Position with Funds     to Office   During Past Five Years
---------------------        --------------------------- ---------- ------------------------
Officers

Christopher L. Wilson        President                      2004    Head of Mutual Funds
(Age 48)                                                            since August, 2004 and
One Financial Center                                                Managing Director of the
Boston, MA 02111                                                    Advisor since September,
                                                                    2005; President and
                                                                    Chief Executive Officer,
                                                                    CDC IXIS Asset
                                                                    Management Services,
                                                                    Inc. from September,
                                                                    1998 to August, 2004).
Officers

J. Kevin Connaughton         Treasurer                      2000    Managing Director of the
(Age 41)                     and Chief Financial Officer            Advisor since September,
One Financial Center                                                2005; Vice President of
Boston, MA 02111                                                    Columbia Management
                                                                    Advisors Inc. from
                                                                    April, 2003 to August,
                                                                    2005.

                                           Year First
                                           Elected or
                             Position with Appointed  Principal Occupation(s)
Name, Address and Age            Funds     to Office   During Past Five Years
---------------------        ------------- ---------- ------------------------
Mary Joan Hoene (Age 56)      Senior Vice     2004    Senior Vice President
100 Federal Street Boston,    President               and Chief Compliance
MA 02110                      and Chief               Officer of various funds
                              Compliance              in the Columbia Fund
                              Officer                 Complex; Partner,
                                                      Carter, Ledyard &
                                                      Milburn LLP from
                                                      January, 2001 to August,
                                                      2004; Counsel, Carter,
                                                      Ledyard & Milburn LLP
                                                      from November, 1999 to
                                                      December, 2000; Vice
                                                      President and Counsel,
                                                      Equitable Life Assurance
                                                      Society of the United
                                                      States from April, 1998
                                                      to November, 1999.

Michael G. Clarke (Age 36)    Chief           2004    Managing Director of the
One Financial Center          Accounting              Advisor since September,
Boston, MA 02111              Officer                 2005; Assistant Vice
                                                      President of the Advisor
                                                      from August, 1999 to
                                                      February, 2001.

Officers

Jeffrey R. Coleman (Age 36)   Controller      2004    Group Operations Manager
One Financial Center                                  of the Advisor since
Boston, MA 02111                                      October, 2004; Vice
                                                      President of CDC IXIS
                                                      Asset Management
                                                      Services, Inc.;
                                                      Assistant Vice President
                                                      of CDC IXIS Asset
                                                      Management Services,
                                                      Inc. from August, 2000
                                                      to February, 2003.

R. Scott Henderson (Age 46)   Secretary       2004    Associate General
One Financial Center                                  Counsel, Bank of America
Boston, MA 02111                                      since September, 2004;
                                                      Of Counsel, Bingham
                                                      McCutchen LLP from
                                                      April, 2001 to
                                                      September, 2004;
                                                      Executive Director and
                                                      General Counsel,
                                                      Massachusetts Pension
                                                      Reserves Investment
                                                      Management Board from
                                                      September, 1997 to
                                                      March, 2001.

Each of the Trust's Trustees and officers hold comparable positions with certain other funds the Advisor or its affiliates is the investment advisor or distributor and, in the case of certain of the officers, with certain affiliates of the Advisor.

Trustee Positions

As of December 31, 2004, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the funds in the Fund Complex or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the most recent annual extension of a Fund's management agreement, the Trustees met over the course of the year with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel providing services under that agreement. See "Managing the Fund" in each Fund's Prospectus and "Trustees and Officers" in this SAI. The Trustees also took into account the time and attention devoted by senior management to the Funds and the other funds in the Fund Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisor to the Funds were appropriate to fulfill effectively the Advisor's duties under the agreement. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreement.

The Trustees received information concerning the investment philosophy and investment process applied by the Advisor in managing the Funds. See "Principal Investment Strategies" and "Principal Investment Risks" in the Funds' Prospectuses. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions effected for the

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

Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to each Fund, given each Fund's investment goal(s) and policies.

The Trustees considered the scope of the services provided by the Advisor to the Funds under the agreement relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses" and "Management of the Funds--The Management Agreement". The Trustees concluded that the scope of the Advisor's services to the Funds was consistent with the Funds' operational requirements, including, in addition to its investment goal, compliance with each Fund's investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided by the Advisor to the Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of each Fund. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds--Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds--Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to each Fund's total expenses and the reputation of each Fund's other service providers. See "Your Expenses" in each Fund's Prospectus(es). The Trustees also considered information provided by third parties relating to each Fund's investment performance relative to its performance benchmark(s), relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including each Fund's one, five and ten year calendar year periods and/or the life of the Fund, as applicable (See "Performance History" in the Fund's Prospectuses), as well as factors identified by the Advisor as contributing to each Fund's performance. See each Fund's most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreement. The Trustees reviewed information concerning fees paid to investment advisors of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. The Trustees evaluated the Advisor's profitability with respect to the Funds, concluding that such profitability appeared to be generally consistent with levels of profitability that had been determined by courts to be "not excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisor, but also so-called "fallout benefits" to the Advisor such as reputational value derived from serving as investment Advisor to the Funds and the research services available to the Advisor by reason of brokerage commissions generated by each Fund's turnover. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds. See "The Fund" in each Fund's Prospectus.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

General

Messrs. Lowry, Mayer and Neuhauser are also trustees/directors of the Liberty All-Star Funds.

The Trustees serve as trustees of 83 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $75,000, an attendance fee of $10,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting.
Mr. Theobald serves as the Chairman of the Board. As the independent

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

chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $20,000; the chair of the Advisory Fees and Expenses Committee receives a supplemental retainer at the annual rate of $15,000; the chair of each other committee receives a supplemental retainer at the annual rate of $10,000. Members of each committee, except the Audit Committee, receive $2,500 for each committee meeting and $1,000 for each telephonic committee meeting. Each Audit Committee member receives $3,000 for each Audit Committee meeting. Committee members receive $2,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

Trustees and officers of the Trust, who are also officers of the Advisor or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust ("Declaration") of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the Funds into a master fund/feeder fund structure. Under this structure, a Fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the Fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

Management Agreement

Under a Management Agreement (the "Agreement"), the Advisor has contracted to furnish each Fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Fund pays a monthly fee based on the average of the daily closing value of the total net assets of each Fund for such month. Under the Agreement, any liability of the Advisor to the Trust, a Fund and/or its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Agreement may be terminated with respect to the Fund at any time on 60 days' written notice by the Advisor or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually (i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Advisor pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. CMD pays the cost of printing and distributing all other Prospectuses.

Administration Agreement (this section applies only to certain Funds and their respective Trusts. See "Fund Charges and Expenses" in Part 1 of this SAI for information regarding your Fund).

Under an Administration Agreement, the Advisor, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

(a) providing office space, equipment and clerical personnel;

(b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund;

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

(c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

(d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

(e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

(f) maintaining certain books and records of each Fund.

The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this SAI.

Trust Services Agreement

Pursuant to a Trust Services Agreement, CMS provides the Columbia Tax-Managed Growth Fund's Trust Shares with trust administration services, including tax return preparation and filing, other tax and beneficiary reporting and recordkeeping. CMS's fee is described in the Prospectuses of the Columbia Tax-Managed Growth Fund.

The Pricing and Bookkeeping Agreement

The Advisor is responsible for providing accounting and bookkeeping services to each Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement ("Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company (State Street). The Advisor pays fees to State Street under the Outsourcing Agreement. See "Fund Charges and Expenses" in Part 1 of this SAI for information on these fees.

Portfolio Transactions

Investment decisions. The Advisor acts as investment advisor to each of the Funds. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The Funds and clients advised by the Advisor or the Funds administered by the Advisor sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the Funds outweighs the disadvantages, if any, which might result from these practices.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

   . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

   . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

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

   . The trading of other accounts could be used to benefit higher-fee accounts (front- running).

   . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold--for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family

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

members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Brokerage and research services. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute securities transactions for a Fund.

The Advisor places the transactions of the Funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the Funds' transactions where the Funds can be expected to obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the Funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the Funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the Funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the Funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by Funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a Fund.

The Advisor may use the services of affiliated broker-dealers, when buying or selling securities for a Fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a Fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

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Principal Underwriter

CMD is the principal underwriter of the Trust's shares. CMD has no obligation to buy the Funds' shares, and purchases the Funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CMS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CMS is based on number of accounts plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CMS. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CMS or generally by 6 months' notice by CMS to the Fund. The agreement limits the liability of CMS to the Fund for loss or damage incurred by the Fund to situations involving a failure of CMS to use reasonable care or to act in good faith and without negligence in performing its duties under the agreement. The Fund will indemnify CMS from, among other things, any and all claims, actions, suits, losses, costs, damages, and expenses incurred by it in connection with its acceptance of this Agreement, provided that: (i) to the extent such claims, actions, suits, losses, costs, damages, or expenses relate solely to a particular series or group of series of shares, such indemnification shall be only out of the assets of that series or group of series; (ii) this indemnification shall not apply to actions or omissions constituting negligence or misconduct of CMS or its agents or contractors, including but not limited to willful misfeasance, bad faith or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under this Agreement; and (iii) CMS shall give a Fund prompt notice and reasonable opportunity to defend against any such claim or action in its own name or in the name of CMS.

Code of Ethics

The Funds, the Advisor, and CMD have adopted Codes of Ethics pursuant to the requirements of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http:// www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account, halting all shareholder activity with respect to such account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.

Proxy Voting Policies and Fund Proxy Voting Record

The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

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The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix II. In accordance with SEC regulations, the fund's proxy voting record for the last twelve-month period ended June 30 has been filed with the SEC. You may obtain a copy of the fund's proxy voting record (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

Disclosure of Portfolio Information

The Trustees of the Columbia Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Columbia Advisors, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com, (2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Fund's policies are described below. The Trustees shall be updated as needed regarding the Fund's compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of Columbia Advisors and its affiliates. The Fund's policies prohibit Columbia Advisors and the Fund's other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Fund's shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures. The Fund's portfolio holdings are currently disclosed to the public through required filings with the SEC and, for equity and fixed income funds, on the Fund's website at www.columbiafunds.com. The Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Fund's fiscal year). Shareholders may obtain the Fund's Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Fund's Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

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The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiafunds.com, as disclosed in the following table:

                                            Frequency of
Type of Fund         Information Provided    Disclosure   Date of Web Posting
------------         ---------------------  ------------ ---------------------
Equity Funds.        Full portfolio           Monthly    30 calendar days
                     holdings information                after month-end.

Fixed Income Funds   Full portfolio          Quarterly   60 calendar days
                     holdings information.               after quarter-end

The scope of the information provided relating to the Fund's portfolio that is made available on the website may change from time to time without prior notice.

For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, CMD at the address listed on the cover of this SAI.

A Fund, Columbia Advisors or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures. The Fund's policies provide that non-public disclosures of the Fund's portfolio holdings may be made if (1) the Fund has a legitimate business purpose for making such disclosure, (2) the Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

The Fund periodically discloses its portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to Columbia Advisors and its affiliates, these service providers include the Fund's custodian and sub-custodians, the Fund's independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Fund's proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support Columbia Advisors' trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. The Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

Certain clients of the Fund's investment adviser(s) may follow a strategy similar to that of the Fund, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Fund.

DETERMINATION OF NET ASSET VALUE

Each Fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price (or the official closing price as determined by the NASDAQ system, if different, as applicable). Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value following procedures approved by the Trust's Board of Trustees.

(The following two paragraphs are applicable only to Columbia Newport Tiger Fund and Columbia Newport Greater China Fund).

Trading in securities on stock exchanges and over-the-counter markets in foreign securities markets is normally completed well before the close of the business day in New York. Trading on foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Advisor, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds.

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.

Under the amortized cost method a security is initially valued at cost and thereafter any discount or premium from maturity value is amortized ratably to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. If a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.

See the Statement of Assets and Liabilities in the shareholder report of the Columbia Money Market Fund (formerly named Liberty Money Market Fund) or the Columbia Municipal Money Market Fund (formerly named Liberty Municipal Money Market Fund) for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund may accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CMS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Investors should understand that, since the offering price of the Fund's shares is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge paid as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, CMD's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that CMD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that CMD may from time to time reallow additional amounts to all or certain FSFs. CMD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse CMD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption may subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars. Travelers checks, gift checks, credit card convenience checks, credit cards, cash and ban counter (starter checks) are not accepted.

CMS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CMS, provided the new FSF has a sales agreement with CMD.

Shares credited to an account are transferable upon written instructions in good order to CMS and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates are not available for any class of shares offered by the Fund. If you currently hold previously issued share certificates, you may send the certificates to CMS for deposit to your account.

In addition to the commissions specified in a Fund's prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

   1st Global Capital Corp
   401 Company
   ABN AMRO Trust Services
   ADP Retirement Services
   Advest
   AEGON/Transamerica
   AG Edwards
   American Century Services
   American Express
   AMG
   AON Consulting
   AST Trust Company
   Banc of America Investment Services
   BancOne
   Bear Stearns
   Benefit Plan Administrators
   Bidwell & Company
   BNY Clearing
   C N A Trust
   Charles Schwab
   CIBC Oppenheimer
   Citigroup Global Markets
   CitiStreet Associates LLC
   City National Bank
   City of Milwaukee
   Columbia Trust Company
   Commonwealth Financial
   Compensation & Capital
   CPI Qualified Plan Consultants
   Daily Access Concepts
   Davenport & Company
   Delaware Investments
   Digital Retirement Solutions
   Discover Brokerage
   Dreyfus/Mellon
   Edgewood Services
   Edward Jones
   E-Trade,
   ExpertPlan
   FAS Liberty Life Spectrum
   Ferris Baker Watts
   Fidelity
   Financial Data Services
   Franklin Templeton
   Freeman Welwood
   Gem Group
   Great West Life
   Hewitt Associates LLC
   Huntington Bank

   ING
   Intermountain Health Care
   Investmart, Inc.
   Investment Manager Services (IMS)
   Janney Montgomery Scott
   JJB Hilliard Lyons
   JP Morgan/American Century
   Kenney Investments
   Kirkpatrick Pettis Smith Polian Inc
   Legg Mason Wood Walker
   Liberty Life
   Lincoln Financial
   Lincoln Life
   Linsco Private Ledger
   M & T Securities
   Marquette Trust Company
   Mass Mutual Life
   Matrix Settlement & Clearance Services (MSCS)
   McDonald Investments
   Merrill Lynch
   MetLife
   MFS
   Mfund Trax
   MidAtlantic Capital
   Milliman USA
   Morgan Keegan
   Morgan Stanley Dean Witter
   PFPC
   Nationwide Investment Services
   Neuberger Berman Mgmt
   NFP Securities
   NSD -NetStock Sharebuilder
   NYLife Distributors
   Optimum Investment Advisors
   Orbitex
   Pershing LLC
   Phoenix Home Life
   Piper Jaffray
   PNC
   PPI Employee Benefits
   Private Bank & Trust
   Prudential
   Putnam Investments
   Raymond James
   RBC Dain Rausher
   Robert W Baird
   Royal Alliance
   RSM McGladrey Inc.
   Safeco
   Scott & Stringfellow
   Scudder Investments
   Security Benefit
   Segall Bryant Hamill
   South Trust Securities
   Southwest Securities

   Standard Insurance
   Stanton Group
   State of NY Deferred Compensation Plan
   Stephens, Inc.
   Stifel Nicolaus & Co
   Strong Capital
   Sungard T Rowe Price
   Trustar Retirement Services
   Trustlynx/Datalynx
   UBS Financial Services
   USAA Investment Management
   Vanguard
   Wachovia
   TD Waterhouse
   Webster Investment Services
   Wells Fargo
   Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Automatic Investment Plan. As a convenience to investors, shares of most Funds advised by the Advisor may be purchased through the Automatic Investment Plan. Electronic fund transfers for a fixed amount of at least $50 ($25 for IRA) are used to purchase a Fund's shares at the public offering price next determined after CMD receives the proceeds. If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from CMD.

Automated Dollar Cost Averaging (Classes A, B, C, D, T, G and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any fund distributed by CMD into the same class of shares of up to five other Funds. Complete the Automated Dollar Cost Averaging section of the Application. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Sales charges may apply if exchanging from a money market fund. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any Fund, exchange between the same Class of shares of Funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any Fund, subject to the imposition of any applicable CDSC or sales charges.

Any additional payments or exchanges into your Fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) (CMS) P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or financial advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

CMD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" below for more information.

Class T Shareholder Services Plan. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the Trusts plan to enter into servicing agreements with institutions (including Bank of America Corporation and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each Fund other than the Columbia Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the Fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each Fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with CMD; (ii) processing dividend payments from a Fund;
(iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers:
(i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this SAI are limited to an aggregate fee of not more than 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.15% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The Funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such Funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the Funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the Funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the Funds. Any material amendment to the Funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Columbia's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Funds will be committed to the discretion of such Disinterested Trustees.

Tax-Sheltered Retirement Plans (Retirement Plans). CMD offers prototype tax-qualified plans, including Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Columbia Trust Company (CTC) is the Custodian/Trustee and Plan Sponsor of the Columbia Advisor prototype plans offered through CMD. In general, a $20 annual fee is charged. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from CMD.

Participants in Retirement Plans not sponsored by CTC, not including Individual Retirement Accounts (IRAs), may be subject to an annual fee of $20 unless the Retirement Plan maintains an omnibus account with CMS. Participants in CTC sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $20 close-out processing fee payable to CMS. The close out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Columbia Advisor IRA Rollover account in any Fund distributed by CMD, or if the Retirement Plan maintains an omnibus account.

Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of Fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CMS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges by check are suspended for 30 days after an address change is effected. Please have your account and taxpayer identification numbers available when calling.

Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a Fund automatically invested in the same class of shares of another Fund. An ADD account must be in the same name as the shareholder's existing open account with the particular Fund. Call CMS for more information at 1-800-345-6611.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Rights of Accumulation (Columbia Class A and Class T shares, Nations Class A shares and Galaxy Retail A shares only) Class T shares can only be purchased by the shareholders of Columbia Newport Tiger Fund (formerly named Liberty Newport Tiger Fund) who already own Class T shares. Reduced sales charges on Class A and T shares can be effected by combining a current purchase of Class A or Class T shares with prior purchases of other funds and classes distributed by CMD. The applicable sales charge is based on the combined total of:

    1. the current purchase; and

    2. the value at the public offering price at the close of business on the previous day of all shares of funds for which CMD serves as distributor for funds held by the shareholder.

CMD must be promptly notified of each purchase with respect to which a shareholder is entitled to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CMS. A Fund may terminate or amend this Right of Accumulation.

Statement of Intent (Class A, Class E and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A, E and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all fund shares held by the shareholder on the date of the Statement in Funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund)). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, CMS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A, E or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a Fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement (provided the FSF returns to CMD the excess commission previously paid during the thirteen-month period). The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. If the amount of the Statement is not purchased, the shareholder shall remit to CMD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CMS will redeem escrowed Class A, E or T shares with a value equal to such difference. The additional FSF commission will be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CMS at 1-800-345-6611.

Net Asset Value Eligibility Guidelines (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds).

     1. Employees, brokers and various relationships that are allowed to buy at NAV. Class A shares of certain Funds may be sold at NAV to the following individuals, whether currently employed or retired:
         Employees of Bank of America Corporation (and its predecessors), its affiliates and subsidiaries; Trustees of funds advised or administered by the Advisor; directors, officers and employees of the Advisor, CMD, or its successors and companies affiliated with the Advisor;
         Registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with CMD; Nations Funds' Trustees, Directors and employees of its investment sub-advisers; Broker/Dealers if purchases are in accordance with the internal policies and procedures of the employing broker/dealer and made for their own investment purposes; employees or partners of any contractual service provider to the funds.

         NAV eligibility for Class A purchase also applies to the families of the parties listed above and their beneficial accounts. Family members include: spouse, parent, stepparent, legal guardian, child, stepchild, father-in-law and mother-in-law.

         Individuals receiving a distribution from a Bank of America trust, fiduciary, custodial or other similar account may use the proceeds of that distribution to buy Class A shares without paying a front-end sales charge, as long as the proceeds are invested in the funds within 90 days of the date of distribution.

         Registered broker/dealer firms that have entered into a Nations Funds dealer agreement with BACAP Distributors, LLC may buy Class A shares without paying a front-end sales charge for their investment account only.

         Banks, trust companies and thrift institutions, acting as fiduciaries.

     2. Grandfathered investors. Any shareholder who owned shares of any fund of Columbia Acorn Trust (formerly named Liberty Acorn Trust) on September 29, 2000 (when all of the then outstanding shares of Columbia Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any Fund, may purchase Class A shares of any Fund at NAV in those cases where a Columbia Fund Class Z share is not available.

         Shareholders of certain Funds that reorganized into the Nations Funds who were entitled to buy shares at NAV will continue to be eligible for NAV purchases into those Nations Fund accounts opened through August 19, 2005.

         Galaxy Fund shareholders prior to December 1, 1995; and shareholders who (i) purchased Galaxy Fund Prime A shares at NAV and received Class A shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Prime A shares were originally purchased.

         (For Class T shares only) Shareholders who (i) purchased Galaxy Fund Retail A shares at net asset value and received Class T shares in exchange for those shares during the Galaxy/Liberty Fund reorganization; and (ii) continue to maintain the account in which the Retail A shares were originally purchased; and Boston 1784 Fund shareholders on the date that those funds were reorganized into Galaxy Funds.

     3. Reinstatement. Subject to the fund policy on trading of fund shares, an investor who has redeemed class A, B, C, D, G or T shares may, upon request, reinstate within 1 year a portion or all of the proceeds of such sales in shares of class A of any fund at the NAV next determined after CMS received a written reinstatement request and payment.

     4. Retirement Plans. Class A, Class E and Class T shares (Class T shares are not currently open to new investors) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into arrangements with CMD pursuant to which the funds are included as investments options in wrap fee accounts, other managed agency/asset allocation accounts or programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

     5. Non-U.S. Investors. Certain pension, profit-sharing or other employee benefit plans offered to non-US investors may be eligible to purchase Class A shares with no sales charge.

     6. Reorganizations. At the Fund's discretion, NAV eligibility may apply to shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the fund is a party.

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

     7. Rights of Accumulation (ROA). The value of eligible accounts, regardless of class, maintained by you and you and your immediate family may be combined with the value of your current purchase to reach a sales discount level and to obtain the lower sales charge for your current purchase.

     8. Letters of Intent (LOI). You may pay a lower sales charge when purchasing class A shares by signing a letter of intent. By doing so, you would be able to pay the lower sales charge on all purchases made under the LOI within 13 months. If your LOI purchases are not completed within 13 months, you will be charged the applicable sales charge on the amount you had invested to that date.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Advisor" refers to Columbia Management Advisors, LLC in its capacity as the Advisor or Administrator to certain Funds) (Class A, B, C, D, E, matured F, G and T shares) CDSCs may be waived on redemptions in the following situations with the proper documentation:

     1.  Death. CDSCs may be waived on redemptions following the death of
         (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or
         (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CMS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value at the time that the SWP is established. Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met. For redemptions in excess of 12% of the account's value at the time that the SWP is established, a CDSC will be charged on the SWP redemption. The 12% limit does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares--Systematic Withdrawal Plan."

     3. Disability. CDSCs may be waived on redemptions occurring after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician must be signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

     5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by CMD.

     6. Qualified Retirement Plans. CDSCs may be waived on CMD shares sold by employee benefit plans created according to Section 403(b) of the tax code and sponsored by a non-profit organization qualified under
         Section 501(c)(3) of the tax code. To qualify for the waiver, the plan must be a participant in an alliance program that has signed an agreement with Columbia Funds or CMD.

     7. Trust Share Taxes. CDSCs will be waived on redemptions of Class E and F shares (i) where the proceeds are used to directly pay trust taxes, and (ii) where the proceeds are used to pay beneficiaries for the payment of trust taxes.

     8. Return of Commission. CDSCs may be waived on shares sold by intermediaries that are part of the Columbia Funds selling group where the intermediary has entered into an agreement with Columbia Funds not to receive (or to return if received) all or any applicable portion of an upfront commission.

     9. Non-U.S. Investors. CDSCs may be waived on shares sold by or distributions from certain pension, profit-sharing or other employee benefit plans offered to non-U.S. investors.

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

     10. IRS Section 401 and 457. CDSCs may be waived on shares sold by certain pension, profit-sharing or other employee benefit plans established under Section 401 or 457 of the tax code.

     11. Medical Payments. CDSCs may be waived on shares redeemed for medical payments that exceed 7.5% of income, and distributions made to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least twelve weeks.

     12. Plans of Reorganization. At the Funds' discretion, CDSCs may be waived for shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a fund is a party.

     13. Charitable Giving Program. CDSCs may be waived on the sale of Class C or Class D shares sold by a non-profit organization qualified under
         Section 501(c)(3) of the tax code in connection with the Banc of America Capital Management Charitable Giving Program.

     14. The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund may delay selling or delay sending proceeds from your shares for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the Fund, send a signed letter of instruction to CMS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. Stock power forms are available from FSFs, CMS and many banks. Additional documentation may be required for sales by corporations, agents, fiduciaries, surviving joint owners, individual retirement account holders and other legal entities. Call CMS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, FSF's are responsible for furnishing all necessary documentation to CMS and may charge for this service.

Systematic Withdrawal Plan. The shareholder may establish a SWP. A specified dollar amount, share amount or percentage of the then current net asset value of the shareholder's investment in any Fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies is run against available shares and generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals of shares of the Fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their share account may do so but may be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other Fund distributions payable in shares of the Fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the Fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

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

A Fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. The $5,000 minimum account balance requirement has been waived for wrap accounts. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CMS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the Fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP. The SWP on accounts held in "street name" must be made payable to the back office via the National Securities Clearing Corporation (NSCC).

Telephone Redemptions. All Fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions by check and ACH are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker, to a pre-existing bank account or furnishing a signature guaranteed request. Signatures must be guaranteed by either a bank, a member firm of a national stock exchange or another eligible guarantor that participates in the Medallion Signature Guarantee Program. CMS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address account and taxpayer identification numbers. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. Certain restrictions apply to retirement plan accounts.

Checkwriting (Available only on the Class A and Z shares of certain Funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CMS will provide checks to be drawn on Mellon Trust of New England, N.A. (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 ($250 for money market funds) nor more than $100,000 for non-money market funds. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks., However, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

Non-Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Fund's net asset value, a Fund may make the payment or a portion of the payment with portfolio securities held by that Fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

Information Applicable to Class G and Class T Shares

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the Funds are subject to a front-end sales charge. Investments in Class G shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.15% and 0.30%, respectively, of the Fund's average daily net assets attributable to its Class T shares. Class G shares of a bond fund and an equity fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.80% and 0.95%, respectively, of the Fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares. Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

Class T Shares. The public offering price for Class T shares of the Funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 to $25,000,000. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                                 Reallowance to
                                                 Reallowance to   Dealers As A
                                                  Dealers As A   % of Offering
                                                  % of Offering    Price Per
                                                 Price Per Share Share - Equity
Amount of Transaction                             - Bond Funds       Funds
---------------------                            --------------- --------------
Less than $50,000...............................      4.25            5.00
$50,000 but less than $ 100,000.................      3.75            3.75
$100,000 but less than $ 250,000................      2.75            2.75
$250,000 but less than $ 500,000................      2.00            2.00
$500,000 but less than $ 1,000,000..............      1.75            1.75
$1,000,000 and over.............................      0.00            0.00

The appropriate reallowance to dealers will be paid by CMD to broker-dealer organizations which have entered into agreements with CMD. The reallowance to dealers may be changed from time to time.

Certain affiliates of the Advisor may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Bank of America Corporation's affiliates.

Information Applicable to Certain Class G Shares Received by Former Galaxy Fund Retail B Shareholders in Connection with the Galaxy/Liberty Reorganization. The following table describes the CDSC schedule applicable to Class G shares received by former Galaxy Fund Retail B shareholders in exchange for Retail B Shares purchased prior to January 1, 2001:

                                                     % Deducted When
            Holding Period After Purchase            Shares Are Sold
            -----------------------------            ---------------
            Through first year......................      5.00
            Through second year.....................      4.00
            Through third year......................      3.00
            Through fourth year.....................      3.00
            Through fifth year......................      2.00
            Through sixth year......................      1.00
            Longer than six years...................      None

Class G shares received in exchange for Galaxy Fund Retail B Shares that were purchased prior to January 1, 2001 will automatically convert to Class T shares seven years after purchase. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

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

The following table describes the CDSC schedule applicable to Class G shareholders whose Galaxy Asset Allocation Fund and/ or International Equity Fund Retail B Shares were acquired in connection with the reorganization of the Pillar Funds:

                                                       % Deducted When
         Holding Period After Purchase                 Shares Are Sold
         -----------------------------                 ---------------
         Through first year...........................      5.50
         Through second year..........................      5.00
         Through third year...........................      4.00
         Through fourth year..........................      3.00
         Through fifth year...........................      2.00
         Through sixth year...........................      1.00
         Through the seventh year.....................      None
         Longer than seven years......................      None

If you acquired Retail B Shares in connection with the reorganization of the Pillar Funds, your Class G shares will automatically convert to Class T shares eight years after you purchased the Pillar Fund Class B shares you held prior to the reorganization. For purposes of calculating the CDSC, all purchases are considered to be made on the first day of the month in which each purchase was made.

Class G Shares Purchased after the Galaxy/Liberty Reorganization. The public offering price for Class G shares of the Funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge at the rates set forth in the applicable Prospectus if they are redeemed within seven years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from CMD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares. Certain affiliates of Columbia may, at their own expense, provide additional compensation to broker-dealer affiliates of Columbia and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a Fund. See "Class T Shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to CMD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares. Class G shares of a Fund will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow CMD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs eight years after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates--(i) eight years after the beginning of the calendar month in which the reinvestment occurred or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a Fund, and subsequently acquires additional Class G shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the Fund, including those acquired through reinvestment, will convert to Class T shares of the Fund on the same date.

Information Applicable To Certain Class B Shareholders

Except for the following, Class B Share Contingent Deferred Sales Charges ("CDSCs") and conversion schedules are described in the Prospectuses.

The following table describes the CDSC schedule applicable to Class B shares received by Galaxy Quality Plus Bond Fund shareholders in exchange for Prime B Shares in connection with the Galaxy/Liberty reorganization.

Sales Charges

                                                       % Deducted When
         Holding Period After Purchase                 Shares Are Sold
         -----------------------------                 ---------------
         Through first year...........................      5.00
         Through second year..........................      4.00
         Through third year...........................      3.00
         Through fourth year..........................      3.00
         Through fifth year...........................      2.00
         Through sixth year...........................      1.00
         Longer than six years........................      0.00

Automatic conversion to Class A shares occurs eight years after purchase.

The Class B share discount program for purchases of $250,000 or more is not applicable to Class B shares received by Galaxy Fund Prime B shareholders in connection with the reorganization of the Galaxy Fund.

Information Applicable To Certain Class A Shareholders:

Except as set forth in the following paragraph, Class A share CDSCs are described in the Prospectuses:

   Class A shares received by former Galaxy High Quality Bond Fund shareholders in exchange for Prime A Shares in connection with the Galaxy/Liberty reorganization of that Fund are subject to a 1% CDSC upon redemption of such Class A shares if the Prime A Shares were purchased without an initial sales charge in accounts aggregating $1 million or more at the time of purchase and the Class A shares are sold within 12 months of the time of purchase of the Prime A Shares. The 12-month holding period begins on the first day of the month in which each purchase was made.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. No charge is currently made for reinvestment.

Shares of some Funds that pay daily dividends ("include Funds") will normally earn dividends starting with the date the Fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. Shares of some Funds that pay daily dividends ("exclude Funds") will be earned starting with the day after that Fund receives payments for the shares. To determine whether a particular Fund is an include or exclude fund, customers can call 1-800-345-6611.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of certain other funds. The prospectus of each Fund describes its investment goal and policies, and shareholders should obtain a prospectus and consider these goals and policies carefully before requesting an exchange. Consult CMS before requesting an exchange.

If you acquire Class A shares of an international fund by exchange from any other fund, you will not be permitted to exchange those shares into another fund for 30 calendar days, although you may redeem those shares at any time. An exchange order received prior to the expiration of the 30-day period will not be honored.

By calling CMS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CMS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the Fund suspends repurchases or postpones payment for the Fund shares being exchanged in accordance with federal securities law. CMS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CMS may require customary additional documentation. Prospectuses of the other Funds are available from the CMD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

Consult your FSF or CMS. In all cases, the shares to be exchanged must be registered on the records of the Fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the Fund. Sales charges may apply for exchanges from money market funds.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

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

The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

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                                  APPENDIX I
                          DESCRIPTION OF BOND RATINGS
                            STANDARD & POOR'S (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

   Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

   Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

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

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

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Commercial Paper:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Prime-1 Highest Quality

     Prime-2 Higher Quality

     Prime-3 High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                  FITCH INC.

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

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B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these securities, and 'D' represents the lowest potential for recovery.

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                                  APPENDIX II

                   Columbia Management Advisors, LLC ("CMA")
                     Proxy Voting Policies and Procedures
                Adopted July 1, 2003 and revised March 4, 2005

POLICY:

All proxies/1/ regarding client securities for which Columbia Management Advisors, LLC ("CMA") has assumed authority to vote shall, unless CMA determines in accordance with policies stated below to abstain from voting, be voted in a manner considered by CMA to be in the best interest of CMA's clients, including the CMG Family Funds/2/ and their shareholders, without regard to any resulting benefit or detriment to CMA or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as CMA determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, CMA shall vote as the client clearly instructs, provided CMA receives such instructions in time to act accordingly.

CMA endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when CMA expects to routinely abstain from voting:

   1. Proxies will usually not be voted in cases where the security has been loaned from the Client's account.

   2. Proxies will usually not be voted in cases where CMA deems the costs to the Client and/or the administrative inconvenience of voting the security (e.g., some foreign securities) outweigh the benefit of doing so.

CMA seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines, as stated below. For those proxy proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guidelines, the CMG Proxy Committee will determine the best interest of CMA's clients and vote accordingly, without consideration of any resulting benefit or detriment to CMA or its affiliates.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

Separately Managed Accounts

CMA shall vote proxies on securities held in its separately managed accounts.

Columbia Trust Company (CTC) Trust Pools

CMA shall vote proxies on securities held in the trust pools.
--------
1 The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

2 A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC

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CMG Family Funds/CMA Fund Trust

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

Columbia Private Portfolio

CMA shall vote proxies on securities held in its separately managed accounts.

Alternative Investment Group

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in
         Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

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III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

         . To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

         . To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

             . The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

             . Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

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Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. The Proxy Committee has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

     . Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

     However, CMA generally will WITHHOLD votes from pertinent director nominees if:

         (i) the board as proposed to be constituted would have more than one-third of its members from management;

         (ii)the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

        (iii)the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

         (iv)a director serves on more than six public company boards;

         (v) the CEO serves on more than two public company boards other than the company's board.

     On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     . Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     . Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

     . Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

         .   Established governance standards and guidelines.

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         .   Full board composed of not less than two-thirds "independent"
             directors, as defined by applicable regulatory and listing standards.

         . Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

         . A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

         . Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

         . The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     . Proposals that grant or restore shareholder ability to remove directors with or without cause.

     . Proposals to permit shareholders to elect directors to fill board vacancies.

     . Proposals that encourage directors to own a minimum amount of company stock.

     .   Proposals to provide or to restore shareholder appraisal rights.

     .   Proposals to adopt cumulative voting.

     .   Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

     . Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     . Proposals that give management the ability to alter the size of the board without shareholder approval.

     . Proposals that provide directors may be removed only by supermajority vote.

     .   Proposals to eliminate cumulative voting.

     . Proposals which allow more than one vote per share in the election of directors.

     . Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     . Proposals that mandate a minimum amount of company stock that directors must own.

     .   Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     . Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

  . Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

  . Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

  . Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

  .   Proposals asking a company to expense stock options.

  .   Proposals to put option repricings to a shareholder vote.

  . Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

  . Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

  . Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

  . Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

   For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

  . Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

  . Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

  . Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

  . CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

  .   CMA generally votes FOR shareholder proposals to eliminate a poison pill.

  .   CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

  . CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

  . CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

  . CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

  . Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

  . Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

     .   Credible reason exists to question:

        . The auditor's independence, as determined by applicable regulatory requirements.

        . The accuracy or reliability of the auditor's opinion as to the company's financial position.

     . Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

  . Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

  . Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes-Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

  . Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

  . Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

  . Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

  . Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

  . Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

  . Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

  . FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

  . FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

  . Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

  . Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

  . Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

  . Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

  . Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

  . Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

  .   Board structure

  .   Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

  . Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

  . Ignore a shareholder proposal that is approved by a majority of shares outstanding;

  . Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

  .   Are interested directors and sit on the audit or nominating committee; or

  . Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

  .   Past performance relative to its peers

  .   Market in which fund invests

  . Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

  .   Past shareholder activism, board activity and votes on related proposals

  .   Strategy of the incumbents versus the dissidents

  .   Independence of incumbent directors; director nominees

  .   Experience and skills of director nominees

  .   Governance profile of the company

  .   Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Past performance as a closed-end fund

  .   Market in which the fund invests

  .   Measures taken by the board to address the discount

  .   Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

  .   Proposed and current fee schedules

  .   Fund category/investment objective

  .   Performance benchmarks

  .   Share price performance as compared with peers

  .   Resulting fees relative to peers

  .   Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

  .   Stated specific financing purpose

  .   Possible dilution for common shares

  .   Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

  .   Potential competitiveness

  .   Regulatory developments

  .   Current and potential returns

  .   Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

  .   Fund's target investments

  .   Reasons given by the fund for the change

  .   Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

  .   Political/economic changes in the target market

  .   Consolidation in the target market

  .   Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

  .   Potential competitiveness

  .   Current and potential returns

  .   Risk of concentration

  .   Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

  .   Strategies employed to salvage the company

  .   Past performance of the fund

  .   Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

  .   The degree of change implied by the proposal

  .   The efficiencies that could result

  .   The state of incorporation; net effect on shareholder rights

  .   Regulatory standards and implications

CMA will vote FOR:

  . Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

  . Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

  .   Proposals enabling the Board to:

     .   Change, without shareholder approval the domicile of the fund

     . Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

  .   Regulations of both states

  .   Required fundamental policies of both states

  .   The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder
Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Fees charged to comparably sized funds with similar objectives

  .   The proposed distributor's reputation and past performance

  .   The competitiveness of the fund in the industry

  .   Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

  .   Resulting fee structure

  .   Performance of both funds

  .   Continuity of management personnel

  .   Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

  .   Performance of the fund's NAV

  .   The fund's history of shareholder relations

  .   The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. Ability to Vote Proxies Other than as Provided in A Above.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. Proposals Requiring Special Consideration

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

   1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

   2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

   3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

   4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

   5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A.

   6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

   7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

  . CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

  . ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

  . On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

  . ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

  . Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

     . If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

  . Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

  . ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

Appendix B - Pro Forma Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                                         Columbia Large Cap         Columbia Growth   Columbia Large Cap
                                                             Growth Fund               Stock Fund         Growth Fund
                                                           Acquiring Fund            Acquired Fund    Pro-Forma Combined
                                         % of Net        ------------------------- ------------------ -------------------
                                          Assets         Shares         Value ($)  Shares  Value ($)  Shares   Value ($)
                                         --------        -------       ----------- ------- ---------- ------- -----------
Common Stocks                            99.8%
CONSUMER DISCRETIONARY                   11.4%
Hotels, Restaurants & Leisure             0.7%
Marriott International, Inc., Class A...                 123,470         7,778,610      --         -- 123,470   7,778,610
Starbucks Corp. (a).....................                 125,800         6,302,580      --         -- 125,800   6,302,580
                                                                       -----------         ----------         -----------
                                                                        14,081,190                 --          14,081,190
Internet & Catalog Retail                 0.9%
eBay, Inc. (a)..........................                 459,300        18,923,160      --         -- 459,300  18,923,160
                                                                       -----------         ----------         -----------
                                                                        18,923,160                 --          18,923,160
Media                                     2.7%
Comcast Corp., Class A (a)..............                      --                -- 525,100 15,427,438 525,100  15,427,438
Liberty Global, Inc., Class A (a).......                      --                --  51,910  1,405,723  51,910   1,405,723
Liberty Global, Inc., Class C (a).......                      --                --  51,910  1,336,682  51,910   1,336,682
News Corp., Class B.....................                      --                -- 496,700  8,195,550 496,700   8,195,550
Time Warner, Inc........................                      --                -- 758,900 13,743,679 758,900  13,743,679
Viacom, Inc., Class B...................                      --                -- 442,900 14,620,129 442,900  14,620,129
                                                                       -----------         ----------         -----------
                                                                                --         54,729,201          54,729,201
Multiline Retail                          1.4%
Federated Department Stores, Inc........                 157,800        10,552,086      --         -- 157,800  10,552,086
Kohl's Corp. (a)........................                 140,000         7,025,200      --         -- 140,000   7,025,200
Target Corp.............................                 219,200        11,383,056      --         -- 219,200  11,383,056
                                                                       -----------         ----------         -----------
                                                                        28,960,342                 --          28,960,342
Specialty Retail                          4.6%
Best Buy Co., Inc.......................                 105,130         4,576,309      --         -- 105,130   4,576,309
Home Depot, Inc.........................                 379,180        14,461,925 236,700  9,027,738 615,880  23,489,663
Lowe's Companies, Inc...................                 284,550        18,325,020      --         -- 284,550  18,325,020
Office Depot, Inc. (a)..................                 544,600        16,174,620      --         -- 544,600  16,174,620
Sherwin-Williams Co.....................                 167,600         7,386,132      --         -- 167,600   7,386,132
Staples, Inc............................                 290,725         6,198,257      --         -- 290,725   6,198,257
Tiffany & Co............................                 446,500        17,757,305      --         -- 446,500  17,757,305
                                                                       -----------         ----------         -----------
                                                                        84,879,568          9,027,738          93,907,306
Textiles, Apparel & Luxury Goods          1.1%
Coach, Inc. (a).........................                 457,030        14,332,461      --         -- 457,030  14,332,461
NIKE, Inc., Class B.....................                  94,410         7,711,409      --         --  94,410   7,711,409
                                                                       -----------         ----------         -----------
                                                                        22,043,870                 --          22,043,870
                                                                       -----------         ----------         -----------
                                         CONSUMER DISCRETIONARY TOTAL  168,888,130         63,756,939         232,645,069
                                                                       -----------         ----------         -----------
CONSUMER STAPLES                         11.7%
Beverages                                 4.3%
Coca-Cola Co............................                 317,760        13,724,054      --         -- 317,760  13,724,054
Diageo PLC, ADR.........................                  88,493         5,133,479      --         --  88,493   5,133,479
PepsiCo, Inc............................                 532,980        30,225,296      --         -- 532,980  30,225,296
                                                                       -----------         ----------         -----------
                                                                        49,082,829                 --          49,082,829
Food & Staples Retailing                  1.7%
CVS Corp................................                 768,700        22,299,987      --         -- 768,700  22,299,987
Costco Wholesale Corp...................                      --                -- 500,100 21,549,309 500,100  21,549,309
Walgreen Co.............................                 268,200        11,653,290      --         -- 268,200  11,653,290
Wal-Mart Stores, Inc....................                      --                -- 397,000 17,396,540 397,000  17,396,540
                                                                       -----------         ----------         -----------
                                                                        33,953,277         38,945,849          72,899,126
Food Products                             0.8%
Kellogg Co..............................                 337,100        15,550,423      --         -- 337,100  15,550,423
                                                                       -----------         ----------         -----------
                                                                        15,550,423                 --          15,550,423
Household Products                        3.5%
Colgate-Palmolive Co....................                 308,300        16,275,157 338,500 17,869,415 646,800  34,144,572
Procter & Gamble Co.....................                 313,540        18,643,089 297,200 17,671,512 610,740  36,314,601
                                                                       -----------         ----------         -----------
                                                                        34,918,246         35,540,927          70,459,173
Personal Products                         1.5%
Gillette Co.............................                 523,800        30,485,160      --         -- 523,800  30,485,160
                                                                       -----------         ----------         -----------
                                                                        30,485,160                 --          30,485,160
                                                                       -----------         ----------         -----------
                                         CONSUMER STAPLES TOTAL        163,989,935         74,486,776         238,476,711
                                                                       -----------         ----------         -----------
ENERGY                                    6.3%
Energy Equipment & Services               2.3%
Halliburton Co..........................                 492,800        33,766,656      --         -- 492,800  33,766,656
Schlumberger Ltd........................                      --                -- 155,000 13,078,900 155,000  13,078,900
                                                                       -----------         ----------         -----------
                                                                        33,766,656         13,078,900          46,845,556
Oil, Gas & Consumable Fuels               4.0%
CONSOL Energy, Inc......................                 279,300        21,302,211      --         -- 279,300  21,302,211
EOG Resources, Inc......................                 216,700        16,230,830      --         -- 216,700  16,230,830
Pioneer Natural Resources Co............                 269,600        14,806,432      --         -- 269,600  14,806,432
XTO Energy, Inc.........................                 665,700        30,169,524      --         -- 665,700  30,169,524
                                                                       -----------         ----------         -----------
                                                                        82,508,997      --         --          82,508,997
                                                                       -----------         ----------         -----------
                                            ENERGY TOTAL               116,275,653         13,078,900         129,354,553
                                                                       -----------         ----------         -----------
FINANCIALS                                7.9%
Capital Markets                           2.4%
Goldman Sachs Group, Inc................                  75,050         9,124,579      --         --  75,050   9,124,579
Merrill Lynch & Co., Inc................                 264,800        16,245,480 149,600  9,177,960 414,400  25,423,440
State Street Corp.......................                 315,950        15,456,274      --         -- 315,950  15,456,274
                                                                       -----------         ----------         -----------
                                                                        40,826,333          9,177,960          50,004,293
Commercial Banks                          2.2%
Wells Fargo & Co........................                 300,440        17,596,771 279,300 16,358,601 579,740  33,955,372
Zions Bancorporation....................                 146,600        10,439,386      --         -- 146,600  10,439,386
                                                                       -----------         ----------         -----------
                                                                        28,036,157         16,358,601          44,394,758
Diversified Financial Services            0.7%

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                                     Columbia Large Cap   Columbia Growth    Columbia Large Cap
                                                         Growth Fund         Stock Fund          Growth Fund
                                                       Acquiring Fund      Acquired Fund     Pro-Forma Combined
                                            % of Net ------------------- ------------------ ---------------------
                                             Assets  Shares   Value ($)  Shares  Value ($)   Shares    Value ($)
                                            -------- ------- ----------- ------- ---------- --------- -----------
Citigroup, Inc.............................          333,356  15,174,365      --         --   333,356  15,174,365
                                                     ------- -----------         ---------- --------- -----------
                                                              15,174,365                 --            15,174,365
Insurance                                      2.5%
American International Group, Inc..........          585,350  36,268,286 244,000 15,118,240   829,350  51,386,526
                                                             -----------         ----------           -----------
                                                              36,268,286         15,118,240            51,386,526
                                                             -----------         ----------           -----------
                                            FINANCIALS TOTAL 120,305,141         40,654,801           160,959,942
                                                             -----------         ----------           -----------
HEALTH CARE                                   19.8%
Biotechnology                                  2.8%
Amgen, Inc. (a)............................          332,370  26,479,918 250,100 19,925,467   582,470  46,405,385
Protein Design Labs, Inc. (a)..............          396,300  11,096,400      --         --   396,300  11,096,400
                                                             -----------         ----------           -----------
                                                              37,576,318         19,925,467            57,501,785
Health Care Equipment & Supplies               5.3%
Alcon, Inc.................................           71,430   9,134,468      --         --    71,430   9,134,468
Baxter International, Inc..................          298,900  11,917,143      --         --   298,900  11,917,143
Medtronic, Inc.............................          463,530  24,854,479 443,700 23,791,194   907,230  48,645,673
Thermo Electron Corp. (a)..................          644,260  19,907,634      --         --   644,260  19,907,634
Varian Medical Systems, Inc. (a)...........          477,870  18,880,644      --         --   477,870  18,880,644
                                                             -----------         ----------           -----------
                                                              84,694,368         23,791,194           108,485,562
Health Care Providers & Services               2.7%
Cardinal Health, Inc.......................               --          -- 115,700  7,340,008   115,700   7,340,008
Caremark Rx, Inc. (a)......................          378,120  18,879,531      --         --   378,120  18,879,531
UnitedHealth Group, Inc....................          519,830  29,214,446      --         --   519,830  29,214,446
                                                             -----------         ----------           -----------
                                                              48,093,977          7,340,008            55,433,985
Pharmaceuticals                                8.9%
Abbott Laboratories........................          484,360  20,536,864      --         --   484,360  20,536,864
Amylin Pharmaceuticals, Inc. (a)...........          204,700   7,121,513      --         --   204,700   7,121,513
IVAX Corp. (a).............................          414,910  10,937,028      --         --   414,910  10,937,028
Johnson & Johnson..........................          731,640  46,298,179 355,700 22,508,696 1,087,340  68,806,875
Novartis AG, ADR...........................          556,770  28,395,270 436,700 22,271,700   993,470  50,666,970
Teva Pharmaceutical Industries Ltd., ADR...          463,846  15,501,733      --         --   463,846  15,501,733
Wyeth......................................          178,840   8,274,927      --         --   178,840   8,274,927
                                                             -----------         ----------           -----------
                                                             137,065,514         44,780,396        -- 181,845,910
                                                             -----------         ----------           -----------
                                            HEALTHCARE TOTAL 307,430,177         95,837,065        -- 403,267,242
                                                             -----------         ----------           -----------

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                                        Columbia Large Cap        Columbia Growth      Columbia Large Cap
                                                            Growth Fund             Stock Fund             Growth Fund
                                                          Acquiring Fund           Acquired Fund       Pro-Forma Combined
                                            % of Net  ------------------------ --------------------- -----------------------
                                             Assets    Shares      Value ($)    Shares    Value ($)   Shares     Value ($)
                                            --------  ---------  ------------- --------- ----------- --------- -------------
INDUSTRIALS                                    8.8%
Aerospace & Defense                            0.8%
Honeywell International, Inc...............             427,580     16,034,250        --          --   427,580    16,034,250
                                                                 -------------           -----------           -------------
                                                                    16,034,250                    --              16,034,250
Building Products                              0.8%
American Standard Companies, Inc...........             365,690     17,022,870        --          --   365,690    17,022,870
                                                                 -------------           -----------           -------------
                                                                    17,022,870                    --              17,022,870
Electrical Equipment                           0.9%
Rockwell Automation, Inc...................             362,820     19,193,178        --          --   362,820    19,193,178
                                                                 -------------           -----------           -------------
                                                                    19,193,178                    --              19,193,178
Industrial Conglomerates                       5.2%
3M Co......................................             205,100     15,046,136        --          --   205,100    15,046,136
General Electric Co........................           1,946,415     65,535,793   739,300  24,892,231 2,685,715    90,428,024
                                                                 -------------           -----------           -------------
                                                                    80,581,929            24,892,231             105,474,160
Machinery                                      1.1%
ITT Industries, Inc........................             119,180     13,538,848        --          --   119,180    13,538,848
Pentair, Inc...............................             235,310      8,588,815        --          --   235,310     8,588,815
                                                                 -------------           -----------           -------------
                                                                    22,127,663                    --              22,127,663
                                                                 -------------           -----------           -------------
                                            INDUSTRIALS TOTAL      154,959,890            24,892,231             179,852,121
                                                                 -------------           -----------           -------------
INFORMATION TECHNOLOGY                        32.4%
Communications Equipment                       4.7%
Cisco Systems, Inc. (a)....................           1,627,765     29,185,827   980,600  17,582,158 2,608,365    46,767,985
Corning, Inc. (a)..........................             323,800      6,259,054        --          --   323,800     6,259,054
Juniper Networks, Inc. (a).................             320,000      7,612,800        --          --   320,000     7,612,800
Motorola, Inc..............................             437,800      9,671,002        --          --   437,800     9,671,002
Nokia Oyj, ADR.............................             664,830     11,242,275        --          --   664,830    11,242,275
QUALCOMM, Inc..............................             323,800     14,490,050        --          --   323,800    14,490,050
                                                                 -------------           -----------           -------------
                                                                    78,461,008            17,582,158              96,043,166
Computers & Peripherals                        5.4%
Apple Computer, Inc. (a)...................             181,800      9,746,298        --          --   181,800     9,746,298
Dell, Inc. (a).............................             604,640     20,678,688   484,300  16,563,060 1,088,940    37,241,748
EMC Corp. (a)..............................             812,090     10,508,445        --          --   812,090    10,508,445
Hewlett-Packard Co.........................             657,480     19,198,416        --          --   657,480    19,198,416
International Business Machines Corp.                   412,280     33,073,101        --          --   412,280    33,073,101
                                                                 -------------           -----------           -------------
                                                                    93,204,948            16,563,060             109,768,008
Internet Software & Services                   1.7%
Google, Inc., Class A (a)..................              38,000     12,025,480        --          --    38,000    12,025,480
Yahoo!, Inc. (a)...........................             676,750     22,901,220        --          --   676,750    22,901,220
                                                                 -------------           -----------           -------------
                                                                    34,926,700                    --              34,926,700
IT Services                                    0.6%
Paychex, Inc...............................                  --             --   306,100  11,350,188   306,100    11,350,188
                                                                 -------------           -----------           -------------
                                                                            --            11,350,188              11,350,188
Semiconductors & Semiconductor Equipment      11.3%
Altera Corp. (a)...........................                  --             --   868,400  16,595,124   868,400    16,595,124
Applied Materials, Inc.....................                  --             --   750,400  12,726,784   750,400    12,726,784
ASML Holding N.V., N.Y. Registered Shares
  (a)......................................                  --             -- 1,011,200  16,694,912 1,011,200    16,694,912
Broadcom Corp., Class A (a)................             164,800      7,730,768        --          --   164,800     7,730,768
Fairchild Semiconductor International,
  Inc. (a).................................             398,000      5,914,280        --          --   398,000     5,914,280
Intel Corp.................................           1,228,870     30,291,645        --          -- 1,228,870    30,291,645
Linear Technology Corp.....................                  --             --   253,400   9,525,306   253,400     9,525,306
Marvell Technology Group Ltd. (a)..........                  --             --   259,000  11,942,490   259,000    11,942,490
Maxim Integrated Products, Inc.............                  --             --   385,100  16,424,515   385,100    16,424,515
MEMC Electronic Materials, Inc. (a)........             799,500     18,220,605        --          --   799,500    18,220,605
Microchip Technology, Inc..................             303,640      9,145,637   296,000   8,915,520   599,640    18,061,157
Novellus Systems, Inc. (a).................                  --             --   431,700  10,827,036   431,700    10,827,036
Taiwan Semiconductor Manufacturing Co.,
  Ltd., ADR................................           1,380,020     11,343,764        --          -- 1,380,020    11,343,764
Texas Instruments, Inc.....................             822,010     27,866,139        --          --   822,010    27,866,139
Xilinx, Inc................................                  --             --   558,300  15,548,655   558,300    15,548,655
                                                                 -------------           -----------           -------------
                                                                   110,512,838           119,200,342             229,713,180
Software                                       8.8%
Autodesk, Inc..............................             347,140     16,121,182        --          --   347,140    16,121,182
Electronic Arts, Inc. (a)..................             211,630     12,039,631        --          --   211,630    12,039,631
McAfee, Inc. (a)...........................             312,500      9,818,750        --          --   312,500     9,818,750
Microsoft Corp.............................           2,386,420     61,402,587   990,600  25,488,138 3,377,020    86,890,725
NAVTEQ (a).................................             160,470      8,015,476        --          --   160,470     8,015,476
Oracle Corp. (a)...........................             894,900     11,087,811        --          --   894,900    11,087,811
SAP AG, ADR................................             585,480     25,368,848   240,900  10,438,197   826,380    35,807,045
                                                                 -------------           -----------           -------------
                                                                   143,854,285            35,926,335             179,780,620
                                                                 -------------           -----------           -------------
                                            INFORMATION
                                            TECHNOLOGY TOTAL       460,959,779           200,622,083             661,581,862
                                                                 -------------           -----------           -------------
MATERIALS                                      1.5%
Chemicals                                      1.5%
Praxair, Inc...............................             631,680     30,276,422        --          --   631,680    30,276,422
                                                                 -------------           -----------           -------------
                                              MATERIALS TOTAL       30,276,422                    --              30,276,422
                                            TOTAL COMMON STOCKS  1,523,085,127           513,328,795           2,036,413,922
                                                                 -------------           -----------           -------------

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                         Columbia Large Cap           Columbia Growth           Columbia Large Cap
                                            Growth Fund                 Stock Fund                 Growth Fund
                              % of         Acquiring Fund              Acquired Fund            Pro-Forma Combined
                              Net   -------------------------    ----------------------    ---------------------------
                             Assets   Shares       Value ($)      Shares      Value ($)       Shares       Value ($)
                             ------ ---------- --------------    --------- ------------    -----------  --------------
Short-Term Obligations         0.9%                                                                 --
Repurchase agreement with
  State Street Bank & Trust
  Co., dated 09/30/05, due
  10/03/05 at 3.150%,
  collateralized by a U.S.
  Treasury Note maturing
  01/31/07, market value of
  $14,698,925 (repurchase
  proceeds $14,413,783).....        14,410,000     14,410,000           --           --     14,410,000      14,410,000
Repurchase agreement with
  State Street Bank & Trust
  Co., dated 09/30/05, due
  10/03/05 at 3.150%,
  collateralized by a U.S.
  Treasury Bond maturing
  05/15/17, market value of
  $3,140,963 (repurchase
  proceeds $3,073,807)......                --             --    3,073,000    3,073,000      3,073,000       3,073,000
                                               --------------              ------------                 --------------
                                        TOTAL
                                   SHORT-TERM
                                  OBLIGATIONS      14,410,000                 3,073,000                     17,483,000
                                               --------------              ------------                 --------------
                                                                                             Pro-Forma
                                                                                           Adjustments
Total Investments            100.6%             1,537,495,127               516,401,795                  2,053,896,922
Other Assets & Liabilities,
  Net                         -0.6%               (10,748,640)               (1,180,975)      (473,447)    (12,403,062)
                                               --------------              ------------    -----------  --------------
Net Assets                   100.0%            $1,526,746,487              $515,220,820                 $2,041,493,860
                                               ==============              ============                 ==============
Total Investments at Cost...                   $1,336,145,561(b)           $435,282,310(c)              $1,771,427,871
                                               ==============              ============                 ==============

--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $1,343,394,022.
(c) Cost for federal income tax purposes is $438,476,491.

             Acronym                              Name
             -------                   ---------------------------
             ADR                       American Depositary Receipt

PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (unaudited)

                                             Columbia Large Cap Columbia Growth                   Columbia Large Cap
                                                Growth Fund       Stock Fund        Pro-Forma        Growth Fund
                                               Acquiring Fund    Acquired Fund     Adjustments    Pro-Forma Combined
                                             ------------------ --------------- ------------      ------------------
Assets
   Unaffiliated investments, at
     identified cost (including
     short-term obligations)................   $1,336,145,561    $ 435,282,310  $         --        $1,771,427,871
                                               --------------    -------------  ------------        --------------
   Unaffiliated investments, at value.......    1,537,495,127      516,401,795            --         2,053,896,922
   Cash.....................................              990              665            --                 1,655
   Receivable for:
       Investments sold.....................       34,618,467               --            --            34,618,467
       Fund shares sold.....................        1,177,915          145,296            --             1,323,211
       Interest.............................            1,261              269            --                 1,530
       Dividends............................          936,651          286,942            --             1,223,593
       Foreign tax reclaim..................           50,257            5,688            --                55,945
       Deferred compensation plan...........           92,150           31,396            --               123,546
                                               --------------    -------------  ------------        --------------
          Total Assets......................    1,574,372,818      516,872,051            --         2,091,244,869
Liabilities
   Payable for:
       Investments purchased................       40,885,238               --            --            40,885,238
       Fund shares repurchased..............        5,476,997          820,175            --             6,297,172
       Investment advisory fee..............          638,295          278,160            --               916,455
       Administration fee...................           62,887           60,836            --               123,723
       Transfer agent fee...................          241,410          171,797            --               413,207
       Pricing and bookkeeping fees.........           11,013           11,849            --                22,862
       Merger costs.........................           63,949               --            --                63,949
       Trustees' fees.......................            1,000              994            --                 1,994
       Custody fee..........................            3,596            2,743            --                 6,339
       Distribution and service fees........          101,733          170,428            --               272,161
       Chief compliance officer
         expenses and fees..................            2,860            1,562            --                 4,422
   Deferred Trustees' fees..................           92,150           31,396            --               123,546
   Other liabilities........................           45,203          101,291       473,447(d)            619,941
                                               --------------    -------------  ------------        --------------
          Total Liabilities.................       47,626,331        1,651,231       473,447            49,751,009
                                               --------------    -------------  ------------        --------------
   Net Assets...............................   $1,526,746,487    $ 515,220,820  $   (473,447)       $2,041,493,860
                                               ==============    =============  ============        ==============
Composition of Net Assets
   Paid-in capital..........................    1,551,511,921      874,832,435            --         2,426,344,356
   Undistributed (overdistributed) net
     investment income......................        4,367,800          663,738      (473,447)(d)         4,558,091
   Accumulated net realized loss............     (230,482,800)    (441,394,838)           --          (671,877,638)
   Net unrealized appreciation
     (depreciation) on:.....................                                                                    --
       Investments..........................      201,349,566       81,119,485            --           282,469,051
                                               --------------    -------------  ------------        --------------
   Net Assets...............................   $1,526,746,487    $ 515,220,820  $   (473,447)       $2,041,493,860
                                               ==============    =============  ============        ==============
Class A (c)
   Net assets...............................   $   10,421,714    $  51,510,461  $    (42,485)(d)    $   61,889,690
   Shares outstanding.......................          493,604        4,722,426    (2,284,324)(e)         2,931,706
                                               ==============    =============                      ==============
   Net asset value per share (a)............   $        21.11    $       10.91                      $        21.11
                                               ==============    =============                      ==============
   Maximum sales charge.....................             5.75%            5.75%                               5.75%
                                               ==============    =============                      ==============
   Maximum offering price per share (b).....   $        22.40    $       11.58                      $        22.40
                                               ==============    =============                      ==============
Class B (c)
   Net assets...............................   $    7,799,312    $ 181,760,193  $   (148,926)(d)    $  189,410,579
   Shares outstanding.......................          388,635       17,647,323    (8,598,418)(e)         9,437,540
                                               ==============    =============                      ==============
   Net asset value and offering price
     per share (a)..........................   $        20.07    $       10.30                      $        20.07
                                               ==============    =============                      ==============
Class C (c)
   Net assets...............................   $    1,419,101    $  14,726,226  $    (12,092)(d)    $   16,133,235
   Shares outstanding.......................           70,615        1,429,509      (697,460)(e)           802,664
                                               ==============    =============                      ==============
   Net asset value and offering price
     per share (a)..........................   $        20.10    $       10.30                      $        20.10
                                               ==============    =============                      ==============
Class G
   Net assets...............................   $   46,275,732    $          --  $     (1,578) (d)   $   46,274,154
   Shares outstanding.......................        2,379,228               --            --             2,379,228
                                               ==============    =============                      ==============
   Net asset value and offering price
     per share (a)..........................   $        19.45    $          --                      $        19.45
                                               ==============    =============                      ==============
Class T
   Net assets...............................   $  218,094,907    $          --  $     (7,436) (d)   $  218,087,471
   Shares outstanding.......................       10,394,849               --            --            10,394,849
                                               ==============    =============                      ==============
   Net asset value per share (a)............   $        20.98    $          --                      $        20.98
                                               ==============    =============                      ==============
   Maximum sales charge.....................             5.75%              --                                5.75%
                                               ==============    =============                      ==============
   Maximum offering price per share (b).....   $        22.26    $          --                      $        22.26
                                               ==============    =============                      ==============
Class Z (c)
   Net assets...............................   $1,242,735,721    $ 267,223,940  $   (260,930)(d)    $1,509,698,731
   Shares outstanding.......................       57,801,146       30,087,875   (17,669,020)(e)        70,220,001
                                               ==============    =============                      ==============
   Net asset value and offering price
     per share..............................   $        21.50    $        8.88                      $        21.50
                                               ==============    =============                      ==============

--------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Class A, B, C and Z shares of Columbia Growth Stock Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Large Cap Growth Fund based on the net asset value per share of Columbia Large Cap Growth Fund's Class A, B, C and Z shares at the time of the merger.
(d) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $52,054 and $421,393 to be borne by Columbia Large Cap Growth Fund and Columbia Growth Stock Fund, respectively.
(e) Reflects estimated shares issued to Columbia Growth Stock Fund at the time of the merger.

See Accompanying Notes to Financial Statements.

PRO-FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005 (unaudited)

                                                                                                Columbia Large Cap
                                                Columbia Large Cap Columbia Growth                 Growth Fund
                                                   Growth Fund       Stock Fund     Pro-Forma       Pro-Forma
                                                  Acquiring Fund    Acquired Fund   Adjustment       Combined
                                                ------------------ --------------- -----------  ------------------
Investment Income
   Dividends...................................    $ 17,442,830      $10,457,669   $        --     $ 27,900,499
   Interest....................................         586,578           72,043            --          658,621
   Foreign tax withheld........................        (141,047)         (84,145)           --         (225,192)
                                                   ------------      -----------   -----------     ------------
       Total income............................      17,888,361       10,445,567            --       28,333,928
Expenses
   Investment advisory fee.....................       7,192,091        3,756,924    (1,508,122)      9,440,893 (a)
   Administration fee..........................         707,053          922,028      (677,315)        951,766 (a)
   Distribution fee:
       Class A.................................              --           58,530       (58,530)             -- (a)
       Class B.................................          43,385        1,630,437            --       1,673,822 (a)
       Class C.................................           8,211          131,560            --         139,771 (a)
       Class G.................................         318,849               --            --         318,849 (a)
   Service fee:................................
       Class A.................................          18,679          146,327            --         165,006 (a)
       Class B.................................          14,462          543,479            --         557,941 (a)
       Class C.................................           2,737           43,854            --          46,591 (a)
       Class G.................................         147,161               --            --         147,161 (a)
       Class T.................................         664,958               --            --         664,958 (a)
   Transfer Agent fee..........................       2,390,689               --       679,247       3,069,936 (c)
   Transfer Agent fee - Class A................              --          318,758      (318,758)             -- (c)
   Transfer Agent fee - Class B................              --        1,277,365    (1,277,365)             -- (c)
   Transfer Agent fee - Class C................              --           92,706       (92,706)             -- (c)
   Transfer Agent fee - Class Z................              --          532,617      (532,617)             -- (c)
   Pricing and bookkeeping fees................         115,542          165,072      (120,362)        160,252 (a)
   Trustees' fees..............................          29,388           22,969        (7,657)         44,700 (b)
   Custody fee.................................          41,656           34,604            --           76,260
   Merger costs................................          63,949               --       (63,949)             -- (d)
   Chief compliance officer fees...............           8,513            6,001            --           14,514
   Non-recurring costs.........................          21,580           11,722            --           33,302
   Other expenses..............................         385,384          280,305      (100,450)        565,239 (b)
                                                   ------------      -----------   -----------     ------------
       Total Operating Expenses................      12,174,287        9,975,258    (4,078,584)      18,070,961
   Interest expense............................              --           27,424            --           27,424
                                                   ------------      -----------   -----------     ------------
       Total Expenses..........................      12,174,287       10,002,682    (4,078,584)      18,098,385
   Fees waived by Transfer Agent...............         (57,245)              --        57,245              -- (c)
   Fees waived by Transfer Agent -
     Class A...................................              --           (9,132)        9,132              -- (c)
   Fees waived by Transfer Agent -
     Class B...................................              --          (37,693)       37,693              -- (c)
   Fees waived by Transfer Agent -
     Class C...................................              --           (2,994)        2,994              -- (c)
   Fees waived by Transfer Agent -
     Class Z...................................              --         (148,548)      148,548              -- (c)
   Fees waived by Distributor - Class A........              --          (29,265)       29,265              -- (c)
   Non-recurring costs assumed by
     Investment Advisor........................         (21,580)         (11,722)           --          (33,302)
   Custody earnings credit.....................             (79)            (164)           --             (243)
       Net Expenses............................      12,095,383        9,763,164    (3,793,707)      18,064,840
                                                   ------------      -----------   -----------     ------------
   Net Investment Income.......................    $  5,792,978      $   682,403   $ 3,793,707     $ 10,269,088
                                                   ============      ===========   ===========     ============
Net Realized and Unrealized Gain (Loss)
  on Investments, Foreign Currency,
  Foreign Capital Gains Tax and Futures
  Contracts
   Net realized gain (loss) on:
       Investments.............................     150,841,082       46,939,381            --      197,780,463
       Net realized loss on disposal of
         investments purchased/sold in
         error.................................              --               --            --               --
                                                   ------------      -----------   -----------     ------------
          Net realized gain....................     150,841,082       46,939,381            --      197,780,463
   New change in unrealized
     appreciation (depreciation) on:
       Investments.............................       2,914,418       (7,348,375)           --       (4,433,957)
                                                   ------------      -----------   -----------     ------------
       Foreign currency translations...........              --               --            --               --
          Net change in unrealized
            appreciation (depreciation)........       2,914,418       (7,348,375)           --       (4,433,957)
                                                   ------------      -----------   -----------     ------------
   Net Gain....................................     153,755,500       39,591,006            --      193,346,506
                                                   ------------      -----------   -----------     ------------
   Net Increase Resulting From
     Operations................................    $159,548,478      $40,273,409   $ 3,793,707     $203,615,594
                                                   ============      ===========   ===========     ============

--------
(a) Based on the contract in effect for Columbia Large Cap Growth Fund, the surviving fund.
(b) Reflects elimination of duplicate expenses achieved as a result of merging funds.
(c) Reflects the impact of changes to the transfer agent fee that are expected to be implemented on the date the merger is consummated.
(d) Previous merger costs borne by Columbia Large Cap Growth Fund as part of another merger.

   The following table shows on an unaudited basis the capitalization of the Growth Stock Fund and the Acquiring Fund as of September 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Growth Stock Fund by the Acquiring Fund at net asset value as of that date:

                                      Columbia                     Columbia
                                     Large Cap                     Large Cap
                       Columbia        Growth                     Growth Fund
                     Growth Stock       Fund         Pro Forma     Pro Forma
                         Fund     (Acquiring Fund)  Adjustments   Combined(1)
                     ------------ ---------------- ------------  --------------
Class A
Net asset value..... $ 51,510,461  $   10,421,714  $    (42,485) $   61,889,690
Shares outstanding..    4,722,426         493,604    (2,284,324)      2,931,706

Net asset value per
  share............. $      10.91  $        21.11                $        21.11

Class B
Net asset value..... $181,760,193  $    7,799,312  $   (148,926) $  189,410,579
Shares outstanding..   17,647,323         388,635    (8,598,418)      9,437,540

Net asset value per
  share............. $      10.30  $        20.07                $        20.07

Class C
Net asset value..... $ 14,726,226  $    1,419,101  $    (12,092) $   16,133,235
Shares outstanding..    1,429,509          70,615      (697,460)        802,664

Net asset value per
  share............. $      10.30  $        20.10                $        20.10

Class G
Net asset value.....           --  $   46,275,732  $     (1,578) $   46,274,154
Shares outstanding..           --       2,379,228            --       2,379,228

Net asset value per
  share.............           --  $        19.45                $        19.45

Class T                        --
Net asset value.....           --  $  218,094,907  $     (7,436) $  218,087,471
Shares outstanding..           --      10,394,849            --      10,394,849

Net asset value per
  share.............           --  $        20.98                $        20.98

Class Z
Net asset value..... $267,223,940  $1,242,735,721  $   (260,930) $1,509,698,731
Shares outstanding..   30,087,875      57,801,146   (17,669,020)     70,220,001

Net asset value per
  share............. $       8.88  $        21.50                $        21.50

--------
(1) Assumes the Merger was completed on September 30, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Large Cap Growth Fund will be received by the shareholders of the Columbia Growth Stock Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Large Cap Growth Fund that actually will be received on or after such date.

Appendix B - Pro Forma Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                                         Columbia Large Cap        Columbia Tax Managed Columbia Large Cap
                                         % of Net            Growth Fund              Growth Fund           Growth Fund
                                          Assets           Acquiring Fund            Acquired Fund      Pro-Forma Combined
                                         ----------------------------------------------------------------------------------
                                                         Shares         Value ($)  Shares   Value ($)   Shares   Value ($)
                                                         ------------------------------------------------------------------
Common Stocks...........................   99.7%
CONSUMER DISCRETIONARY                     10.6%
Hotels, Restaurants & Leisure               1.0%
Marriott International, Inc., Class A...                 123,470         7,778,610  42,000   2,646,000  165,470  10,424,610
Starbucks Corp. (a).....................                 125,800         6,302,580      --          --  125,800   6,302,580
                                                                       -----------          ----------          -----------
                                                                        14,081,190           2,646,000           16,727,190
Internet & Catalog Retail...............    1.1%
eBay, Inc. (a)..........................                 459,300        18,923,160      --          --  459,300  18,923,160
                                                                       -----------          ----------          -----------
                                                                        18,923,160                  --           18,923,160
Media...................................    0.3%
Univision Communications, Inc.,
  Class A...............................                      --                -- 206,400   5,475,792  206,400   5,475,792
                                                                       -----------          ----------          -----------
                                                                                --           5,475,792            5,475,792
Multiline Retail........................    1.9%
Federated Department Stores, Inc........                 157,800        10,552,086      --          --  157,800  10,552,086
Kohl's Corp. (a)........................                 140,000         7,025,200  91,600   4,596,488  231,600  11,621,688
Target Corp.............................                 219,200        11,383,056      --          --  219,200  11,383,056
                                                                       -----------          ----------          -----------
                                                                        28,960,342           4,596,488           33,556,830
Specialty Retail........................    5.1%
Best Buy Co., Inc.......................                 105,130         4,576,309      --          --  105,130   4,576,309
Home Depot, Inc.........................                 379,180        14,461,925      --          --  379,180  14,461,925
Lowe's Companies, Inc...................                 284,550        18,325,020  73,000   4,701,200  357,550  23,026,220
Office Depot, Inc. (a)..................                 544,600        16,174,620      --          --  544,600  16,174,620
Sherwin-Williams Co.....................                 167,600         7,386,132      --          --  167,600   7,386,132
Staples, Inc............................                 290,725         6,198,257      --          --  290,725   6,198,257
Tiffany & Co............................                 446,500        17,757,305      --          --  446,500  17,757,305
                                                                       -----------          ----------          -----------
                                                                        84,879,568           4,701,200           89,580,768
Textiles, Apparel & Luxury Goods........    1.3%
Coach, Inc. (a).........................                 457,030        14,332,461      --          --  457,030  14,332,461
NIKE, Inc., Class B.....................                  94,410         7,711,409      --          --   94,410   7,711,409
                                                                       -----------          ----------          -----------
                                                                        22,043,870                  --           22,043,870
                                                                       -----------          ----------          -----------
                                         CONSUMER DISCRETIONARY TOTAL  168,888,130          17,419,480          186,307,610
                                                                       -----------          ----------          -----------
CONSUMER STAPLES........................   10.7%
Beverages...............................    2.8%
Coca-Cola Co............................                 317,760        13,724,054      --          --  317,760  13,724,054
Diageo PLC, ADR.........................                  88,493         5,133,479      --          --   88,493   5,133,479
PepsiCo, Inc............................                 532,980        30,225,296      --          --  532,980  30,225,296
                                                                       -----------          ----------          -----------
                                                                        49,082,829                  --           49,082,829
Food & Staples Retailing................    2.6%
CVS Corp................................                 768,700        22,299,987      --          --  768,700  22,299,987
Sysco Corp..............................                      --                -- 140,000   4,391,800  140,000   4,391,800
Walgreen Co.............................                 268,200        11,653,290 108,600   4,718,670  376,800  16,371,960

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                                      Columbia Large Cap     Columbia Tax Managed Columbia Large Cap
                                         % of Net         Growth Fund           Growth Fund           Growth Fund
                                          Assets        Acquiring Fund         Acquired Fund      Pro-Forma Combined
                                         ----------------------------------------------------------------------------
                                                      Shares      Value ($)  Shares   Value ($)   Shares   Value ($)
                                                      ---------------------------------------------------------------
Wal-Mart Stores, Inc....................                   --             --  79,000   3,461,780   79,000   3,461,780
                                                                 -----------          ----------          -----------
                                                                  33,953,277          12,572,250           46,525,527
Food Products...........................   0.9%
Kellogg Co..............................              337,100     15,550,423      --          --  337,100  15,550,423
                                                                 -----------          ----------          -----------
                                                                  15,550,423                  --           15,550,423
Household Products......................   2.6%
Colgate-Palmolive Co....................              308,300     16,275,157  89,300   4,714,147  397,600  20,989,304
Procter & Gamble Co.....................              313,540     18,643,089 106,000   6,302,760  419,540  24,945,849
                                                                 -----------          ----------          -----------
                                                                  34,918,246          11,016,907           45,935,153
Personal Products.......................   1.7%
Gillette Co.............................              523,800     30,485,160      --          --  523,800  30,485,160
                                                                 -----------          ----------          -----------
                                                                  30,485,160                  --           30,485,160
                                                                 -----------          ----------          -----------
                                         CONSUMER STAPLES TOTAL  163,989,935          23,589,157          187,579,092
                                                                 -----------          ----------          -----------
ENERGY..................................   8.1%
Energy Equipment & Services.............   2.5%
Halliburton Co..........................              492,800     33,766,656      --          --  492,800  33,766,656
Nabors Industries Ltd...................                   --             --  76,000   5,459,080   76,000   5,459,080
Schlumberger Ltd........................                   --             --  54,000   4,556,520   54,000   4,556,520
                                                                 -----------          ----------          -----------
                                                                  33,766,656          10,015,600           43,782,256
Oil, Gas & Consumable Fuels.............   5.6%
Apache Corp.............................                   --             --  89,200   6,709,624   89,200   6,709,624
CONSOL Energy, Inc......................              279,300     21,302,211      --          --  279,300  21,302,211
EOG Resources, Inc......................              216,700     16,230,830      --          --  216,700  16,230,830
Exxon Mobil Corp........................                   --             -- 158,600  10,077,444  158,600  10,077,444
Pioneer Natural Resources Co............              269,600     14,806,432      --          --  269,600  14,806,432
XTO Energy, Inc.........................              665,700     30,169,524      --          --  665,700  30,169,524
                                                                 -----------          ----------          -----------
                                                                  82,508,997          16,787,068           99,296,065
                                                                 -----------          ----------          -----------
                                            ENERGY TOTAL         116,275,653          26,802,668          143,078,321
                                                                 -----------          ----------          -----------
FINANCIALS                                 9.3%
Capital Markets.........................   2.8%
Goldman Sachs Group, Inc................               75,050      9,124,579      --          --   75,050   9,124,579
Lehman Brothers Holdings, Inc...........                   --             --  24,700   2,877,056   24,700   2,877,056
Merrill Lynch & Co., Inc................              264,800     16,245,480 103,800   6,368,130  368,600  22,613,610
State Street Corp.......................              315,950     15,456,274      --          --  315,950  15,456,274
                                                                 -----------          ----------          -----------
                                                                  40,826,333           9,245,186           50,071,519
Commercial Banks........................   2.0%
Bank of America Corp....................                   --             -- 166,300   7,001,230  166,300   7,001,230
Wells Fargo & Co........................              300,440     17,596,771      --          --  300,440  17,596,771
Zions Bancorporation....................              146,600     10,439,386      --          --  146,600  10,439,386
                                                                 -----------          ----------          -----------
                                                                  28,036,157           7,001,230           35,037,387

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                                  Columbia Large Cap  Columbia Tax Managed Columbia Large Cap
                                         % of Net     Growth Fund        Growth Fund           Growth Fund
                                          Assets    Acquiring Fund      Acquired Fund      Pro-Forma Combined
                                         ---------------------------------------------------------------------
                                                  Shares   Value ($)  Shares   Value ($)   Shares   Value ($)
                                         ---------------------------------------------------------------------
Consumer Finance........................    0.4%
American Express Corp...................               --          --  76,900   4,417,136   76,900   4,417,136
SLM Corp................................               --          --  50,500   2,708,820   50,500   2,708,820
                                                          -----------          ----------          -----------
                                                                   --           7,125,956            7,125,956
Diversified Financial Services..........    1.0%
Citigroup, Inc..........................          333,356  15,174,365  56,000   2,549,120  389,356  17,723,485
                                                          -----------          ----------          -----------
                                                           15,174,365           2,549,120           17,723,485
Insurance...............................    2.8%
AFLAC, Inc..............................               --          --  90,300   4,090,590   90,300   4,090,590
American International Group, Inc.......          585,350  36,268,286  68,500   4,244,260  653,850  40,512,546
RenaissanceRe Holdings Ltd..............               --          -- 101,780   4,450,839  101,780   4,450,839
                                                          -----------          ----------          -----------
                                                           36,268,286          12,785,689           49,053,975
Thrifts & Mortgage Finance..............    0.2%
Fannie Mae..............................               --          --  86,100   3,859,002   86,100   3,859,002
                                                          -----------          ----------          -----------
                                                                   --           3,859,002            3,859,002
                                                          -----------          ----------          -----------
                                         FINANCIALS TOTAL 120,305,141          42,566,183          162,871,324
                                                          -----------          ----------          -----------
HEALTH CARE.............................   20.0%
Biotechnology...........................    2.5%
Amgen, Inc. (a).........................          332,370  26,479,918  79,300   6,317,831  411,670  32,797,749
Protein Design Labs, Inc. (a)...........          396,300  11,096,400      --          --  396,300  11,096,400
                                                          -----------          ----------          -----------
                                                           37,576,318           6,317,831           43,894,149
Health Care Equipment & Supplies........    5.9%
Alcon, Inc..............................           71,430   9,134,468      --          --   71,430   9,134,468
Baxter International, Inc...............          298,900  11,917,143      --          --  298,900  11,917,143
Kinetic Concepts, Inc...................               --          -- 101,080   5,741,344  101,080   5,741,344
Medtronic, Inc..........................          463,530  24,854,479  72,700   3,898,174  536,230  28,752,653
St. Jude Medical, Inc...................               --          -- 119,900   5,611,320  119,900   5,611,320
Thermo Electron Corp. (a)...............          644,260  19,907,634      --          --  644,260  19,907,634
Varian Medical Systems, Inc. (a)........          477,870  18,880,644      --          --  477,870  18,880,644
Zimmer Holdings, Inc....................               --          --  55,200   3,802,728   55,200   3,802,728
                                                          -----------          ----------          -----------
                                                           84,694,368          19,053,566          103,747,934
Health Care Providers & Services........    3.3%
Caremark Rx, Inc. (a)...................          378,120  18,879,531 122,000   6,091,460  500,120  24,970,991
Express Scripts, Inc....................               --          --  56,600   3,520,520   56,600   3,520,520
UnitedHealth Group, Inc.................          519,830  29,214,446      --          --  519,830  29,214,446
                                                          -----------          ----------          -----------
                                                           48,093,977           9,611,980           57,705,957
Pharmaceuticals.........................    8.3%
Abbott Laboratories.....................          484,360  20,536,864      --          --  484,360  20,536,864
Amylin Pharmaceuticals, Inc. (a)........          204,700   7,121,513      --          --  204,700   7,121,513
IVAX Corp. (a)..........................          414,910  10,937,028      --          --  414,910  10,937,028
Johnson & Johnson.......................          731,640  46,298,179      --          --  731,640  46,298,179
Novartis AG, ADR........................          556,770  28,395,270      --          --  556,770  28,395,270
Schering-Plough Corp....................               --          -- 227,200   4,782,560  227,200   4,782,560
Teva Pharmaceutical Industries Ltd.,
  ADR...................................          463,846  15,501,733 132,800   4,438,176  596,646  19,939,909
Wyeth...................................          178,840   8,274,927      --          --  178,840   8,274,927
                                                          -----------          ----------          -----------
                                                          137,065,514           9,220,736       -- 146,286,250
                                                          -----------          ----------          -----------
                                         HEALTHCARE TOTAL 307,430,177          44,204,113       -- 351,634,290
                                                          -----------          ----------          -----------

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                                   Columbia Large Cap   Columbia Tax Managed  Columbia Large Cap
                                         % of Net      Growth Fund         Growth Fund            Growth Fund
                                          Assets     Acquiring Fund       Acquired Fund       Pro-Forma Combined
                                         -------- --------------------- -------------------- ---------------------
                                                   Shares    Value ($)  Shares   Value ($)    Shares    Value ($)
                                                  --------- ----------- -------  ----------  --------- -----------
INDUSTRIALS.............................   10.4%
Aerospace & Defense.....................    1.2%
Honeywell International, Inc............            427,580  16,034,250      --          --    427,580  16,034,250
United Technologies Corp................                 --          -- 100,000   5,184,000    100,000   5,184,000
                                                            -----------          ----------            -----------
                                                             16,034,250           5,184,000             21,218,250
Building Products.......................    1.0%
American Standard Companies, Inc........            365,690  17,022,870      --          --    365,690  17,022,870
                                                            -----------          ----------            -----------
                                                             17,022,870                  --             17,022,870
Electrical Equipment....................    1.3%
Emerson Electric Co.....................                 --          --  62,600   4,494,680     62,600   4,494,680
Rockwell Automation, Inc................            362,820  19,193,178      --          --    362,820  19,193,178
                                                            -----------          ----------            -----------
                                                             19,193,178           4,494,680             23,687,858
Industrial Conglomerates................    5.1%
3M Co...................................            205,100  15,046,136      --          --    205,100  15,046,136
General Electric Co.....................          1,946,415  65,535,793 291,500   9,814,805  2,237,915  75,350,598
                                                            -----------          ----------            -----------
                                                             80,581,929           9,814,805             90,396,734
Machinery...............................    1.7%
Eaton Corp..............................                 --          --  67,700   4,302,335     67,700   4,302,335
Illinois Tool Works, Inc................                 --          --  43,600   3,589,588     43,600   3,589,588
ITT Industries, Inc.....................            119,180  13,538,848      --          --    119,180  13,538,848
Pentair, Inc............................            235,310   8,588,815      --          --    235,310   8,588,815
                                                            -----------          ----------            -----------
                                                             22,127,663           7,891,923             30,019,586
                                                            -----------          ----------            -----------
                                         INDUSTRIALS TOTAL  154,959,890          27,385,408            182,345,298
                                                            -----------          ----------            -----------
INFORMATION TECHNOLOGY..................   28.8%
Communications Equipment................    4.7%
Cisco Systems, Inc. (a).................          1,627,765  29,185,827 212,600   3,811,918  1,840,365  32,997,745
Corning, Inc. (a).......................            323,800   6,259,054      --          --    323,800   6,259,054
Juniper Networks, Inc. (a)..............            320,000   7,612,800      --          --    320,000   7,612,800
Motorola, Inc...........................            437,800   9,671,002      --          --    437,800   9,671,002
Nokia Oyj, ADR..........................            664,830  11,242,275      --          --    664,830  11,242,275
QUALCOMM, Inc...........................            323,800  14,490,050      --          --    323,800  14,490,050
                                                            -----------          ----------            -----------
                                                             78,461,008           3,811,918             82,272,926
Computers & Peripherals.................    6.4%
Apple Computer, Inc. (a)................            181,800   9,746,298 115,800   6,208,038    297,600  15,954,336
Dell, Inc. (a)..........................            604,640  20,678,688 132,400   4,528,080    737,040  25,206,768
EMC Corp. (a)...........................            812,090  10,508,445 257,900   3,337,226  1,069,990  13,845,671
Hewlett-Packard Co......................            657,480  19,198,416      --          --    657,480  19,198,416
International Business Machines Corp....            412,280  33,073,101      --          --    412,280  33,073,101
Network Appliance, Inc..................                 --          -- 224,400   5,327,256    224,400   5,327,256
                                                            -----------          ----------            -----------
                                                             93,204,948          19,400,600            112,605,548

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                                              Columbia Large Cap         Columbia Tax Managed
                                                                 Growth Fund                  Growth Fund
                                        % of Net Assets         Acquiring Fund               Acquired Fund
                                        ---------------  --------------------------    ----------------------
                                                           Shares        Value ($)      Shares      Value ($)
                                                         ----------  --------------    --------- ------------
Electric Equipment & Instruments.......        0.0%
Symbol Technologies, Inc...............                          --              --       23,944      231,778
                                                                     --------------              ------------
                                                                                 --                   231,778
Internet Software & Services...........        2.0%
Google, Inc., Class A (a)..............                      38,000      12,025,480           --           --
Yahoo!, Inc. (a).......................                     676,750      22,901,220           --           --
                                                                     --------------              ------------
                                                                         34,926,700                        --
Semiconductors & Semiconductor
  Equipment............................        6.7%
Broadcom Corp., Class A (a)............                     164,800       7,730,768           --           --
Fairchild Semiconductor International,
  Inc. (a).............................                     398,000       5,914,280           --           --
Intel Corp.............................                   1,228,870      30,291,645      142,500    3,512,625
MEMC Electronic Materials, Inc. (a)....                     799,500      18,220,605           --           --
Microchip Technology, Inc..............                     303,640       9,145,637      105,000    3,162,600
Taiwan Semiconductor Manufacturing
  Co., Ltd., ADR.......................                   1,380,020      11,343,764           --           --
Texas Instruments, Inc.................                     822,010      27,866,139           --           --
                                                                     --------------              ------------
                                                                        110,512,838                 6,675,225
Software...............................        9.0%
Autodesk, Inc..........................                     347,140      16,121,182           --           --
Electronic Arts, Inc. (a)..............                     211,630      12,039,631       56,400    3,208,596
McAfee, Inc. (a).......................                     312,500       9,818,750           --           --
Microsoft Corp.........................                   2,386,420      61,402,587      233,900    6,018,247
NAVTEQ (a).............................                     160,470       8,015,476           --           --
Oracle Corp. (a).......................                     894,900      11,087,811           --           --
SAP AG, ADR............................                     585,480      25,368,848           --           --
Symantec Corp..........................                          --              --      267,200    6,054,752
                                                                     --------------              ------------
                                                                        143,854,285                15,281,595
                                                                     --------------              ------------
                                        INFORMATION TECHNOLOGY TOTAL    460,959,779                45,401,116
                                                                     --------------              ------------
MATERIALS..............................        1.9%
Chemicals..............................        1.9%
Ecolab, Inc............................                          --              --       76,400    2,439,452
Praxair, Inc...........................                     631,680      30,276,422           --           --
                                                                     --------------              ------------
                                        MATERIALS TOTAL                  30,276,422                 2,439,452
                                                                     --------------              ------------
                                        TOTAL COMMON STOCKS           1,523,085,127               229,807,577
                                                                     --------------              ------------
Short-Term Obligations.................        1.0%
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05,
  due 10/03/05 at 3.150%,
  collateralized by a U.S. Treasury
  Note maturing 01/31/07, market value
  of $14,698,925 (repurchase proceeds
  $14,413,783).........................                  14,410,000      14,410,000           --           --
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05,
  due 10/03/05 at 3.150%,
  collateralized by a U.S. Treasury
  Note maturing 10/15/08, market value
  of $3,067,238 (repurchase proceeds
  $3,005,789)..........................                          --              --    3,005,000    3,005,000
                                                                     --------------              ------------
                                        TOTAL SHORT-TERM OBLIGATIONS     14,410,000                 3,005,000
                                                                     --------------              ------------

Total Investments......................      100.6%                   1,537,495,127               232,812,577
Other Assets & Liabilities, Net........       -0.7%                     (10,748,640)                 (568,471)
                                                                     --------------              ------------
Net Assets.............................      100.0%                  $1,526,746,487              $232,244,106
                                                                     ==============              ============
Total Investments at Cost..............                              $1,336,145,561(b)           $192,349,966(c)
                                                                     ==============              ============

                                              Columbia Large Cap
                                                 Growth Fund
                                              Pro-Forma Combined
                                        -----------------------------
                                            Shares        Value ($)
                                        -------------  --------------
Electric Equipment & Instruments.......
Symbol Technologies, Inc...............        23,944         231,778
                                                       --------------
                                                              231,778
Internet Software & Services...........
Google, Inc., Class A (a)..............        38,000      12,025,480
Yahoo!, Inc. (a).......................       676,750      22,901,220
                                                       --------------
                                                           34,926,700
Semiconductors & Semiconductor
  Equipment............................
Broadcom Corp., Class A (a)............       164,800       7,730,768
Fairchild Semiconductor International,
  Inc. (a).............................       398,000       5,914,280
Intel Corp.............................     1,371,370      33,804,270
MEMC Electronic Materials, Inc. (a)....       799,500      18,220,605
Microchip Technology, Inc..............       408,640      12,308,237
Taiwan Semiconductor Manufacturing
  Co., Ltd., ADR.......................     1,380,020      11,343,764
Texas Instruments, Inc.................       822,010      27,866,139
                                                       --------------
                                                          117,188,063
Software...............................
Autodesk, Inc..........................       347,140      16,121,182
Electronic Arts, Inc. (a)..............       268,030      15,248,227
McAfee, Inc. (a).......................       312,500       9,818,750
Microsoft Corp.........................     2,620,320      67,420,834
NAVTEQ (a).............................       160,470       8,015,476
Oracle Corp. (a).......................       894,900      11,087,811
SAP AG, ADR............................       585,480      25,368,848
Symantec Corp..........................       267,200       6,054,752
                                                       --------------
                                                          159,135,880
                                                       --------------
                                                          506,360,895
                                                       --------------
MATERIALS..............................
Chemicals..............................
Ecolab, Inc............................        76,400       2,439,452
Praxair, Inc...........................       631,680      30,276,422
                                                       --------------
                                                           32,715,874
                                                       --------------
                                                        1,752,892,704
                                                       --------------
Short-Term Obligations.................            --
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05,
  due 10/03/05 at 3.150%,
  collateralized by a U.S. Treasury
  Note maturing 01/31/07, market value
  of $14,698,925 (repurchase proceeds
  $14,413,783).........................    14,410,000      14,410,000
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05,
  due 10/03/05 at 3.150%,
  collateralized by a U.S. Treasury
  Note maturing 10/15/08, market value
  of $3,067,238 (repurchase proceeds
  $3,005,789)..........................     3,005,000       3,005,000
                                                       --------------
                                                           17,415,000
                                                       --------------
                                        Pro-Forma Adj
Total Investments......................                 1,770,307,704
Other Assets & Liabilities, Net........      (226,680)    (11,543,791)
                                        -------------  --------------
Net Assets.............................                $1,758,763,913
                                                       ==============
Total Investments at Cost..............                $1,528,495,527
                                                       ==============

--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $1,343,394,022.
(c) Cost for federal income tax purposes is $192,349,966.

                      Acronym                             Name
                      -------                  ---------------------------
      ADR                                      American Depositary Receipt

PRO-FORMA COMBINING STATEMENTS OF ASSETS & LIABILITIES
As of September 30, 2005 (unaudited)

                                                   Columbia Large Cap Columbia Tax-Managed                 Columbia Large Cap
                                                      Growth Fund     Growth Fund Acquired    Pro Forma       Growth Fund
                                                     Acquiring Fund           Fund           Adjustments   Pro-Forma Combined
                                                   ------------------ -------------------- -----------     ------------------
Assets
   Investments, at cost...........................   $1,336,145,561      $ 192,349,966     $        --       $1,528,495,527
                                                     --------------      -------------     -----------       --------------
   Investments, at value..........................   $1,537,495,127      $ 232,812,577     $        --       $1,770,307,704
   Cash...........................................              990                530              --                1,520
   Receivable for:
       Investments sold...........................       34,618,467                 --              --           34,618,467
       Fund shares sold...........................        1,177,915             24,780              --            1,202,695
       Interest...................................            1,261                263              --                1,524
       Dividends..................................          936,651            100,953              --            1,037,604
       Foreign tax reclaims.......................           50,257                 --              --               50,257
   Deferred Trustees' compensation plan...........           92,150             25,003              --              117,153
                                                     --------------      -------------     -----------       --------------
          Total Assets............................    1,574,372,818        232,964,106              --        1,807,336,924
                                                     --------------      -------------     -----------       --------------
Liabilities
   Payable for:
       Investments purchased......................       40,885,238                 --              --           40,885,238
       Fund shares repurchased....................        5,476,997            268,633              --            5,745,630
       Investment advisory fee....................          638,295            107,189              --              745,484
       Administration fee.........................           62,887             53,334              --              116,221
       Transfer agent fee.........................          241,410             68,137              --              309,547
       Pricing and bookkeeping fees...............           11,013              6,795              --               17,808
       Merger costs...............................           63,949                 --              --               63,949
       Custody fee................................            3,596                971              --                4,567
       Trustees' fees.............................            1,000              1,251              --                2,251
       Distribution and service fees..............          101,733            130,199              --              231,932
       Chief compliance officer expenses and
         fees.....................................            2,860              1,074              --                3,934
   Deferred Trustees' fees........................           92,150             25,003              --              117,153
   Other liabilities..............................           45,203             57,414         226,680(d)           329,297
                                                     --------------      -------------     -----------       --------------
          Total Liabilities.......................       47,626,331            720,000         226,680           48,573,011
                                                     --------------      -------------     -----------       --------------
   Net Assets.....................................   $1,526,746,487      $ 232,244,106     $  (226,680)      $1,758,763,913
                                                     ==============      =============     ===========       ==============
Composition of Net Assets
   Paid-in capital................................   $1,551,511,921      $ 329,348,089              --       $1,880,860,010
   Undistributed (overdistributed) net investment
     income.......................................        4,367,800           (936,215)       (226,680)(d)        3,204,905
   Accumulated net realized loss..................     (230,482,800)      (136,630,379)             --         (367,113,179)
   Net unrealized appreciation on investments.....      201,349,566         40,462,611              --          241,812,177
                                                     --------------      -------------     -----------       --------------
   Net Assets.....................................   $1,526,746,487      $ 232,244,106     $  (226,680)      $1,758,763,913
                                                     ==============      =============     ===========       ==============
Class A (c)
   Net assets.....................................   $   10,421,714      $  59,207,888         (44,874)(d)   $   69,584,728
   Shares outstanding.............................          493,604          4,045,162      (1,242,539)(c)        3,296,227
                                                     ==============      =============                       ==============
   Net asset value per share (a)..................   $        21.11      $       14.64                       $        21.11
                                                     ==============      =============                       ==============
   Maximum sales charge...........................             5.75%              5.75%                                5.75%
                                                     ==============      =============                       ==============
   Maximum offering price per share (b)...........   $        22.40      $       15.53                       $        22.40
                                                     ==============      =============                       ==============
Class B (c)
   Net assets.....................................   $    7,799,312      $ 133,165,877        (100,394)(d)   $  140,864,795
   Shares outstanding.............................          388,635          9,720,343      (3,090,261)(c)        7,018,717
                                                     ==============      =============                       ==============
   Net asset value and offering price per share
     (a)..........................................   $        20.07      $       13.70                       $        20.07
                                                     ==============      =============                       ==============
Class C (c)
   Net assets.....................................   $    1,419,101      $  21,091,723         (15,907)(d)   $   22,494,917
   Shares outstanding.............................           70,615          1,539,922        (491,372)(c)        1,119,165
                                                     ==============      =============                       ==============
   Net asset value and offering price per share
     (a)..........................................   $        20.10      $       13.70                       $        20.10
                                                     ==============      =============                       ==============
Class E (e)
   Net assets.....................................   $           --      $  10,171,327          (7,648)(d)   $   10,163,679
   Shares outstanding.............................               --            699,981        (218,518)(f)          481,463
                                                     ==============      =============                       ==============
   Net asset value per share (a)..................   $           --      $       14.53                       $        21.11
                                                     ==============      =============                       ==============
   Maximum sales charge...........................               --               4.50%                                4.50%
                                                     ==============      =============                       ==============
   Maximum offering price per share (b)...........   $           --      $       15.21                       $        22.10
                                                     ==============      =============                       ==============
Class F (e)
   Net assets.....................................   $           --      $   8,324,267          (6,259)(d)   $    8,318,008
   Shares outstanding.............................               --            606,844        (192,394)(f)          414,450
                                                     ==============      =============                       ==============
   Net asset value and offering price per share
     (a)..........................................   $           --      $       13.72                       $        20.07
                                                     ==============      =============                       ==============
Class G
   Net assets.....................................   $   46,275,732      $          --          (1,578)(d)   $   46,274,154
   Shares outstanding.............................        2,379,228                 --              --            2,379,228
                                                     ==============      =============                       ==============
   Net asset value and offering price per share
     (a)..........................................   $        19.45      $          --                       $        19.45
                                                     ==============      =============                       ==============
Class T
   Net assets.....................................   $  218,094,907      $          --          (7,436)(d)   $  218,087,471
   Shares outstanding.............................       10,394,849                 --              --           10,394,849
                                                     ==============      =============                       ==============
   Net asset value per share (a)..................   $        20.98      $          --                       $        20.98
                                                     ==============      =============                       ==============
   Maximum sales charge...........................             5.75%                --                                 5.75%
                                                     ==============      =============                       ==============
   Maximum offering price per share (b)...........   $        22.26      $          --                       $        22.26
                                                     ==============      =============                       ==============
Class Z (c)
   Net assets.....................................   $1,242,735,721      $     283,024         (42,584)(d)   $1,242,976,161
   Shares outstanding.............................       57,801,146             19,023          (5,864)(c)       57,814,300
                                                     ==============      =============                       ==============
   Net asset value, offering and redemption price
     per share....................................   $        21.50      $       14.88                       $        21.50
                                                     ==============      =============                       ==============

--------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Class A, B, C and Z shares of Columbia Tax-Managed Growth Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Large Cap Growth Fund based on the net asset value per share of Columbia Large Cap Growth Fund's Class A, B, C and Z shares at the time of the merger.
(d) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trusteesof $52,054 and $174,626 to be borne by Columbia Large Cap Growth Fund and Columbia Tax-Managed Growth Fund, respectively.
(e) Reflects estimated shares issued to Columbia Tax-Managed Growth Fund at the time of the merger.
(f) Shares issued in exchange for Class E and Class F of Tax Managed Growth Fund have been adjusted to conform the NAV for the classes to the NAV of Class A and Class B, respectively, of Large Cap Growth Fund.

See Accompanying Notes to Financial Statements.

PRO-FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005 (unaudited)

                                Columbia Large Cap Columbia Tax-Managed              Columbia Large Cap
                                   Growth Fund     Growth Fund Acquired  Pro-Forma      Growth Fund
                                  Acquiring Fund           Fund         Adjustments  Pro-Forma Combined
                                ------------------ -------------------- -----------  ------------------
Investment Income
   Dividends...................    $ 17,442,830        $ 3,388,484      $        --     $ 20,831,314
   Dividend income from
     affiliated funds..........              --            168,020               --          168,020
   Interest....................         586,578            111,762               --          698,340
   Foreign tax withheld........        (141,047)            (8,810)              --         (149,857)
                                   ------------        -----------      -----------     ------------
       Total income............      17,888,361          3,659,456               --       21,547,817
Expenses
   Investment advisory fee.....       7,192,091          1,372,432         (819,543)       7,744,980(a)
   Administration fee..........         707,053            650,688         (594,410)         763,331(a)
   Distribution fee:
       Class B.................          43,385          1,176,858               --        1,220,243(a)
       Class C.................           8,211            177,210               --          185,421(a)
       Class E.................              --              8,586               --            8,586(b)
       Class F.................              --             71,924               --           71,924(b)
       Class G.................         318,849                 --               --          318,849(a)
   Service fee:
       Class A.................          18,679            153,175               --          171,854(a)
       Class B.................          14,462            392,286               --          406,748(a)
       Class C.................           2,737             59,070               --           61,807(a)
       Class E.................              --             21,464               --           21,464(b)
       Class F.................              --             23,975               --           23,975(b)
       Class G.................         147,161                 --               --          147,161(a)
   Shareholder services fee -
     Class T...................         664,958                 --               --          664,958(a)
   Transfer Agent fee..........       2,390,689            438,548         (936,611)       1,892,626(d)
   Pricing and bookkeeping
     fees......................         115,542             67,533          (24,796)         158,279(a)
   Trustees' fees..............          29,388             15,179           (5,060)          39,507(c)
   Custody fee.................          41,656              9,475               --           51,131
   Merger costs................          63,949                 --          (63,949)              --(e)
   Chief compliance officer
     fees......................           8,513              3,895               --           12,408
   Non-recurring costs.........          21,580              4,755               --           26,335
   Other expenses..............         385,384            206,134          (89,820)         501,698(c)
                                   ------------        -----------      -----------     ------------
       Total Expenses..........      12,174,287          4,853,187       (2,534,189)      14,493,285
   Fees waived by Transfer
     Agent.....................         (57,245)                --           57,245               --(d)
   Custody earnings credit.....             (79)               (43)              --             (122)
   Non-recurring costs
     assumed by Investment
     Advisor...................         (21,580)            (4,755)              --          (26,335)
                                   ------------        -----------      -----------     ------------
       Net Expenses............      12,095,383          4,848,389       (2,476,944)      14,466,828
                                   ------------        -----------      -----------     ------------
   Net Investment Income
     (Loss)....................    $  5,792,978        $(1,188,933)     $ 2,476,944     $  7,080,989
                                   ------------        -----------      -----------     ------------

Net Realized and Unrealized
  Gain (Loss) on Investments
   Net realized gain (loss) on
     investments...............     150,841,082         30,475,482               --      181,316,564
   Net change in unrealized
     appreciation
     (depreciation) on
     investments...............       2,914,418         (5,131,435)              --       (2,217,017)
                                   ------------        -----------      -----------     ------------
   Net gain....................     153,755,500         25,344,047               --      179,099,547
                                   ------------        -----------      -----------     ------------
   Net Increase Resulting
     from Operations...........    $159,548,478        $24,155,114      $ 2,476,944     $186,180,536
                                   ============        ===========      ===========     ============

(a)Based on the contract in effect for Columbia Large Cap Growth Fund, the surviving fund.
(b)Based on the contract in effect for Columbia Tax-Managed Growth Fund, the acquired fund.
(c)Reflects elimination of duplicate expenses achieved as a result of merging funds.
(d)Reflects the impact of changes to the transfer agent fee that are expected to be implemented on the date the merger is consummated.
(e)Previous merger costs borne by the Acquiring Fund as part of another merger.

   The following table shows on an unaudited basis the capitalization of the Tax-Managed Growth Fund and the Acquiring Fund as of September 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Tax-Managed Growth Fund by the Acquiring Fund at net asset value as of that date:

                                                                   Columbia
                                       Columbia                    Large Cap
                        Columbia      Large Cap                   Growth Fund
                      Tax- Managed   Growth Fund     Pro Forma     Pro Forma
                      Growth Fund  (Acquiring Fund) Adjustments   Combined(1)
                      ------------ ---------------- -----------  --------------
 Class A
 Net asset value..... $ 59,207,888  $   10,421,714  $   (44,874) $   69,584,728
 Shares outstanding..    4,045,162         493,604   (1,242,539)      3,296,227

 Net asset value per
   share............. $      14.64  $        21.11               $        21.11

 Class B
 Net asset value..... $133,165,877  $    7,799,312  $  (100,394) $  140,864,795
 Shares outstanding..    9,720,343         388,635   (3,090,261)      7,018,719

 Net asset value per
   share............. $      13.70  $        20.07               $        20.07

 Class C
 Net asset value..... $ 21,091,723  $    1,419,101  $   (15,907) $   22,494,917
 Shares outstanding..    1,539,922          70,615     (491,372)      1,119,165

 Net asset value per
   share............. $      13.70  $        20.10               $        20.10

 Class E
 Net asset value..... $ 10,171,327              --  $    (7,648) $   10,163,679
 Shares outstanding..      699,981              --     (218,518)        481,463

 Net asset value per
   share............. $      14.53              --               $        21.11

 Class F
 Net asset value..... $  8,324,267              --  $    (6,259) $    8,318,008
 Shares outstanding..      606,844              --     (192,394)        414,450

 Net asset value per
   share............. $      13.72              --               $        20.07

 Class G
 Net asset value.....           --  $   46,275,732  $    (1,578) $   46,274,154
 Shares outstanding..           --       2,379,228           --       2,379,228

 Net asset value per
   share.............           --  $        19.45               $        19.45

 Class T
 Net asset value.....           --  $  218,094,907  $    (7,436) $  218,087,471
 Shares outstanding..           --      10,394,849           --      10,394,849

 Net asset value per
   share.............           --  $        20.98               $        20.98

 Class Z
 Net asset value..... $    283,024  $1,242,735,721  $   (42,584) $1,242,976,161
 Shares outstanding..       19,023      57,801,146       (5,869)     57,814,300

 Net asset value per
   share............. $      14.88  $        21.50               $        21.50

--------
(1) Assumes the Merger was completed on September 30, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Large Cap Growth Fund will be received by the shareholders of the Columbia Tax-Managed Growth Fund on the date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Large Cap Growth Fund that actually will be received on or after such date.

Appendix B - Pro Forma Financial Statements

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                 Columbia Large Cap   Columbia Growth   Columbia Tax-Managed Columbia Large Cap
                        % of Net     Growth Fund         Stock Fund        Growth Fund           Growth Fund
                         Assets    Acquiring Fund      Acquired Fund      Acquired Fund      Pro Forma Combined
                        -------- ------------------- ------------------ -------------------- -------------------
                                 Shares   Value ($)  Shares  Value ($)  Shares   Value ($)   Shares   Value ($)
                                 ------- ----------- ------- ---------- -------  ----------  ------- -----------
Common Stocks             99.7%
CONSUMER
  DISCRETIONARY           11.0%
Hotels, Restaurants &
  Leisure                  0.7%
Marriott International,
  Inc., Class A........          123,470   7,778,610      --         --  42,000   2,646,000  165,470  10,424,610
Starbucks Corp. (a)....          125,800   6,302,580      --         --      --          --  125,800   6,302,580
                                         -----------         ----------          ----------          -----------
                                          14,081,190                 --           2,646,000           16,727,190
Internet & Catalog
  Retail                   0.8%
eBay, Inc. (a).........          459,300  18,923,160      --         --      --          --  459,300  18,923,160
                                         -----------         ----------          ----------          -----------
                                          18,923,160                 --                  --           18,923,160
Media                      2.6%
Comcast Corp.,
  Class A (a)..........               --          -- 525,100 15,427,438                      525,100  15,427,438
Liberty Global, Inc.,
  Class A (a)..........               --          --  51,910  1,405,723                       51,910   1,405,723
Liberty Global, Inc.,
  Class C (a)..........               --          --  51,910  1,336,682                       51,910   1,336,682
News Corp., Class
  B....................               --          -- 496,700  8,195,550                      496,700   8,195,550
Time Warner, Inc.......               --          -- 758,900 13,743,679                      758,900  13,743,679
Viacom, Inc., Class
  B....................               --          -- 442,900 14,620,129                      442,900  14,620,129
Univision
  Communications,
  Inc., Class A........               --          --      --         -- 206,400   5,475,792  206,400   5,475,792
                                         -----------         ----------          ----------          -----------
                                                  --         54,729,201           5,475,792           60,204,993
Multiline Retail           1.5%
Federated Department
  Stores, Inc..........          157,800  10,552,086      --         --      --          --  157,800  10,552,086
Kohl's Corp. (a).......          140,000   7,025,200      --         --  91,600   4,596,488  231,600  11,621,688
Target Corp............          219,200  11,383,056      --         --      --          --  219,200  11,383,056
                                         -----------         ----------          ----------          -----------
                                          28,960,342                 --           4,596,488           33,556,830
Specialty Retail           4.3%
Best Buy Co., Inc......          105,130   4,576,309      --         --      --          --  105,130   4,576,309
Home Depot, Inc........          379,180  14,461,925 236,700  9,027,738      --          --  615,880  23,489,663
Lowe's Companies,
  Inc..................          284,550  18,325,020      --         --  73,000   4,701,200  357,550  23,026,220
Office Depot, Inc.
  (a)..................          544,600  16,174,620      --         --      --          --  544,600  16,174,620
Sherwin-Williams
  Co...................          167,600   7,386,132      --         --      --          --  167,600   7,386,132
Staples, Inc...........          290,725   6,198,257      --         --      --          --  290,725   6,198,257
Tiffany & Co...........          446,500  17,757,305      --         --      --          --  446,500  17,757,305
                                         -----------         ----------          ----------          -----------
                                          84,879,568          9,027,738           4,701,200           98,608,506
Textiles, Apparel &
  Luxury Goods             1.0%
Coach, Inc. (a)........          457,030  14,332,461      --         --      --          --  457,030  14,332,461
NIKE, Inc., Class B....           94,410   7,711,409      --         --      --          --   94,410   7,711,409
                                         -----------         ----------          ----------          -----------
                                          22,043,870                 --                  --           22,043,870
                                         ----------- -------            -------              -------
                        CONSUMER
                        DISCRETIONARY
                        TOTAL            168,888,130         63,756,939          17,419,480          250,064,549
                                         -----------         ----------          ----------          -----------
CONSUMER
  STAPLES                 11.5%
Beverages                  3.9%
Coca-Cola Co...........          317,760  13,724,054      --         --      --          --  317,760  13,724,054

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                              Columbia Large Cap   Columbia Growth   Columbia Tax-Managed Columbia Large Cap
                     % of Net     Growth Fund         Stock Fund        Growth Fund           Growth Fund
                      Assets    Acquiring Fund      Acquired Fund      Acquired Fund      Pro Forma Combined
                     -------- ------------------- ------------------ -------------------- -------------------
                              Shares   Value ($)  Shares  Value ($)  Shares   Value ($)   Shares   Value ($)
                              ------- ----------- ------- ---------- -------  ----------  ------- -----------
Diageo PLC, ADR.....           88,493   5,133,479      --         --      --          --   88,493   5,133,479
PepsiCo, Inc........          532,980  30,225,296      --         --      --          --  532,980  30,225,296
                                      -----------         ----------          ----------          -----------
                                       49,082,829                 --                  --           49,082,829
Food & Staples
  Retailing            2.0%
CVS Corp............          768,700  22,299,987      --         --      --          --  768,700  22,299,987
Costco Wholesale
  Corp..............                              500,100 21,549,309                  --  500,100  21,549,309
Sysco Corp..........               --          --      --         -- 140,000   4,391,800  140,000   4,391,800
Walgreen Co.........          268,200  11,653,290      --         -- 108,600   4,718,670  376,800  16,371,960
Wal-Mart Stores,
  Inc...............               --          -- 397,000 17,396,540  79,000   3,461,780  476,000  20,858,320
                                      -----------         ----------          ----------          -----------
                                       33,953,277         38,945,849          12,572,250           85,471,376
Food Products          0.7%
Kellogg Co..........          337,100  15,550,423      --         --      --          --  337,100  15,550,423
                                      -----------         ----------          ----------          -----------
                                       15,550,423                 --                  --           15,550,423
Household Products     3.6%
Colgate-Palmolive
  Co................          308,300  16,275,157 338,500 17,869,415  89,300   4,714,147  736,100  38,858,719
Procter & Gamble
  Co................          313,540  18,643,089 297,200 17,671,512 106,000   6,302,760  716,740  42,617,361
                                      -----------         ----------          ----------          -----------
                                       34,918,246         35,540,927          11,016,907           81,476,080
Personal Products      1.3%
Gillette Co.........          523,800  30,485,160      --         --      --          --  523,800  30,485,160
                                      -----------         ----------          ----------          -----------
                                       30,485,160                 --                  --           30,485,160
                                      -----------         ----------          ----------          -----------
                     CONSUMER
                     STAPLES
                     TOTAL            163,989,935         74,486,776          23,589,157          262,065,868
                                      -----------         ----------          ----------          -----------
ENERGY                 6.9%
Energy Equipment &
  Services             2.5%
Halliburton Co......          492,800  33,766,656      --         --      --          --  492,800  33,766,656
Nabors Industries
  Ltd...............               --          --      --         --  76,000   5,459,080   76,000   5,459,080
Schlumberger Ltd....               --          -- 155,000 13,078,900  54,000   4,556,520  209,000  17,635,420
                                      -----------         ----------          ----------          -----------
                                       33,766,656         13,078,900          10,015,600           56,861,156
Oil, Gas &
  Consumable Fuels     4.4%
Apache Corp.........               --          --      --         --  89,200   6,709,624   89,200   6,709,624
CONSOL Energy,
  Inc...............          279,300  21,302,211      --         --      --          --  279,300  21,302,211
EOG Resources, Inc..          216,700  16,230,830      --         --      --          --  216,700  16,230,830
Exxon Mobil Corp....               --          --      --         -- 158,600  10,077,444  158,600  10,077,444
Pioneer Natural
  Resources Co......          269,600  14,806,432      --         --      --          --  269,600  14,806,432
XTO Energy, Inc.....          665,700  30,169,524      --         --      --          --  665,700  30,169,524
                                      -----------         ----------          ----------          -----------
                                       82,508,997                 --          16,787,068           99,296,065
                                      -----------         ----------          ----------          -----------
                     ENERGY
                     TOTAL            116,275,653         13,078,900          26,802,668          156,157,221
                                      -----------         ----------          ----------          -----------
FINANCIALS             9.0%
Capital Markets        2.6%
Goldman Sachs Group,
  Inc...............           75,050   9,124,579      --         --      --          --   75,050   9,124,579
Lehman Brothers
  Holdings, Inc.....               --          --      --         --  24,700   2,877,056   24,700   2,877,056
Merrill Lynch & Co.,
  Inc...............          264,800  16,245,480 149,600  9,177,960 103,800   6,368,130  518,200  31,791,570

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                             Columbia Large Cap   Columbia Growth   Columbia Tax-Managed Columbia Large Cap
                                                 Growth Fund         Stock Fund        Growth Fund           Growth Fund
                                               Acquiring Fund      Acquired Fund      Acquired Fund      Pro Forma Combined
                                    % of Net ------------------- ------------------ -------------------- -------------------
                                     Assets  Shares   Value ($)  Shares  Value ($)  Shares   Value ($)   Shares   Value ($)
                                    -------- ------- ----------- ------- ---------- -------  ----------  ------- -----------
State Street Corp..................          315,950  15,456,274      --         --      --          --  315,950  15,456,274
                                                     -----------         ----------          ----------          -----------
                                                      40,826,333          9,177,960           9,245,186           59,249,479
Commercial Banks                       2.3%
Bank of America Corp...............               --          --      --         -- 166,300   7,001,230  166,300   7,001,230
Wells Fargo & Co...................          300,440  17,596,771 279,300 16,358,601      --          --  579,740  33,955,372
Zions Bancorporation...............          146,600  10,439,386      --         --      --          --  146,600  10,439,386
                                                     -----------         ----------          ----------          -----------
                                                      28,036,157         16,358,601           7,001,230           51,395,988
Consumer Finance                       0.3%
American Express Corp..............               --          --      --         --  76,900   4,417,136   76,900   4,417,136
SLM Corp...........................               --          --      --         --  50,500   2,708,820   50,500   2,708,820
                                                     -----------         ----------          ----------          -----------
                                                              --                 --           7,125,956            7,125,956
Diversified Financial Services         0.8%
Citigroup, Inc.....................          333,356  15,174,365      --          0  56,000   2,549,120  389,356  17,723,485
                                                     -----------         ----------          ----------          -----------
                                                      15,174,365                  0           2,549,120           17,723,485
Insurance                              2.8%
AFLAC, Inc.........................               --          --      --         --  90,300   4,090,590   90,300   4,090,590
American International Group, Inc..          585,350  36,268,286 244,000 15,118,240  68,500   4,244,260  897,850  55,630,786
RenaissanceRe Holdings Ltd.........               --          --      --         -- 101,780   4,450,839  101,780   4,450,839
                                                     -----------         ----------          ----------          -----------
                                                      36,268,286         15,118,240          12,785,689           64,172,215
Thrifts & Mortgage Finance             0.2%
Fannie Mae.........................               --          --      --         --  86,100   3,859,002   86,100   3,859,002
                                                     -----------         ----------          ----------          -----------
                                                              --                 --           3,859,002            3,859,002
                                                     -----------         ----------          ----------          -----------
                                    FINANCIALS
                                    TOTAL            120,305,141         40,654,801          42,566,183          203,526,125
                                                     -----------         ----------          ----------          -----------
HEALTH CARE                           19.7%
Biotechnology                          2.8%
Amgen, Inc. (a)....................          332,370  26,479,918 250,100 19,925,467  79,300   6,317,831  661,770  52,723,216
Protein Design Labs, Inc. (a)......          396,300  11,096,400      --         --      --          --  396,300  11,096,400
                                                     -----------         ----------          ----------          -----------
                                                      37,576,318         19,925,467           6,317,831           63,819,616
Health Care Equipment & Supplies       5.6%
Alcon, Inc.........................           71,430   9,134,468      --         --      --          --   71,430   9,134,468
Baxter International, Inc..........          298,900  11,917,143      --         --      --          --  298,900  11,917,143
Kinetic Concepts, Inc..............               --          --      --         -- 101,080   5,741,344  101,080   5,741,344
Medtronic, Inc.....................          463,530  24,854,479 443,700 23,791,194  72,700   3,898,174  979,930  52,543,847
St. Jude Medical, Inc..............               --          --      --         -- 119,900   5,611,320  119,900   5,611,320
Thermo Electron Corp. (a)..........          644,260  19,907,634      --         --      --          --  644,260  19,907,634
Varian Medical Systems, Inc. (a)...          477,870  18,880,644      --         --      --          --  477,870  18,880,644
Zimmer Holdings, Inc...............               --          --      --         --  55,200   3,802,728   55,200   3,802,728
                                                     -----------         ----------          ----------          -----------
                                                      84,694,368         23,791,194          19,053,566          127,539,128
Health Care Providers & Services       2.9%
Cardinal Health, Inc...............               --          -- 115,700  7,340,008      --          --  115,700   7,340,008
Caremark Rx, Inc. (a)..............          378,120  18,879,531      --         -- 122,000   6,091,460  500,120  24,970,991

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                                 Columbia Large Cap       Columbia      Columbia Tax-Managed  Columbia Large Cap
                        % of Net     Growth Fund     Growth Stock Fund     Growth Fund            Growth Fund
                         Assets    Acquiring Fund      Acquired Fund      Acquired Fund       Pro Forma Combined
                        -------- ------------------- ------------------ -------------------- ---------------------
                                 Shares   Value ($)  Shares  Value ($)  Shares   Value ($)    Shares    Value ($)
                                 ------- ----------- ------- ---------- -------  ----------  --------- -----------
Express Scripts, Inc...               --          --      --         --  56,600   3,520,520     56,600   3,520,520
UnitedHealth Group,
  Inc..................          519,830  29,214,446      --         --      --          --    519,830  29,214,446
                                         -----------         ----------          ----------            -----------
                                          48,093,977          7,340,008           9,611,980             65,045,965
Pharmaceuticals           8.4%
Abbott Laboratories....          484,360  20,536,864      --         --      --          --    484,360  20,536,864
Amylin Pharmaceuticals,
  Inc. (a).............          204,700   7,121,513      --          0      --          --    204,700   7,121,513
IVAX Corp. (a).........          414,910  10,937,028      --         --      --          --    414,910  10,937,028
Johnson & Johnson......          731,640  46,298,179 355,700 22,508,696      --          --  1,087,340  68,806,875
Novartis AG, ADR.......          556,770  28,395,270 436,700 22,271,700      --          --    993,470  50,666,970
Schering-Plough
  Corp.................               --          --      --         -- 227,200   4,782,560    227,200   4,782,560
Teva Pharmaceutical
  Industries Ltd.,
  ADR..................          463,846  15,501,733      --         -- 132,800   4,438,176    596,646  19,939,909
Wyeth..................          178,840   8,274,927      --         --      --          --    178,840   8,274,927
                                         -----------         ----------          ----------            -----------
                                         137,065,514         44,780,396           9,220,736            191,066,646
HEALTHCARE TOTAL.......                  307,430,177         95,837,065          44,204,113            447,471,355

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)

                            Columbia Large Cap    Columbia Growth     Columbia Tax-      Columbia Large Cap
                  % of Net      Growth Fund          Stock Fund     Managed Growth Fund      Growth Fund
                   Assets     Acquiring Fund       Acquired Fund      Acquired Fund      Pro Forma Combined
                  -------- --------------------- ------------------ ------------------  ---------------------
                            Shares    Value ($)  Shares  Value ($)  Shares   Value ($)   Shares    Value ($)
                           --------- ----------- ------- ---------- -------  ---------- --------- -----------
INDUSTRIALS          9.1%
Aerospace &
  Defense            0.9%
Honeywell
  International,
  Inc............            427,580  16,034,250      --         --      --          --   427,580  16,034,250
United
  Technologies
  Corp...........                 --          --      --         -- 100,000   5,184,000   100,000   5,184,000
                                     -----------                             ----------           -----------
                                      16,034,250                 --           5,184,000            21,218,250
Building
  Products           0.7%
American
  Standard
  Companies,
  Inc............            365,690  17,022,870      --         --      --          --   365,690  17,022,870
                                     -----------         ----------          ----------           -----------
                                      17,022,870                 --                  --            17,022,870
Electrical
  Equipment          1.0%
Emerson Electric
  Co.............                 --          --      --         --  62,600   4,494,680    62,600   4,494,680
Rockwell
  Automation,
  Inc............            362,820  19,193,178      --         --      --          --   362,820  19,193,178
                                     -----------                                                  -----------
                                      19,193,178                  0           4,494,680            23,687,858
Industrial
  Conglomerates      5.1%
3M Co............            205,100  15,046,136      --          0      --          --   205,100  15,046,136
General Electric
  Co.............          1,946,415  65,535,793 739,300 24,892,231 291,500   9,814,805 2,977,215 100,242,829
                                      80,581,929         24,892,231           9,814,805           115,288,965
Machinery            1.3%
Eaton Corp.......                 --          --      --         --  67,700   4,302,335    67,700   4,302,335
Illinois Tool
  Works, Inc.....                 --          --      --         --  43,600   3,589,588    43,600   3,589,588
ITT Industries,
  Inc............            119,180  13,538,848      --         --      --          --   119,180  13,538,848
Pentair, Inc.....            235,310   8,588,815      --         --      --          --   235,310   8,588,815
                                     -----------         ----------          ----------           -----------
                                      22,127,663                 --           7,891,923            30,019,586
                                     -----------         ----------          ----------           -----------
                  INDUSTRIALS TOTAL  154,959,890         24,892,231          27,385,408           207,237,529
                                                         ----------          ----------           -----------
INFORMATION
  TECHNOLOGY.....   31.1%
Communications
  Equipment          4.4%
Cisco Systems,
  Inc. (a).......          1,627,765  29,185,827 980,600 17,582,158 212,600   3,811,918 2,820,965  50,579,903
Corning, Inc.
  (a)............            323,800   6,259,054      --         --      --          --   323,800   6,259,054
Juniper Networks,
  Inc. (a).......            320,000   7,612,800      --         --      --          --   320,000   7,612,800
Motorola, Inc....            437,800   9,671,002      --         --      --          --   437,800   9,671,002
Nokia Oyj,
  ADR............            664,830  11,242,275      --         --      --          --   664,830  11,242,275
QUALCOMM,
  Inc............            323,800  14,490,050      --         --      --          --   323,800  14,490,050
                                     -----------         ----------          ----------           -----------
                                      78,461,008         17,582,158           3,811,918            99,855,084
Computers &
  Peripherals        5.7%
Apple Computer,
  Inc. (a).......            181,800   9,746,298      --         -- 115,800   6,208,038   297,600  15,954,336
Dell, Inc. (a)...            604,640  20,678,688 484,300 16,563,060 132,400   4,528,080 1,221,340  41,769,828
EMC Corp. (a)....            812,090  10,508,445      --         -- 257,900   3,337,226 1,069,990  13,845,671
Hewlett-Packard
  Co.............            657,480  19,198,416      --         --      --          --   657,480  19,198,416
International
  Business
  Machines
  Corp...........            412,280  33,073,101      --         --      --          --   412,280  33,073,101
Network
  Appliance,
  Inc............                 --          --      --         -- 224,400   5,327,256   224,400   5,327,256
                                     -----------         ----------          ----------           -----------
                                      93,204,948         16,563,060          19,400,600           129,168,608
                                     -----------         ----------          ----------           -----------

PRO-FORMA COMBINING INVESTMENT PORTFOLIO

September 30, 2005 (unaudited)

                                  Columbia Large Cap Growth                         Columbia Tax-Managed  Columbia Large Cap
                   % of Net               Fund                Columbia Growth Stock Growth Fund Acquired Growth Fund Pro Forma
                    Assets           Acquiring Fund            Fund Acquired Fund          Fund                Combined
                   --------       --------------------------- --------------------- -------------------- ---------------------
                                   Shares        Value ($)     Shares    Value ($)  Shares   Value ($)    Shares    Value ($)
                                    ---------    -----------  --------- ----------- -------  ----------  --------- -----------
Electric
  Equipment &
  Instruments         0.0%
Symbol
  Technologies,
  Inc.............                       --              --          --          --  23,944     231,778     23,944     231,778
                                                 -----------            -----------          ----------            -----------
                                                         --                      --             231,778                231,778
Internet
  Software &
  Services            1.5%
Google, Inc.,
  Class A (a).....                   38,000      12,025,480          --          --      --          --     38,000  12,025,480
Yahoo!, Inc. (a)..                  676,750      22,901,220          --          --      --          --    676,750  22,901,220
                                                 34,926,700                      --                  --             34,926,700
IT Services           0.5%
Paychex, Inc......                       --              --     306,100  11,350,188      --          --    306,100  11,350,188
                                                         --              11,350,188                  --             11,350,188
Semiconductors &
  Semiconductor
  Equipment          10.4%
Altera Corp. (a)..                       --              --     868,400  16,595,124      --          --    868,400  16,595,124
Applied Materials,
  Inc.............                       --              --     750,400  12,726,784      --          --    750,400  12,726,784
ASML Holding
  N.V., N.Y.
  Registered
  Shares (a)......                       --              --   1,011,200  16,694,912      --          --  1,011,200  16,694,912
Broadcom Corp.,
  Class A (a).....                  164,800       7,730,768          --          --      --          --    164,800   7,730,768
Fairchild
  Semiconductor
  International,
  Inc. (a)........                  398,000       5,914,280          --          --      --          --    398,000   5,914,280
Intel Corp........                1,228,870      30,291,645          --          -- 142,500   3,512,625  1,371,370  33,804,270
Linear Technology
  Corp............                       --              --     253,400   9,525,306      --          --    253,400   9,525,306
Marvell
  Technology
  Group Ltd.
  (a).............                       --              --     259,000  11,942,490      --          --    259,000  11,942,490
Maxim Integrated
  Products, Inc...                       --              --     385,100  16,424,515      --          --    385,100  16,424,515
MEMC Electronic
  Materials, Inc.
  (a).............                  799,500      18,220,605          --          --      --          --    799,500  18,220,605
Microchip
  Technology,
  Inc.............                  303,640       9,145,637     296,000   8,915,520 105,000   3,162,600    704,640  21,223,757
Novellus Systems,
  Inc. (a)........                       --              --     431,700  10,827,036      --          --    431,700  10,827,036
Taiwan
  Semiconductor
  Manufacturing
  Co., Ltd.,
  ADR.............                1,380,020      11,343,764          --           0      --          --  1,380,020  11,343,764
Texas Instruments,
  Inc.............                  822,010      27,866,139          --           0      --          --    822,010  27,866,139
Xilinx, Inc.......                       --              --     558,300  15,548,655      --          --    558,300  15,548,655
                                                 -----------            -----------          ----------            -----------
                                                110,512,838             119,200,342           6,675,225            236,388,405
Software              8.6%
Autodesk, Inc.....                  347,140      16,121,182          --          --      --          --    347,140  16,121,182
Electronic Arts,
  Inc. (a)........                  211,630      12,039,631          --          --  56,400   3,208,596    268,030  15,248,227
McAfee, Inc. (a)..                  312,500       9,818,750          --          --      --          --    312,500   9,818,750
Microsoft Corp....                2,386,420      61,402,587     990,600  25,488,138 233,900   6,018,247  3,610,920  92,908,972
NAVTEQ (a)........                  160,470       8,015,476          --          --      --          --    160,470   8,015,476
Oracle Corp. (a)..                  894,900      11,087,811          --          --      --          --    894,900  11,087,811
SAP AG, ADR.......                  585,480      25,368,848     240,900  10,438,197      --          --    826,380  35,807,045
Symantec Corp.....                       --              --          --          -- 267,200   6,054,752    267,200   6,054,752
                                                 -----------            -----------          ----------            -----------
                                                143,854,285              35,926,335          15,281,595            195,062,215
                                                 -----------            -----------          ----------            -----------
                   INFORMATION TECHNOLOGY TOTAL 460,959,779             200,622,083          45,401,116            706,982,978
MATERIALS             1.4%
Chemicals             1.4%
Ecolab, Inc.......                       --              --          --          --  76,400   2,439,452     76,400   2,439,452
Praxair, Inc......                  631,680      30,276,422          --          --      --          --    631,680  30,276,422

PRO-FORMA COMBINING INVESTMENT PORTFOLIO
September 30, 2005 (unaudited)


                                                            Columbia
                                                           Large Cap                   Columbia
                                                          Growth Fund                   Growth
                                         % of Net          Acquiring                  Stock Fund
                                          Assets              Fund                   Acquired Fund
                                         -------- -------------------------    ----------------------
                                                    Shares       Value ($)      Shares      Value ($)
                                                  ---------- --------------    --------- ------------
                                         MATERIALS
                                         TOTAL                   30,276,422                         -
                                         TOTAL
                                         COMMON
                                         STOCKS               1,523,085,127               513,328,795
Short-Term Obligations                      0.9%
                                                         Par                         Par
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05, due
  10/03/05 at 3.150%, collateralized by
  a U.S. Treasury Note maturing
  01/31/07, market value of $14,698,925
  (repurchase proceeds $14,413,783).....          14,410,000     14,410,000           --           --
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05, due
  10/03/05 at 3.150%, collateralized by
  a U.S. Treasury Note maturing
  10/15/08, market value of $3,067,238
  (repurchase proceeds $3,005,789)......                  --             --           --           --
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05, due
  10/03/05 at 3.150%, collateralized by
  a U.S. Treasury Note maturing
  05/15/17, market value of $3,067,238
  (repurchase proceeds $3,005,789)......                  --             --    3,073,000    3,073,000
                                                             --------------              ------------
                                         TOTAL
                                         SHORT-TERM
                                         OBLIGATIONS             14,410,000                 3,073,000
                                                             --------------              ------------


Total Investments.......................  100.6%              1,537,495,127               516,401,795
Other Assets & Liabilities, Net.........   -0.6%                (10,748,640)               (1,180,975)
Net Assets..............................  100.0%             $1,526,746,487              $515,220,820
Total Investments at Cost...............                     $1,336,145,561(b)           $438,476,491(c)

                                                 Columbia
                                                   Tax-                     Columbia
                                                  Managed                   Large Cap
                                                  Growth                   Growth Fund
                                                   Fund                     Pro Forma
                                               Acquired Fund                Combined
                                         ----------------------    --------------------------
                                          Shares      Value ($)      Shares       Value ($)
                                         --------- ------------    ----------  --------------

                                                      2,439,452                    32,715,874


                                                    229,807,577                 2,266,221,499
Short-Term Obligations                                                     --
                                               Par                        Par
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05, due
  10/03/05 at 3.150%, collateralized by
  a U.S. Treasury Note maturing
  01/31/07, market value of $14,698,925
  (repurchase proceeds $14,413,783).....        --           --    14,410,000      14,410,000
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05, due
  10/03/05 at 3.150%, collateralized by
  a U.S. Treasury Note maturing
  10/15/08, market value of $3,067,238
  (repurchase proceeds $3,005,789)...... 3,005,000    3,005,000     3,005,000       3,005,000
Repurchase agreement with State Street
  Bank & Trust Co., dated 09/30/05, due
  10/03/05 at 3.150%, collateralized by
  a U.S. Treasury Note maturing
  05/15/17, market value of $3,067,238
  (repurchase proceeds $3,005,789)......        --           --     3,073,000       3,073,000
                                                   ------------                --------------


                                                      3,005,000                    20,488,000
                                                   ------------                --------------
                                                                    Pro-Forma
                                                                   Adjustment
Total Investments.......................            232,812,577                 2,286,709,499
Other Assets & Liabilities, Net.........               (568,471)     (648,073)    (13,146,159)
Net Assets..............................           $232,244,106                $2,273,563,340
Total Investments at Cost...............           $192,349,966(d)             $1,528,495,527

--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $1,343,394,022.
(c) Cost for federal income tax purposes is $438,476,491.
(d) Cost for federal income tax purposes is $192,349,966.

                 Acronym                               Name
    ----------------------------------  ----------------------------------
    ADR                                        American Depositary Receipt

PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (unaudited)

                                                    Columbia       Columbia       Columbia
                                                   Large Cap     Growth Stock    Tax-Managed
                                                  Growth Fund        Fund        Growth Fund        Pro-Forma
                                                 Acquiring Fund  Acquired Fund  Acquired Fund      Adjustments
                                                 --------------  -------------  -------------  ------------
Assets..........................................
   Unaffiliated investments, at identified cost
     (including short-term obligations)......... $1,336,145,561  $ 435,282,310  $ 192,349,966  $         --
                                                 --------------  -------------  -------------  ------------
   Unaffiliated investments, at value...........  1,537,495,127    516,401,795    232,812,577            --
   Cash.........................................            990            665            530            --
   Receivable for:..............................
       Investments sold.........................     34,618,467             --             --            --
       Fund shares sold.........................      1,177,915        145,296         24,780            --
       Interest.................................          1,261            269            263            --
       Dividends................................        936,651        286,942        100,953            --
       Foreign tax reclaim......................         50,257          5,688             --            --
   Deferred compensation plan...................         92,150         31,396         25,003            --
                                                 --------------  -------------  -------------  ------------
          Total Assets..........................  1,574,372,818    516,872,051    232,964,106            --
                                                 --------------  -------------  -------------  ------------
Liabilities.....................................
   Payable for:.................................
       Investments purchased....................     40,885,238             --             --            --
       Fund shares repurchased..................      5,476,997        820,175        268,633            --
       Investment advisory fee..................        638,295        278,160        107,189            --
       Administration fee.......................         62,887         60,836         53,334            --
       Transfer agent fee.......................        241,410        171,797         68,137            --
       Pricing and bookkeeping fees.............         11,013         11,849          6,795            --
       Merger costs.............................         63,949             --             --            --
       Trustees' fees...........................          1,000            994          1,251            --
       Custody fee..............................          3,596          2,743            971            --
       Distribution and service fees............        101,733        170,428        130,199            --
       Chief compliance officer expenses
         and fees...............................          2,860          1,562          1,074            --
   Deferred Trustees' fees......................         92,150         31,396         25,003            --
   Other liabilities............................         45,203        101,291         57,414       648,073(d)
                                                 --------------  -------------  -------------  ------------
          Total Liabilities.....................     47,626,331      1,651,231        720,000       648,073
                                                 --------------  -------------  -------------  ------------
   Net Assets................................... $1,526,746,487  $ 515,220,820  $ 232,244,106  $   (648,073)
                                                 ==============  =============  =============  ============
Composition of Net Assets
   Paid-in capital..............................  1,551,511,921    874,832,435    329,348,089            --
   Undistributed (overdistributed) net
     investment income..........................      4,367,800        663,738       (936,215)     (648,073)(d)
   Accumulated net realized loss................   (230,482,800)  (441,394,838)  (136,630,379)           --
   Net unrealized appreciation (depreciation)
     on:
       Investments..............................    201,349,566     81,119,485     40,462,611            --
                                                 --------------  -------------  -------------  ------------
   Net Assets................................... $1,526,746,487  $ 515,220,820  $ 232,244,106  $   (648,073)
                                                 ==============  =============  =============  ============
Class A (c)
   Net assets................................... $   10,421,714  $  51,510,461  $  59,207,888  $    (87,004)(d)
   Shares outstanding...........................        493,604      4,722,426      4,045,162    (3,526,863)(e)
                                                 ==============  =============  =============
   Net asset value per share (a)................ $        21.11  $       10.91  $       14.64
                                                 ==============  =============  =============
   Maximum sales charge.........................           5.75%          5.75%          5.75%
                                                 ==============  =============  =============
   Maximum offering price per share (b)......... $        22.40  $       11.58  $       15.53
                                                 ==============  =============  =============
Class B (c)
   Net assets................................... $    7,799,312  $ 181,760,193  $ 133,165,877  $   (249,054)(d)
   Shares outstanding...........................        388,635     17,647,323      9,720,343   (11,688,679)(e)
                                                 ==============  =============  =============
   Net asset value and offering price per share
     (a)........................................ $        20.07  $       10.30  $       13.70
                                                 ==============  =============  =============
Class C (c)
   Net assets................................... $    1,419,101  $  14,726,226  $  21,091,723  $    (27,951)(d)
   Shares outstanding...........................         70,615      1,429,509      1,539,922    (1,188,832)(e)
                                                 ==============  =============  =============
   Net asset value and offering price per share
     (a)........................................ $        20.10  $       10.30  $       13.70
                                                 ==============  =============  =============
Class E (f)
   Net assets................................... $           --  $          --  $  10,171,327  $     (7,648)(d)
   Shares outstanding...........................             --             --        699,981      (218,518)(e)(g)
                                                 ==============  =============  =============
   Net asset value and offering price per share
     (a)........................................ $           --  $          --  $       14.53
                                                 ==============  =============  =============
   Maximum sales charge.........................             --             --           4.50%
                                                 ==============  =============  =============
   Maximum offering price per share (b)......... $           --  $          --  $       15.21
                                                 ==============  =============  =============
Class F (f)
   Net assets................................... $           --  $          --  $   8,324,267  $     (6,259) (d)
   Shares outstanding...........................             --             --        606,844      (192,394)(e)(g)
                                                 ==============  =============  =============
   Net asset value and offering price per share
     (a)........................................ $           --  $          --  $       13.72
                                                 ==============  =============  =============
Class G
   Net assets................................... $   46,275,732  $          --  $          --  $     (1,578)(d)
   Shares outstanding...........................      2,379,228             --             --            --
                                                 ==============  =============  =============
   Net asset value and offering price per share
     (a)........................................ $        19.45  $          --  $          --
                                                 ==============  =============  =============
Class T
   Net assets................................... $  218,094,907  $          --  $          --  $     (7,436)(d)
   Shares outstanding...........................     10,394,849             --             --            --
                                                 ==============  =============  =============
   Net asset value per share (a)................ $        20.98  $          --  $          --
                                                 ==============  =============  =============
   Maximum sales charge.........................           5.75%            --             --
                                                 ==============  =============  =============
   Maximum offering price per share (b)......... $        22.26  $          --  $          --
                                                 ==============  =============  =============
Class Z (c)
   Net assets................................... $1,242,735,721  $ 267,223,940  $     283,024  $   (261,143)(d)
   Shares outstanding...........................     57,801,146     30,087,875         19,023   (17,674,889)(e)
                                                 ==============  =============  =============
   Net asset value and offering price per
     share...................................... $        21.50  $        8.88  $       14.88
                                                 ==============  =============  =============

                                                 Columbia Large
                                                   Cap Growth
                                                 Fund Pro-Forma
                                                    Combined
                                                 --------------
Assets..........................................
   Unaffiliated investments, at identified cost
     (including short-term obligations)......... $1,963,777,837
                                                 --------------
   Unaffiliated investments, at value...........  2,286,709,499
   Cash.........................................          2,185
   Receivable for:..............................
       Investments sold.........................     34,618,467
       Fund shares sold.........................      1,347,991
       Interest.................................          1,793
       Dividends................................      1,324,546
       Foreign tax reclaim......................         55,945
   Deferred compensation plan...................        148,549
                                                 --------------
          Total Assets..........................  2,324,208,975
                                                 --------------
Liabilities.....................................
   Payable for:.................................
       Investments purchased....................     40,885,238
       Fund shares repurchased..................      6,565,805
       Investment advisory fee..................      1,023,644
       Administration fee.......................        177,057
       Transfer agent fee.......................        481,344
       Pricing and bookkeeping fees.............         29,657
       Merger costs.............................         63,949
       Trustees' fees...........................          3,245
       Custody fee..............................          7,310
       Distribution and service fees............        402,360
       Chief compliance officer expenses
         and fees...............................          5,496
   Deferred Trustees' fees......................        148,549
   Other liabilities............................        851,981
                                                 --------------
          Total Liabilities.....................     50,645,635
                                                 --------------
   Net Assets................................... $2,273,563,340
                                                 ==============
Composition of Net Assets
   Paid-in capital..............................  2,755,692,445
   Undistributed (overdistributed) net
     investment income..........................      3,447,250
   Accumulated net realized loss................   (808,508,017)
   Net unrealized appreciation (depreciation)
     on:                                                      -
       Investments..............................    322,931,662
                                                 --------------
   Net Assets................................... $2,273,563,340
                                                 ==============
Class A (c)
   Net assets................................... $  121,053,059
   Shares outstanding...........................      5,734,329
                                                 ==============
   Net asset value per share (a)................ $        21.11
                                                 ==============
   Maximum sales charge.........................           5.75%
                                                 ==============
   Maximum offering price per share (b)......... $        22.40
                                                 ==============
Class B (c)
   Net assets................................... $  322,476,328
   Shares outstanding...........................     16,067,622
                                                 ==============
   Net asset value and offering price per share
     (a)........................................ $        20.07
                                                 ==============
Class C (c)
   Net assets................................... $   37,209,099
   Shares outstanding...........................      1,851,214
                                                 ==============
   Net asset value and offering price per share
     (a)........................................ $        20.10
                                                 ==============
Class E (f)
   Net assets................................... $   10,163,679
   Shares outstanding...........................        481,463
                                                 ==============
   Net asset value and offering price per share
     (a)........................................ $        21.11
                                                 ==============
   Maximum sales charge.........................           4.50%
                                                 ==============
   Maximum offering price per share (b)......... $        22.10
                                                 ==============
Class F (f)
   Net assets................................... $    8,318,008
   Shares outstanding...........................        414,450
                                                 ==============
   Net asset value and offering price per share
     (a)........................................ $        20.07
                                                 ==============
Class G
   Net assets................................... $   46,274,154
   Shares outstanding...........................      2,379,228
                                                 ==============
   Net asset value and offering price per share
     (a)........................................ $        19.45
                                                 ==============
Class T
   Net assets................................... $  218,087,471
   Shares outstanding...........................     10,394,849
                                                 ==============
   Net asset value per share (a)................ $        20.98
                                                 ==============
   Maximum sales charge.........................           5.75%
                                                 ==============
   Maximum offering price per share (b)......... $        22.26
                                                 ==============
Class Z (c)
   Net assets................................... $1,509,981,542
   Shares outstanding...........................     70,233,155
                                                 ==============
   Net asset value and offering price per
     share...................................... $        21.50
                                                 ==============

--------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Class A, B, C and Z shares of Columbia Growth Stock Fund and Columbia Tax-Managed Growth Fund are exchanged for Class A, B, C and Z shares, respectively, of Columbia Large Cap Growth Fund based on the net asset value per share of Columbia Large Cap Growth Fund's Class A, B, C and Z shares at the time of the merger.
(d) Adjustment reflects one time proxy, accounting, legal and other costs of the reorganization as approved by the Board of Trustees of $52,054, $421,393 and $174,626 to be borne by Columbia Large Cap Growth Fund, Columbia Growth Stock Fund and Columbia Tax-Managed Growth Fund, respectively.
(e) Reflects estimated shares issued to Columbia Growth Stock Fund and Columbia Tax-Managed Growth Fund at the time of the merger.
(f) Reflects estimated shares issued to Columbia Tax-Managed Growth Fund at the time of the merger.
(g) Shares issued in exchange for Class E and Class F of Tax Managed Growth Fund have been adjusted to conform the NAV for the classes to the NAV of Class A and Class B, respectively, of Large Cap Growth Fund.

PRO-FORMA COMBINED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005 (unaudited)

                                                                            Columbia                 Columbia Large
                                                 Columbia      Columbia    Tax-Managed                 Cap Growth
                                                Large Cap    Growth Stock  Growth Fund                    Fund
                                               Growth Fund       Fund       Acquired     Pro-Forma     Pro-Forma
                                              Acquiring Fund Acquired Fund    Fund      Adjustments     Combined
                                              -------------- ------------- -----------  -----------  --------------
Investment Income
   Dividends.................................  $ 17,442,830   $10,457,669  $ 3,388,484  $        --   $ 31,288,983
   Dividend income from affiliated funds.....            --            --      168,020           --        168,020
   Interest..................................       586,578        72,043      111,762           --        770,383
   Foreign tax withheld......................      (141,047)      (84,145)      (8,810)          --       (234,002)
       Total income..........................    17,888,361    10,445,567    3,659,456           --     31,993,384
Expenses.....................................
   Investment advisory fee...................     7,192,091     3,756,924    1,372,432   (1,709,844)   10,611,603 (a)
   Administration fee........................       707,053       922,028      650,688   (1,197,924)    1,081,845 (a)
   Distribution fee:
       Class A...............................            --        58,530           --      (58,530)           -- (a)
       Class B...............................        43,385     1,630,437    1,176,858           --     2,850,680 (a)
       Class C...............................         8,211       131,560      177,210           --       316,981 (a)
       Class E...............................            --            --        8,586           --         8,586 (b)
       Class F...............................            --            --       71,924           --        71,924 (b)
       Class G...............................       318,849            --           --           --       318,849 (a)
   Service fee:
       Class A...............................        18,679       146,327      153,175           --       318,181 (a)
       Class B...............................        14,462       543,479      392,286           --       950,227 (a)
       Class C...............................         2,737        43,854       59,070           --       105,661 (a)
       Class E...............................            --            --       21,464           --        21,464 (b)
       Class F...............................            --            --       23,975           --        23,975 (b)
       Class G...............................       147,161            --           --           --       147,161 (a)
   Shareholder services fee - Class T........       664,958            --           --           --       664,958 (a)
   Transfer Agent fee........................     2,390,689            --      438,548      518,809     3,348,046 (d)
   Transfer Agent fee - Class A..............            --       318,758           --     (318,758)           -- (d)
   Transfer Agent fee - Class B..............            --     1,277,365           --   (1,277,365)           -- (d)
   Transfer Agent fee - Class C..............            --        92,706           --      (92,706)           -- (d)
   Transfer Agent fee - Class Z..............            --       532,617           --     (532,617)           -- (d)
   Pricing and bookkeeping fees..............       115,542       165,072       67,533     (187,825)      160,322 (a)
   Trustees' fees............................        29,388        22,969       15,179      (12,717)       54,819 (c)
   Custody fee...............................        41,656        34,604        9,475           --         85,735
   Merger costs..............................        63,949            --           --      (63,949)           -- (e)
   Chief compliance officer fees.............         8,513         6,001        3,895           --         18,409
   Non-recurring costs.......................        21,580        11,722        4,755           --         38,057
   Other expenses............................       385,384       280,305      206,134     (196,528)       675,295(c)
       Total Operating Expenses..............    12,174,287     9,975,258    4,853,187   (5,129,954)    21,872,778
   Interest expense..........................            --        27,424           --           --         27,424
       Total Expenses........................    12,174,287    10,002,682    4,853,187   (5,129,954)    21,900,202
   Fees waived by Transfer Agent.............       (57,245)           --           --       57,245            -- (d)
   Fees waived by Transfer Agent - Class A...            --        (9,132)          --        9,132            -- (d)
   Fees waived by Transfer Agent - Class B...            --       (37,693)          --       37,693            -- (d)
   Fees waived by Transfer Agent - Class C...            --        (2,994)          --        2,994            -- (d)
   Fees waived by Transfer Agent - Class Z...            --      (148,548)          --      148,548            -- (d)
   Fees waived by Distributor - Class A......            --       (29,265)          --       29,265            -- (d)
   Non-recurring costs assumed by Investment
     Advisor.................................       (21,580)      (11,722)      (4,755)          --        (38,057)
   Custody earnings credit...................           (79)         (164)         (43)          --           (286)
       Net Expenses..........................    12,095,383     9,763,164    4,848,389   (4,845,077)    21,861,859
                                               ------------   -----------  -----------  -----------   ------------
   Net Investment Income (Loss)..............  $  5,792,978   $   682,403  $(1,188,933) $ 4,845,077   $ 10,131,525
                                               ------------   -----------  -----------  -----------   ------------
Net Realized and Unrealized Gain (Loss) on
  Investments
   Net realized gain (loss) on investments...   150,841,082    46,939,381   30,475,482           --    228,255,945
   Net change in unrealized appreciation
     (depreciation) on investments...........     2,914,418    (7,348,375)  (5,131,435)          --     (9,565,392)
       Net gain..............................   153,755,500    39,591,006   25,344,047           --    218,690,553
                                               ------------   -----------  -----------  -----------   ------------
   Net Increase Resulting From Operations....  $159,548,478   $40,273,409  $24,155,114  $ 4,845,077   $228,822,078
                                               ============   ===========  ===========  ===========   ============

--------
(a) Based on the contract in effect for Columbia Large Cap Growth Fund, the surviving fund.
(b) Based on the contract in effect for Columbia Tax-Managed Growth Fund. Class E and Class F will be acquired by the surviving fund.
(c) Reflects elimination of duplicate expenses achieved as a result of merging funds.
(d) Reflects the impact of changes to the transfer agent fee that are expected to be implemented on the date the merger is consummated.
(e) Previous merger costs borne by Columbia Large Cap Growth Fund as part of another merger.

   The following table shows on an unaudited basis the capitalization of the Tax-Managed Growth Fund, the Growth Stock Fund and the Acquiring Fund as of September 30, 2005, and on a pro forma combined basis, after giving effect to the acquisition of the assets and liabilities of the Tax-Managed Growth Fund and the Growth Stock Fund by the Acquiring Fund at net asset value as of that date:

                                                             Columbia                     Columbia
                                Columbia                    Large Cap                     Large Cap
                                  Tax-        Columbia        Growth                     Growth Fund
                                 Managed    Growth Stock       Fund         Pro Forma     Pro Forma
                               Growth Fund      Fund     (Acquiring Fund)  Adjustments   Combined(1)
                               ------------ ------------ ---------------- ------------  --------------
Class A
Net asset value............... $ 59,207,888 $ 51,510,461  $   10,421,714  $    (87,004) $  121,053,059
Shares outstanding............    4,045,162    4,722,426         493,604    (3,526,863)      5,734,329

Net asset value per share..... $      14.64 $      10.91  $        21.11                $        21.11

Class B
Net asset value............... $133,165,877 $181,760,193  $    7,799,312  $   (249,054) $  322,476,328
Shares outstanding............    9,720,343   17,647,323         388,635   (11,688,679)     16,067,622

Net asset value per share..... $      13.70 $      10.30  $        20.07                $        20.07

Class C
Net asset value............... $ 21,091,723 $ 14,726,226  $    1,419,101  $    (27,951) $   37,209,099
Shares outstanding............    1,539,922    1,429,509          70,615    (1,188,832)      1,851,214

Net asset value per share..... $      13.70 $      10.30  $        20.10                $        20.10

Class E
Net asset value............... $ 10,171,327           --              --  $     (7,648) $   10,163,679
Shares outstanding............      699,981           --              --      (218,518)        481,463

Net asset value per share..... $      14.53           --              --                $        21.11

Class F
Net asset value............... $  8,324,267           --              --  $     (6,259) $    8,318,008
Shares outstanding............      606,844           --              --      (192,394)        414,450

Net asset value per share..... $      13.72           --              --                $        20.07

Class G
Net asset value...............           --           --  $   46,275,732  $     (1,578) $   46,274,154
Shares outstanding............           --           --       2,379,228            --       2,379,228

Net asset value per share.....           --           --  $        19.45                $        19.45

Class T
Net asset value...............           --           --  $  218,094,907  $     (7,436) $  218,087,471
Shares outstanding............           --           --      10,394,849            --      10,394,849

Net asset value per share.....           --           --  $        20.98                $        20.98

Class Z
Net asset value............... $    283,024 $267,223,940  $1,242,735,721  $   (261,143) $1,509,981,542
Shares outstanding............       19,023   30,087,875      57,801,146   (17,674,889)     70,233,155

Net asset value per share..... $      14.88 $       8.88  $        21.50                $        21.50

--------
(1) Assumes all Mergers were completed on September 30, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Columbia Large Cap Growth Fund will be received by the shareholders of the Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund on the date the Mergers take place, and the foregoing should not be relied upon to reflect the number of shares of the Columbia Large Cap Growth Fund that actually will be received on or after such date.

                        COLUMBIA LARGE CAP GROWTH FUND
                                      AND
                          COLUMBIA GROWTH STOCK FUND

                   PRO FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                              September 30, 2005
                                  (unaudited)

Note 1. Organization

Columbia Large Cap Growth Fund (the "Acquiring Fund" or the "Fund") and Columbia Growth Stock Fund (the "Acquired Fund"), each a series of Columbia Funds Series Trust I (the "Trust"), are each a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks long term capital appreciation. The Acquired Fund seeks long-term growth of capital.

Fund Shares

The Acquiring Fund and the Acquired Fund each may offer an unlimited number of shares. The Acquiring Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. The Acquired Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own sales charge and expense structure.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund by the Acquiring Fund as if such merger had occurred on October 1, 2004. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of September 30, 2005. The Pro Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended September 30, 2005. Columbia Management Advisors, LLC ("Columbia") expects that all of the securities held by the Acquired Fund as of September 30, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated September 30, 2005.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at September 30, 2005:

                                Shares of    Additional Shares   Total Shares
                             Acquiring Fund   Assumed Issued     Outstanding
Class of Shares              Pre-Combination    with Merger    Post Combination
---------------              --------------- ----------------- ----------------
Class A Shares                    493,604        2,438,102         2,931,706
Class B Shares                    388,635        9,048,905         9,437,540
Class C Shares                     70,615          732,049           802,664
Class G Shares                  2,379,228               --         2,379,228
Class T Shares                 10,394,849               --        10,394,849
Class Z Shares                 57,801,146       12,418,855        70,220,001

Note 6. Legal Proceedings

   On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Management") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

   On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

   On February 25, 2005, Columbia Management and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia Management, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940
(ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

   On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

   In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisors and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisors Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisors and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

                        COLUMBIA LARGE CAP GROWTH FUND
                                      AND
                       COLUMBIA TAX-MANAGED GROWTH FUND

                   PRO FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                              September 30, 2005
                                  (unaudited)

Note 1. Organization

Columbia Large Cap Growth Fund (the "Acquiring Fund" or the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Columbia Tax-Managed Growth Fund (the "Acquired Fund"), a series of the Columbia Funds Series Trust I, is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks long term capital appreciation. The Acquired Fund seeks long-term capital growth while reducing shareholder exposure to taxes, by investing primarily in large capitalization and middle capitalization stocks.

Fund Shares

The Acquiring Fund and the Acquired Fund each may offer an unlimited number of shares. The Acquiring Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. The Acquired Fund offers six classes of shares: Class A, Class B, Class C, Class E, Class F and Class Z shares. Each share class has its own sales charge and expense structure.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Fund by the Acquiring Fund as if such merger had occurred on October 1, 2004. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Fund into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Fund and Acquiring Fund have been combined to reflect balances as of September 30, 2005. The Pro Forma Statements of Operations of the Acquired Fund and Acquiring Fund have been combined to reflect twelve months ended September 30, 2005. Columbia Management Advisors, LLC ("Columbia") expects that all of the securities held by the Acquired Fund as of September 30, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Fund included within their respective annual shareholder reports dated September 30, 2005 and October 31, 2005 for the Acquiring Fund and the Acquired Fund, respectively.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Fund have substantially the same accounting policies, which are detailed in the shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Fund shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Fund divided by the net asset value per share of the Acquiring Fund as of September 30, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at September 30, 2005:

                                Shares of    Additional Shares   Total Shares
                             Acquiring Fund   Assumed Issued     Outstanding
Class of Shares              Pre-Combination    with Merger    Post Combination
---------------              --------------- ----------------- ----------------
Class A Shares                    493,604        2,802,623         3,296,227
Class B Shares                    388,635        6,630,082         7,018,717
Class C Shares                     70,615        1,048,550         1,119,165
Class E Shares                         --          481,463           481,463
Class F Shares                         --          414,450           414,450
Class G Shares                  2,379,228               --         2,379,228
Class T Shares                 10,394,849               --        10,394,849
Class Z Shares                 57,801,146           12,426        57,813,572

Note 6. Legal Proceedings

   On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Management") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

   Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

   Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

   As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

   A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

   In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

   On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

   On February 25, 2005, Columbia Management and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia Management, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940
(ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

   On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

   The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

   In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisors and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisors Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisors and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

                        COLUMBIA LARGE CAP GROWTH FUND,
                          COLUMBIA GROWTH STOCK FUND
                                      AND
                       COLUMBIA TAX-MANAGED GROWTH FUND

                   PRO FORMA COMBINING FINANCIAL STATEMENTS
                         Notes to Financial Statements
                              September 30, 2005
                                  (unaudited)

Note 1. Organization

Columbia Large Cap Growth Fund (the "Acquiring Fund" or the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Columbia Growth Stock Fund and Columbia Tax-Managed Growth Fund (collectively, the "Acquired Funds"), are each registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Acquiring Fund seeks long term capital appreciation. Columbia Growth Stock Fund seeks long-term growth of capital. Columbia Tax-Managed Growth Fund seeks long-term capital growth while reducing shareholder exposure to taxes, by investing primarily in large capitalization and middle capitalization stocks.

Fund Shares

The Acquiring Fund and the Acquired Funds each may issue an unlimited number of shares. The Acquiring Fund offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z shares. Columbia Tax-Managed Growth Fund offers six classes of shares: Class A, Class B, Class C, Class E, Class F and Class Z shares. Columbia Growth Stock Fund offers four classes of shares: Class A, Class B, Class C and Class Z shares. Each share class has its own expense structure.

Note 2. Basis of Combination

The accompanying pro-forma financial statements are presented to show the effect of the proposed merger of the Acquired Funds by the Acquiring Fund as if such merger had occurred on October 1, 2004. The following notes refer to the accompanying pro-forma financial statements of such proposed merger.

Under the terms of the merger, the combination of the Acquired Funds and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The merger will be accomplished by a combination of the net assets of the Acquired Funds into the Acquiring Fund in exchange for new shares of the Acquiring Fund at net asset value.

The Pro Forma Investment Portfolios and Pro Forma Statements of Assets and Liabilities of the Acquired Funds and Acquiring Fund have been combined to reflect balances as of September 30, 2005. The Pro Forma Statements of Operations of the Acquired Funds and Acquiring Fund have been combined to reflect twelve months ended September 30, 2005. Columbia Management Advisors, LLC ("Columbia") expects that all of the securities held by the Acquired Funds as of September 30, 2005, would comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund.

Following the merger the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the Acquiring Fund and the results of operations for pre-combined periods will not be re-stated.

The accompanying pro-forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Acquired Funds included within their respective annual shareholder reports. The annual shareholder reports are dated September 30, 2005 for the Acquiring Fund and Columbia Growth Stock Fund and October 31, 2005 for Columbia Tax-Managed Growth Fund.

Note 3. Significant Accounting Policies

Both the Acquiring Fund and the Acquired Funds have substantially the same accounting policies, which are detailed in the shareholder reports referenced above in Note 2.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Also, under the Trust's organizational documents, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Note 4. Fees and Compensation paid to Affiliates

Investment advisory fees, administration fees and related party transactions are detailed in the shareholder reports referenced above in Note 2.

Note 5. Capital Shares

The pro-forma combining net asset value per share assumes the issuance of Acquiring Fund shares to Acquired Funds shareholders in connection with the proposed merger. The number of shares assumed to be issued is equal to the net asset value of the Acquired Funds divided by the net asset value per share of the Acquiring Fund as of September 30, 2005. The pro-forma number of shares outstanding, by class, for the combined entity consists of the following at September 30, 2005:

                          Shares of    Additional Shares   Total Shares
                       Acquiring Fund   Assumed Issued     Outstanding
       Class of Shares Pre-Combination    with Merger    Post Combination
       --------------- --------------- ----------------- ----------------
       Class A Shares       493,604        5,240,725         5,734,329
       Class B Shares       388,635       15,678,987        16,067,622
       Class C Shares        70,615        1,780,599         1,851,214
       Class E Shares            --          481,463           481,463
       Class F Shares            --          414,450           414,450
       Class G Shares     2,379,228               --         2,379,228
       Class T Shares    10,394,849               --        10,394,849
       Class Z Shares    57,801,146       12,432,009        70,233,155

Note 6. Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia Management") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and agreed to by the staff of the SEC. The independent distribution consultant has been in consultation with the Staff, and has submitted a draft proposed plan of distribution, but has not yet submitted a final proposed plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia Management and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds. As to Columbia Management, the Distributor and the Trustees of the Columbia Funds, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940
(ICA) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisors and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisors Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisors and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

PART C. OTHER INFORMATION

Item 15. Indemnification

   Article Five of the Bylaws of Registrant ("Article Five") provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Registrant or any affiliated person thereof, and its chief compliance officer, regardless of whether such person is an employee or officer of any investment adviser to the Trust or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are employees or officers of any investment adviser to the Registrant or any affiliated person thereof ("Covered Persons") under specified circumstances.

   Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with
Section 17(h) of the 1940 Act, Article Five shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Five does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Five unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or
(b) an independent legal counsel as expressed in a written opinion; and
(iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

   Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

   Article Five also provides that its indemnification provisions are not exclusive. The Trust has also entered into Indemnification Agreements with each of its Trustees and its chief compliance officer, a copy of which has been filed as an exhibit to this registration statement, establishing certain procedures with respect to the indemnification described above.

   The Registrant's investment adviser, Columbia Management Advisors, LLC, maintains investment advisory professional liability insurance to insure it, for the benefit of the Trust and its non-interested trustees, against loss arising out of any effort, omission, or breach of any duty owed to the Trust or any Fund by Columbia Management Advisers, LLC.

Item 16. Exhibits

   (1) (a) Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)

         (b) Amendment No. 1 to Second Amended and Restated Agreement and Declaration of Trust dated August 10, 2005. (1)

   (2)   Amended and Restated By-Laws. (2)

   (3)   Not applicable.

   (4) (a) Form of Agreement and Plan of Reorganization- Filed as Exhibit A to Part A of this Registration Statement.

         (b) Form of Agreement and Plan of Reorganization- Filed as Exhibit A to Part A of this Registration Statement.

   (5)   Not applicable.

   (6) (a) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Balanced Fund) (2)

         (b) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Conservative High Yield Fund) (2)

         (c) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Greater China Fund) (2)

          (d) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Mid Cap Growth Fund) (2)

          (e) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Oregon Intermediate Municipal Bond Fund) (2)

          (f) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Real Estate Equity Fund) (2)

          (g) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Small Cap Growth Fund I) (2)

          (h) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Strategic Investor Fund) (2)

          (i) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Technology Fund) (2)

          (j) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Asset Allocation Fund, Columbia Small Cap Core Fund, Columbia Small Company Equity Fund, Columbia Dividend Income Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund and Columbia Large Cap Growth
          Fund) (2)

          (k) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Utilities Fund) (2)

          (l) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Income Fund and Intermediate Bond Fund) (2)

          (m) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia U.S. Treasury Index Fund) (2)

          (n) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia World Equity Fund) (2)

          (o) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Core Bond Fund) (2)

          (p) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia High Yield Opportunity Fund) (2)

          (q) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Small Cap Value Fund I) (2)

          (r) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Growth Stock Fund and Columbia Young Investor Fund) (2)

          (s) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Tax-Exempt Insured Fund) (2)

          (t) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Liberty Fund) (2)

          (u) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund) (2)

          (v) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Connecticut Intermediate Municipal Fund) (2)

          (w) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Massachusetts Intermediate Municipal Bond Fund) (2)

          (x) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia New Jersey Intermediate Municipal Bond Fund) (2)

          (y) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia New York Intermediate Municipal Bond Fund) (2)

          (z) Form of Management Agreement between Registrant and Columbia Management Advisors, LLC dated as of March __, 2006. (Columbia Rhode Island Intermediate Municipal Bond Fund) (2)

    (7)   (a) Form of Distribution Agreement between the Registrant and
          Columbia Management Distributors, Inc. dated as of March __, 2006. (2)

          (b) Form of Shareholder Servicing Plan Implementation Agreement between Registrant and Columbia Management Distributors, Inc. dated as of March __, 2006. (2)

    (8)   Not applicable.

    (9    Not applicable.

    (10) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated September 19, 2005 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos. 33-11351 and 811-4978), filed with the Commission on or about January 27, 2006, and is hereby incorporated by reference and made a part of this Registration Statement.

    (11) (a)Distribution Plan between the Registrant and Columbia Management Distributors, Inc. dated as of March 27, 2006. (2)

          (b)Multiple Class Plan pursuant to Rule 18f-3, dated July 31, 2002, as amended January 29, 2003 and September 30, 2003 - filed as Exhibit 99(n) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Balanced Fund, Inc. (File Nos 33-41401 and 811-6338), filed with the Commission on or about October 14, 2003, and is hereby incorporated by reference and made part of this Registration Statement. (Columbia Common Stock Fund, Columbia Real Estate Equity Fund, Columbia Technology Fund, Columbia Balanced Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia High Yield Opportunity Fund, Columbia Strategic Investor Fund, Columbia Mid Cap Growth Fund and Columbia Dividend Fund).

          (c)Plan pursuant to Rule 18f-3(d), effective April 22, 1996, as amended and restated December 12, 2001, July 26, 2002, November 1, 2003 and February 17, 2004 filed as Exhibit (n) in Part C, Item 23 of Post-Effective Amendment No. 132 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made a part of this Registration Statement. (Columbia Greater China Fund, Columbia Liberty Fund, Columbia World Equity Fund, Columbia Core Bond Fund, Columbia Tax-Exempt Insured Fund, Columbia Utilities Fund, Columbia Connecticut Intermediate Municipal

          Bond Fund, Columbia Massachusetts Intermediate Municipal Bond Fund, Columbia New Jersey Intermediate Municipal Bond Fund, Columbia New York Municipal Bond Fund, Columbia Rhode Island Intermediate Bond Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund, Columbia New York Tax-Exempt Fund, Columbia Small Cap Value Fund I and Columbia U.S. Treasury Index Fund).

          (d)Plan pursuant to Rule 18f-3(d), amended and restated as of November 1, 2003 - filed as Exhibit 99(n) to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of Columbia Funds Trust XI (File Nos 33-11351 and 811-4978) filed with the Commission on or about February 25, 2004, and is hereby incorporated by reference and made part of this Registration Statement. (Columbia Income Fund, Columbia Intermediate Bond Fund, Growth Stock Fund, Young Investor Fund, Asset Allocation Fund, Columbia Disciplined Value Fund, Columbia Small Cap Core Fund and Columbia Small Company Equity Fund).

    (12)  (a)(i)Form of Opinion of Ropes & Gray LLP - filed herewith.

          (a)(ii)Form of Opinion of Ropes & Gray LLP - filed herewith.

          (b)(i)Consent of Ropes & Gray LLP - filed herewith.

          (b)(ii)Consent of Ropes & Gray LLP - filed herewith.

    (13)  (a)(i)Form of Opinion of Ropes & Gray LLP - to be filed by amendment.

          (b)Form of Opinion of Ropes & Gray LLP - to be filed by amendment.

    (14) (a)Form of Administrative Agreement between the Registrant and Columbia Management Advisors, LLC dated as of March __, 2006.(2)

          (b)Form of Pricing and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, LLC dated as of March __, 2006.(2)

          (c)Form of Transfer, Dividend Disbursing and Shareholders' Servicing Agent Agreement between the Registrant, Columbia Management Advisors, LLC and Columbia Management Services, Inc. dated as of March __, 2006.(2)

          (d)(i) Credit Facility with State Street Bank and Trust Company dated July 23, 2004 - filed as exhibit (h)(7) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Columbia Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about July 29, 2004, and is hereby incorporated by reference and made a part of this Registration Statement.

          (d)(ii) Amendment Agreement No. 1 to the Credit Facility with State Street Bank and Trust Company dated July 22, 2005--filed as Exhibit
          (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

          (d)(iii) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of CMG Fund Trust, on behalf of its series CMG Core Bond Fund dated July 22, 2005--Filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

          (d)(iv) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of SteinRoe Variable Investment Trust, dated July 22, 2005 - Filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about
          July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

          (d)(v) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of Liberty Variable Investment Trust, dated July 22, 2005 - filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about
          July 29, 2005, and is hereby incorporated by reference and made part of this Registration Statement.

          (d)(vi) Second Amendment Agreement, dated February 3, 2006, to the Credit Facility with State Street Bank and Trust Company dated July 22, 2005.(2)

          (d)(vii) Form of Third Amendment Agreement, dated March __, 2006, to the Credit Facility with State Street Bank and Trust Company dated July 22, 2005.(2)

          (e)Form of Columbia Tax-Managed Growth Fund (filed under former name Liberty Tax-Managed Growth Fund) Gift Shares Trust - Filed as Exhibit
          (h)(9) to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of Columbia Funds Trust I (File Nos 2-41251 and 811-2214), filed with the Commission on or about February 18, 2000, and is hereby incorporated by reference and made part of this Registration Statement. (Columbia Tax-Managed Growth Fund)

          (f)Form of Indemnification Agreement.(2)

    (15) (a)(i) Consent of Independent Registered Public Accounting Firm - filed herewith.

          (a)(ii) Consent of Independent Registered Public Accounting Firm - filed herewith

          (b) Consent of Morningstar, Inc. (3)

    (16)  Not applicable

    (17)  Power of Attorney - filed herewith.

    (18)  Not applicable.

--------
1. Incorporated by reference to Post-Effective Amendment No. 40 to Form N1-A filed on or about September 16, 2005.
2. Incorporated by reference to Post-Effective Amendment No. 46 to Form N1-A filed on or about March 24, 2006.
3. Incorporated by reference to Post-Effective Amendment No. 21 to Form N1-A filed on or about August 30, 1996.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

   As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, Columbia Funds Series Trust I, in the City of Boston and The Commonwealth of Massachusetts, on the 1st day of May, 2006.

                                           COLUMBIA FUNDS SERIES TRUST I

                                           By:
                                                  -----------------------------
                                           Name:  Christopher L. Wilson
                                           Title: President

   As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in their capacities and on the dates indicated.

Signature                                     Title                 Date
--------------------------------  ------------------------------ -----------
/s/ Christopher L. Wilson
--------------------------------
Christopher L. Wilson             President (Chief Executive     May 1, 2006
                                  Officer)

/s/ J. Kevin Connaughton
--------------------------------
J. Kevin Connaughton              Treasurer (Principal           May 1, 2006
                                  Financial Officer)

/s/ Michael G. Clarke
--------------------------------
Michael G. Clarke                 Chief Accounting Officer       May 1, 2006
                                  (Principal Accounting Officer)

/s/ Douglas A. Hacker
--------------------------------
Douglas A. Hacker*                Trustee                        May 1, 2006

/s/ Janet Langford Kelly
--------------------------------
Janet Langford Kelly*             Trustee                        May 1, 2006

/s/ Richard W. Lowry
--------------------------------
Richard W. Lowry*                 Trustee                        May 1, 2006

/s/ Charles R. Nelson
--------------------------------
Charles R. Nelson*                Trustee                        May 1, 2006

/s/ John J. Neuhauser
--------------------------------
John J. Neuhauser*                Trustee                        May 1, 2006

/s/ Patrick J. Simpson
--------------------------------
Patrick J. Simpson*               Trustee                        May 1, 2006

/s/ Thomas E. Stitzel
--------------------------------
Thomas E. Stitzel*                Trustee                        May 1, 2006

/s/ Thomas C. Theobald
--------------------------------
Thomas C. Theobald*               Trustee                        May 1, 2006

/s/ Anne-Lee Verville
--------------------------------
Anne-Lee Verville*                Trustee                        May 1, 2006

/s/ Richard L. Woolworth
--------------------------------
Richard L. Woolworth*             Trustee                        May 1, 2006

/s/ William E. Mayer
--------------------------------
William E. Mayer*                 Trustee                        May 1, 2006

                                         *By:
                                              -----------------------------  ,
                                              Attorney-in-Fact
                                              May 1, 2006

INDEX TO EXHIBITS

Exhibit    Exhibit Name
-------    ------------
11(a)(i).  Opinion of Ropes & Gray LLP.
11(a)(ii). Opinion of Ropes & Gray LLP.
11(b)(i).  Consent of Ropes & Gray LLP.
11(b)(ii). Consent of Ropes & Gray LLP.
14(a)(i).  Consent of Independent Registered Accounting Firm.
16.        Power of Attorney.

       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
       VOTE THIS PROXY CARD TODAY!

       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

       YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY
       TELEPHONE OR BY FAX - IT'S EASY AND CONFIDENTIAL.

       INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE
       24 HOURS A DAY, SEVEN DAYS A WEEK.

       IF YOU ARE VOTING BY INTERNET, TELEPHONE OR FAX,
       YOU SHOULD NOT MAIL YOUR PROXY CARD.

       VOTE BY INTERNET:

       .   READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

       .   GO TO [[  ]] AND FOLLOW THE ON SCREEN DIRECTIONS.

       VOTE BY TELEPHONE:

       .   READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

       .   WHEN YOU ARE READY TO VOTE, CALL TOLL FREE [[  ]].

       .   FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO CAST YOUR VOTE.

       VOTE BY FAX:

       FAX YOUR EXECUTED PROXY TO US TOLL FREE AT
       [[  ]] ANYTIME.

       IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL
       [[  ]] FROM [[9:00 A.M. TO 11:00 P.M.]] EASTERN TIME
       MONDAY THROUGH FRIDAY, AND [[SATURDAYS FROM 12:00 P.M. TO
       6:00 P.M.]]

       YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER
       ACCOUNTS. THESE ARE NOT DUPLICATES; YOU SHOULD
       SIGN AND RETURN EACH PROXY IN ORDER FOR YOUR VOTES
       TO BE COUNTED.

                 Please detach at perforation before mailing.

COLUMBIA MANAGEMENT                                                       PROXY

                          COLUMBIA FUNDS SERIES TRUST
                            COLUMBIA UTILITIES FUND
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of[[______]], [[______]], [[______]] and [[______]]
as proxies of the signers, with full power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 6, 2006 and at any adjournments thereof, as specified herein, and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

     VOTE VIA THE INTERNET: [[ ]]
     VOTE VIA THE TELEPHONE: [[ ]]

     -----------------------------
     999 9999 9999 999

     -----------------------------
     NOTE: Please sign exactly as
     name or names appear hereon.
     Joint owners should each sign
     personally. When signing as
     attorney, executor,
     administrator, trustee or
     guardian, please give full
     title as such. If a
     corporation, please sign in
     corporate name by president
     or other authorized officer.
     If a partnership, please sign
     in partnership name by
     authorized person.


     -----------------------------
     Shareholder sign here

     -----------------------------
     Co-owner sign here

     -----------------------------
     Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

                                                           FOR  AGAINST ABSTAIN
Proposal to approve an Agreement and Plan of               [  ] [  ]    [  ]
Reorganization with respect to the acquisition of Columbia Utilities Fund by Columbia Dividend Income Fund.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [  ]


----------------------------------


----------------------------------

       EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
       VOTE THIS PROXY CARD TODAY!

       THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

       YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY
       TELEPHONE OR BY FAX - IT'S EASY AND CONFIDENTIAL.

       INTERNET, TELEPHONE AND FAX VOTING ARE AVAILABLE
       24 HOURS A DAY, SEVEN DAYS A WEEK.

       IF YOU ARE VOTING BY INTERNET, TELEPHONE OR FAX,
       YOU SHOULD NOT MAIL YOUR PROXY CARD.

       VOTE BY INTERNET:

       .   READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

       .   GO TO [[__________]] AND FOLLOW THE ON SCREEN DIRECTIONS.

       VOTE BY TELEPHONE:

       .   READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

       .   WHEN YOU ARE READY TO VOTE, CALL TOLL FREE [[__________]].

       .   FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO CAST YOUR VOTE.

       VOTE BY FAX:

       .   FAX YOUR EXECUTED PROXY TO US TOLL FREE AT [[__________]] ANYTIME.

       IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL [[__________]] FROM [[9:00 A.M. TO 11:00 P.M.]] EASTERN TIME MONDAY THROUGH FRIDAY, AND SATURDAYS FROM [[12:00 P.M. TO 6:00 P.M.]]

       YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS. THESE ARE NOT DUPLICATES; YOU SHOULD SIGN AND RETURN EACH PROXY IN ORDER FOR YOUR VOTES TO BE COUNTED.

                 Please detach at perforation before mailing.

COLUMBIA MANAGEMENT                                                       PROXY

                         COLUMBIA FUND SERIES TRUST I
                       COLUMBIA TAX-MANAGED GROWTH FUND
                          COLUMBIA GROWTH STOCK FUND
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 6, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The signers of this proxy hereby appoint each of [[__________]], [[__________]], [[__________]]
  and [[__________]] as proxies of the signers, with full power of substitution, to vote all shares at the Special Meeting of Shareholders to be held at One Financial Center, Boston, Massachusetts, on September 6, 2006 and at any adjournments thereof, as specified herein and, on any other business that may properly come before the meeting, in accordance with their best judgment.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

     VOTE VIA THE INTERNET: [[__________]]
     VOTE VIA THE TELEPHONE: [[______]]

     -----------------------------------------
     999 9999 9999 999

     -----------------------------------------

     NOTE: Please sign exactly as name or
     names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


     -----------------------------------------
     Shareholder sign here

     -----------------------------------------
     Co-owner sign here

     -----------------------------------------
     Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                          VOTE THIS PROXY CARD TODAY.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [X]

For shareholders of Columbia Tax-Managed Growth Fund only:

                                                         FOR  AGAINST  ABSTAIN
Proposal to approve an Agreement and Plan of             [  ]     [  ]     [  ]
Reorganization with respect to the acquisition of Columbia Tax-Managed Growth Fund by Columbia Large Cap
Growth Fund.

For shareholders of Columbia Growth Stock Fund only:

                                                         FOR  AGAINST  ABSTAIN
Proposal to approve an Agreement and Plan of             [  ]     [  ]     [  ]
Reorganization with respect to the acquisition of Columbia Growth Stock Fund by Columbia Large Cap Growth
Fund.

MARK BOX AT RIGHT FOR ADDRESS CHANGE AND NOTE NEW ADDRESS BELOW. [  ]


----------------------------------

----------------------------------